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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Mission Resources Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT
      Petrohawk Energy Corporation (“Petrohawk”), its wholly owned subsidiary, Petrohawk Acquisition Corporation (“Merger Sub”), and Mission Resources Corporation (“Mission”), have entered into an agreement and plan of merger dated as of April 3, 2005, as amended (the “merger agreement”). Under the merger agreement, Petrohawk will acquire Mission through a merger of Merger Sub with and into Mission (the “merger”). Following the merger, Mission will be the surviving corporation and a wholly owned subsidiary of Petrohawk. Immediately thereafter, the surviving corporation will merge with and into Petrohawk. The merger agreement is attached as Annex A to this joint proxy statement/ prospectus and is incorporated into this joint proxy statement/ prospectus by reference. In the merger, Petrohawk will issue approximately 19.234 million shares of common stock and will pay approximately $135.4 million in cash (based on the outstanding shares of Mission common stock on April 1, 2005, and in each case subject to upward adjustment, up to approximately 1.8 million shares of common stock and $12.7 million in cash, in the event that any additional shares of Mission common stock are issued in accordance with the merger agreement pursuant to the exercise of Mission stock options or otherwise). You may elect to receive either cash or Petrohawk common stock with respect to each share of Mission common stock you hold, subject in each case to allocation procedures set forth in the merger agreement and described in this document. Regardless of whether you elect to receive cash, Petrohawk common stock, or a combination of cash and Petrohawk common stock, or make no election, the merger agreement contains provisions designed to cause the value of the per share consideration you receive to be substantially equivalent. The tables on pages 6 and 61 of this document set forth hypothetical examples of the merger consideration you may receive. The actual amount of cash or number of shares of Petrohawk common stock that you will receive for each share of Mission common stock you hold will not be known at the time of the Mission special meeting to vote upon the proposed merger. Those amounts will be determined after the effective time of the merger based on a formula set forth in the merger agreement and described in this document.
      Your vote is important. We cannot complete the merger unless the Mission stockholders adopt the merger agreement and the Petrohawk stockholders approve the issuance of Petrohawk common stock at their respective stockholder meetings. The obligations of Petrohawk and Mission to complete the merger are also subject to the satisfaction or waiver of certain other conditions to the merger. The places, dates and times of the annual meeting of Petrohawk and the special meeting of Mission are as follows:

For Petrohawk stockholders: 11:00 a.m., CDT Thursday, July 28, 2005 Four Seasons Hotel, 1300 Lamar St. Houston, Texas 77010	For Mission stockholders: 10:00 a.m., CDT Thursday, July 28, 2005 Four Seasons Hotel, 1300 Lamar St. Houston, Texas 77010
      This joint proxy statement/ prospectus gives you detailed information about the annual meeting of Petrohawk and the special meeting of Mission and the proposed merger. We urge you to read this joint proxy statement/ prospectus carefully, including “Risk Factors” on page 19 for a discussion of the risks relating to the merger. Whether or not you plan to attend your meeting, to ensure your shares are represented at the meeting, please vote as soon as possible by either completing and submitting the enclosed proxy card or voting using the telephone or Internet voting procedures described on your proxy card.
      Each of our boards of directors recommends that you vote “FOR” the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement and the other matters contemplated to be voted upon at the annual meeting of Petrohawk and the special meeting of Mission.
      Petrohawk common stock is quoted on the Nasdaq National Market under the symbol “HAWK.” Mission common stock is quoted on the Nasdaq National Market under the symbol “MSSN.”
      Neither the SEC nor any state securities commission has approved or disapproved of the securities to be issued under this joint proxy statement/ prospectus or has passed upon the adequacy or accuracy of the disclosure in this joint proxy statement/ prospectus. Any representation to the contrary is a criminal offense.
      This joint proxy statement/ prospectus is dated June 27, 2005 and is first being mailed to Petrohawk stockholders and Mission stockholders on or about June 28, 2005.

MISSION RESOURCES CORPORATION
1331 Lamar St., Suite 1455
Houston, Texas 77010-3039
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On July 28, 2005
TO THE STOCKHOLDERS OF MISSION RESOURCES CORPORATION:
      We will hold a special meeting of stockholders of Mission Resources Corporation at the Four Seasons Hotel, 1300 Lamar St., Houston, Texas, on July 28, 2005, at 10:00 a.m., CDT, for the following purposes:

1. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger dated as of April 3, 2005, as amended, by and among Petrohawk Energy Corporation, Petrohawk Acquisition Corporation and Mission Resources Corporation, and approve the merger of Petrohawk Acquisition Corporation with and into Mission Resources Corporation and the other transactions contemplated by the merger agreement; and

2. To transact any other business as may properly be brought before the special meeting or any adjournment or postponement of the special meeting.
      The Mission board of directors has fixed the close of business on June 13, 2005 as the record date for determining those Mission stockholders entitled to vote at the special meeting and any adjournment or postponement thereof. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the special meeting. A complete list of the Mission stockholders will be available for examination at the offices of Mission in Houston, Texas during ordinary business hours for a period of 10 days prior to the special meeting.
      The board of directors of Mission recommends that Mission stockholders vote “FOR” the proposal to adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement.
      Under Delaware law, if the merger is completed, holders of Mission common stock who do not vote in favor of, or consent in writing to, the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement will have the right to seek appraisal of the fair value of their shares, but only if they submit a written demand for such an appraisal prior to the vote on the merger agreement and they comply with the other Delaware law procedures and requirements explained in the accompanying joint proxy statement/ prospectus.
      To ensure your representation at the special meeting, please complete and promptly mail your proxy card in the return envelope enclosed, or authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number or by using the Internet as described in the instructions included with your proxy card or voting instruction card. This will not prevent you from voting in person, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the joint proxy statement/ prospectus accompanying this notice for more complete information regarding the merger and the special meeting.

By Order of the Board of Directors
of Mission Resources Corporation

Robert L. Cavnar
Chairman, President and Chief Executive Officer
Houston, Texas
June 27, 2005

ADDITIONAL INFORMATION
      This joint proxy statement/ prospectus incorporates by reference important business and financial information about Petrohawk and Mission from documents that are not included in or delivered with this joint proxy statement/ prospectus. See “Where You Can Find More Information” on page 139. This information is available to you without charge upon your written or oral request. You can obtain documents incorporated by reference in this joint proxy statement/ prospectus by requesting them in writing or by telephone from Petrohawk or Mission at the following addresses:

Petrohawk Energy Corporation 1100 Louisiana St., Suite 4400 Houston, Texas 77002 (832) 204-2700 Attention: Investor Relations	Mission Resources Corporation 1331 Lamar St., Suite 1455 Houston, Texas 77010-3039 (713) 495-3000 Attention: Investor Relations
      You also may obtain these documents at the Securities and Exchange Commission’s website, www.sec.gov, and you may obtain certain of these documents at Petrohawk’s website, www.petrohawk.com, by selecting “Investor Relations” and then selecting “SEC Filings,” and at Mission’s website, www.mrcorp.com, by selecting “Investor Relations” and then selecting “SEC Filings.” Information contained on the Petrohawk and Mission websites is expressly not incorporated by reference into this joint proxy statement/ prospectus. To receive timely delivery of the documents in advance of the Petrohawk annual meeting of stockholders or Mission special meeting of stockholders, your request should be received no later than July 18, 2005.

(i)

(ii)

Report of the Petrohawk Audit Committee	120
Accounting Fees	121
PROPOSED AMENDMENT TO PETROHAWK’S 2004 EMPLOYEE INCENTIVE PLAN	122
PROPOSED AMENDMENT TO PETROHAWK’S 2004 NON-EMPLOYEE DIRECTOR INCENTIVE PLAN	125
SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS	127
PETROHAWK TRANSACTIONS WITH RELATED PERSONS	128
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS	129
Petrohawk Energy Corporation	129
Mission Resources Corporation	132
The Combined Company	135
SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	138
RATIFICATION OF INDEPENDENT AUDITORS	138
LEGAL MATTERS	138
EXPERTS	138
WHERE YOU CAN FIND MORE INFORMATION	139
GLOSSARY OF OIL & GAS TERMS	142
Annex A Agreement and Plan of Merger, dated as of April 3, 2005, as amended, by and among Petrohawk Energy Corporation, Petrohawk Acquisition Corporation and Mission Resources Corporation	A-1
Annex B Opinion of Sanders Morris Harris Inc.	B-1
Annex C Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated	C-1
Annex D Section 262 of the Delaware General Corporation Law	D-1

(iii)

QUESTIONS AND ANSWERS ABOUT VOTING PROCEDURES
FOR THE ANNUAL AND SPECIAL MEETINGS

Q:	Why is my vote important?

A:	Under the Delaware General Corporation Law (the “DGCL”), which governs Mission, the merger agreement must be adopted by the holders of a majority of the outstanding shares of Mission common stock entitled to vote. Accordingly, if a Mission stockholder fails to vote, or if a Mission stockholder abstains, that will have the same effect as a vote against adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement.

Under the rules of the Nasdaq National Market, the issuance of Petrohawk common stock in the merger and the amendments to increase the shares available for issuance under Petrohawk’s Amended and Restated 2004 Employee Incentive Plan (the “2004 Employee Incentive Plan”) and Amended and Restated 2004 Non-Employee Director Incentive Plan (the “2004 Non-Employee Director Incentive Plan”) require the affirmative vote of a majority of the shares of common stock voted at the Petrohawk annual meeting. Accordingly, assuming that a quorum is present, the failure of a Petrohawk stockholder to vote or a decision by a Petrohawk stockholder to abstain will have no effect in determining whether these proposals are approved. Approval of the issuance of Petrohawk common stock is a condition to the merger.

In addition, under the DGCL, which also governs Petrohawk, the proposed amendment to Petrohawk’s certificate of incorporation must be approved by the holders of a majority of the outstanding shares of Petrohawk common stock and preferred stock entitled to vote. Accordingly, if a Petrohawk stockholder fails to vote, or if a Petrohawk stockholder abstains, that will have the same effect as a vote against approval of the amendment to the certificate of incorporation. The merger is not conditioned on the approval of this amendment.

Q:	What do I need to do now?

A:	After you have carefully read this joint proxy statement/ prospectus, please respond by completing, signing and dating your proxy card and returning it in the enclosed postage-paid envelope or, if available, by submitting your proxy or voting instruction by telephone or through the Internet as soon as possible so that your shares will be represented and voted at your special meeting.

Q:	What do I do if I want to change my vote after I have delivered my proxy card?

A:	You may change your vote at any time before your proxy is voted at your meeting. You can do this in any of the three following ways:

• by sending a written notice to the Secretary of Petrohawk or Mission, as appropriate, in time to be received before your meeting stating that you would like to revoke your proxy;

• by completing, signing and dating another proxy card and returning it by mail in time to be received before your annual or special meeting, as appropriate, or, if you submitted your proxy through the Internet or by telephone, you can change your vote by submitting a proxy card at a later date, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

• if you are a holder of record, by attending your annual or special meeting and voting in person.

If your shares are held in an account at a broker or other nominee, you should contact your broker or other nominee to change your vote.

Q:	If I am a Mission stockholder, should I send in my stock certificates with my proxy card?

A:	No. Please DO NOT send your Mission stock certificates with your proxy card. Rather, prior to the election deadline of 5:00 p.m., CDT, on July 27, 2005, you should send your Mission common stock certificates to the exchange agent, together with your completed, signed election form. If your shares are held in “street name” by your broker or other nominee you should follow your broker’s or other nominee’s instructions for making an election with respect to your shares.

Q:	What is the amount of cash and/or the number of shares of Petrohawk common stock that I will receive for my shares of Mission common stock?

A:	The actual amount of cash or number of shares of Petrohawk common stock that you will receive for each share of Mission common stock you hold cannot be determined until after the effective time of the merger. Those amounts will be determined based on a formula set forth in the merger agreement and described in this document. There is a table on pages 6 and 61 that sets forth the per share cash consideration and the per share stock consideration that would be received by Mission stockholders based on a range of hypothetical values of Petrohawk common stock (the “Average Petrohawk Common Stock Values”). You may also obtain at any time the hypothetical Average Petrohawk Common Stock Value calculated based upon the actual closing prices of Petrohawk common stock by calling toll-free 1-866-729-6799, or by accessing Petrohawk’s website at www.petrohawk.com/investor.html or Mission’s website at www.mrcorp.com.

Q:	If I am a Mission stockholder, when must I elect the type of merger consideration that I prefer to receive?

A:	Holders of Mission common stock who wish to elect the type of merger consideration they prefer to receive in the merger should carefully review and follow the instructions set forth in the election form provided to Mission stockholders together with this joint proxy statement/ prospectus. These instructions require that a properly completed and signed election form be received by the exchange agent by the election deadline, which is 5:00 p.m., CDT, on July 27, 2005. If a Mission stockholder does not submit a properly completed and signed election form to the exchange agent by the election deadline, then such stockholder will have no control over the type of merger consideration such stockholder may receive, and, consequently, may receive only cash, only Petrohawk common stock, or a combination of cash and Petrohawk common stock in the merger.

Q:	If I am a Mission stockholder, can I change my election after I submit my certificates?

A:	You can revoke your election and submit new election materials prior to the election deadline. You may do so by submitting a written notice to the exchange agent that is received prior to the election deadline at the following address:

American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, New York 10038

The revocation must specify the account name and such other information as the exchange agent may request; revocations may not be made in part. New elections must be submitted in accordance with the election procedures described in this joint proxy statement/ prospectus. If you instructed a broker to submit an election for your shares, you must follow your broker’s directions for changing those instructions.

Q:	If my shares are held in “street name” by my broker or other nominee, will my broker or other nominee vote my shares for me?

A:	If you are a Mission stockholder, your broker will NOT vote your shares held in “street name” unless you instruct your broker how to vote. The failure to vote will have the same effect as a vote “AGAINST” adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement.

If you are a Petrohawk stockholder, your broker will NOT vote your shares held in “street name” on the issuance of Petrohawk common stock in the merger, the amendment of the certificate of incorporation to increase the number of authorized shares of common stock, or the amendment of Petrohawk’s incentive plans to increase the shares of common stock available thereunder unless you instruct your broker how to vote. Accordingly, the failure to vote will have the same effect as a vote “AGAINST” approval of these proposals. You should therefore provide your broker or other nominee with instructions as to how to vote your shares.

Q:	Do I have dissenters’ rights?

A:	Under the DGCL, if the merger is completed, holders of Mission common stock who do not vote in favor of, or consent in writing to, the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement will have the right to seek appraisal of the fair value of their shares, but only if they submit a written demand for such an appraisal prior to the vote on the merger agreement and they comply with the other Delaware law procedures and requirements explained in the accompanying joint proxy statement/ prospectus.

Q:	Who can I call with questions about the annual or special meeting, the merger and the other matters to be voted upon?

A:	If you have any questions about these matters or how to submit your proxy or voting instruction card, or if you need additional copies of this document or the enclosed proxy card or voting instruction card, you should contact:

• if you are a Petrohawk stockholder:

Petrohawk Energy Corporation
1100 Louisiana St., Suite 4400
Houston, Texas 77002
(832) 204-2700
Attention: Investor Relations

• if you are a Mission stockholder:

Mission Resources Corporation
1331 Lamar St., Suite 1455
Houston, Texas 77010-3039
(713) 495-3000
Attention: Investor Relations

SUMMARY
      This brief summary highlights selected information from this joint proxy statement/ prospectus. It does not contain all of the information that may be important to you. You should carefully read this entire document and the other documents to which this joint proxy statement/ prospectus refers you to fully understand the merger and the other matters discussed in this joint proxy statement/ prospectus. See “Where You Can Find More Information” on page 139. Each item in this summary refers to the page where that subject is discussed in more detail. We have defined certain oil and gas industry terms used in this document in the “Glossary of Oil and Gas Terms” beginning on page 142.
Information about Petrohawk and Mission (Pages 28 and 31)

Petrohawk Energy Corporation
1100 Louisiana St., Suite 4400
Houston, Texas 77002
(832) 204-2700
      Petrohawk is a Delaware corporation. Petrohawk’s common stock is quoted on the Nasdaq National Market under the symbol “HAWK.” Petrohawk is an independent oil and gas company engaged in the acquisition, development, production and exploration of natural gas and oil properties located in North America. Our properties are concentrated in the South Texas, Anadarko, Permian Basin, East Texas, Arkoma and Gulf Coast regions.

Mission Resources Corporation
1331 Lamar St., Suite 1455
Houston, Texas 77010-3039
(713) 495-3000
      Mission is a Delaware corporation. Mission’s common stock is quoted on the Nasdaq National Market under the symbol “MSSN.” Mission drills for, acquires, develops and produces natural gas and crude oil, primarily in the Permian Basin (in West Texas and Southeast New Mexico), along the Texas and Louisiana Gulf Coast and in both the state and federal waters of the Gulf of Mexico.
The Merger
Mission Will Merge With a Subsidiary of Petrohawk (Page 33)
      We propose a merger of Merger Sub, a wholly owned subsidiary of Petrohawk, with and into Mission. Mission will survive the merger as a wholly owned subsidiary of Petrohawk. Immediately following the effective time of the merger, the surviving corporation will merge with and into Petrohawk. We have attached the merger agreement to this joint proxy statement/ prospectus as Annex A. Please read the merger agreement carefully. It is the legal document that governs the merger. Subject to satisfaction of other conditions to the merger, we anticipate that the closing of the merger will occur within five days after the approval of the merger by the requisite vote of the Mission stockholders and the approval of the issuance of shares of Petrohawk common stock by the requisite vote of the Petrohawk stockholders.
Mission Stockholders Will Receive Cash and/or Shares of Petrohawk Common Stock in the Merger Depending on Their Election and Any Adjustment (Pages 58 and 62)
      The merger agreement provides that at the effective time of the merger, each outstanding share of Mission common stock will be converted into the right to receive a number of shares of Petrohawk common stock, an amount of cash, or a combination of Petrohawk common stock and cash, subject to the election and allocation procedures described in this document. The actual amount of cash or number of shares of Petrohawk common stock that you will receive for each share of Mission common stock you hold cannot be determined until the effective time of the merger. Those amounts will be determined based on a formula set forth in the merger agreement and described under the heading “The Merger — Merger Consideration” beginning on page 58 of this document. The formula is designed to substantially equalize the value of the consideration to be received for each share of Mission common stock, at the time the calculation is made, regardless of whether you elect to receive cash, stock or a combination of cash and stock, or make no election. This equalization mechanism was deemed to be desirable because the value of the Petrohawk common stock will fluctuate. The value of the merger consideration to be received with respect to each share of Mission common stock will be equal to $3.26 plus approximately $0.4631 per $1.00 of Average Petrohawk Common Stock Value.
      The formula is also designed to fix the total number of shares of Petrohawk common stock and the amount of cash to be issued and paid, respectively, in the merger at approximately 19.234 million shares and approximately $135.4 million in cash (in each case subject to upward adjustment up to approximately 1.8 million shares and $12.7 million in cash, in the event that any shares of Mission common stock are issued in accordance with the merger agreement pursuant to the exercise of Mission stock options or otherwise). Because the amount of cash and the number of shares of Petrohawk common stock to be paid and issued, respectively, in the merger are fixed, the percentage of shares of Mission common stock that will be exchanged for Petrohawk common stock and the percentage that will be exchanged for cash will depend upon the Average Petrohawk Common Stock Value. The greater the Average Petrohawk Common Stock Value, the greater the percentage of shares of Mission common stock that will be exchanged for shares of Petrohawk common stock and the lesser the Average Petrohawk Common Stock Value, the greater the percentage of shares of Mission common stock that will be exchanged for cash.
      For example, if the Average Petrohawk Common Stock Value is $10.21, which was the closing price of Petrohawk common stock on June 24, 2005, the last practicable date prior to the distribution of this document, a Mission stockholder electing to receive stock would receive 0.7824 shares of Petrohawk common stock per share of Mission common stock having a value, based on such Average Petrohawk Common Stock Value, of $7.9883 per share, and a Mission stockholder electing to receive cash would receive $7.9880 in cash per share of Mission common stock, subject in each case to the allocation procedures described under the heading “The Merger — Conversion of Shares; Exchange of Certificates; Elections as to Form of Consideration; Allocations” beginning on page 62 of this document. Based on that Average Petrohawk Common Stock Value and 41,535,088 shares of Mission common stock outstanding, 59.19% of the outstanding shares of Mission common stock would be exchanged for Petrohawk common stock and 40.81% of the outstanding shares of Mission common stock would be exchanged for cash.

The following table sets forth, based on various hypothetical Average Petrohawk Common Stock Values, the per share cash consideration and the per share stock consideration, as well as the value of such stock consideration based on the hypothetical Average Petrohawk Common Stock Values. The table also shows the percentage of outstanding shares of Mission common stock that would be converted into Petrohawk common stock and cash based on such Average Petrohawk Common Stock Values. The table is based on the assumption that no Mission stock options have been exercised following the date of this joint proxy statement/ prospectus and prior to the closing of the merger, that no additional shares of Mission common stock are otherwise issued following the date of this joint proxy statement/ prospectus and that the number of exchangeable shares of Mission common stock is 41,535,088 (the number of shares Mission common stock outstanding on April 1, 2005). To the extent that the number of shares of Mission common stock outstanding increases in accordance with the merger agreement (whether as a result of the exercise of Mission stock options or otherwise), the number of exchangeable shares will increase and the aggregate transaction value will increase, but there will be no change in the per share stock consideration or per share cash consideration. Each additional exchangeable share of Mission common stock will increase the aggregate transaction value by 0.4631 shares of Petrohawk common stock and $3.26 in cash.

		Per Share
		Stock			Percentage of Outstanding
		Consideration			Shares of Mission
Average		(Shares of			Common Stock to Receive:
Petrohawk		Petrohawk	Value of Per	Per Share
Common	Transaction	Common	Share Stock	Cash	Stock	Cash
Stock Value	Value	Stock)	Consideration	Consideration	Consideration	Consideration

$13.00	385,447,278	0.7138	9.2794	9.2800	64.87	35.13
12.75	380,638,761	0.7188	9.1647	9.1643	64.43	35.57
12.50	375,830,244	0.7239	9.0488	9.0485	63.97	36.03
12.25	371,021,727	0.7292	8.9327	8.9327	63.50	36.50
12.00	366,213,209	0.7347	8.8164	8.8170	63.03	36.97
11.75	361,404,692	0.7405	8.7009	8.7012	62.53	37.47
11.50	356,596,175	0.7466	8.5859	8.5854	62.03	37.97
11.25	351,787,658	0.7529	8.4701	8.4696	61.51	38.49
11.00	346,979,141	0.7594	8.3534	8.3539	60.98	39.02
10.75	342,170,624	0.7663	8.2377	8.2381	60.43	39.57
10.50	337,362,107	0.7736	8.1228	8.1223	59.86	40.14
10.25	332,553,590	0.7811	8.0063	8.0066	59.28	40.72
10.00	327,745,072	0.7891	7.8910	7.8908	58.69	41.31
9.75	322,936,555	0.7974	7.7747	7.7750	58.07	41.93
9.50	318,128,038	0.8062	7.6589	7.6593	57.44	42.56
9.25	313,319,521	0.8155	7.5434	7.5435	56.78	43.22
9.00	308,511,004	0.8253	7.4277	7.4277	56.11	43.89
8.75	303,702,487	0.8357	7.3124	7.3119	55.42	44.58
8.50	298,893,970	0.8466	7.1961	7.1962	54.70	45.30
8.25	294,085,452	0.8582	7.0802	7.0804	53.96	46.04
8.00	289,276,935	0.8706	6.9648	6.9646	53.19	46.81
7.75	284,468,418	0.8837	6.8487	6.8489	52.40	47.60
7.50	279,659,901	0.8977	6.7328	6.7331	51.58	48.42
      Assuming an Average Petrohawk Common Stock Value of $11.53, which was the closing price of Petrohawk common stock on April 1, 2005, the business day prior to the announcement of the proposed merger, the merger consideration would have a value of approximately $8.60 per share of Mission common stock. Assuming an Average Petrohawk Common Stock Value of $10.15 based on the volume-weighted average of the closing prices per share of Petrohawk common stock during the ten consecutive trading days ended three calendar days before the date of this joint proxy statement/ prospectus, the merger consideration would have a value of approximately $7.96 per share of Mission common stock.
      The actual value of the cash consideration or number of shares of Petrohawk common stock that you will receive for each share of Mission common stock you may hold may differ from the hypothetical amounts shown in the foregoing examples because the actual amounts will be determined at the effective time of the merger based on a formula set forth in the merger agreement and described in this document.
      No assurance can be given that the current fair market value of Petrohawk common stock will be equivalent to the fair market value of Petrohawk common stock on the date that the merger consideration is received by a Mission stockholder or at any other time. The actual fair market value of the Petrohawk common stock received by Mission stockholders will depend upon the market price of Petrohawk common stock upon receipt, which may be higher or lower than the Average Petrohawk Common Stock Value or the market price of Petrohawk common stock on the date the merger was announced, on the date this document is mailed to Mission stockholders, on the date a Mission stockholder makes an election with respect to the merger consideration, or on the date of the special meeting of Mission stockholders.
If You Are a Mission Stockholder, You May Receive a Different Form or Combination of Merger Consideration Than What You Elect (Page 62)
      You may elect to receive cash, shares of Petrohawk common stock or a combination of cash and Petrohawk common stock in exchange for your shares of Mission common stock. However, since Petrohawk is issuing a fixed number of shares of Petrohawk common stock and paying a fixed amount of cash (in each case subject to upward adjustment in the event that any shares of Mission common stock are issued in accordance with the merger agreement pursuant to the exercise of Mission stock options or otherwise), you cannot be certain of receiving the form or combination of consideration that you elect with respect to all of your shares of Mission common stock.
      If the elections result in an oversubscription of the pool of cash or Petrohawk common stock, certain procedures for allocating cash and Petrohawk common stock will be followed by the exchange agent. See “The Merger — Conversion of Shares; Exchange of Certificates; Elections as to Form of Consideration; Allocations — Allocation” beginning on page 62 of this document.
To Make an Election, Mission Stockholders Must Properly Complete and Deliver the Election Form (Page 62)
      If you are a Mission stockholder, you have received together with this joint proxy statement/ prospectus an election form with instructions for making cash and stock elections. You must properly complete and deliver to the exchange agent your election form along with your stock certificates (or a properly completed notice of guaranteed delivery). Do not send your stock certificates or election form with your proxy card.
      Election forms and stock certificates (or a properly completed notice of guaranteed delivery) must be received by the exchange agent by the election deadline, which is 5:00 p.m., CDT, on July 27, 2005. Once you tender your stock certificates to the exchange agent, you may not transfer your shares of Mission common stock until the merger is completed, unless you revoke your election by written notice to the exchange agent that is received prior to the election deadline.
      If you fail to submit a properly completed election form, together with your stock certificates (or a properly completed notice of guaranteed delivery), prior to the election deadline, you will be deemed not to have made an election. As a holder making no election, you will be paid value per share equivalent to the amount paid per share to holders making elections, but you may be paid all in cash, all in Petrohawk common stock, or in part cash and in part Petrohawk common stock, depending on the remaining pool of cash and Petrohawk common stock available for paying merger consideration after honoring the cash elections and stock elections that other Mission stockholders have made.

      If you own shares of Mission common stock in “street name” through a broker or other nominee and you wish to make an election, you should seek instructions from the broker or other nominee holding your shares concerning how to make your election.
      If the merger agreement is not adopted and the merger and the other transactions contemplated by the merger agreement are not approved by Mission stockholders, or the stock issuance is not approved by Petrohawk stockholders, stock certificates will be returned by the exchange agent by first class mail or through book-entry transfer (in the case of shares of Mission common stock delivered in book-entry form to the exchange agent).
The Meetings and Voting
Petrohawk Annual Meeting of Stockholders (Page 24)
      The Petrohawk annual meeting will be held in Houston, Texas on July 28, 2005 at 11:00 a.m., CDT. At the annual meeting, you will be asked:

1. To elect two nominees to the board of directors to serve as Class I directors until their successors are duly elected or until their earlier death, resignation, or removal.

2. To consider and vote upon a proposal to approve the issuance of shares of common stock, par value $0.001 per share, of Petrohawk pursuant to the Agreement and Plan of Merger, dated as of April 3, 2005, by and among Petrohawk, Petrohawk Acquisition Corporation, and Mission Resources Corporation.

3. To consider and vote upon a proposal to amend Petrohawk’s certificate of incorporation to increase the number of authorized shares of common stock from 75 million shares to 125 million shares.

4. To consider and vote upon a proposal to amend Petrohawk’s 2004 Employee Incentive Plan to increase the number of authorized shares of common stock under the plan from 2.75 million shares to 4.25 million shares.

5. To consider and vote upon a proposal to amend Petrohawk’s 2004 Non-Employee Director Incentive Plan to increase the number of authorized shares of common stock under the plan from 200,000 shares to 400,000 shares.

6. To ratify the selection of Deloitte & Touche LLP as Petrohawk’s independent auditors for the year ending December 31, 2005.

7. To transact any other business as may properly be brought before the annual meeting or any adjournment or postponement of the annual meeting.
      You can vote at the Petrohawk annual meeting if you owned Petrohawk common stock or 8% cumulative convertible preferred stock at the close of business on June 13, 2005. On that date, there were 40,141,017 shares of Petrohawk common stock outstanding and entitled to vote, approximately 8.2% of which were owned and entitled to be voted by Petrohawk directors and executive officers and their affiliates. Also on that date, there were 598,271 shares of Petrohawk 8% cumulative convertible preferred stock outstanding and entitled to vote, none of which were owned by Petrohawk directors and executive officers and their affiliates. You can cast one vote for each share of Petrohawk common stock you owned on that date. Each holder of Petrohawk’s 8% cumulative convertible preferred stock is entitled to one vote for every two shares of 8% cumulative convertible preferred stock owned on that date.
      Approval of the issuance of Petrohawk common stock in the merger requires the affirmative vote of a majority of the votes cast at the meeting. Broker non-votes and abstentions have no impact on this matter provided a quorum is present. Approval of the amendment to the certificate of incorporation requires the affirmative vote of holders of a majority of the outstanding shares of Petrohawk stock entitled to vote. Consequently, broker non-votes and abstentions on this matter have the effect of a vote against the matter.

Each of the directors nominated to serve on Petrohawk’s board of directors as Class I directors are elected by a plurality of the votes of Petrohawk’s stockholders present in person or represented by written proxy at the annual meeting. Any shares not voted (whether by withholding the vote, broker non-vote or otherwise) have no impact in the election of directors, except to the extent the failure to vote for an individual results in another candidate receiving a larger number of votes.
      Approval of the amendment to the 2004 Employee Incentive Plan and the amendment to the 2004 Non-Employee Director Incentive Plan requires affirmative vote of a majority of the votes cast at the meeting. Broker non-votes and abstentions on these matters have no impact, provided that a quorum is present. Although action by the stockholders on the ratification of Petrohawk’s Audit Committee’s selection of an independent auditor is not required, the Petrohawk Audit Committee believes that it is important to seek stockholder ratification of this appointment in light of the critical role played by the independent auditor in maintaining the integrity of financial controls and reporting.
Mission Special Stockholder Meeting (Page 26)
      The Mission special meeting will be held in Houston, Texas on July 28, 2005 at 10:00 a.m., CDT. At the special meeting, you will be asked:

1. to adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement; and

2. to transact any other business as may properly be brought before the special meeting or any adjournment or postponement of the special meeting.
      You can vote at the Mission special meeting if you owned Mission common stock at the close of business on June 13, 2005. On that date, there were 41,658,013 shares of Mission common stock outstanding and entitled to vote, approximately 1% of which were owned and entitled to be voted by Mission directors and executive officers and their affiliates. Additionally, parties owning approximately 32% of Mission common stock have entered into separate voting agreements with Petrohawk and Mission pursuant to which they have agreed, among other things, to vote all shares owned by each of them in favor of the merger. You can cast one vote for each share of Mission common stock you owned on that date. In order to adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement, the holders of a majority of the outstanding shares of Mission common stock entitled to vote must vote in favor of doing so.
Boards of Directors’ Recommendations to Stockholders
      The Petrohawk board of directors believes that the merger and the issuance of Petrohawk common stock in the merger is fair to and in the best interests of the Petrohawk stockholders, and recommends that Petrohawk stockholders vote “FOR” the issuance of Petrohawk common stock in the merger. In addition, the Petrohawk board of directors believes that the amendments to Petrohawk’s certificate of incorporation, the 2004 Non-Employee Director Incentive Plan, and the 2004 Employee Incentive Plan, the election of the persons nominated as directors to the board of directors and the ratification of Deloitte & Touche LLP as independent auditors for 2005 are in the best interests of the Petrohawk stockholders and recommends that the Petrohawk stockholders vote “FOR” each of these proposals.
      The Mission board of directors believes that the merger is fair to and in the best interests of the Mission stockholders, and recommends that Mission stockholders vote “FOR” the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement.
      To review the background and reasons for the merger in greater detail see “The Merger — Background of the Merger” beginning on page 34 of this document, and to review certain risks related to the merger, see “Risk Factors” beginning on page 19 of this document, “The Merger — Petrohawk’s Reasons for the Merger; Recommendation of the Stock Issuance in the Merger by the Petrohawk Board of Directors” beginning on page 39 of this document and “The Merger — Mission’s Reasons for the Merger; Recommendation of the Merger by the Mission Board of Directors” beginning on page 41 of this document. Please refer to “Proposed Amendment to Petrohawk’s Certificate of Incorporation” beginning on page 104 of this document, “Election of Petrohawk Directors” beginning on page 105 of this document, “Proposed Amendment to Petrohawk’s 2004 Employee Incentive Plan” beginning on page 122 of this document, “Proposed Amendment To Petrohawk’s 2004 Non-Employee Director Incentive Plan” beginning on page 125 of this document, and “Ratification of Independent Auditors” beginning on page 138 of this document for a more complete discussion of the other Petrohawk proposals.
Comparative Market Price and Dividend Information
Comparative Market Price Information (Page 96)
      Petrohawk common stock is quoted on the Nasdaq National Market under the symbol “HAWK,” and Mission common stock is quoted on the Nasdaq National Market under the symbol “MSSN.”
      The following table lists the closing prices of Petrohawk common stock and Mission common stock on April 1, 2005, the last trading day before we announced the proposed merger, and on June 24, 2005, the last practicable date prior to distribution of this document. The following table also presents the equivalent pro forma prices for Mission common stock on those dates, as determined by multiplying the closing prices of Petrohawk common stock on those dates by 0.7458 and 0.7842, each representing the fraction of a share of Petrohawk common stock that Mission stockholders electing to receive Petrohawk common stock would receive in the merger for each share of Mission common stock, based on (1) a hypothetical Average Petrohawk Common Stock Value of $11.53, which was the closing price of Petrohawk common stock on April 1, 2005, the business day prior to the announcement of the proposed merger and (2) a hypothetical Average Petrohawk Common Stock Value of $10.15 based on the volume-weighted average of the trading sale prices per share of Petrohawk common stock during the 10 consecutive trading days ending on June 24, 2005, respectively, and assuming no adjustment for oversubscriptions.

	Petrohawk	Mission	Mission
	Common	Common	Equivalent
	Stock	Stock	per Share

April 1, 2005	$11.53	$7.22	$8.60
June 24, 2005	10.15	7.82	7.96
      The market prices of both Petrohawk common stock and Mission common stock will fluctuate prior to the merger. You should obtain current stock price quotations for Petrohawk common stock and Mission common stock. You can get these quotations from a newspaper, on the Internet or by calling your broker.
Dividend Policy of Petrohawk (Page 96)
      Petrohawk has never paid any cash dividends on its common stock. Petrohawk does not expect to declare or pay any cash or other dividends in the foreseeable future on its common stock. Holders of Petrohawk’s 8% cumulative convertible preferred stock are entitled to receive cumulative dividends at the annual rate of $0.74 per share when and as declared by the board of directors of Petrohawk. No dividends may be paid on Petrohawk’s common stock unless all cumulative dividends due on all of the 8% cumulative convertible preferred stock have been declared and paid. Petrohawk’s existing revolving credit facility restricts the payment of cash dividends on common stock and preferred stock (other than the 8% cumulative convertible preferred stock), and Petrohawk may also enter into credit agreements or other borrowing arrangements in the future that restrict the ability to declare and pay cash dividends.
Matters to Be Considered in Deciding How to Vote
Fairness Opinion of Sanders Morris Harris Inc. to the Petrohawk Board of Directors (Page 43)
      In connection with the merger, Petrohawk retained Sanders Morris Harris Inc. (“SMH”) as its financial advisor. In deciding to approve the merger agreement, the Petrohawk board of directors considered the opinion of SMH provided to the Petrohawk board of directors on April 3, 2005, that, based upon and subject to the assumptions made, matters considered, qualifications, and limitations set forth in the written opinion, as of that date, the financial consideration to be paid by Petrohawk in the merger was fair, from a financial point of view, to Petrohawk.
      The full text of the written opinion of SMH, dated April 3, 2005, which sets forth, among other things, the assumptions made, matters considered, qualifications, and limitations on the review undertaken by SMH in connection with the opinion, is attached to this document as Annex B. SMH provided its opinion for the use and benefit of the Petrohawk board of directors in connection with its consideration of the merger. The SMH opinion is not a recommendation as to how any stockholder of Petrohawk or Mission should vote or act with respect to any matter relating to the merger.
Mission’s Financial Advisor and Merrill Lynch, Pierce, Fenner & Smith Incorporated’s Fairness Opinion to the Mission Board of Directors (Page 51)
      Under a letter agreement dated August 19, 2002, Mission retained Petrie Parkman & Co., Inc. (“Petrie Parkman”) to act as its financial advisor. Petrie Parkman was not requested to, and did not, render an opinion to the Mission board of directors in connection with the merger. In connection with the merger, Mission retained Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) to opine on the fairness of the merger from a financial point of view. In deciding to approve the merger agreement, the Mission board of directors considered the opinion of Merrill Lynch provided to the Mission board of directors on April 3, 2005, that, as of the date of the opinion and based upon and subject to the matters set forth in its opinion, the consideration to be received by holders of Mission common stock (other than Petrohawk and its affiliates) in the merger was fair, from a financial point of view, to such holders.
      The full text of the written opinion of Merrill Lynch, dated April 3, 2005, which sets forth, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations of the review undertaken by Merrill Lynch in rendering its opinion, is attached to this document as Annex C. Merrill Lynch provided its opinion for the information and assistance of the Mission board of directors in connection with its consideration of the transaction contemplated by the merger agreement. The Merrill Lynch opinion is not a recommendation as to how any Mission stockholder should vote on the merger.
The Merger Generally Will Be Tax-Free to U.S. Holders and Certain Non-U.S. Holders of Mission Common Stock to the Extent They Receive Petrohawk Common Stock (Page 78)
      Based on the opinions of Porter & Hedges, L.L.P., outside counsel to Mission, and Thompson & Knight LLP, outside counsel to Petrohawk, we expect that the material U.S. federal income tax consequences of the merger to Mission stockholders that are U.S. persons will be as follows:

•	If you exchange Mission common stock solely for cash in the merger, you generally should recognize (i.e., take into account for tax purposes) capital gain or loss equal to the difference between the amount of cash received and your tax basis in the stock surrendered.

•	If you exchange Mission common stock solely for Petrohawk common stock in the merger, you will not recognize any gain or loss, except to the extent of the cash you receive in lieu of a fractional Petrohawk share.

•	If you exchange Mission common stock for a combination of cash and Petrohawk common stock in the merger, you generally will recognize gain (but not loss). Your gain recognized generally will equal the lesser of (1) the excess of the sum of the cash and the fair market value of the Petrohawk common stock received over your tax basis in the Mission stock surrendered, or (2) the amount of cash received.

•	Your holding period for the Petrohawk common stock received in the merger generally will include your holding period for the Mission common stock exchanged in the merger.

•	Your aggregate tax basis of the shares of Petrohawk common stock received in exchange for your Mission common stock pursuant to the merger will be the same as the aggregate tax basis of your Mission common stock surrendered in the merger decreased by the amount of cash received in the merger and increased by the amount of gain recognized in the merger.
      If you are a non-U.S. person that owns or has owned more than 5% of the outstanding shares of Mission common stock at any time during the shorter of (1) the five-year period ending on the effective time of the merger or (2) the period during which you held such Mission common stock (referred to as the Testing Period), and you exchange your Mission common stock solely for cash, solely for Petrohawk common stock constituting 5% or less of the outstanding shares of Petrohawk common stock, or for a combination of cash and Petrohawk common stock constituting 5% or less of the outstanding shares of Petrohawk common stock immediately after the merger, we expect the U.S. federal income tax consequences to you to be as follows:

•	You will recognize gain or loss measured by the difference between (1) the amount of any cash received (including cash instead of a fractional share of Petrohawk common stock) and the fair market value of the Petrohawk common stock received in the merger, and (2) the adjusted tax basis in the Mission common stock you surrender in the merger.

•	The aggregate tax basis of the Petrohawk common stock received in the merger will equal the fair market value of such Petrohawk common stock as of the effective time of the merger.

•	The holding period for the Petrohawk common stock received in the merger will begin the day after the effective time of the merger.
      If you are a non-U.S. person that has owned more than 5% of the outstanding shares of Mission common stock at any time during the Testing Period, and you own more than 5% of the outstanding shares of Petrohawk common stock after the merger, we expect the U.S. federal income tax consequences to you generally to be the same as previously described with respect to a U.S. person.
      We expect the tax consequences to a Mission stockholder that is a non-U.S. person and who has not held more than 5% of Mission’s outstanding common stock at any time during the Testing Period to be as follows:

•	You will not be subject to U.S. federal income tax on any gain or loss you realize if you exchange your Mission stock solely for shares of Petrohawk stock, solely for cash or for a combination of cash and Petrohawk common stock in the merger.

•	The aggregate tax basis of the Petrohawk common stock received in the merger will be equal to the aggregate tax basis of the Mission common stock surrendered, decreased by the amount of cash received in the merger.

•	The holding period for shares of Petrohawk common stock received in exchange for shares of Mission common stock in the merger will include the holding period of your Mission common stock exchanged in the merger.
      Please refer to “The Merger — Material U.S. Federal Income Tax Consequences” beginning on page 78 of this document for a more complete discussion of the U.S. federal income tax consequences of the merger. Determining the actual tax consequences of the merger to you may be complex and will depend on your specific situation. You should consult your tax advisor for a full understanding of the merger’s tax consequences for you.
Mission Directors and Executive Officers Have Interests in the Merger that are in Addition to their Interests as Stockholders (Page 86)
      In considering the recommendation of the Mission board of directors with respect to the adoption of the merger agreement and the approval of the merger and the other transactions contemplated by the merger agreement, Mission stockholders should be aware that certain executive officers and directors of

Mission have interests in the merger that are in addition to the interests of other stockholders of Mission generally.
Board of Directors After the Merger (Page 87)
      After the merger, the board of directors of the combined company will have nine members, consisting of the seven current members of Petrohawk’s board of directors and two members to be designated by Mission, which members shall be reasonably acceptable to Petrohawk.
The Merger is Expected to Occur in the Third Quarter of 2005 (Page 66)
      The merger will occur after all the conditions to its completion have been satisfied or, if permissible, waived. Currently, we anticipate that the merger will occur in the third quarter of 2005. However, we cannot assure you when or if the merger will occur. If the merger has not been completed on or before December 31, 2005, either Petrohawk or Mission may terminate the merger agreement unless the failure to complete the merger by that date is due to the failure of the party seeking to terminate the merger agreement to fulfill any material obligations under the merger agreement or a material breach of the merger agreement by such party.
Completion of the Merger is Subject to Customary Conditions (Page 67)
      The completion of the merger is subject to a number of customary conditions being met, including the adoption by Mission stockholders of the merger agreement and approval by Mission stockholders of the merger and the other transactions completed by the merger agreement, the approval by Petrohawk stockholders of the issuance of Petrohawk common stock in the merger and the approvals of regulatory agencies.
      Where the law permits, a party to the merger agreement could elect to waive a condition to its obligation to complete the merger, even if that condition has not been satisfied. We cannot be certain when (or if) the conditions to the merger will be satisfied or waived or that the merger will be completed.
Termination of the Merger Agreement; Fees Payable (Page 76)
      We may terminate the merger agreement by mutual written consent at any time. Either of us also may terminate the merger agreement if:

•	the merger is not completed on or before December 31, 2005 (although this termination right is not available to a party whose failure to fulfill any material obligations under, or material breach of, the merger agreement resulted in the failure to complete the merger by that date);

•	a court or other governmental entity of competent jurisdiction issues a final nonappealable order having the effect of permanently enjoining or otherwise prohibiting the merger;

•	the stockholders of Mission do not adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement at the Mission stockholders’ meeting;

•	the stockholders of Petrohawk do not approve the issuance of Petrohawk common stock in the merger at the Petrohawk stockholders’ meeting;

•	the other party is in breach of its representations, warranties, covenants or agreements set forth in the merger agreement and the breach rises to a level that would excuse the terminating party’s obligation to complete the merger and is not cured in 30 days or cannot be cured by December 31, 2005;

•	prior to obtaining the requisite approval of the Mission stockholders to adopt the merger agreement and approve the merger, there occurs a change in Mission’s recommendation that its stockholders adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement; or

•	prior to obtaining the requisite approval of the Mission stockholders to adopt the merger agreement and approve the merger, Mission enters into an agreement or its board recommends that Mission enter into an agreement with a third party that would result in the third party owning or controlling 10% or more of Mission’s common stock or assets.
      The merger agreement provides that in limited circumstances described more fully beginning on page 76 of this document, if there occurs a change in Mission’s recommendation that its stockholders adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement, or if the merger agreement is otherwise terminated after Mission shall have received a third party acquisition proposal and Mission enters into an agreement with respect to that proposal within 12 months of termination of the merger agreement then Mission will be required to pay a termination fee of $12.5 million to Petrohawk. The effect of this termination fee could be to discourage other companies from seeking to acquire or merge with Mission prior to completion of the merger, and could cause Mission to reject any acquisition proposal from a third party which does not take into account the termination fee.
We May Amend the Terms of the Merger and Waive Rights Under the Merger Agreement (Page 84)
      We may jointly amend the terms of the merger agreement, and either party may waive its right to require the other party to adhere to any of those terms, to the extent legally permissible. However, after the Mission stockholders adopt the merger agreement, they must approve any amendment or waiver that alters or changes the form of the consideration that will be received by them, or any term of the merger agreement, if such alteration or change adversely affects the Mission stockholders.
Appraisal Rights (Page 86)
      Shares of Mission common stock outstanding immediately prior to the effective time of the merger and held by a holder who has not voted in favor of, or consented in writing to, the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement and who has delivered a written demand for appraisal of such shares in accordance with Section 262 of the DGCL will not be converted into the right to receive the merger consideration, unless and until the dissenting holder fails to perfect or effectively withdraws or otherwise loses his or her right to appraisal and payment under the DGCL. If, after the effective time of the merger, a dissenting stockholder fails to perfect or effectively withdraws or loses his or her right to appraisal, his or her shares of Mission common stock will be treated as if they had been converted as of the effective time of the merger into the right to receive the merger consideration without interest or dividends thereon.
Petrohawk will Account for the Merger Using the “Purchase” Method of Accounting (Page 86)
      Petrohawk will account for the merger as a purchase for financial reporting purposes.
Comparison of the Rights of Mission Stockholders and Petrohawk Stockholders (Page 97)
      Mission stockholders who do not receive solely cash consideration in the merger will become Petrohawk stockholders upon the effective time of the merger, and their rights as such will be governed by Petrohawk’s certificate of incorporation and bylaws. See “Comparison of Rights of Holders of Petrohawk Common Stock and Mission Common Stock” beginning on page 97 for a description of the material differences between the rights of Petrohawk stockholders and Mission stockholders.

PETROHAWK ENERGY CORPORATION
SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA
      Set forth below are highlights from Petrohawk’s unaudited consolidated financial data as of and for the quarters ended March 31, 2005 and 2004, and audited consolidated financial data for the years ended December 31, 2000 through 2004. This information should be read together with Petrohawk’s consolidated financial statements and related notes included in Petrohawk’s quarterly report on Form 10-Q for the quarter ended March 31, 2005 and Annual Report on Form 10-K for the year ended December 31, 2004, which are incorporated by reference in this document and from which this information is derived.

	Quarter Ended
	March 31,		Year Ended December 31,

	2005	2004	2004	2003	2002	2001	2000

	(Thousands of dollars, except per share amounts)
Statement of Operations Data
Revenues	$32,326	$4,052	$33,577	$12,925	$9,648	$13,656	$8,358
Costs and expenses	55,298	3,017	24,331	11,935	16,530	26,206	6,638

Income (loss) before taxes	(22,972)	1,035	9,246	990	(6,882)	(12,550)	1,720
Income tax provision	8,720	(23)	(1,129)	(24)	—	3,504	(294)

Income (loss) before cumulative effect of change in accounting method	(14,252)	1,012	8,117	966	(6,882)	(9,046)	1,426
Cumulative effect of change in accounting method, net of tax(1)	—	—	—	1	—	—	—

Net income (loss)	$(14,252)	$1,012	$8,117	$967	$(6,882)	$(9,046)	$1,426

Basic earnings (loss) per share:
Income before cumulative effect of change in accounting method	$(0.36)	$0.14	$0.71	$0.08	$(1.18)	$(1.50)	0.26
Cumulative effect, net of tax(1)	—	—	—	—	—	—	—

Net income (loss)	$(0.36)	$0.14	$0.71	$0.08	$(1.18)	$(1.50)	$0.26

Diluted earnings (loss) per share:
Income before cumulative effect of change in accounting method	$(0.36)	$0.14	$0.36	$0.08	$(1.18)	$(1.50)	$0.26
Cumulative effect, net of tax(1)	—	—	—	—	—	—	—

Net income (loss)	$(0.36)	$0.14	$0.36	$0.08	$(1.18)	$(1.50)	$0.26

Weighted average shares outstanding:
Basic	39,980	6,215	10,808	6,216	6,209	6,184	5,308
Diluted	39,980	6,570	25,690	6,253	6,209	6,184	5,641
Balance Sheet Data
Property, plant and equipment, net	$495,740	$41,888	$486,164	$41,428	$41,684	$48,154	$53,121
Total assets	542,610	46,772	534,199	46,115	44,753	52,629	58,466
Long-term obligations:
Long-term debt, net of current portion	212,500	13,285	239,500	13,285	13,635	13,649	13,814
Deferred income taxes	25,433	—	—	—	—	—	3,526
Asset retirement obligations	13,523	1,084	12,726	1,063	—	—	—
Other noncurrent liabilities	20,710	—	7,716	—	—	—	—
Shareholders’ equity	235,154	30,128	247,091	29,270	28,048	35,874	40,060
Ratio of debt-to-book capital(2)	47%	31%	49%	31%	33%	28%	26%
Other Financial Data
Net cash provided by operating activities	$19,302	$1,959	$19,858	$5,793	$4,386	$9,047	$3,229
Interest expense, net	3,123	113	2,965	476	558	868	393

(1)	Cumulative effect of change in accounting method for 2003 relates to the adoption of SFAS No. 143, Asset Retirement Obligations, on January 1, 2003.

(2)	Defined as Petrohawk’s total debt divided by total debt plus its shareholders’ equity.

MISSION RESOURCES CORPORATION
SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA
      Set forth below are highlights from Mission’s unaudited consolidated financial data as of and for the quarters ended March 31, 2005 and 2004, and audited consolidated financial data for the years ended December 31, 2000 through 2004. This information should be read together with Mission’s consolidated financial statements and related notes included in Mission’s quarterly report on Form 10-Q for the quarter ended March 31, 2005 and Annual Report on Form 10-K/A for the year ended December 31, 2004, which are incorporated by reference in this document and from which this information is derived.

	Quarter Ended
	March 31,		Year Ended December 31,

	2005	2004	2004	2003	2002	2001	2000

	(Thousands of dollars, except per share amounts)
Statement of Operations Data
Revenues	$33,594	$29,411	$125,640	$123,974	$105,464	$142,077	$119,280
Costs and expenses	29,092	28,845	120,926	117,513	155,528	179,310	99,294

Income (loss) before taxes	4,502	566	4,714	6,461	(50,064)	(37,233)	19,986
Income tax provision	(1,666)	(206)	(1,765)	(2,358)	11,580	9,055	12,222

Income (loss) before cumulative effect of change in accounting method	2,836	360	2,949	4,103	(38,484)	(28,178)	32,208
Cumulative effect of change in accounting method, net of tax(1)	—	—	—	(1,736)	—	(2,767)	—

Net income (loss)	$2,836	$360	$2,949	$2,367	$(38,484)	$(30,945)	$32,208

Basic earnings (loss) per share:
Income (loss) before cumulative effect of change in accounting method	$0.07	$0.01	$0.08	$0.17	$(1.63)	$(1.41)	$2.32
Cumulative effect, net of tax(1)	—	—	—	(0.07)	—	(0.13)	—

Net income (loss)	$0.07	$0.01	$0.08	$0.10	$(1.63)	$(1.54)	$2.32

Diluted earnings (loss) per share:
Income (loss) before cumulative effect of change in accounting method	$0.06	$0.01	$0.07	$0.17	$(1.63)	$(1.41)	$2.27
Cumulative effect, net of tax(1)	—	—	—	(0.07)	—	(0.13)	—

Net income (loss)	$0.06	$0.01	$0.07	$0.10	$(1.63)	$(1.54)	$2.27

Weighted average shares outstanding:
Basic	41,485	31,611	38,529	23,696	23,586	20,051	13,899
Diluted	43,666	33,122	40,456	24,737	23,586	20,051	14,175
Balance Sheet Data
Property, plant and equipment, net	$359,571	$326,979	$337,927	$302,128	$300,719	$379,738	$148,936
Total assets	413,207	360,640	377,903	357,326	342,404	447,764	221,545
Long-term obligations:
Long-term debt, net of current portion	173,000	168,160	170,000	198,496	226,431	261,695	125,450
Deferred income taxes	19,981	16,676	20,003	20,346	16,946	31,177	—
Asset retirement obligations	35,187	31,517	35,366	32,157	—	—	—
Other noncurrent liabilities	6,047	1,630	1,482	210	2,176	6,068	1,689
Shareholders’ equity	105,480	102,289	112,005	74,940	65,377	110,240	56,960
Ratio of debt-to-book capital(2)	62%	62%	60%	73%	78%	70%	69%
Other Financial Data
Net cash provided by operating activities	$31,922	$18,693	$58,678	$18,889	$7,222	$40,358	$60,108
Interest expense, net	4,272	6,262	19,792	25,429	26,753	23,298	15,099

(1)	Cumulative effect of change in accounting method for 2003 relates to the adoption of SFAS No. 143, Asset Retirement Obligations, on January 1, 2003. Cumulative effect of change in accounting method for 2001 relates to the adoption of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, on January 1, 2001.

(2)	Defined as Mission’s total debt divided by total debt plus its shareholders’ equity.

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA
      The following table shows information about Petrohawk’s financial condition and results of operations, including per share data and financial ratios, on a pro forma basis after giving effect to the November 23, 2004 acquisition of Wynn-Crosby, the disposition of certain royalty interest properties and the acquisition of Proton Oil & Gas Corporation in February 2005 and the merger with Mission. This information is called pro forma financial information in this document. The table sets forth the information as if these transactions had become effective on March 31, 2005 (using currently available fair value information), with respect to balance sheet data, and January 1, 2004, with respect to statement of operations data. This unaudited pro forma financial information assumes that the transactions will be accounted for using the purchase method of accounting and represents a current estimate based on available information of the combined company’s results of operations. The unaudited pro forma financial information includes adjustments to record the assets and liabilities of Mission and Proton at their estimated fair values and is subject to further adjustment as additional information becomes available and as additional analyses are performed.
      The merger agreement was announced on April 4, 2005 and provides for Petrohawk to issue approximately 19.234 million shares of common stock and $135.4 million in cash as consideration to Mission common stockholders (in each case subject to upward adjustment in the event that any shares of Mission common stock are issued in accordance with the merger agreement pursuant to the exercise of Mission stock options or otherwise). This table should be read together with, and is qualified in its entirety by, the historical financial statements, including the notes thereto, of Petrohawk and Mission incorporated by reference in this joint proxy statement/ prospectus and the more detailed unaudited pro forma condensed combined financial information, including the notes thereto, appearing under “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 90.
      The unaudited pro forma financial information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the impact of possible revenue enhancements, expense efficiencies, asset dispositions and share repurchases, among other factors that may result as a consequence of the merger and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had the companies been combined during these periods.

As of
March 31, 2005

(in thousands)
Pro Forma Balance Sheet Data
Total Assets	$1,362,789
Long-term Debt	$517,500
Shareholders’ Equity	$472,587

	Quarter Ended	Year Ended
	March 31, 2005	December 31, 2004

	(in thousands, except per share data)
Pro Forma Statement of Operations Data
Revenues	$70,413	$271,761
Net (loss) income	$(23,596)	$18,072
Net (loss) income Per Share:
Basic	$(0.40)	$0.59
Diluted	$(0.40)	$0.40

Comparative Per Share Data
      The following table sets forth certain historical per share data of Petrohawk and Mission and per share data on an unaudited pro forma combined basis after giving effect to the merger. This table should be read together with, and is qualified in its entirety by, the historical financial statements, including the notes thereto, of Petrohawk and Mission incorporated by reference in this joint proxy statement/ prospectus and the more detailed unaudited pro forma condensed combined financial information, including the notes thereto, appearing under “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 90:

	Quarter Ended	Year Ended
	March 31, 2005	December 31, 2004

Petrohawk Historical Per Share Data:
Net (Loss) Income (in thousands)	$(14,252)	$8,117
Basic(a)	$(0.36)	$0.71
Diluted(b)	$(0.36)	$0.36
Book value(c)	$5.88	$9.62

Mission Historical Per Share Data:
Net Income (in thousands)	$2,836	$2,949
Basic(a)	$0.07	$0.08
Diluted(b)	$0.06	$0.07
Book value(c)	$2.42	$2.77

Pro Forma Combined Company Per Share Data:
Net (Loss) Income (in thousands)	$(23,596)	$18,072
Basic(d)	$(0.40)	$0.59
Diluted(d)	$(0.40)	$0.40
Book value(e)	$7.98	$10.66

(a)	Based on weighted average number of shares of common stock outstanding for Petrohawk and Mission for such period, respectively.

(b)	Based on the weighted average number of shares of common stock outstanding plus the potential dilution that would occur if interests in securities (options and other convertible securities) were exercised and converted into common stock of Petrohawk or Mission for such period.

(c)	Computed by dividing shareholders’ equity by the weighted average number of shares of common stock at the end of such period plus the weighted average dilutive effect of interests in securities (options and other convertible securities).

(d)	Based on the pro forma combined net income from the “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 90 of this document which gives effect to the merger under the purchase method of accounting.

(e)	Computed by dividing shareholders’ equity by the weighted average number of outstanding shares of Petrohawk common stock at the end of such period, adjusted to include the estimated number of shares of Petrohawk common stock to be issued in the merger plus the weighted average dilutive effect of interests in securities (options and other convertible securities) at the end of such period.

RISK FACTORS
      In addition to the other information contained in or incorporated by reference into this document, including, without limitation, Petrohawk’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and Form 10-Q for the quarter ended March 31, 2005, and Mission’s Annual Report on Form 10-K/ A for the fiscal year ended December 31, 2004 and Form 10-Q for the quarter ended March 31, 2005, you should carefully consider the following risk factors in deciding whether to vote to approve the stock issuance or adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement, as the case may be.

We may not be able to successfully integrate the businesses of Petrohawk and Mission following the merger.
      The success of the merger depends in large part upon our ability to integrate our organizations, operations, systems and personnel. The integration of two previously independent companies is a challenging, time-consuming and costly process. Petrohawk and Mission have operated and, until the effective time of the merger, will continue to operate, independently. Petrohawk has grown rapidly through recent acquisitions and will be required to integrate its recent acquisitions with Mission. It is possible that the integration process could result in the loss of key employees, the disruption of each company’s ongoing businesses or inconsistencies in standards, controls, procedures and policies that adversely affect our ability to maintain relationships with suppliers, customers and employees or to achieve the anticipated benefits of the merger. In addition, successful integration of the companies will require the dedication of significant management resources, which will temporarily detract attention from the day-to-day businesses of the combined company. If we are not able to integrate our organizations, operations, systems and personnel in a timely and efficient manner, the anticipated benefits of the merger may not be realized fully or at all or may take longer to realize than expected.

The costs of the merger could adversely affect the combined company’s operating results.
      Petrohawk and Mission estimate the total merger-related costs, exclusive of employee severance and benefit costs, to be approximately $12 million, primarily consisting of investment banking, legal and accounting fees and financial printing and other related charges. The foregoing estimate is preliminary and is subject to change. In addition, the combined company will incur certain expenses in connection with the integration of Petrohawk’s and Mission’s businesses.

Mission’s directors and executive officers have interests in the merger in addition to those of the Mission stockholders.
      In considering the recommendations of the Mission board of directors with respect to the merger agreement, you should be aware that Mission’s directors and executive officers have financial and other interests in the merger in addition to their interests as Mission stockholders. The receipt of compensation or other benefits in connection with the merger (including severance payments and the accelerated vesting of stock options) may have influenced these directors and executive officers in making their recommendations to adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement. You should consider these interests in connection with your vote on the merger, including whether these interests may have influenced these directors and executive officers to recommend or support the merger. For a detailed description of the interests of the directors and executive officers of Mission, see “The Merger — Financial Interests of Mission’s Directors and Executive Officers in the Merger” beginning on page 86 of this document.

Failure to complete the merger or delays in completing the merger could negatively impact Petrohawk’s and Mission’s stock prices and future business and operations.
      If the merger is not completed for any reason, Petrohawk and Mission may be subject to a number of material risks, including the following:

•	the individual companies will not realize the benefits expected from the merger, including a potentially enhanced financial and competitive position;

•	under certain circumstances, Mission may be required to pay Petrohawk a termination fee of $12.5 million;

•	the price of Petrohawk common stock or Mission common stock may decline to the extent that the current market price of the common stock reflects a market assumption that the merger will be completed; and

•	some costs relating to the merger, such as certain investment banking fees and legal and accounting fees, must be paid even if the merger is not completed.
      In addition, current and prospective employees of Petrohawk and Mission may experience uncertainty about their future roles with the companies until after the merger is completed or if the merger is not completed. This may adversely affect the ability of Petrohawk and Mission to attract and retain key personnel.

Because the market price of Petrohawk common stock will fluctuate, Mission stockholders cannot be sure of the value of the merger consideration they will receive.
      Upon the effective time of the merger, each share of Mission common stock will be converted into the right to receive merger consideration consisting of shares of Petrohawk common stock or cash, pursuant to the terms of the merger agreement. The value of the merger consideration to be received by Mission stockholders will be based on the volume-weighted average of the closing sale prices per share of Petrohawk common stock during the 10 consecutive trading day period ending on the third calendar day prior to the effective time of the merger. This average price may vary from the market price of Petrohawk common stock on the date the merger was announced, on the date that this document is mailed to Mission stockholders, on the date a Mission stockholder makes an election with respect to the merger consideration or on the date of the special meeting of Mission stockholders. Because Petrohawk is issuing a fixed amount of shares as part of the merger consideration (in each case subject to upward adjustment in the event that any shares of Mission common stock are issued in accordance with the merger agreement pursuant to the exercise of Mission stock options or otherwise), and because the provisions of the merger agreement operate to substantially equalize the value of the consideration to be received for each share of Mission common stock at the time the calculation is made, any change in the price of Petrohawk common stock prior to the effective time of the merger will affect the value of the merger consideration that you will receive upon the effective time of the merger, regardless of whether you elect to receive cash, stock or a combination of cash and stock, or do not make an election. Stock price changes may result from a variety of factors, including general market and economic conditions, changes in oil and natural gas prices, changes in our respective businesses, operations and prospects, and regulatory considerations. Many of these factors are beyond our control.
      Accordingly, at the time of the Mission special meeting, Mission stockholders will not know or be able to calculate the amount of any cash consideration they would receive with respect to each share of Mission common stock or the exchange ratio used to determine the number of any shares of Petrohawk common stock they would receive with respect to each share of Mission common stock upon the effective time of the merger.

The market price of the shares of Petrohawk common stock and the results of operations of Petrohawk after the merger may be affected by factors different from those affecting Mission or Petrohawk currently.
      The businesses of Petrohawk and Mission differ in some respects and, accordingly, the results of operations of the combined company and the market price of the combined company’s shares of common stock may be affected by factors different from those currently affecting the independent results of operations and market prices of each of Petrohawk or Mission. For a discussion of the businesses of Petrohawk and Mission and of certain factors to consider in connection with those businesses, see the documents incorporated by reference in this document and referred to under “Where You Can Find More Information” beginning on page 139 of this document.

Petrohawk stockholders will be diluted by the merger.
      The merger will dilute the ownership position of the current stockholders of Petrohawk. Based on the number of shares of Mission common stock outstanding as of April 1, 2005, Petrohawk would issue to Mission stockholders approximately 19.234 million shares of Petrohawk common stock in the merger (subject to upward adjustment in the event that any shares of Mission common stock are issued in accordance with the merger agreement pursuant to the exercise of Mission stock options or otherwise). As a result, Petrohawk stockholders and Mission stockholders would hold approximately 67.6% and 32.4%, respectively, of the combined company’s common stock outstanding after the completion of the merger.

Mission stockholders may receive a form or combination of consideration different from what they elect.
      While each Mission stockholder may elect to receive all cash, all Petrohawk common stock or a combination of cash and Petrohawk common stock in the merger, the pools of cash and Petrohawk common stock available for all Mission stockholders will be fixed amounts (in each case subject to upward adjustment in the event that any shares of Mission common stock are issued in accordance with the merger agreement pursuant to the exercise of Mission stock options or otherwise). Accordingly, depending on the elections made by other Mission stockholders, if you elect to receive all cash in the merger, you may receive a portion of your consideration in Petrohawk common stock and if you elect to receive all Petrohawk common stock in the merger, you may receive a portion of your consideration in cash. If you elect to receive a combination of cash and Petrohawk common stock in the merger, you may receive cash and Petrohawk common stock in a proportion different from what you elected. If a Mission stockholder does not submit a properly completed and signed election form to the exchange agent by the election deadline, then such stockholder will have no control over the type of merger consideration such stockholder may receive, and, consequently, may receive only cash, only Petrohawk common stock, or a combination of cash and Petrohawk common stock in the merger.

If you tender shares of Mission common stock to make an election, you will not be able to sell those shares unless you revoke your election prior to the election deadline.
      If you are a Mission stockholder and want to make a cash or stock election, you must deliver your stock certificates (or follow the procedures for guaranteed delivery) and a properly completed and signed election form to the exchange agent. The deadline for doing this is 5:00 p.m., CDT, on July 27, 2005. You will not be able to sell any shares of Mission common stock that you have delivered unless you revoke your election before the deadline by providing written notice to the exchange agent. If you do not revoke your election, you will not be able to liquidate your investment in Mission common stock for any reason until you receive cash or Petrohawk common stock in the merger. In the time between delivery of your shares and the closing of the merger, the market price of Mission or Petrohawk common stock may decrease, and you might otherwise want to sell your shares of Mission to gain access to cash, make other investments, or reduce the potential for a decrease in the value of your investment.

If the merger is completed, the date that you will receive your merger consideration is uncertain.
      If the merger is completed, the date that you will receive your merger consideration depends on the completion date of the merger, which is uncertain. While we expect to complete the merger in July 2005, the completion date of the merger might be later than expected due to unforeseen events.

If Petrohawk or Mission fails to obtain all required consents and approvals, third parties may terminate or alter existing contracts.
      Petrohawk’s obligation to consummate the merger is conditioned, among other things, upon receipt of all material consents and approvals that Mission is required to obtain in connection with the merger, except for such consents and approvals the failure of which to be obtained individually or in the aggregate would not be reasonably likely to have or result in a material adverse effect on Mission. Certain agreements between Mission and its suppliers, customers or other business partners may require the consent or approval of these other parties in connection with the merger. Petrohawk and Mission have agreed to use reasonable best efforts to secure any necessary consents and approvals. However, we cannot assure you that Petrohawk and/or Mission will be able to obtain all the necessary consents and approvals. If these consents and approvals are not obtained and Petrohawk elects to waive the closing condition relating to receipt of material consents, the failure to have obtained such consents or approvals could have a material adverse effect on the business of the combined company after the merger.

A significant decline in Petrohawk’s stock price may prevent tax counsel from issuing an opinion that the merger constitutes a reorganization under Section 368(a) of the Internal Revenue Code, which is a condition to closing the merger.
      The completion of the merger is conditioned on, among other things, the receipt of opinions from tax counsel for Petrohawk and Mission that the merger and the subsequent merger of the surviving corporation into Petrohawk will qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. The opinions will not be delivered unless the value, at the effective time of the merger, of the Petrohawk stock issued in the merger constitutes 40% or more of the value of the combined merger consideration. In addition to the market value of Petrohawk’s common stock at the effective time of the merger, various factors affect this determination, including the amount, if any, to be paid to Mission stockholders who perfect their appraisal rights. Accordingly, it is not possible to state with certainty the minimum trading price of the Petrohawk common stock that would cause the value of the Petrohawk common stock to be received in the merger to be equal to at least 40% of the value of the combined merger consideration as of the consummation of the merger.
      If the tax opinions cannot be delivered at closing or the conclusions in the tax opinions delivered are materially different from the opinions described herein, either party may terminate the merger; however, if neither party terminates the merger, we will resolicit stockholder approval. Further, if the parties waive the condition that they receive such opinions, we will resolicit stockholder approval if the change in tax consequences is material.

Foreign persons who own or have owned a significant amount of Mission common stock may be subject to U.S. federal income tax on gain realized upon the exchange of their Mission stock in the merger.
      If a foreign stockholder owns or has owned more than 5% of Mission’s common stock at any time during the last five years, then gain realized by such person upon the exchange of Mission common stock in the merger may be subject to U.S. federal income tax. See “— Material U.S. Federal Income Tax Consequences; U.S. Federal Income Tax Consequences to Non-U.S. Persons; Non-U.S. Persons That Currently Hold or Have Held More than 5% of Mission’s Common Stock.”

FORWARD-LOOKING STATEMENTS
      This joint proxy statement/ prospectus, including information included or incorporated by reference in this document, contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, intentions, future performance and business of each of Petrohawk and Mission and other statements that are not historical facts, as well as certain information relating to the merger, including, without limitation:

•	statements relating to the benefits of the merger, including the cost savings and accretion to reported earnings estimated to result from the merger;

•	statements relating to revenues, production and expenses of the combined company after the merger; and

•	statements preceded by, followed by or that include the words “believes,” “anticipates,” “plans,” “predicts,” “expects,” “envisions,” “hopes,” “estimates,” “intends,” “will,” “continue,” “may,” “potential,” “should,” “confident,” “could” or similar expressions.
      These forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the factors discussed under “Risk Factors” beginning on page 19 of this document, as well as the following factors:

•	the possibility that the companies may be unable to obtain stockholder approvals required for the merger;

•	the possibility that problems may arise in successfully integrating the businesses of the two companies;

•	the possibility that the merger may involve unexpected costs;

•	the possibility that the combined company may be unable to achieve cost-cutting synergies;

•	the possibility that the businesses may suffer as a result of uncertainty surrounding the merger;

•	the possibility that the industry may be subject to future regulatory or legislative actions;

•	the volatility in commodity prices for oil and gas;

•	the presence or recoverability of estimated oil and gas reserves;

•	the ability to replace oil and gas reserves;

•	environmental risks;

•	drilling and operating risks;

•	exploration and development risks;

•	competition;

•	the ability of the combined company’s management to execute its plans to meet its goals;

•	general economic conditions, whether internationally, nationally or in the regional and local market areas in which Petrohawk and Mission are doing business, may be less favorable than expected; and

•	other economic, competitive, governmental, legislative, regulatory, geopolitical and technological factors may negatively impact our businesses, operations or pricing.
      Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in reports filed with the SEC by Petrohawk and Mission. See “Where You Can Find More Information” beginning on page 139 of this document.
      Forward-looking statements speak only as of the date of this joint proxy statement/ prospectus or the date of any document incorporated by reference in this document. All subsequent written and oral forward-looking statements concerning the merger or other matters addressed in this joint proxy statement/ prospectus and attributable to Petrohawk or Mission or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable law or regulation, neither Petrohawk nor Mission undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date of this joint proxy statement/ prospectus or to reflect the occurrence of unanticipated events.

PETROHAWK ANNUAL MEETING
General
      This joint proxy statement/ prospectus is being furnished to Petrohawk stockholders in connection with the solicitation of proxies by the Petrohawk board of directors to be used at the annual meeting of stockholders to be held at the Four Seasons Hotel, 1300 Lamar St., Houston, Texas 77010, on July 28, 2005 at 11:00 a.m., CDT, and at any adjournment or postponement of that meeting. This joint proxy statement/ prospectus and the enclosed form of proxy are being sent to Petrohawk stockholders on or about June 28, 2005.
Record Date and Voting
      The Petrohawk board of directors has fixed the close of business on June 13, 2005 as the record date for determining the holders of shares of Petrohawk common stock and shares of 8% cumulative convertible preferred stock entitled to receive notice of and to vote at the Petrohawk annual meeting and any adjournments or postponements thereof. Only holders of record of shares of Petrohawk common stock and 8% cumulative convertible preferred stock at the close of business on that date will be entitled to vote at the Petrohawk annual meeting and at any adjournment or postponement of that meeting. At the close of business on the record date, there were 40,141,017 shares of Petrohawk common stock outstanding, held by approximately 188 holders of record, and shares of 8% cumulative convertible preferred stock outstanding, held by approximately 143 holders of record.
      Each holder of shares of Petrohawk common stock outstanding on the record date will be entitled to one vote for each share held of record, and each holder of shares of Petrohawk 8% cumulative convertible preferred stock outstanding on the record date will be entitled to one vote for every two shares of 8% cumulative convertible preferred stock, upon each matter properly submitted at the Petrohawk annual meeting and at any adjournment or postponement thereof. In order for Petrohawk to satisfy its quorum requirements, the holders of at least a majority of the total number of outstanding shares of Petrohawk common stock and preferred stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy card (including through the Internet or telephone) that is received at or prior to the meeting (and not revoked).
      If your proxy card is properly executed and received by Petrohawk in time to be voted at the Petrohawk annual meeting, the shares represented by your proxy card (including those given through the Internet or by telephone) will be voted in accordance with the instructions that you mark on your proxy card. If you execute your proxy but do not provide Petrohawk with any instructions, your shares will be voted “FOR” the proposals set forth in the notice of annual meeting. If your shares are held in “street name” by your broker or other nominee and you do not provide that holder with instructions on how to vote your shares, your broker or other nominee will be permitted to vote your shares only on the election of directors and the ratification of independent auditors and not on the other proposals to be voted on at the annual meeting.
      The only matters that we expect to be presented at the Petrohawk annual meeting are set forth in the notice of annual meeting. If any other matters properly come before the Petrohawk annual meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.
Quorum; Vote Required
      The approval of the issuance of Petrohawk common stock in the merger and the amendments to the 2004 Employee Incentive Plan and 2004 Non-Employee Director Incentive Plan require the affirmative vote of a majority of the votes cast at the meeting. If you vote in person or by proxy at the Petrohawk annual meeting, you will be counted for purposes of determining whether there is a quorum at the meeting. Shares of Petrohawk common stock and preferred stock present in person or by proxy at the Petrohawk annual meeting that are entitled to vote but are not voted and broker non-votes will be counted for the purpose of determining whether there is a quorum for the transaction of business at the Petrohawk annual meeting. A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.
      The required vote of Petrohawk stockholders on the stock issuance and amendment of the 2004 Employee Incentive Plan and 2004 Non-Employee Director Incentive Plan is based upon the number of shares that are actually voted. Accordingly, assuming a quorum is present, the failure of a Petrohawk stockholder to vote or a decision by a Petrohawk stockholder to abstain will have no effect in determining whether the stock issuance is approved. Approval of the amendment to Petrohawk’s certificate of incorporation requires the affirmative vote of a majority of the outstanding shares of Petrohawk common stock and preferred stock entitled to vote. Accordingly, the failure of a Petrohawk stockholder to submit a proxy card or to vote in person, or a decision by a Petrohawk stockholder to abstain from voting, with respect to the proposed amendment of Petrohawk’s certificate of incorporation will have the effect of a vote against approval of the amendment to the certificate of incorporation.
      Approval of the ratification of Deloitte & Touche LLP as independent auditors for 2005 requires the affirmative vote of a majority of the shares present and entitled to vote at a meeting at which a quorum is present. Accordingly, assuming a quorum is present at the annual meeting, the failure of a Petrohawk stockholder to vote or a decision by a Petrohawk stockholder to abstain will have no effect in determining whether the ratification of Deloitte & Touche LLP is approved.
      The election of directors is by a plurality of affirmative votes cast at a meeting at which a quorum is present, and, assuming a quorum is present at the annual meeting, the failure of a Petrohawk stockholder to vote or a decision by a Petrohawk stockholder to abstain will have no effect in determining the election of directors.
      As of the record date:

•	Petrohawk directors and executive officers and their affiliates owned and were entitled to vote approximately 3,334,000 shares of Petrohawk common stock, representing approximately 8.3% of the outstanding shares of Petrohawk common stock; and

•	Mission directors and executive officers and their affiliates did not own any shares of Petrohawk common stock or preferred stock.
      We currently expect that Petrohawk’s directors and executive officers will vote their shares of Petrohawk common stock “FOR” all proposals set forth in the notice of annual meeting.
Revocability of Proxies
      The presence of a stockholder at the Petrohawk annual meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

•	submitting a written revocation prior to the annual meeting to David S. Elkouri, Secretary, Petrohawk Energy Corporation, 1100 Louisiana St., Suite 4400, Houston, Texas, 77002;

•	submitting another proxy prior to the annual meeting by telephone, via the Internet or by mail that is dated later than the original proxy; or

•	attending the Petrohawk annual meeting and voting in person.
      If your shares are held of record by a broker or other nominee, you must follow the instructions on the form you receive from your broker or other nominee with respect to changing or revoking your proxy.
Voting Electronically or by Telephone
      Petrohawk stockholders of record and many stockholders who hold their shares through a broker or other nominee will have the option to submit their proxy cards or voting instruction cards electronically through the Internet or by telephone. Please note that there are separate arrangements for using the Internet and telephone depending on whether your shares are registered in Petrohawk’s stock records in your name or in the name of a broker or other nominee. If you hold your shares through a broker or other nominee, you should check your proxy card or voting instruction card forwarded by your broker or other nominee to see which voting options are available.
      Petrohawk stockholders of record may submit their proxies:

•	through the Internet by visiting a website established for that purpose at www.voteproxy.com and following the instructions; or

•	by telephone by calling the toll-free number 1-800-PROXIES (1-800-776-9437) in the U.S., Puerto Rico, Canada or Mexico on a touch-tone phone and following the recorded instructions.
Solicitation of Proxies
      In addition to solicitation by mail, directors, officers and employees of Petrohawk may solicit proxies for the annual meeting from Petrohawk stockholders personally or by telephone and other electronic means without additional remuneration for soliciting such proxies. We will provide persons, firms, banks and corporations holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in taking such actions. We have also made arrangements with Georgeson Shareholder Communications, Inc. to assist us in soliciting proxies and have agreed to pay them $7,500, plus reasonable expenses, for these services. Petrohawk and Mission will equally share the expenses incurred in connection with the printing and mailing of this document.
MISSION SPECIAL MEETING
General
      This joint proxy statement/ prospectus is being furnished to Mission stockholders in connection with the solicitation of proxies by the Mission board of directors to be used at the special meeting of stockholders to be held on July 28, 2005 at 10:00 a.m., CDT, at the Four Seasons Hotel, 1300 Lamar St., Houston, Texas 77010, and at any adjournment or postponement of that meeting. This joint proxy statement/ prospectus and the enclosed form of proxy are being sent to Mission stockholders on or about June 28, 2005.
Record Date and Voting
      The Mission board of directors has fixed the close of business on June 13, 2005 as the record date for determining the holders of shares of Mission common stock entitled to receive notice of and to vote at the special meeting and any adjournment or postponement thereof. Only holders of record of shares of Mission common stock at the close of business on that date will be entitled to vote at the special meeting and at any adjournment or postponement of that meeting. At the close of business on the record date, there were 41,658,013 shares of Mission common stock outstanding, held by approximately 1,038 holders of record.
      Each holder of shares of Mission common stock outstanding on the record date will be entitled to one vote for each share held of record upon each matter properly submitted at the special meeting and at any adjournment or postponement thereof. In order for Mission to satisfy its quorum requirements, the holders of at least a majority of the total number of outstanding shares of Mission common stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy card (including through the Internet or telephone) that is received at or prior to the meeting (and not revoked).
      If your proxy card is properly executed and received by Mission in time to be voted at the special meeting, the shares represented by your proxy card (including those given through the Internet or by telephone) will be voted in accordance with the instructions that you mark on your proxy card. If you execute your proxy but do not provide Mission with any instructions, your shares will be voted “FOR” the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement. If your shares are held in “street name” by your broker or other nominee and you do not provide that holder with instructions on how to vote your shares, your broker or other nominee will not be permitted to vote your shares, which will have the same effect as a vote against the merger.
      The only matters that we expect to be presented at the special meeting are the adoption of the merger agreement and the approval of the merger and the other transactions contemplated by the merger agreement. If any other matters properly come before the special meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their discretion.
Quorum; Vote Required
      Adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Mission common stock. If you vote in person or by proxy at the special meeting, you will be counted for purposes of determining whether there is a quorum at the special meeting. Shares of Mission common stock present in person or by proxy at the special meeting that are entitled to vote but are not voted and broker non-votes will be counted for the purpose of determining whether there is a quorum for the transaction of business at the special meeting. A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.
      The required vote of Mission stockholders on the merger is based upon the number of outstanding shares of Mission common stock, and not the number of shares that are actually voted. Accordingly, the failure to submit a proxy card or to vote in person at the special meeting, or a decision by a Mission stockholder to abstain from voting, will have the same effect as an “AGAINST” vote with respect to this matter.
      As of the record date:

•	Mission directors and executive officers and their affiliates owned and were entitled to vote approximately 258,000 shares of Mission common stock, representing less than 1% of the outstanding shares of Mission common stock.

•	Petrohawk directors and executive officers and their affiliates did not own and were not entitled to vote any shares of Mission common stock.

•	Harbert Distressed Investment Master Fund, Ltd., Stellar Funding, Ltd., and Guggenheim Capital, LLC, have entered into separate voting agreements with Petrohawk and Mission pursuant to which they have agreed, among other things, to vote all shares of Mission common stock owned by each of them in favor of the merger. The voting agreements also grant an irrevocable proxy to Petrohawk empowering it to vote all such shares of Mission common stock at any meeting of Mission’s stockholders called for the purpose of voting on the merger. As of April 1, 2005, such stockholders collectively owned 13,264,905 shares, or approximately 32%, of the issued and outstanding common stock of Mission.
      We currently expect that Mission’s directors and executive officers will vote their shares “FOR” adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement, although none of them has entered into any agreement obligating them to do so.

Revocability of Proxies
      The presence of a stockholder at the special meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

•	submitting a written revocation prior to the special meeting to Leslee M. Ranly, Secretary, Mission Resources Corporation, 1331 Lamar St., Suite 1455, Houston, Texas 77010;

•	submitting another proxy prior to the special meeting by telephone, via the Internet or by mail that is dated later than the original proxy; or

•	attending the special meeting and voting in person.
      If your shares are held of record by a broker or other nominee, you must follow the instructions on the form you receive from your broker or other nominee with respect to changing or revoking your proxy.
Voting Electronically or by Telephone
      Mission stockholders of record and many stockholders who hold their shares through a broker or other nominee will have the option to submit their proxy cards or voting instruction cards electronically through the Internet or by telephone. Please note that there are separate arrangements for using the Internet and telephone depending on whether your shares are registered in Mission’s stock records in your name or in the name of a broker or other nominee. If you hold your shares through a broker or other nominee, you should check your proxy card or voting instruction card forwarded by your broker or other nominee to see which voting options are available.
      Mission stockholders of record may submit their proxies:

•	through the Internet by visiting a website established for that purpose at www.voteproxy.com and following the instructions; or

•	by telephone by calling the toll-free number 1-800-PROXIES (1-800-776-9437) in the U.S., Puerto Rico, Canada or Mexico on a touch-tone phone and following the recorded instructions.
Solicitation of Proxies
      In addition to solicitation by mail, directors, officers and employees of Mission may solicit proxies for the special meeting from Mission stockholders personally or by telephone and other electronic means without additional remuneration for soliciting such proxies. We also will provide persons, firms, banks and corporations holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in taking such actions. We have also made arrangements with Georgeson Shareholder Communications, Inc. to assist us in soliciting proxies and have agreed to pay them $7,500, plus reasonable expenses, for these services. Mission and Petrohawk will equally share the expenses incurred in connection with the printing and mailing of this document.
INFORMATION ABOUT PETROHAWK
      Petrohawk Energy Corporation, a Delaware corporation, is an independent oil and gas company engaged in the acquisition, development, production and exploration of natural gas and oil properties located in North America. Petrohawk was formed in June 1997 as Beta Oil & Gas, Inc., a Nevada corporation. Petrohawk reincorporated in the state of Delaware in July 2004 at which time it changed its name to Petrohawk Energy Corporation. Petrohawk’s properties are concentrated in the South Texas, Anadarko, Permian Basin, East Texas, Arkoma and Gulf Coast regions.
      At December 31, 2004, Petrohawk’s estimated total proved oil and gas reserves were approximately 219 Bcfe, consisting of 9.7 million barrels of oil and 160.9 Bcf of natural gas. Proved reserves are approximately 73% gas on an equivalent basis and approximately 78% were classified as proved developed.

Year-end prices used to determine proved reserves were $40.25 per barrel of oil and $6.18 per Mmbtu of gas.
      Petrohawk has increased its proved reserves and production principally through acquisitions. Petrohawk focuses on properties within its core operating areas that have a significant proved reserve component and which management believes have additional development and exploration opportunities.
Recent Developments
      Petrohawk has recently completed several transactions:

Proton Oil & Gas Corporation Acquisition
      On February 25, 2005, Petrohawk completed the purchase of Proton Oil & Gas Corporation (“Proton”) for approximately $53 million. This transaction included estimated proved reserves of approximately 28 Bcfe, approximately 46% of which are natural gas, and 47% of which are classified as proved developed. Current estimated production from these properties is approximately 5.0 Mmcfe per day. Proton’s properties are located in South Louisiana and South Texas.

Sale of Royalty Interest Properties
      On February 25, 2005, Petrohawk completed the disposition of certain royalty interest properties previously acquired from Wynn-Crosby Energy, Inc. (described below) for approximately $80 million in cash. Petrohawk sold estimated proved reserves of approximately 26 Bcfe with current estimated production of approximately 5.0 Mmcfe per day.

Wynn-Crosby Acquisition
      On November 23, 2004, Petrohawk acquired Wynn-Crosby Energy, Inc. and eight of the limited partnerships it managed for a purchase price of approximately $425 million. Estimated proved reserves at July 1, 2004, the effective date of the transaction, were approximately 200 Bcfe with estimated production of approximately 46 Mmcfe per day. At December 31, 2004, estimated proved reserves were approximately 190 Bcfe, 74% of which were natural gas and approximately 76% were classified as proved developed. The acquired properties are primarily located in the South Texas, East Texas, Anadarko, Arkoma and Permian Basin regions and include approximately 75,000 net undeveloped acres in the Arkoma Basin region, as well as significant exploration opportunities in South Louisiana, South Texas and the Anadarko Basin.

PHAWK, LLC Transaction
      On August 11, 2004, Petrohawk acquired from PHAWK, LLC certain oil and gas properties in the Breton Sound area, Plaquemines Parish, Louisiana and in the West Broussard field in Lafayette Parish, Louisiana having approximately 2.9 Bcfe of estimated proved reserves for $8.5 million.

Recapitalization by PHAWK, LLC
      On May 25, 2004, PHAWK, LLC (formerly known as Petrohawk Energy, LLC), which is owned by affiliates of EnCap Investments, L.P., an affiliate of Liberty Energy Holdings LLC, Floyd C. Wilson, and other members of Petrohawk’s management, recapitalized Petrohawk with $60 million in cash. The $60 million investment was structured as the purchase by PHAWK of 7.576 million new shares of Petrohawk common stock for $25 million, a $35 million five-year 8% subordinated note convertible into approximately 8.75 million shares of Petrohawk common stock, and warrants to purchase 5.0 million shares of Petrohawk common stock at a price of $3.30 per share.

Properties

South Texas
      Petrohawk’s properties in South Texas produce primarily from the Vicksburg, Wilcox and Frio formations, which range in depth from approximately 5,500 feet to 15,000 feet. The La Reforma field, located in Starr and Hidalgo Counties, is the largest field in the Wynn-Crosby property base. La Reforma is a significant Vicksburg formation field, and Petrohawk owns between 25% and 50% working interest in this area. Petrohawk is conducting an active drilling program at La Reforma with three wells recently completed and four additional locations expected to be drilled in 2005. The Vicksburg formation in this area is complexly faulted and 3-D seismic is extensively utilized to identify optimal structural targets. Wells in this field typically produce at initial rates of over 10.0 Mmcfe per day. Other Vicksburg/ Frio fields in which Petrohawk owns a significant interest include Los Indios, Nabors, Ann Mag and McAllen Ranch. The Heard Ranch field, located in Bee County, was acquired in the Proton transaction and produces from the Frio formation at depths of 3,500 to 4,000 feet. Petrohawk owns between a 76% and 89% working interest at Heard Ranch and plans to drill six proved undeveloped locations in 2005. In the Wilcox trend of Lavaca County, Petrohawk owns between 20% and 25% working interest in the Dry Hollow field, which produces from 12,500 to 15,000 feet in depth. At Dry Hollow, Petrohawk has identified two proved undeveloped locations which are expected to be drilled in 2005. Petrohawk also owns interests in the Provident City and North Borchers fields in Lavaca County, as well as in the Four Sevens field in Duval County.

Anadarko Basin
      The West Edmond Hunton Lime Unit (WEHLU) is Petrohawk’s largest property in this region, covering 30,000 acres (approximately 47 square miles) primarily in Oklahoma County, Oklahoma. The WEHLU field, originally discovered in 1942, is the largest Hunton Lime formation field in the state of Oklahoma. The field has 58 oil and natural gas wells (28 currently producing) with stable production holding the entire unit. Petrohawk owns a 98% working interest at WEHLU and currently operates the field. Petrohawk has an agreement with Avalon Exploration, Inc. of Tulsa, Oklahoma to jointly develop additional reserves and production in WEHLU. The area of mutual interest created by the agreement with Avalon covers 5,680 acres located in the central-northwest area of the field.
      Other significant properties in this area include interests in the Lipscomb field in Lipscomb County, Texas where Petrohawk’s working interests range from 75% to 100% and the Eakly-Weatherford field in Caddo County, Oklahoma, where working interests range from 1% to 26%. Production in these fields is from the Cleveland, Atoka, Morrow and Springer formations.

Permian Basin
      In the Permian Basin, Petrohawk’s principal properties are in the Waddell Ranch field in Crane County, Texas, the ROC field in Ward County, Texas, and the Teague field in Lea County, New Mexico. Waddell Ranch is the largest field in West Texas and produces primarily from the Queen, Grayburg, San Andres, Clear Fork, and Ellenberger formations at depths from 3,000 to 15,000 feet. Petrohawk owns a 3.5% working interest in this property. The ROC field produces from the Ellenberger and Montoya formations at measured depths of 13,000 to 17,000 feet. Petrohawk has identified four proved undeveloped locations in this field, where it owns a working interest of between 5% and 25%. In the Teague field, production is from the Devonian, Seven Rivers, Queen and Grayburg formations at a depth of 4,000 to 8,000 feet. Petrohawk owns a 94% working interest in this property and has identified two proved undeveloped locations.

East Texas
      Petrohawk’s properties in East Texas produce primarily from the Cotton Valley and Travis Peak formations, which range in depth from approximately 6,500 to 10,000 feet. Petrohawk owns significant interests in the South Carthage, North Beckville and Blocker fields in Panola and Harrison Counties,

Texas. Petrohawk’s working interest in these fields is between 47% and 100%. The producing formations of this area tend to contain multiple producing horizons and are typically low permeability sands that require fracture stimulation to achieve optimal producing rates. This type of fracture stimulation usually results in relatively high initial production rates that decline rapidly during the first year of production and subsequently stabilize at fairly low, more easily predictable annual decline rates. Much of Petrohawk’s production in this area is from wells that have been producing for several years and are in the latter, more stable stage of production, resulting in a relatively long reserves to production ratio.

Arkoma Basin
      In the Arkoma Basin, Petrohawk’s properties produce primarily from the Atoka formation at depths of 2,500 to 6,000 feet. Petrohawk owns significant interests in the Kinta, Cedars and Pine Hollow fields in Pittsburg and Haskell Counties, Oklahoma. Petrohawk’s working interest in these fields is between 23% and 100%. Portions of its acreage in this region are near the Pine Hollow South field, where a new shale gas drilling play is currently evolving. In addition, Petrohawk owns approximately 55,100 net undeveloped acres in Logan, Scott and Yell Counties, Arkansas.

Gulf Coast
      The Gueydan field in Vermilion Parish, Louisiana is Petrohawk’s largest field in the Gulf Coast region and was acquired as part of the Proton transaction. Production in this field is from 2,500 to 10,000 feet in depth. Petrohawk’s working interest ranges from 50% to 100%, and Petrohawk plans to drill eight wells in 2005 at Gueydan.
      Petrohawk also owns significant interests in the West Broussard field, which is located in Lafayette Parish, Louisiana. In 2003, the Failla #1 well was drilled and completed, with the well being placed on production in September 2003. During 2004, the well produced approximately 15.0 gross Mmcf of natural gas and 350 gross barrels of oil per day. Petrohawk has an approximate 9% working interest in this well. An additional development well, the Montesano #1, was drilled and completed during the third quarter of 2004. The well was placed on production in August 2004 and produced approximately 10.2 gross Mmcf of natural gas and 290 gross barrels of oil per day during the fourth quarter of 2004. Petrohawk owns a 23.1% working interest in this well, which will increase to approximately 29.6% working interest after payout. The Montesano #1 is projected to reach payout during 2005. The Failla #1 and Montesano #1 wells produce from the Bol Mex 3 formation at approximately 15,830 feet.
      Petrohawk also has properties in the Breton Sound/ Main Pass area in Louisiana state waters, including a 25% working interest in six leased drilling prospects covering approximately 2,100 acres, as well as two producing wells, pipelines and associated production facilities. Petrohawk possesses 79 square miles of recently reprocessed 3-D seismic data covering this area. The main objective formation is the Tex W at a depth of 11,500 feet. Wells in this area generally produce at high rates and are short lived.
      Petrohawk has between 5% and 12% working interest in the Ship Shoal 208/239 field located in federal waters, offshore Louisiana. In South Louisiana, Petrohawk also owns minor interests in the South Lake Arthur field, Vermilion Parish, which has produced over 1 Tcfe from the Myogyp formation. In addition, Petrohawk owns interests in Old Ocean, a large Frio formation field in Brazoria County, Texas.
INFORMATION ABOUT MISSION
      Mission Resources Corporation is an independent oil and gas exploration and production company headquartered in Houston, Texas. Mission drills for, acquires, develops and produces natural gas and crude oil primarily, in the Permian Basin (in West Texas and Southeast New Mexico), along the Texas and Louisiana Gulf Coast and in both the state and federal waters of the Gulf of Mexico. At December 31, 2004, Mission’s estimated net proved reserves, using constant prices that were in effect at such date, were 93 Bcf of natural gas, 43 Bcfe of natural gas liquids, and 15 MMBbl of oil, for total proved reserves of approximately 226 Bcfe. Approximately 60% of Mission’s estimated net proved reserves were natural gas or natural gas liquids, and approximately 78% were classified as proved developed at December 31, 2004.

Properties

Permian Basin
      Waddell Ranch Field. Waddell Ranch field is a large, mature property consisting of 900 producing wells and 300 injection wells. Productive formations range in depth from the Queen formation at 3,000 feet to the Ellenburger formation at 15,000 feet. This property, which covers over 75,000 acres, is located in Crane County, Texas. Burlington Resources Inc. is the operator and Mission’s working interest is approximately 10%. This field has had gross cumulative production of 1.4 Tcf of natural gas and 422 MMBbl of oil. A portion of this field is under waterflood. This field is under continuous development through recompletions, workovers, and new drills.
      Jalmat Field. Mission is the operator and holds an approximate 95% working interest in the Jalmat field, located in Lea County, New Mexico. The field consists of 140 producing wells with production primarily from the Yates and Seven Rivers formations at depths ranging from 3,000 to 4,200 feet. Gas production from the Yates and Seven Rivers has a high heating content and is processed at a nearby plant for the extraction of NGL’s. Numerous behind pipe recompletions and infill drilling potential exist in both of the Yates and Seven Rivers formations. Additionally, the deeper Queen formation may have waterflood potential.
      TXL North Unit. The TXL North Unit is an active waterflood unit that consists of 260 wells and produces from the Clearfork Tubb formation at a depth of approximately 5,600 feet. Anadarko Petroleum Corporation operates this property, located in Ector County, Texas. Mission holds an approximate 20% working interest and 25% net revenue interest. This field is currently on a 10-acre infill program with 48 successful new wells drilled in 2004 with continued drilling expected in 2005.
      Goldsmith Field. The Goldsmith field consists primarily of the CA Goldsmith Unit, operated by XTO Energy Inc., and is located in Ector County, Texas. Mission holds a 25% working and net revenue interest in this unit. The field consists of 250 producing wells with production primarily from the Clearfork and Devonian formations at depths ranging from 5,500 to 8,000 feet. Development plans for 2005 include five new drill wells in the Clearfork formation.
      Wasson Field. Mission holds an approximate 37% working interest in the Brahaney Unit in the Wasson field, located in Yoakum County, Texas. Apache Corporation operates this waterflood unit that consists of 90 producing wells and produces from the San Andres formation at a depth of approximately 5,200 feet. Production has increased significantly in past few years as a result of a successful infill drilling program. In 2004, seven new wells were drilled and the development drilling program continues with nine wells planned for 2005.

Gulf Coast
      South Bayou Boeuf Field. South Bayou Boeuf field is located in Lafourche Parish, Louisiana and produces from multiple Miocene-age reservoirs at depths ranging from 10,000 to 12,500 feet. One well was drilled in 2004. Multiple development drilling opportunities exist in other sands in the field. Mission is the operator of the field with an average working interest of 96% in seven producing wells.
      Second Bayou Field. Second Bayou field is located in Cameron Parish, Louisiana. The field produces oil from shallow Miocene-age reservoirs at 5,500 feet and gas from deep Miocene-age reservoirs below 10,000 feet. Mission operates three of the six producing wells and holds an average working interest of 55% in four oil wells and two gas wells.
      Reddell Field. Reddell field is located in Evangeline Parish, Louisiana and produces from the Upper, Middle and Lower Wilcox formations at depths ranging from 10,000 to 13,000 feet. Burlington Resources Inc. is the operator of the field consisting of 16 producing wells. In 2004, four wells were drilled with additional development drilling planned for 2005. Mission holds a 15% working interest in the field.

Gulf of Mexico
      High Island Block A-553. Mission owns approximately a 37% working interest and is the operator in this property located in federal waters offshore Texas in 260 feet of water. The block contains one platform with seven wells. The seventh well was recently drilled and is being completed. Production is primarily gas with liquid condensate from the Pleistocene and Pliocene formations at depths ranging from 5,000 to 12,000 feet. One additional well is planned for 2005 with more drilling expected in future years.
      South Marsh Island Block 142. This property is located in federal waters offshore Louisiana at a depth of 230 feet. Hunt Petroleum Inc. operates 16 wells on two platforms that produce from the Pleistocene and Pliocene formations at depths ranging from 3,000 to 7,000 feet. Mission owns a 31% working interest. Two successful wells were drilled in 2004 and additional drilling is planned. There are additional development drilling and recompletion opportunities on this block.

South Texas
      Lions Wilcox Field. Mission participated in the drilling of the Weise #1 well in July 2004, which began producing in January 2005. Since January 1, 2005, Mission has participated in the drilling of the Dehnert #1, Buckner Foundation #1, and Weise #2 wells in the Lions Wilcox field in Goliad County, Texas. The Simmons #1 and the Wright Materials #3 are currently drilling. We anticipate that these Lions Wilcox field wells could have substantially similar results to the Weise #1, which flowed at an initial gross rate of 14.5 million cubic feet of gas per day. Mission holds a 35% working interest in the Weise #1, Dehnert #1, Simmons #1 and the Buckner Foundation #1, a 31.5% working interest in the Weise #2, and a 28% working interest in the Wright Materials #3.
THE MERGER
      The following description of the material information about the merger, including the summary of the material terms and provisions of the merger agreement and the descriptions of the opinions of the parties’ financial advisors, is qualified in its entirety by reference to the more detailed annexes to this joint proxy statement/ prospectus. We urge you to read all of the annexes to this joint proxy statement/ prospectus in their entirety.
      The merger agreement has been included as Annex A to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in this joint proxy statement/ prospectus and in the other public filings each of us makes with the SEC, which are available without charge at www.sec.gov.
      The merger agreement contains representations and warranties we made to each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that we have exchanged in connection with signing the merger agreement. While we do not believe that they contain information securities laws require us to publicly disclose, other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, quantifies and creates exceptions to the representations and warranties set forth in the attached merger agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified in important part by the underlying disclosure schedules. These disclosure schedules contain information that has been included in Petrohawk’s and Mission’s prior public disclosures, as well as potential additional nonpublic information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement, which subsequent information may or may not be fully reflected in our public disclosures.
Transaction Structure
      The Petrohawk board of directors and the Mission board of directors each has approved the merger agreement, which provides for the merger of Merger Sub with and into Mission, which will survive the merger as a wholly owned subsidiary of Petrohawk. Immediately following the effective time of the merger, the surviving corporation will merge with and into Petrohawk. We expect to complete the merger in the third quarter of 2005. Each share of Petrohawk common stock issued and outstanding at the effective time of the merger will remain issued and outstanding as one share of common stock of Petrohawk, and each share of Mission common stock issued and outstanding at the effective time of the merger will be converted into the right to receive cash or Petrohawk common stock, as described below. See “— Merger Consideration.”
      Merger Sub’s certificate of incorporation will be the certificate of incorporation and Merger Sub’s bylaws will be the bylaws of the surviving corporation after the effective time of the merger. At the effective time of the merger, the Petrohawk board of directors will be expanded by two members, consisting of one Class I director and one Class II director and these vacancies will be filled by designees of Mission reasonably acceptable to Petrohawk. The Class I director’s term will expire in 2008, and the Class II director’s term will expire in 2006.
Source of Funds for Cash Portion of Merger Consideration
      Petrohawk intends to pay the cash portion of the merger consideration to the Mission stockholders and to repay indebtedness under Mission’s existing credit facility from funds available to Petrohawk at closing. Petrohawk currently intends these funds to be comprised of funds available under existing credit lines.
Background of the Merger
      In July 2004, Mission announced that Petrie Parkman & Co., Inc. was going to assist it in evaluating strategic alternatives to enhance stockholder value. Petrie Parkman began its evaluation by working with management to conduct a comprehensive review of Mission’s existing asset base and opportunity set, an assessment of the commodities, transactions, debt and equity markets, and an evaluation of Mission’s relative strengths and challenges in the then current environment.
      In July, August, and September 2004, Petrie Parkman contacted a number of energy companies, including Petrohawk, regarding potential strategic transactions with Mission. During this period, Petrohawk was actively engaged in negotiations to acquire Wynn-Crosby Energy, Inc. and eight limited partnerships managed by it, which transaction was subsequently announced on October 13, 2004. As a consequence, Petrohawk determined that it was not an appropriate time for consideration of a possible transaction with Mission, and, in September 2004, Petrohawk notified Petrie Parkman that it was not able to consider any transactions with Mission at that time. No transactions were concluded with any of the other companies contacted by Petrie Parkman as part of Mission’s evaluation of strategic alternatives.
      Mission announced that the previously announced evaluation of strategic alternatives had been completed and Mission had concluded that:

•	Mission’s asset base remained under-exploited;

•	Mission had a strong menu of internal opportunities to create value for the company;

•	Potential exists to acquire desirable assets; and

•	Mission recognized the availability of debt and equity capital to finance attractive growth opportunities.
Mission further announced that its plan to move forward included five components:

•	expand its exploration program in its core areas;

•	aggressively pursue acquisitions of producing properties;

•	hedge as appropriate to protect its investments;

•	expand its bank facilities as needed while maintaining discipline in its capital structure; and

•	maintain an opportunistic posture.
      Following this announcement, Mission began expanding its exploration program in its core areas and aggressively pursuing acquisitions of producing properties, while continuing to divest non-core properties. Mission, with the continued assistance of Petrie Parkman, reviewed a number of potential acquisitions during the next several months.
      On February 23, 2005, Steve Herod, Petrohawk’s Vice President of Corporate Development, contacted Petrie Parkman for the purpose of discussing general merger and acquisition opportunities for Petrohawk. Floyd Wilson, Petrohawk’s Chairman, President, and Chief Executive Officer, and Mr. Herod met with representatives of Petrie Parkman on March 2, 2005. During this meeting, representatives of Petrie Parkman asked Mr. Wilson and Mr. Herod whether Petrohawk considered Mission a potential acquisition candidate. Petrie Parkman arranged a meeting between Mr. Wilson and Robert Cavnar, Mission’s Chairman, President and Chief Executive Officer for March 11, 2005.
      A confidentiality agreement between Mission and Petrohawk was executed on March 9, 2005. On March 11, 2005, Mr. Wilson, Mr. Cavnar, and a representative of Petrie Parkman met and discussed generally a strategic merger between Mission and Petrohawk. During the meeting, Mr. Wilson and Mr. Cavnar each gave an overview of their respective companies and they concluded that a merger would have potential strategic, commercial, and financial benefits to the stockholders of both companies, and the parties discussed in general terms structural issues that would have to be addressed in connection with a potential transaction, including the type and mix of consideration to be paid and the range of relative valuations of the companies. At the conclusion of the meeting, each executive expressed an interest in beginning the process of determining whether or not an agreement could be reached.
      On March 11, 2005, Petrie Parkman delivered documents to Mr. Cavnar and Mr. Wilson setting out various potential structural and transaction terms and time frames for recent transactions in the energy industry under such potential structures. In addition, Petrie Parkman sent a worksheet, based solely on publicly available information about Mission and Petrohawk, outlining the pro forma combined statistics resulting from a transaction between the two companies, assuming a range of transaction prices.
      Over the weekend of March 12, 2005 and March 13, 2005, Petrohawk began the process of evaluating the proposed transaction. On March 14, 2005, Petrohawk received a copy of Netherland Sewell’s reserve report for Mission, and Mission’s data base on its reserves. Petrohawk’s due diligence continued throughout the week of March 14, 2005 as management, technical staff, engineers and certain advisors of Petrohawk received and reviewed detailed information relating to Mission’s businesses, assets and operations.
      Later on March 14, 2005, Petrohawk held its regularly scheduled monthly telephonic update for members of management and board members. Prior to the call, board members received a book containing information on Mission and the potential transaction. During the call, Petrohawk’s management team discussed the potential transaction generally.
      On March 15, 2005, Mr. Cavnar, Mr. Wilson and a representative of Petrie Parkman, held a conference call during which they continued their discussions regarding the general terms of the proposed transaction.
      On March 16, 2005, Mission met with Petrie Parkman to further discuss the possible transaction with Petrohawk.
      On March 17, 2005, Petrohawk delivered to Mission a non-binding letter of interest. The letter of interest expressed Petrohawk’s interest in pursuing a potential transaction, proposed consideration consisting of 50% cash and 50% Petrohawk stock, valued at $8.25 per share, established an exchange ratio for the stock portion of the consideration based on a value per share of Petrohawk common stock of $10.72 per share, indicating that voting agreements would be required of Mission’s largest stockholders, and suggesting that the combined company board would consist of nine members, two of whom would be designated by Mission.

      Later in the day of March 17, 2005, Mr. Cavnar and Mr. Wilson discussed telephonically the issues of interest that were set forth in the letter of interest. Mr. Cavnar emphasized that the timing of the transaction was important, as due to the transaction discussions, Mission was considering delaying a contemplated public offering of common stock to provide additional financial flexibility to implement its strategic plan. Mr. Cavnar indicated that his preference was to have a definitive agreement finalized by the end of March 2005.
      On March 17, 2005, the board of directors of Mission conducted a telephone meeting to discuss the potential strategic merger with Petrohawk and the letter of interest received from Petrohawk regarding the potential transaction. Mr. Cavnar reviewed with the board the terms set forth in the letter of interest received from Petrohawk and asked representatives of Petrie Parkman to discuss the proposed transaction, their analysis of current market metrics, operating statistics, reserves for each company, recent transactions by exploration and production companies in the market, and to provide the board with a basic overview of Petrohawk. Mr. Cavnar recommended that Mission delay its proposed equity offering for approximately two weeks to give Mission an opportunity to evaluate a potential transaction with Petrohawk. He also requested authority to negotiate the basic terms of the transaction, subject to final board approval, asked that the board appoint Herb Williamson as a special representative of the board to participate in the due diligence and negotiation processes, and asked that the board retain Merrill Lynch to opine on the fairness of the merger, from a financial point of view, of the consideration to be received by Mission’s stockholders. The board unanimously approved each of the actions requested by Mr. Cavnar, and Merrill Lynch was formally engaged on March 22, 2005 to opine on the fairness of the merger, from a financial point of view, of the consideration to be received by Mission’s stockholders.
      On March 18, 2005, a scheduled conference call between certain members of the Petrohawk board and management occurred. Petrohawk’s management and its board discussed primarily Petrohawk’s technical evaluation of Mission, but also discussed various financial evaluations and transaction structures. Also on March 18, 2005, Mission sent Petrohawk a preliminary due diligence request for information regarding Petrohawk. Due diligence by Petrohawk continued through the weekend of March 19, 2005 and March 20, 2005.
      On March 21, 2005, management and other employees of each company and representatives from Merrill Lynch attended a meeting at Petrie Parkman’s Houston office at which each company made detailed technical presentations on its proved and unproved reserves. Also on March 21, 2005, Petrohawk and Mission executed a second confidentiality agreement relating to information to be provided by Petrohawk to Mission. Later that afternoon a conference call took place between attorneys from both sides and personnel from both companies to discuss due diligence and scheduling.
      On March 22, 2005, representatives of Petrohawk and Petrohawk personnel continued their due diligence review of Mission at the offices of Petrie Parkman and Mission.
      On March 23, 2005, Petrohawk’s legal counsel, Hinkle Elkouri Law Firm L.L.C., delivered a draft merger agreement to Porter & Hedges, L.L.P., outside counsel to Mission. Thereafter, management and certain advisors of each company continued to review and negotiate the legal and economic terms of the merger agreement.
      On March 23, 2005, Mission’s representatives and personnel began due diligence on Petrohawk.
      On March 24, 2005, Mr. Wilson met with Mr. Williamson. Mr. Wilson discussed Petrohawk’s philosophy, background, management and staff with Mr. Williamson. Later in the day on March 24, 2005, the Mission board of directors conducted a meeting to discuss the current status of negotiations with Petrohawk, and to meet with Mr. Wilson personally. Representatives of Petrie Parkman and Porter & Hedges also attended the meeting. All members of Mission’s board were present, one telephonically. Mr. Wilson gave a presentation regarding Petrohawk and answered questions from Mission’s directors and advisors. In addition, Porter & Hedges presented a preliminary overview of the merger agreement and the fiduciary duties of Mission’s board of directors. Petrie Parkman also gave a preliminary overview of the transaction and Mission management gave a report on preliminary due diligence.

      On March 25, 2005, Petrohawk held a board meeting telephonically, and management provided the board with an update on the proposed transaction with Mission. During the meeting, board members raised questions regarding Mission’s outstanding debt, deferred tax liability, and the expected goodwill component of the proposed transaction. Also on March 25, 2005, Petrohawk informally retained Sanders Morris Harris to act as its financial advisor and provide an opinion as to the fairness of the merger to Petrohawk from a financial point of view.
      On March 25, 2005, Porter & Hedges delivered a revised version of the draft merger agreement to Petrohawk and its counsel, Hinkle Elkouri, and Hinkle Elkouri delivered to Porter & Hedges an initial draft of the voting agreement to be executed by Mission’s largest stockholders.
      Also on March 25, 2005, Mr. Wilson and Mr. Cavnar discussed by telephone questions and concerns regarding restrictive covenants contained in the indenture agreement governing Mission’s public debt and the implications of such provisions on transaction financing and structuring.
      On March 26, 2005, representatives of Petrohawk, Mission, Petrie Parkman, Guggenheim Capital, LLC, one of the underwriters for Mission’s public debt offering in 2004, and Sidley, Austin, Brown & Wood LLP, underwriters’ counsel in Mission’s public debt offering, held a telephone conference and discussed the covenant issues relating to Mission’s public debt. Later in the day on March 26, 2005, as a result of these covenant issues, Mr. Wilson called a Petrie Parkman representative and advised him that Petrohawk wanted to structure the transaction such that 60% of the merger consideration was Petrohawk common stock and 40% was cash.
      Over the weekend of March 26, 2005 and March 27, 2005, due diligence by both parties continued. Mr. Wilson and Mr. Cavnar corresponded regarding the potential transaction and specific deal terms and negotiations on various matters continued.
      On March 28, 2005, Mr. Wilson and Mr. Cavnar had several telephone conferences regarding the merger consideration. Both parties had previously agreed to merger consideration in the range from $8.00 to $8.50 per share and to a cash/ stock ratio of 50/ 50. However, Petrohawk proposed revising the merger consideration and the cash/ stock ratio, due to certain restrictions in Mission’s 9 7/8% senior notes indenture that could limit financings and growth by the combined company. Petrohawk also indicated that any amendment to the covenants or redemption of the notes would require payments in excess of the par value of the notes. Based on these conversations, Mr. Wilson and Mr. Cavnar agreed to recommend to their boards that the merger consideration be $8.15 per share and the cash/ stock ratio be 40/ 60.
      On March 28, 2005, Petrohawk delivered to Mission a revised non-binding letter of interest, which provided for cash merger consideration based on $8.15 multiplied by the number of Mission shares outstanding times 40% and a number of Petrohawk shares determined by dividing $8.15 by the weighted average per share closing price of Petrohawk shares for the 20 trading days ending on April 1, 2005 and multiplying that result by 60%. In a telephone conference between Mr. Cavnar and Mr. Wilson, they agreed that each party would work towards execution of a definitive merger agreement by Sunday, April 3, 2005, based on the terms of the revised letter of interest.
      On March 29, 2005, Petrohawk held its regularly scheduled audit committee meeting and board of directors meeting. Petrohawk’s management provided materials to the board of directors and conducted a presentation regarding the status of due diligence and economics of the proposed merger with Mission. The board discussed the proposed merger and a Petrohawk board meeting was scheduled for April 1, 2005. Also on March 29, 2005, Petrohawk approved the engagement of Sanders Morris Harris to act as its financial advisor.
      On March 29, 2005, Mission sent representatives of Harbert Distressed Investment Master Fund, Ltd., Stellar Funding, Ltd. and Guggenheim Capital, L.L.C. the initial draft of a voting agreement. Thereafter, until April 3, 2005, Hinkle Elkouri, Porter & Hedges and legal representatives of Harbert, Guggenheim and Stellar negotiated the terms and provisions of the voting agreements.

      On March 29, 2005, Mission’s board of directors held a telephonic meeting to further discuss the status of negotiations with Petrohawk. Also participating in the call was the senior management team of Mission, and representatives of Petrie Parkman, and Porter & Hedges. Mr. Cavnar provided an update on the status of negotiations with Petrohawk and reviewed the currently proposed terms as set forth in the revised letter of interest. He also explained the reasons for the recent change in the mix of stock and cash set forth in the revised letter of interest. Representatives of Porter & Hedges gave a detailed review of the board’s fiduciary duties in the context of this transaction and a detailed review of the provisions of the draft merger agreement. Petrie Parkman then reviewed the financial aspects of the transaction. Following Petrie Parkman’s presentation, members of the senior management team provided their updated due diligence report on Petrohawk to the board.
      A further board meeting was scheduled for April 3, 2005, to discuss and review the final forms of all the agreements relating to the proposed transaction, receive an opinion from Merrill Lynch as to the fairness of the transaction, from a financial point of view, to Mission, and to vote on the proposed transaction.
      On March 30, 2005, a meeting was held at Mission’s Houston offices to negotiate the outstanding issues on the merger agreement. Mr. Cavnar, Mr. Wilson, representatives of Petrie Parkman, counsel to Mission and to Petrohawk, and members of the senior management team of Mission attended the meeting. At this meeting, the parties negotiated and agreed to all material terms to be included in the merger agreement, other than economic terms already agreed to, subject to board approval.
      On March 31, 2005, Hinkle Elkouri and Porter & Hedges continued negotiation of various provisions of the merger agreement.
      On April 1, 2005, Petrohawk’s board of directors held their scheduled board meeting. The board members had previously been provided information packages from management that addressed the board’s questions raised in the meeting of March 29, 2005. The board had a number of comments and questions related to the information. The board concluded that, subject to a report on the completion of due diligence, receipt of a fairness opinion from Sanders Morris Harris, and its final review of the merger agreement, it viewed the transaction favorably. The board set a further board meeting for April 3, 2005.
      On April 1, 2005, Hinkle Elkouri sent Porter & Hedges an initial draft of a non-solicitation agreement for each of Mission’s executive officers.
      On April 2, 2005, the parties and their legal representatives continued negotiating the merger agreement, voting agreements, and non-solicitation agreements and exchanged drafts of these agreements and the disclosure schedules to the merger agreement. The parties also began to prepare a joint press release and filings to be made with the SEC relating to the proposed transaction. Also, on April 2, 2005, Mr. Wilson, Mr. Cavnar and their representatives held various telephone conferences regarding the assumption by Petrohawk of Mission’s stock option plans, employee benefits for Mission employees, and the handling of severance payments arising under benefits plans and employment agreements.
      On April 3, 2005, the parties finalized the terms of the merger agreement, voting agreements, and non-solicitation agreements.
      On April 3, 2005, Petrohawk’s board of directors met telephonically to consider the final terms of the proposed business combination between Petrohawk and Mission. Prior to the meeting, Petrohawk’s board of directors were provided with a substantially final draft of the merger agreement and other materials related to the transaction. At the meeting:

•	Petrohawk’s management gave a presentation regarding the terms of the proposed transaction and the results of due diligence;

•	Hinkle Elkouri reviewed the provisions of the proposed merger agreement; and

•	Sanders Morris Harris presented its analysis and rendered an oral opinion, subsequently confirmed by delivery of its written opinion dated April 3, 2005, that based upon and subject to the assumptions made, matters considered, qualifications, and limitations set forth in the written opinion, as of that date, the financial consideration to be paid by Petrohawk in the merger was fair, from a financial point of view, to Petrohawk (see “Opinion of Sanders Morris Harris”).

      After discussion, Petrohawk’s board of directors unanimously approved the merger, the merger agreement, and the other transactions contemplated in the merger agreement and unanimously resolved to recommend that Petrohawk’s stockholders vote to approve the issuance of Petrohawk common stock in connection with the merger and the other transactions contemplated in the merger agreement.
      On April 3, 2005, the Mission board of directors held a special meeting to consider the final terms of the proposed merger transaction between Petrohawk and Mission. Prior to the meeting, Mission’s board of directors was provided with a substantially final draft of the merger agreement and other materials related to the proposed transaction. Mr. Cavnar and Mr. Williamson attended the meeting in person at Mission’s offices and the other members of the board of directors attended by telephone. At the meeting:

•	Mission’s management gave a presentation regarding the terms of the proposed transaction and the results of due diligence;

•	Representatives of Porter & Hedges reviewed the provisions of the proposed merger agreement and related agreements, and Mission’s general counsel also reviewed matters related to employee benefits;

•	Petrie Parkman discussed the negotiation process and the potential market reaction to an announcement of the transaction; and

•	Merrill Lynch rendered an oral opinion, subsequently confirmed by delivery of its written opinion dated April 3, 2005, that as of such date, and based upon and subject to the factors in the subject set forth in its opinion, the consideration to be received by the holders of Mission common stock (other than Petrohawk and its affiliates) in the merger was fair, from a financial point of view, to such holders (see “Opinion of Merrill Lynch, Pierce, Fenner & Smith”).
      After discussion, Mission’s board of directors unanimously approved the merger, the merger agreement and the other transactions contemplated therein, and unanimously resolved to recommend that Mission’s stockholders adopt the merger agreement and approve the merger and the other transactions contemplated in the merger agreement.
      Following these board meetings, Mr. Wilson and Mr. Cavnar each advised the other that the merger had been approved by the respective boards of Petrohawk and Mission and the definitive merger agreement was executed on behalf of Petrohawk and Mission, effective April 3, 2005. Concurrently with the execution of the merger agreement, each of Stellar Funding, Ltd., Guggenheim Capital, LLC, and Harbert Distressed Investment Master Fund, Ltd. executed a voting agreement with Mission and Petrohawk in which it agreed to vote in favor of the merger, and each of Mr. Cavnar, Richard W. Piacenti, John L. Eells, Marshall L. Munsell, Tom C. Langford and William R. Picquet executed non-solicitation agreements with Petrohawk in which each agreed to certain restrictions regarding employees of Mission.
      The parties issued a joint press release announcing the execution of the merger agreement on the morning of April 4, 2005.
Petrohawk’s Reasons for the Merger; Recommendation of the Stock Issuance in the Merger by the Petrohawk Board of Directors
      Petrohawk’s board of directors has determined that the merger is fair to, and in the best interests of, Petrohawk and its stockholders. In deciding to approve the merger agreement and to recommend that Petrohawk’s stockholders vote to approve the issuance of Petrohawk common stock in connection with the merger, Petrohawk’s board of directors consulted with Petrohawk’s management and legal and financial advisors and considered a number of material factors, including:

•	the combined company will be significantly larger than Petrohawk and should have greater financial, operational and technical strengths that should enable it to consider and more effectively pursue additional opportunities;

•	a substantial number of the combined company’s properties are in the same geographic areas which will permit an integration of those properties and a possible reduction in the combined operating and administrative cost relative to those properties;

•	the merger will add significantly to Petrohawk’s reserves and production and is in accordance with Petrohawk’s strategy of growth through acquisitions, and it should create a better platform for further consolidation of oil and gas assets in its core operating areas;

•	the merger will provide Petrohawk with a more balanced portfolio of exploitation and exploratory opportunities, thereby giving management more flexibility in its capital allocation decisions;

•	the merger will significantly increase Petrohawk’s cash flow and cash flow per share and should permit an acceleration of Petrohawk’s capital program;

•	the merger will create a larger company that is expected to have more liquidity in its common stock and better access to capital markets, which should provide more financial flexibility;

•	the merger will give Petrohawk the opportunity to add to its technical and operational expertise by adding employees from Mission and otherwise hiring qualified individuals;

•	the combined company will have properties that should be attractive candidates for divestment, and given expected market conditions there should be significant opportunities to use the proceeds from the sale of such properties to reduce overall debt of the combined company; and

•	Sanders Morris Harris presented its analysis and opinion to the effect that, as of April 3, 2005 and based upon and subject to the assumptions made, matters considered, qualifications, and limitations set forth in the written opinion, the financial consideration to be paid by Petrohawk in the merger was fair, from a financial point of view, to Petrohawk.
      Petrohawk’s board of directors considered a number of additional factors in reaching its decision including:

•	information concerning the financial condition, results of operations, prospects and businesses of Petrohawk and Mission, including the respective companies’ reserves, production volumes, cash flows from operations, recent performance of common stock and the ratio of Petrohawk’s common stock price to Mission’s common stock price over various periods, as well as current industry, economic and market conditions;

•	the net asset value per share of the common stock of both Petrohawk and Mission; and

•	the results of business, legal and financial due diligence investigations of Mission conducted by Petrohawk’s management and legal advisors.
      Petrohawk’s board of directors also considered a variety of risks and other potentially negative factors concerning the merger and the transactions contemplated by the merger agreement, including the merger. These factors included:

•	the increased amount of debt that the combined company would have compared to Petrohawk on a stand-alone basis and the effect of that debt on Petrohawk’s future operations;

•	the fact that a decrease in oil and gas prices would make the merger less desirable from a financial point of view;

•	a decrease in oil and gas prices would reduce the expected proceeds from expected divestitures and leave the company with a higher than projected debt balance;

•	the fact that there are significant risks inherent in combining and integrating two companies, including that the companies may not be successfully integrated, and that successful integration of the companies will require the dedication of significant management resources, which will temporarily detract attention from the day-to-day businesses of the combined company;

•	the fact that Petrohawk has experienced rapid growth and integrating Mission with Petrohawk may be made more difficult because of acquisitions made by Petrohawk in 2004 and early 2005;

•	the fact that the combined company will be partially reliant upon drilling success on both proven and unproven properties in order to meet its expectations regarding production, cash flow and proven reserves and the fact there is always uncertainty in successfully converting unproven properties into proven reserves;

•	the fact that the capital requirements necessary to achieve the expected growth of the combined company’s businesses will be significant, and there can be no assurance that the combined company will be able to fund all of its capital requirements from operating cash flows, and the fact that the combined company would have substantially more total long-term debt than Petrohawk on a stand-alone basis; and

•	other matters described under the caption “Risk Factors.”
      This discussion of the information and factors considered by Petrohawk’s board of directors in reaching its conclusions and recommendations includes all of the material factors considered by the board but is not intended to be exhaustive. In view of the wide variety of factors considered by Petrohawk’s board of directors in evaluating the merger agreement and the transactions contemplated by it, including the merger, and the complexity of these matters, Petrohawk’s board of directors did not find it practicable to, and did not attempt to, quantify, rank or otherwise assign relative weight to those factors. In addition, different members of Petrohawk’s board of directors may have given different weight to different factors.
      It should be noted that this explanation of the reasoning of Petrohawk’s board of directors and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading “Forward-Looking Statements” beginning on page 23 of this document.
      Petrohawk’s board of directors determined that the merger, the merger agreement and the other transactions contemplated by the merger agreement are in the best interests of Petrohawk and its stockholders. Accordingly, Petrohawk’s board of directors approved and adopted the merger agreement and recommends that Petrohawk stockholders vote “FOR” approval of the issuance of Petrohawk common stock in the merger.
Mission’s Reasons for the Merger; Recommendation of the Merger by the Mission Board of Directors
      Mission’s board of directors has determined that the merger is fair to, and in the best interest of, Mission and its stockholders. In deciding to approve the merger agreement and to recommend that Mission’s stockholders vote to approve the merger, Mission’s board consulted with Mission’s management and legal and financial advisors and considered a variety of factors, including:

•	the merger consideration represented a premium of approximately 19% above the closing price of Mission’s common stock on the last trading day immediately prior to the board’s approval;

•	the combined company will be significantly larger than Mission and should have greater financial, operational and technical strengths that should enable it to consider and more effectively pursue additional types of opportunities;

•	the combined company will have a better balanced portfolio of long-lived assets and near term higher risk, high impact drilling opportunities;

•	Mission’s board of directors’ confidence in the ability of Petrohawk’s chief executive officer to lead the combined company and continue to enhance stockholder value;

•	subject to proration, Mission stockholders may elect to receive cash or stock in the transaction thereby having the opportunity to chose between participation in the combined company or liquidity;

•	the combined company will have more favorable financing opportunities based on its combined balance sheet and income statement;

•	attractive acquisition opportunities are becoming increasingly difficult to find at reasonable prices, which limits the ability of Mission to execute its strategic plan of growth through acquisition and exploration and development;

•	certain of the combined company’s properties are in the same geographic areas which will permit an integration of those properties and a possible reduction in the combined operating cost relative to those properties;

•	the combined company’s enhanced cash flow should permit an acceleration of the exploration program developed by Mission;

•	Mission will designate two members to be named to the board of Petrohawk;

•	the combined company’s larger market capitalization should enhance its stock liquidity;

•	the opinion of Merrill Lynch delivered orally on April 3, 2005 and subsequently confirmed in writing that, as of such date, and based on and subject to the matters set forth in its opinion, the consideration to be received by holders of Mission common stock (other than Petrohawk and its affiliates) in the merger was fair, from a financial point of view, to such holders;

•	the execution of voting agreements by holders of approximately 32% of Mission’s common stock pursuant to which they have agreed, among other things, to vote all shares owned by each of them in favor of the merger;

•	holders of Mission common stock who dissent from the merger will have appraisal rights under Delaware law, providing stockholders who dispute the fairness of the merger an opportunity to have a court determine the fair value of their share;

•	the financial and other interests in the merger of Mission’s directors and executive officers;

•	the terms of the merger agreement and the structure of the transaction, including the conditions to each company’s obligations to complete the merger;

•	the ability of Petrohawk and Mission to complete the merger, including their ability to obtain the necessary regulatory approvals and their obligation to attempt to obtain those approvals; and

•	the terms of the merger agreement permit Mission’s board of directors to change or withdraw its recommendation of the merger to Mission stockholders, and to terminate the agreement with Petrohawk, if, among other reasons, the board makes the determination as set forth in the merger agreement regarding the nature and terms of a proposed superior offer.
      Each of these factors supported Mission’s board of director’s conclusion that the merger is advisable and in the best interest of Mission and its stockholders. In reaching its conclusions, Mission’s board relied on Mission and Petrohawk’s managements to provide accurate and complete financial information, projections and assumptions as the starting point for its analysis.
      The Mission board of directors considered a number of additional factors concerning the merger agreement and the transactions contemplated by their merger agreement, including:

•	information concerning the financial condition, results of operations, prospects and businesses of Petrohawk and Mission, including the respective company’s reserves, production volumes, cash flows from operations, recent performance of common stock and the ratio of Petrohawk’s common stock price to Mission’s common stock price over various periods, as well as current industry, economic and market conditions;

•	assessments of the net asset value per share of the common stock of both Petrohawk and Mission; and

•	the results of business, legal and financial due diligence investigations of Petrohawk conducted by Mission’s management and advisors.

Opinion of Sanders Morris Harris Inc. to the Petrohawk Board of Directors
      In late March 2005, Petrohawk advised Sanders Morris Harris Inc. (“SMH”) that Petrohawk had made a preliminary, non-binding proposal to acquire the outstanding common stock of Mission and began discussing a possible engagement of SMH. On March 29, 2005 Petrohawk approved the engagement of SMH as its financial advisor to undertake a study to determine whether it could issue a written opinion to Petrohawk’s board of directors as to the fairness to Petrohawk, from a financial point of view, of the consideration to be paid by Petrohawk in connection with the proposed transaction.
      At the April 3, 2005 meeting of Petrohawk’s board of directors, SMH presented its analysis and rendered its oral opinion, subsequently confirmed in writing, that based upon and subject to assumptions made, matters considered, qualifications and limitations set forth in the written opinion (which are described below), as of that date, the financial consideration to be paid by Petrohawk in the merger was fair, from a financial point of view, to Petrohawk.
      The full text of the written opinion of SMH, which sets forth assumptions made, matters considered and limits on the review undertaken by SMH, is attached to this proxy statement as Annex B and is incorporated herein by reference. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is therefore not readily susceptible to summary description. The following description of the opinion sets forth the material terms of the opinion and is qualified in its entirety by reference to the full text of the opinion. You are urged to read the full text of the opinion carefully and in its entirety.
      The opinion was for the use and benefit of the board of directors of Petrohawk and was provided to the board in connection with its consideration of the merger. The opinion does not address the relative merits of the merger as compared to any alternative transactions or business strategies that might be available, nor does it address the merits of the underlying decision by Petrohawk to enter into the merger agreement. The opinion is not intended to be and does not constitute a recommendation to any shareholder of Petrohawk or Mission as to how such shareholder should vote or act with respect to any matter relating to the merger.
      No limitations were imposed by Petrohawk upon SMH with respect to the procedures followed or factors to be considered by SMH in rendering its opinion. There were no material relationships or transactions between SMH and Petrohawk, Petrohawk’s affiliates or any other party to the merger prior to or at the time that SMH and Petrohawk entered into the engagement letter with respect to the opinion, no such material relationships or transactions have since developed, and no such material relationships or transactions are mutually understood to be contemplated.
      In arriving at the conclusions expressed in the opinion, among other things, SMH reviewed and analyzed the following:

•	the merger agreement;

•	such publicly available information concerning Petrohawk and Mission that SMH believed to be relevant to the analysis for each of Petrohawk and Mission;

•	certain financial and operating information with respect to the respective businesses, operations, and prospects of Petrohawk and Mission respectively, including financial and operating projections furnished by the management of Petrohawk and of Mission and in particular (a) certain estimates of proved and non-proved reserves from Netherland, Sewell & Associates, Inc. and management, projected future production, revenue, operating costs and capital investments for each of Petrohawk and Mission; (b) impacts of hedging the product prices for the production levels projected by the respective managements of Petrohawk and Mission; and (c) amounts and timing or cost savings and operating synergies expected by the management of Petrohawk resulting from the merger;

•	the historical market prices and trading volumes of Petrohawk’s and Mission’s publicly traded securities and a comparison of those trading histories with each other and with those of other publicly-traded companies that SMH deemed relevant;

•	a comparison of the historical financial results and present financial condition of Petrohawk and Mission with each other and with those of other publicly traded companies that SMH deemed relevant;

•	a comparison of the financial terms of the merger with the financial terms of certain other transactions that SMH deemed relevant;

•	the potential pro forma impact of the merger on the future financial performance of Petrohawk;

•	the potential pro forma impact of the merger on the current financial condition of Petrohawk, including the impact on Petrohawk’s leverage levels and ratios;

•	the relative contributions of Petrohawk and Mission to the current and future financial performance of the combined company on a pro forma basis;

•	published estimates of independent research analysts with respect to the future financial performance of Petrohawk and Mission;

•	the views of the management of Petrohawk and of Mission concerning the strategic benefits of the merger and their respective businesses, operations, assets, financial condition, reserves, production levels, hedging levels, exploration programs and prospects; and

•	such other information, financial studies, analyses and investigations as SMH deemed relevant.
      SMH’s opinion was based upon market, economic, financial and other conditions as they existed and could be evaluated on, and on the information available as of, the date of the opinion, and thus the opinion does not reflect any developments that may occur or may have occurred after the date of its opinion and prior to the consummation of the merger. It should be understood that subsequent developments may affect SMH’s opinion, and SMH does not have any obligation to update, revise or reaffirm its opinion. SMH expressed no opinion as to the price at which the Petrohawk common stock or Mission common stock will trade at any future time.
      In preparing its opinion, SMH assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to it, discussed with or reviewed by or for it, or that was publicly available, and it has not assumed any responsibility for independently verifying such information. SMH further relied on the assurances of the management of Petrohawk and of Mission that they are not aware of any facts that would make such information inaccurate or misleading. With respect to the financial forecast information furnished to or discussed with it, including expected costs savings and operating synergies, SMH assumed that such forecasts had been reasonably prepared and reflect the best currently available estimates and judgment of the management of Petrohawk and of Mission as to expected future financial performance. SMH expresses no opinion as to such financial forecast information or the assumptions on which they were based.
      With respect to the estimates of oil and gas reserves, SMH assumed that they had been reasonably prepared on bases reflecting the best available estimates and judgments of the management and staff of Petrohawk, Mission and Netherland, Sewell & Associates, Inc., as applicable, relating to the oil and gas properties of Petrohawk and Mission, respectively. SMH did not make or commission an independent evaluation or appraisal of the assets or liabilities of Petrohawk or Mission, nor, except for the estimates of oil and gas reserves referred to above, was SMH furnished with any such evaluations or appraisals. In addition, SMH did not assume any obligation to conduct, nor did it conduct, any physical inspection of the properties or facilities of Petrohawk or Mission. SMH also assumed that the final form of the merger agreement would be substantially similar to the last draft reviewed, and that the merger would be consummated in accordance with the terms of the merger agreement without waiver of any of the conditions precedent to the merger contained in the merger agreement.
      Some of the summaries of financial analyses below include information presented in tables. In order to understand fully the financial analyses performed by SMH, the tables must be read together with the accompanying text. Failing to consider the methodologies and assumptions underlying the analyses could create a misleading or incomplete view of the financial analyses.
      Valuation Analysis of Petrohawk. SMH’s analyses included an analysis of Petrohawk’s common equity value based upon various alternative valuation methodologies. Each valuation methodology provided an estimate of Petrohawk common equity value that was considered by SMH in its assessment of the fairness, from a financial point of view, of the consideration to be paid by Petrohawk in connection with the merger.
      The following is a summary of the material financial analyses performed by SMH in connection with providing its oral opinion to Petrohawk’s board of directors on April 3, 2005. Some of the summaries of the financial analyses include information presented in tabular format. To fully understand the financial analyses, the tables should be read together with the text of each summary. Considering the data set forth in the tables without considering the narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses.
      The exchange ratio of 0.7718 is used for determining the total number of shares of Petrohawk common stock to be issued in connection with the merger. This exchange ratio is also approximately the effective exchange ratio for the value of total cash and stock consideration of $8.15 per share to be paid in connection with the merger based upon an applicable Petrohawk stock price of $10.56 per share.
      Historical Exchange Ratio Analysis. SMH prepared an analysis that examined the fluctuations of the ratio of Mission’s common stock price in relation to Petrohawk’s common stock price at various time intervals within the last six months. These historical exchange ratios were calculated daily by dividing Mission’s closing common stock price by Petrohawk’s common stock price.
      The following summarizes the results of SMH’s exchange ratio analysis for various periods of time as of April 1, 2005.

Average
Exchange
Time Frame	Ratio

April 1, 2005	0.63
7-Day Average	0.68
30-Day Average	0.70
90-Day Average	0.68
180 Day Period
High	0.80
Low	0.58
Mean	0.68
Median	0.68
      In the past six months, the exchange ratio varied from a 180-day low of 0.58x to a 180-day high of 0.80x. Both the mean and median exchange ratios for this time frame were 0.68x. SMH noted that the exchange ratio of 0.7718 used for determining the total number of shares of Petrohawk common stock to be issued is within the 180-day historical exchange ratio range.
      Comparable Company Analysis. SMH researched numerous available sources of information and held discussions with Petrohawk’s management to find reasonably similar companies that could be used for comparison purposes. Using publicly available information, SMH calculated enterprise value multiples of 2005 and 2006 estimated EBITDAX, as well as price to 2005 and 2006 estimated cash flow per share and earnings per share. In each case, estimated EBITDAX, cash flow per share and earnings per share were based on publicly available estimates from independent equity research analysts.
      SMH determined that the following companies were relevant to an evaluation of Mission based on SMH’s view of the comparability of the operating and financial characteristics of these four companies to those of Mission:

•	Brigham Exploration Co.

•	Comstock Resources, Inc.

•	Delta Petroleum Corp.

•	KCS Energy, Inc.
      SMH also reviewed the same trading multiples for the companies mentioned below. However, it was determined that these four companies should be excluded from the comparison analysis due to their larger size:

•	Stone Energy Corp.

•	The Houston Exploration Co.

•	Whiting Petroleum Corp.

•	St. Mary Land & Exploration Co.
      The maximum, mean, median and minimum multiples for the four companies included in the analysis are set forth below.

Comparable Public Company Metrics	Maximum		Mean		Median		Minimum

Enterprise Value/ 2005E EBITDAX	7.1	x	6.3	x	6.7	x	4.7x
Enterprise Value/ 2006E EBITDAX	6.2	x	5.4	x	6.1	x	4.1x
Price/ 2005E Cash Flow	8.0	x	6.0	x	5.9	x	4.3x
Price/ 2006E Cash Flow	5.8	x	4.9	x	5.2	x	3.8x
Price/ 2005E Earnings	20.5	x	16.1	x	16.6	x	10.8x
Price/ 2006E Earnings	19.3	x	13.8	x	12.9	x	9.3x
      SMH applied the comparable company median multiples to Mission’s 2005 and 2006 estimated EBITDAX, cash flow per share and earnings per share and calculated a range of implied equity values per share to determine a range of implied exchange ratios. This analysis resulted in a range of implied equity values per share of $6.47 to $10.78, indicating a range of implied exchange ratios of 0.61 to 1.02. SMH noted that the exchange ratio of 0.7718 used for determining the total number of shares of Petrohawk common stock to be issued falls within this range.
      Comparable Transactions Analysis. SMH reviewed certain publicly available information on selected corporate level and asset level E&P transactions that were announced in 2004 and 2005. SMH analyzed relevant transaction multiples of these transactions, including total purchase price (equity purchase price plus assumed obligations), adjusted by the value allocated to other businesses that are unrelated to exploration and production of oil and gas, divided by proved reserves, daily production and latest twelve month EBITDAX (defined as earnings before interest, taxes, depreciation, amortization, and exploration expense).

      In addition, for each company, relevant transaction multiples were analyzed on a regional basis to take into account the companies’ differing geographic reserve mix. On a regional basis, Petrohawk’s proved reserves were segmented into the following categories: Mid-Continent, Permian Basin, and Gulf Coast. Similarly, Mission’s proved reserves were segmented into the following geographic categories: Permian Basin, Gulf Coast, and Gulf of Mexico.
      SMH studied transaction value multiples of proved reserves and daily production for all the transactions reviewed in the analysis. In analyzing the latest twelve month EBITDAX transaction value multiple, only the corporate level transactions were reviewed. The corporate level transactions included in SMH’s study are listed below.

Acquirer	Target

Cimarex Energy Company	Magnum Hunter Resources Inc.
XTO Energy Incorporated	Antero Resources Corporation
Chesapeake Energy Corporation	BRG Petroleum Corporation
Noble Energy Incorporated	Patina Oil & Gas Corporation
Petro-Canada	Prima Energy Corporation
Forest Oil Corporation	Wiser Oil Company
EnCana Corporation	Tom Brown Incorporated
Kerr-McGee Corporation	Westport Resources Corporation
      The following summarizes the results of SMH’s comparable transaction analysis.

	Multiple Range

Transaction Value as a Multiple of:	Low		Median		High

Proved Reserves ($Mcfe)	$0.70		$1.57		$2.98
Daily Production ($Mcfe/d)	$3,292		$8,200		$11,417
LTM EBITDAX	6.6	x	7.8	x	9.1x
      The table below shows transaction value multiples of proved reserves (price per mcfe) from SMH’s analysis on a regional basis.

	Multiple Range

Proved Reserves by Region:	Low	Median	High

Permian Basin	$0.99	$1.32	$1.82
Mid-Continent	1.56	1.79	1.92
Gulf Coast Onshore	0.70	1.40	2.46
Gulf of Mexico	0.93	1.65	1.83
Corporate	1.19	1.88	2.98
      By applying the median results of the above analysis to the appropriate Mission metrics, SMH determined Mission’s implied equity value per share to be between $4.18 and $8.80. This yields a range of exchange ratios of 0.40 and 0.83. The exchange ratio of 0.7718 used for determining the total number of shares of Petrohawk common stock to be issued falls within this range.
      Net Asset Valuation Analysis. SMH conducted a net asset valuation analysis of each of Petrohawk and Mission to estimate the net asset value per share for each company. SMH performed its analysis based on a variety of data sources provided by the management of each respective company and certain other publicly available information. SMH relied on the respective Netherland, Sewell & Associates, Inc. reserve reports and information provided by the respective managements to generate the estimated cash flows for each respective company.

      For Petrohawk and Mission, SMH calculated net asset valuation under three different price scenarios. The natural gas and oil price forecasts employed by SMH were based on New York Mercantile Exchange, or NYMEX, price forecasts (Henry Hub, Louisiana delivery for natural gas and West Texas Intermediate, Cushing, Oklahoma delivery for oil) from which adjustments were made to reflect location and quality differentials. NYMEX gas price quotations are stated in heating value equivalents per million British Thermal Units, or MMBtu, which are adjusted to reflect the value per Mcf of gas. NYMEX oil price quotations are stated in dollars per Bbl of crude oil. The table below presents a summary of NYMEX natural gas and oil price forecasts employed by SMH for each commodity price scenario.

							Escalation
	2005E	2006E	2007E	2008E	2009E	2010E	Thereafter

Henry Hub ($/MMBtu)
Case #1: Forward Strip Pricing	$7.69	$7.48	$6.91	$6.45	$6.08	$5.72	0%
Case #2	$6.50	$6.50	$6.50	$6.50	$6.50	$6.50	0%
Case #3	$5.50	$5.50	$5.50	$5.50	$5.50	$5.50	0%
West Texas Intermediate ($/Bbl)
Case #1: Forward Strip Pricing	$54.80	$52.56	$50.32	$49.38	$48.10	$47.38	0%
Case #2	$45.00	$45.00	$45.00	$45.00	$45.00	$45.00	0%
Case #3	$40.00	$40.00	$40.00	$40.00	$40.00	$40.00	0%
      For Mission, SMH used discount rates ranging from 8% to 10%, which were commonly used in comparable transactions, to estimate a range of present values for the future pre-tax cash flows generated by its proved reserves. This information was derived from Netherland, Sewell & Associates, Inc. reserve reports and management’s economic models. SMH then added the value of Mission’s probable and possible reserves (derived from third party reports and management estimates) and other undeveloped exploratory acreage and risked these assets based on insight from management and industry standards. SMH then deducted the present value estimates of the future costs of cash taxes (including benefit from Mission’s existing net operating loss position and future intangible drilling costs generated), general and administrative expenses, and hedging losses from existing derivatives contracts using a discount rate of 8%. SMH then deducted the total debt and added the working capital and divided by Mission’s fully diluted shares outstanding (estimated to be 45.4 million shares as of December 31, 2004 (calculated by using the treasury stock method for options and warrants).
      For Petrohawk, SMH used discount rates ranging from 8% to 10% to estimate a range of present values for the future pre-tax cash flows generated by its proved reserves. This information was derived from Netherland, Sewell & Associates, Inc. reserve reports and management’s economic models. SMH then added the value of Petrohawk’s probable and possible reserves (derived from third party reports and management estimates) and risked these assets based on insight from management and industry standards. SMH then deducted the present value estimates of the future costs of cash taxes (including benefit from Petrohawk’s future intangible drilling costs generated), general and administrative expenses, and hedging losses from existing derivatives contracts using a discount rate of 8%. SMH then deducted the total debt and added the working capital and divided by Petrohawk’s fully diluted shares outstanding (estimated to be 52.9 million shares as of March 31, 2004 (calculated using the treasury stock method for options and warrants).
      The net asset valuation analyses for Cases #1 — 3 yielded valuations for Petrohawk and Mission that implied an exchange ratio of 0.67 to 0.80. The exchange ratio of 0.7718 used for determining the number of shares of Petrohawk common stock to be issued falls within this range.

      Premiums Analysis. SMH reviewed the premiums paid in the following ten stock-for-stock business combinations in the oil and gas exploration and production industry. The transactions considered, including the date each transaction was announced, were as follows:

Buyer/ Seller	Date Announced

Cimarex Energy Co./ Magnum Hunter Resources Inc.	1/26/2005
Noble Energy Inc./ Patina Oil & Gas Corp.	12/16/2004
Petro-Canada/ Prima Energy Corp.	6/9/2004
Forest Oil Corp./ Wiser Oil Co.	5/24/2004
EnCana Corp./ Tom Brown Inc.	4/15/2004
Kerr-McGee Corp./ Westport Resources Corp.	4/7/2004
Evergreen Resources Inc./ Carbon Energy Corp.	3/31/2003
Plains Exploration & Production Co./ Nuevo Energy Co.	2/12/2004
Devon Energy Corp./ Ocean Energy, Inc.	2/24/2003
Plains Exploration & Production Co./ 3TEC Energy Corp.	2/3/2003
      For each transaction listed above, SMH calculated the premium represented by the offer price over the target company’s share price for the one day period prior to the transaction’s announcement and the target company’s average share price for the ten-day, twenty-day and thirty-day periods prior to the transaction’s announcement. This analysis indicated the following:

Time Period (Prior to Transaction Announcement)	Low Premium	High Premium	Mean Premium

One day	3.6%	23.8%	15.8%
10 days	6.6%	26.1%	16.9%
20 days	8.3%	23.2%	16.8%
30 days	8.9%	24.1%	17.4%
      SMH calculated the implied premium represented by the consideration per share for Mission over its share price for the one-day period prior to the transaction’s announcement and its average share price for the ten-day, twenty-day and thirty-day periods prior to the transaction’s announcement. This analysis indicated an implied premium of 12.9%, 14.5%, 12.5% and 14.2%, respectively, for each of the indicated time periods. SMH noted that each of these implied premiums is within the selected range of premiums calculated from the precedent corporate transactions above.
      Relative Contribution Analysis. SMH reviewed and analyzed the relative contributions to be made by Petrohawk and Mission to the combined company based upon operating results (before giving effect to any merger-related synergies or cost savings) and market capitalization. These contributions were compared to the ownership stake Mission would have in the combined company following the merger assuming an exchange ratio of 0.7718. Based on current proved reserves and daily production and publicly available equity research estimates of operating results for the year ending December 31, 2005, we determined that Petrohawk’s and Mission’s relative contributions to the combined company ranged from approximately 49% to 62% for Petrohawk and from approximately 38% to 51% for Mission. These contribution percentages implied exchange ratios ranging from 0.79 to 1.43. The exchange ratio of 0.7718 used for determining the number of shares of Petrohawk common stock to be issued falls within reasonable proximity of this range.
      Pro Forma Analysis. In its review of the transaction, SMH considered the financial impact of the merger to Petrohawk. SMH also analyzed the pro forma balance sheet and credit statistics as compared to Petrohawk’s current balance sheet and credit statistics. SMH then compared debt to total capitalization, net debt to total capitalization, debt to estimated 2005 EBITDAX and net debt to estimated 2005 EBITDAX on a stand alone basis and pro forma for the merger. This analysis indicated that the merger would result in higher leverage on all analyzed metrics than Petrohawk on a stand-alone basis. SMH also compared earnings per share, discretionary cash flow per share and EBITDAX per share of Petrohawk on a stand-alone basis to these metrics of Petrohawk pro forma for the acquisition. This analysis indicated that the merger would be accretive to Petrohawk’s discretionary cash flow and EBITDAX on a per share basis but slightly dilutive to estimated 2005 earnings. In performing its analysis, SMH did not include adjustments for synergies.
      General. SMH was not asked to opine and did not express any opinion with respect to any legal, accounting, and tax matters arising in connection with the merger, and relied without independent verification on the accuracy and completeness of the advice provided to it by Petrohawk and Mission and their respective legal counsel, accountants, and other financial advisers. SMH was not authorized to negotiate the terms of the merger, and has based its opinion solely upon the merger as negotiated by others.
      The summary set forth above summarizes the material analyses performed by SMH, but it does not purport to be a complete description of the analyses presented to the Petrohawk Board by SMH. The preparation of a fairness opinion is a complex process involving various judgments and determinations, assumptions and analysis and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, SMH considered the results of all of its analyses. Some of these analyses were based upon forecasts of future results, which may be significantly more or less favorable than those suggested by the analyses. The analyses do not purport to be appraisals or to reflect the prices at which Petrohawk’s common stock or Mission’s common stock may trade at any time after announcement of the merger. None of the companies that SMH used in the analyses of other publicly traded companies and none of the transactions used in the analyses of comparable transactions is identical to Petrohawk, Mission or the proposed merger. Accordingly, these analyses must take into account differences in the financial and operating characteristics of the selected publicly traded companies and differences in the structure and timing of the selected transactions and other factors that would affect the public trading values and acquisition values of the companies considered. Because the analyses are inherently subject to uncertainty, being based upon numerous factors and events, including, without limitation, factors related to general economic and competitive conditions beyond the control of the parties or their respective advisors, neither SMH nor any other person assumes responsibility if future results or actual values are materially different from those forecast.
      In arriving at this opinion, SMH did not attribute any particular weight to any analysis undertaken or factor considered by it and believes that the totality of the analyses and factors operated collectively to support this opinion. Accordingly, SMH believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, would create an incomplete view of the process underlying this opinion.
      The Petrohawk board of directors selected SMH as its financial advisor because of its reputation as an investment banking and advisory firm with substantial experience in transactions similar to the merger. As part of its investment banking business, SMH is continually engaged in providing financial advisory services and rendering fairness opinions in connection with mergers and acquisitions, leveraged buyouts, business and securities valuations for a variety of regulatory and planning purposes, mergers, financial restructurings and private placements of debt and equity securities.
      SMH received a customary fixed fee upon the delivery of this opinion and no portion of SMH’s fee is contingent on the consummation of the merger or the conclusions reached in the SMH opinion. SMH has not performed investment banking services for Petrohawk in the past or received fees for other services. In addition, Petrohawk agreed, among other things, to reimburse SMH for certain of its reasonable out-of-pocket expenses incurred in connection with the services provided by SMH, including the reasonable fees of its legal counsel. Petrohawk has also agreed to indemnify SMH against various liabilities, including liabilities arising under U.S. federal securities laws or relating to or arising out of the merger or its engagement by Petrohawk. In the ordinary course of business, SMH or its affiliates may actively trade in Petrohawk’s or Mission’s securities for its own accounts and for the accounts of SMH’s customers and, accordingly, may at any time hold long or short positions in such securities.

Petrie Parkman & Co., Inc.
      Under a letter agreement dated as of August 19, 2002, as amended, Mission retained Petrie Parkman to act as a financial advisor in connection with identifying and assessing options and alternatives available to Mission, as well as considering, evaluating, and, if appropriate, executing possible tactical and strategic acquisition, divestiture, exchange merger, sale, restructuring, refinancing, or other transactions involving Mission, its assets or its securities with one or more third parties. Petrie Parkman was not requested to, and did not, render an opinion to the Mission board of directors in connection with the merger. In connection with the merger and pursuant to the engagement letter, Mission agreed to pay Petrie Parkman customary investment banking fees, which are contingent upon the consummation of the merger for its financial advisory services in connection with the merger. In addition, Mission agreed to reimburse Petrie Parkman for certain expenses incurred by it in connection with its engagement, including fees and expenses of counsel. Mission also entered into a customary indemnification agreement with Petrie Parkman.
      Petrie Parkman, as part of its investment banking business is continually engaged in the evaluation of energy-related businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and evaluations for corporate or other purposes. Petrie Parkman is an internationally recognized investment banking firm that has substantial experience in transaction similar to the proposed merger. Petrie Parkman has in the recent past provided investment banking services to Mission and has received customary fees for such services.
Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated to the Mission Board of Directors
      On April 3, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated delivered its oral opinion, which was subsequently confirmed in a written opinion dated April 3, 2005, to the board of directors of Mission to the effect that, as of that date and based upon the assumptions made, matters considered and limits of review set forth in its written opinion, the consideration to be received by Mission stockholders pursuant to the proposed merger was fair from a financial point of view to the holders of Mission common stock other than Petrohawk and its affiliates.
      Merrill Lynch’s written opinion sets forth the assumptions made, matters considered and limits on the scope of review undertaken by Merrill Lynch. Each holder of Mission common stock is encouraged to read Merrill Lynch’s opinion in its entirety. Merrill Lynch’s opinion was intended for the use and benefit of the board of directors of Mission, does not address the merits of the underlying decision by Mission to engage in the merger and does not constitute a recommendation to any stockholder as to how that stockholder should vote on the merger or any related matter, or as to the type of consideration such shareholder should elect to receive in the merger. In addition, Merrill Lynch was not asked to address nor does its opinion address the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of Mission, other than the holders of Mission common stock. This summary of Merrill Lynch’s opinion is qualified by reference to the full text of the opinion attached as Annex C.
      In arriving at its opinion, Merrill Lynch, among other things:

•	Reviewed certain publicly available business and financial information relating to Mission and Petrohawk that it deemed to be relevant;

•	Reviewed certain information, including financial forecasts, relating to the business, earnings, hydrocarbon production, cash flow, assets, liabilities and prospects of Mission and Petrohawk furnished to it by Mission and Petrohawk, respectively;

•	Reviewed certain proved oil and gas reserve data furnished to Merrill Lynch by Mission and Petrohawk, including the report of Netherland, Sewell & Associates, Inc. dated February 10, 2005 with respect to the proved oil and gas reserves and related future revenues of Mission as of December 31, 2004 and the report of Netherland, Sewell & Associates, Inc. dated March 1, 2005 with respect to the proved oil and gas reserves and related future revenues of Petrohawk as of

December 31, 2004, as well as information relating to potential future drilling sites and probable oil and gas reserves of Mission and the probable and possible oil and gas reserves of Petrohawk furnished to Merrill Lynch by Mission and Petrohawk, respectively;

•	Conducted discussions with members of senior management and representatives of Mission and Petrohawk concerning the matters described in the three bullet points above, as well as their respective businesses and prospects before and after giving effect to the merger;

•	Reviewed the market prices and valuation multiples for Mission common stock and Petrohawk common stock and compared them with those of certain publicly traded companies that it deemed to be relevant;

•	Reviewed the results of operations of Mission and Petrohawk and compared them with those of certain publicly traded companies that it deemed to be relevant;

•	Compared the proposed financial terms of the merger with the financial terms of certain other transactions that it deemed to be relevant;

•	Participated in certain discussions and limited negotiations among representatives of Mission and Petrohawk and their financial and legal advisors;

•	Reviewed the potential pro forma impact of the merger;

•	Reviewed the merger agreement; and

•	Reviewed such other financial studies and analyses and took into account such other matters as it deemed necessary, including its assessment of general economic, market and monetary conditions.

      In preparing its opinion, Merrill Lynch assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to Merrill Lynch, discussed with or reviewed by or for Merrill Lynch, or publicly available, and did not assume any responsibility for independently verifying such information or undertaking an independent evaluation or appraisal of any of the assets or liabilities of Mission or Petrohawk and was not furnished with any such evaluation or appraisal (other than the reserve data referred to above), nor did Merrill Lynch evaluate the solvency or fair value of Mission or Petrohawk under any state or federal laws relating to bankruptcy, insolvency or similar matters. In addition, Merrill Lynch has not assumed any obligation to conduct any physical inspection of the properties or facilities of Mission or Petrohawk. With respect to the oil and gas reserve reports, hydrocarbon production forecasts or other financial forecast information furnished to or discussed with Merrill Lynch by Mission or Petrohawk, Merrill Lynch assumed that such information was reasonably prepared and reflected the best currently available estimates and judgment of Mission’s or Petrohawk’s management as to the expected future financial performance of Mission or Petrohawk, as the case may be, and of their respective petroleum engineers as to their respective oil and gas reserves, related future revenues and associated costs. Merrill Lynch further assumed that the merger would qualify as a tax-free reorganization for U.S. federal income tax purposes. Merrill Lynch has also assumed that the final form of the Agreement will be substantially similar to the last draft they reviewed.
      The opinion of Merrill Lynch was necessarily based upon market, economic and other conditions as they existed and could be evaluated on, and on the information made available to Merrill Lynch as of, the date of its opinion. Merrill Lynch assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the merger, no restrictions, including any divestiture requirements or amendments or modifications, would be imposed that would have a material adverse effect on the contemplated benefits of the merger.
      In connection with the preparation of its opinion, Merrill Lynch was not authorized by Mission or its board of directors to solicit, nor did Merrill Lynch solicit third-party indications of interest for the acquisition of all or any part of Mission.
      The following is a summary of the material financial and comparative analyses performed by Merrill Lynch that were presented to Mission’s board of directors in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand Merrill Lynch’s financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Merrill Lynch’s financial analyses.
Analysis of Mission
      Comparable Public Companies Analysis. Using publicly available information, Merrill Lynch compared certain financial and operating information and ratios for Mission with corresponding financial and operating information and ratios for the following six independent oil and gas exploration and production companies:

•	Brigham Exploration Company

•	Carrizo Oil and Gas, Inc.

•	Comstock Resources Inc.

•	KCS Energy, Inc.

•	Swift Energy Company

•	Whiting Petroleum Corporation
      Merrill Lynch reviewed:

•	the ratio of the equity value to projected 2005 discretionary cash flow per share, which is referred to below as “Equity value/2005E CFPS”;

•	the ratio of the enterprise value, which is defined as equity value plus total long term debt minus cash plus liquidation preference of preferred stock plus minority interest, to projected 2005 earnings before interest, taxes, depreciation and amortization, which is referred to below as “Enterprise value/2005E EBITDA”;

•	the ratio of the enterprise value to the year end 2004 quantity of estimated proved reserves (adjusted as applicable) on a dollars per thousand cubic feet equivalent (assuming a conversion ratio of six thousand cubic feet of natural gas to one barrel of oil), which is referred to below as “Enterprise value/proven reserves ($/Mcfe)”; and

•	the ratio of the enterprise value to recently disclosed projected 2005 net daily production on a dollars per thousand cubic feet equivalent per day (assuming a conversion ratio of six thousand cubic feet of natural gas to one barrel of oil), which is referred to below as “Enterprise value/2005E daily production ($/Mcfe/d)”.
      This analysis indicated the following:
Mission Comparable Public Companies Analysis

Benchmark	High		Low		Mean		Median		Reference Range

Equity value/2005E CFPS	9.5	x	4.0	x	5.7	x	5.0	x	3.8x — 4.3x
Enterprise value/2005E EBITDA	9.1	x	4.7	x	6.2	x	6.0	x	4.5x — 5.0x
Enterprise value/proved reserves ($/Mcfe)	$4.20		$1.44		$2.69		$2.49		$1.75 — $2.25
Enterprise value/2005E daily production ($/Mcfe/d)	$15,101		$6,577		$9,994		$9,662		$6,000 — $7,000
      Using the reference ranges described above, this analysis indicated a range of implied enterprise values of Mission of approximately $450 million to $520 million and implied prices per share of Mission common stock of approximately $6.27 to $7.82 (based upon 45.5 million diluted shares outstanding and $164.0 million of net debt), compared to the implied value of the consideration to be received in the merger of $8.60, based upon the closing price per share of Petrohawk common stock on April 1, 2005 of $11.53.
      Comparable Acquisition Analysis. Using publicly available information, Merrill Lynch examined the following fifteen selected transactions in the oil and gas exploration and production industry. The transactions considered and the date each transaction was announced were as follows:

Date
Buyer/Seller	Announced

Forest Oil Corporation/ Undisclosed Private Company	2/28/05
Cimarex Energy Co./ Magnum Hunter Resources, Inc.	1/26/05
XTO Energy Incorporated/ Antero Resources Corporation	1/11/05
Chesapeake Energy Corporation/ BRG Petroleum Corporation	12/27/04
Noble Energy, Inc./ Patina Oil & Gas Corporation	12/16/04
Newfield Exploration Company/ Inland Resources Inc.	8/6/04
Affiliate of Carlyle/ Riverstone Global Energy and Power Fund II, L.P./ Belden & Blake Corporation	6/17/04
Petro-Canada/ Prima Energy Corporation	6/9/04
Forest Oil Corporation/ The Wiser Oil Company	5/23/04
Pioneer Natural Resources Company/ Evergreen Resources, Inc.	5/4/04
EnCana Corporation/ Tom Brown, Inc.	4/15/04
Kerr-McGee/ Westport Resources Corporation	4/7/04
Plains Exploration & Production Company/ Nuevo Energy Company	2/12/04
Devon Energy Corporation/ Ocean Energy, Inc.	2/24/03
Plains Exploration & Production Company/3TEC Energy Corporation	2/3/03
      Merrill Lynch reviewed:

•	the ratio of the transaction value to latest-twelve-month earnings before interest, taxes, depreciation and amortization, which is referred to below as “Transaction Value/ LTM EBITDA”;

•	the ratio of the transaction value to the quantity of estimated proven reserves on a dollars per thousand cubic feet equivalent (assuming a conversion ratio of six thousand cubic feet of natural gas to one barrel of oil), which is referred to below as “Transaction Value/ Reserves ($/Mcfe)”;

•	the ratio of the transaction value to net daily production on a dollars per thousand cubic feet equivalent per day (assuming a conversion ratio of six thousand cubic feet of natural gas to one barrel of oil), which is referred to below as “Transaction Value/ Production ($/Mcfe/d)”;
      The analysis indicated the following:
Mission Comparable Transaction Analysis

									2005		2004		2003
Benchmark	High		Low		Median		Mean		Mean		Mean		Mean		Reference Range

Transaction Value/ LTM EBITDA	13.6	x	5.0	x	8.0	x	7.4	x	8.1	x	7.2	x	7.8	x	6.5x — 7.5x
Transaction Value/ Reserves ($/Mcfe)	$3.64		$0.76		$1.64		$1.77		$1.99		$1.77		$1.47		$2.00 — $2.50
Transaction Value/ Production ($/Mcfe/d)	$12,838		$3,119		$7,433		$7,408		$7,875		$7,710		$5,350		$8,000 — $8,500
      This analysis indicated a range of implied enterprise values of Mission of approximately $485 million to $560 million, and implied prices per share of Mission common stock of approximately $7.08 to $8.70

(based upon 45.5 million diluted shares outstanding and $164.0 million of net debt), compared to the implied value of the consideration to be received in the merger of $8.60, based upon the closing price per share of Petrohawk common stock on April 1, 2005 of $11.53.
      Merger Premium Analysis. Merrill Lynch reviewed the premiums paid in the following ten cash component business combinations in the oil and gas exploration and production industry. The transactions considered, including the date each transaction was announced, were as follows:

Date
Buyer/Seller	Announced

Noble Energy Inc./ Patina Oil & Gas Corp.	12/16/04
Petro-Canada/ Prima Energy Corporation	6/9/04
Forest Oil Corporation/ Wiser Oil Company	5/23/04
Pioneer Natural Resources/ Evergreen Resources	5/4/04
EnCana Corp./ Tom Brown, Inc.	4/15/04
Hawker Resources, Inc./ Southward Energy Ltd.	3/17/03
Cerberus Capital Management, L.P./ Exco Resources Inc.	3/12/03
Plains Exploration & Production Company/3TEC Energy Corporation	2/3/03
Canadian Natural/ Rio Alto Exploration	5/13/02
Paramount Resources/ Summit Resources	5/12/02
      For each transaction listed above, Merrill Lynch calculated the premium represented by the offer price over the target company’s share price for the one day period prior to the transaction’s announcement and the target company’s average share price for the ten day and thirty day periods prior to the transaction’s announcement. This analysis indicated the following:
Mission Merger Premium Analysis

Time Period (Prior to
Transaction Announcement)	High Premium	Low Premium	Mean Premium	Median Premium

One day	32.2%	(4.0)%	14.5%	18.7%
10 days	31.7%	(3.5)%	15.3%	18.8%
30 days	37.4%	5.9%	17.9%	17.5%
      Merrill Lynch used the mean historical premium and the closing price per share of Mission common stock for the corresponding periods prior to the announcement of the merger, and adjusted the low end of the implied value per share downward to reflect no premium to the closing price per share of Mission common stock one day prior to the announcement of the merger to take into account the fact that certain recent cash component mergers had been announced with no premium, or a discount, to the one day prior closing price. This analysis indicated a range of implied prices per share of Mission common stock of approximately $7.22 to $8.41, compared to the implied value of the consideration to be received in the merger of $8.60, based upon the closing price per share of Petrohawk common stock on April 1, 2005 of $11.53.
      Discounted Cash Flow Analysis. Merrill Lynch performed a discounted cash flow analysis for Mission to estimate the net asset value of Mission common stock. Merrill Lynch evaluated two scenarios: (1) Strip Pricing and (2) Strip/ Flat Pricing. The principal variable in the scenarios were assumed oil and natural gas prices. The Strip Pricing scenario is based on the forward strip through 2010 as of April 1, 2005 and held at the 2010 strip thereafter. The Strip/ Flat Pricing scenario is based on the forward strip through 2007 as of April 1, 2005 and $35.00/ Bbl oil and $5.00/ Mcf natural gas thereafter. Using financial forecasts provided by Mission management, Merrill Lynch discounted the projected after-tax cash flows from Mission at rates ranging from 8% to 10%, and applied a risk weighting to the proved reserves and probable reserves that it deemed appropriate based upon its judgment. This analysis indicated a range of implied net asset values of Mission of approximately $200 million to $345 million and implied values per share of Mission common stock of approximately $4.39 to $7.59 (based upon 45.5 million diluted shares outstanding and $164.0 million of net debt), compared to the implied value of the consideration to be received in the merger of $8.60, based upon the closing price per share of Petrohawk common stock on April 1, 2005 of $11.53.
      Historical Stock Performance. Merrill Lynch reviewed historical trading prices for Mission common stock. This review indicated that during the one year period ending April 1, 2005, the Mission common stock traded as low as $3.08 per share and as high as $7.98 per share, compared to the implied value of the consideration to be received in the merger of $8.60, based upon the closing price per share of Petrohawk common stock on April 1, 2005 of $11.53.
Analysis of Petrohawk
      Comparable Public Companies Analysis. Using publicly available information, Merrill Lynch compared certain financial and operating information and ratios for Petrohawk with corresponding financial and operating information and ratios for the independent oil and gas exploration and production companies listed above under “Analysis of Mission — Comparable Public Companies Analysis”. Merrill Lynch reviewed:

•	the ratio of the equity value to projected 2005 discretionary cash flow per share, which is referred to below as “Equity value/2005E CFPS”;

•	the ratio of the enterprise value to projected 2005 earnings before interest, taxes, depreciation and amortization, which is referred to below as “Enterprise value/2005E EBITDA”;

•	the ratio of the enterprise value to the year end 2004 quantity of estimated proved reserves (adjusted as applicable) on a dollars per thousand cubic feet equivalent (assuming a conversion ratio of six thousand cubic feet of natural gas to one barrel of oil), which is referred to below as “Enterprise value/proven reserves ($/Mcfe)”; and

•	the ratio of the enterprise value to recently disclosed projected 2005 net daily production on a dollars per thousand cubic feet equivalent per day (assuming a conversion ratio of six thousand cubic feet of natural gas to one barrel of oil), which is referred to below as “Enterprise value/2005E daily production ($/Mcfe/d)”.
      This analysis indicated the following:
Petrohawk Comparable Public Companies Analysis

Benchmark	High		Low		Mean		Median		Reference Range

Equity value/2005E CFPS	9.5	x	4.0	x	5.7	x	5.0	x	4.5x — 5.5x
Enterprise value/2005E EBITDA	9.1	x	4.7	x	6.2	x	6.0	x	5.5x — 6.5x
Enterprise value/proved reserves ($/Mcfe)	$4.20		$1.44		$2.69		$2.49		$2.75 — $3.25
Enterprise value/2005E daily production ($/Mcfe/d)	$15,101		$6,577		$9,994		$9,662		$9,000 — $10,000
      Using the reference ranges described above, this analysis indicated a range of implied enterprise values of Petrohawk of approximately $615 million to $710 million, and implied prices per share of Petrohawk common stock of approximately $7.92 to $9.75 (based upon 52.3 million diluted shares outstanding and $199.8 million of net debt), compared to the closing price per share of Petrohawk common stock on April 1, 2005 of $11.53.
      Discounted Cash Flow Analysis. Merrill Lynch performed a discounted cash flow analysis for Petrohawk to estimate the net asset value of Petrohawk common stock. Merrill Lynch evaluated two scenarios: (1) Strip Pricing and (2) Strip/ Flat Pricing. The principal variable in the scenarios were assumed oil and natural gas prices. The Strip Pricing scenario is based on the forward strip through 2010 as of April 1, 2005 and held at the 2010 strip thereafter. The Strip/ Flat Pricing scenario is based on the forward strip through 2007 as of April 1, 2005 and $35.00/ Bbl oil and $5.00/ Mcf natural gas thereafter. Using financial forecasts provided by Petrohawk management, Merrill Lynch discounted the projected after-tax cash flows from Petrohawk at rates ranging from 8% to 10%, and applied a risk weighting for proved, probable and possible reserves that it deemed appropriate based upon its judgment. This analysis indicated a range of implied net asset values of Petrohawk of $380 million to $565 million, and implied values per share of Petrohawk common stock of approximately $7.24 to $10.80 (based upon 52.3 million diluted shares outstanding and $199.8 million of net debt), compared to the closing price per share of Petrohawk common stock on April 1, 2005 of $11.53.
      Historical Stock Performance. Merrill Lynch reviewed historical trading prices for Petrohawk common stock. This review indicated that during the one year period ending April 1, 2005, the Petrohawk common stock traded as low as $5.50 per share and as high as $11.94 per share, compared to the closing price per share of Petrohawk common stock on April 1, 2005 of $11.53.
      Exchange Ratio Analysis. Merrill Lynch used the implied share prices from its Comparable Companies Analysis and Discounted Cash Flow Analysis, for both Mission and Petrohawk, in order to calculate a range of implied exchange ratios. The range of implied exchange ratios was calculated by dividing the implied low share price of Mission by the implied high share price of Petrohawk for each of the analyses, and by dividing the implied high share price of Mission by the implied low share price of Petrohawk for each of the analyses. The calculated exchange ratios were then multiplied by 62.1%, representing the implied equity percentage of aggregate consideration pursuant to the merger agreement based on the closing price per share of Petrohawk common stock on April 1, 2005 of $11.53. Each range of implied exchange ratios was compared to 0.4631, the exchange ratio specified in the merger agreement for calculating the value of the equity component of the merger consideration. For each methodology, the equity component exchange ratio of 0.4631 was above the low end of the range.
      Pro Forma Analysis. Merrill Lynch analyzed the pro forma effect of the merger and estimated the resulting accretion/dilution to the combined company’s projected per-share earnings and discretionary cash flow during 2005 and 2006.
      This analysis indicated that, based on Mission and Petrohawk IBES consensus estimates (without giving effect to any projected synergies), the merger would be slightly dilutive to projected earnings per share in 2005 and 2006 for the combined company as compared to the same estimates for Petrohawk on a stand-alone basis, and accretive to projected discretionary cash flow per share for the combined company in 2005 and 2006, as compared to the same estimates for Petrohawk on a stand-alone basis.
      The summary set forth above summarizes the material analyses performed by Merrill Lynch but does not purport to be a complete description of the analyses performed by Merrill Lynch in arriving at its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial or summary description. Accordingly, Merrill Lynch believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by Merrill Lynch, without considering all analyses and factors, could create an incomplete view of the processes underlying the Merrill Lynch opinion. Merrill Lynch did not assign relative weights to any of its analyses in preparing its opinion. The matters considered by Merrill Lynch in its analyses were based on numerous macroeconomic, operating and financial assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond Mission’s and Merrill Lynch’s control and involve the application of complex methodologies and educated judgments. In addition, no company utilized as a comparison in the analyses described above is identical to Mission or Petrohawk, and none of the transactions utilized as a comparison is identical to the merger.
      Mission’s board of directors selected Merrill Lynch to deliver its opinion because of Merrill Lynch’s reputation as an internationally recognized investment banking firm with substantial experience in transactions similar to the merger and because Merrill Lynch is familiar with Mission and its business. As part of Merrill Lynch’s investment banking business, Merrill Lynch is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, secondary distributions of listed and unlisted securities and private placements.

      Pursuant to the terms of the engagement letter dated March 22, 2005 between Merrill Lynch and Mission, Mission was required to pay and has paid Merrill Lynch a fee of $1.0 million upon the delivery of Merrill Lynch’s fairness opinion dated April 3, 2005. In addition, Mission agreed to indemnify Merrill Lynch for certain liabilities arising out of its engagement and to reimburse Merrill Lynch for certain expenses incurred in connection with this engagement, including the reasonable fees and disbursements of counsel, regardless of whether or not the merger is consummated. Merrill Lynch has, in the past, provided financial advisory services to Mission. Merrill Lynch may continue to provide services for Mission and Petrohawk and may receive fees for the rendering of such services. In addition, in the ordinary course of business, Merrill Lynch may actively trade the Mission common stock and other securities of Mission, as well as the common stock of Petrohawk and other securities of Petrohawk, for its own account and for the accounts of its customers and, accordingly, Merrill Lynch may at any time hold a long or short position in such securities.
Merger Consideration
      The merger agreement provides that at the effective time of the merger each share of Mission common stock issued and outstanding immediately prior to the effective time will be converted into the right to receive either a number of shares of Petrohawk common stock or an amount of cash, in each case as described below. Mission stockholders will have the right to elect to receive either cash or Petrohawk common stock with respect to each share of Mission common stock they hold, such that each Mission stockholder may elect to receive his or her merger consideration entirely in cash, entirely in Petrohawk common stock or in a combination of cash and Petrohawk common stock, subject in each case to the allocation procedures described below. See “— Conversion of Shares; Exchange of Certificates; Elections as to Form of Consideration; Allocations — Election Procedure” and “— Allocation.” In our discussion we refer to the number of shares of Petrohawk common stock to be received for each share of Mission common stock being converted into Petrohawk stock as the “per share stock consideration,” and we refer to the amount of cash to be received for each share of Mission common stock being converted into cash as the “per share cash consideration.”
      In the merger, Petrohawk will issue approximately 19.234 million shares of common stock and will pay approximately $135.4 million in cash (based on the outstanding shares of Mission common stock on March 31, 2005 and in each case subject to upward adjustment, up to approximately 1.8 million shares of common stock and $12.7 million in cash, in the event that any additional shares of Mission common stock are issued in accordance with the merger agreement pursuant to the exercise of Mission stock options or otherwise). The actual per share stock consideration and per share cash consideration to be paid to Mission stockholders cannot be determined until the effective time of the merger. We intend to announce these amounts when known.
      Subject to the allocation procedures described below, the cash consideration to be paid for each share of Mission common stock in respect of which a cash election is made will be equal to the amount obtained by dividing the “aggregate consideration” by the “total common stock amount.” In our discussion we also refer to that amount as the “per share consideration.”

•	The “aggregate consideration” is the dollar amount of the sum of:

•	the product of (1) the aggregate number of shares of Petrohawk common stock that Petrohawk will issue pursuant to the merger (which is the product of 0.7718 and 60% of the “total common stock amount”) and (2) the “Average Petrohawk Common Stock Value” (referred to in the merger agreement as the “final parent stock price”), and

•	the aggregate amount of cash Petrohawk will pay pursuant to the merger (which is the product of (1) 40% of the total common stock amount and (2) $8.15). We refer to this aggregate amount of cash as the “total cash amount.”

•	The “Average Petrohawk Common Stock Value” is the volume-weighted average of the closing prices per share of Petrohawk common stock as reported on the Nasdaq National Market during the ten consecutive trading day period during which the shares of Petrohawk common stock are traded on the Nasdaq National Market ending on the third calendar day immediately prior to the effective time of the merger (or, if such calendar day is not a trading day, ending on the trading day immediately preceding such calendar day). We refer to this ten consecutive trading day period as the “valuation period.”

•	The “total common stock amount” is the total number of shares of Mission common stock outstanding immediately prior to the effective time of the merger; provided that, for purposes of determining the aggregate consideration, the total common stock amount will not exceed the sum of 41,535,088 (the number of shares of Mission common stock outstanding on April 1, 2005) and 5,832,715 (the number of shares of Mission common stock permitted to be issued by Mission prior to the merger pursuant to existing stock options under the terms of the merger agreement).

      Subject to the allocation procedure described below, the consideration to be paid for each share of Mission common stock in respect of which a stock election is made will be the number of shares of Petrohawk common stock equal to the “exchange ratio,” which is the number obtained by dividing the per share consideration by the Average Petrohawk Common Stock Value.
      The formula described above is designed to substantially equalize the value of the consideration to be received for each share of Mission common stock in the merger at the time the calculation is made, regardless of whether a Mission stockholder elects to receive cash, Petrohawk common stock, or a combination of cash and Petrohawk common stock. This equalization mechanism was deemed to be desirable because the value of the Petrohawk common stock will fluctuate. The value of the merger consideration to be received with respect to each share of Mission common stock will be equal to $3.26 plus approximately $0.4631 per $1.00 of Average Petrohawk Common Stock Value.
      In order to ensure that the value of the consideration for each share of Mission common stock is as equal as possible upon receipt by Mission stockholders, regardless of the form of the consideration, the equalization mechanism is to be applied based on the Average Petrohawk Common Stock Value. The formula is also designed to fix the total number of shares of Petrohawk common stock and the amount of cash to be issued and paid, respectively, in the merger (in each case subject to upward adjustment, up to approximately 1.8 million shares of common stock and $12.7 million in cash, in the event that any shares of Mission common stock are issued in accordance with the merger agreement pursuant to the exercise of Mission stock options or otherwise). Because the amount of cash and the number of shares of Petrohawk common stock to be paid and issued, respectively, in the merger are fixed at approximately $135.4 million and 19.234 million shares, respectively, the percentage of shares of Mission common stock that will be exchanged for Petrohawk common stock and the percentage that will be exchanged for cash will depend upon the Average Petrohawk Common Stock Value. The greater the Average Petrohawk Common Stock Value, the greater the percentage of shares of Mission common stock that will be exchanged for shares of Petrohawk common stock and the lesser the Average Petrohawk Common Stock Value, the greater the percentage of shares of Mission common stock that will be exchanged for cash.
      For example, if the Average Petrohawk Common Stock Value is $10.00, a Mission stockholder receiving stock would receive 0.7891 shares of Petrohawk common stock per share of Mission common stock having a value, based on such Average Petrohawk Common Stock Value, of $7.89 per share, and a Mission stockholder receiving cash would receive $7.89 in cash per share of Mission common stock, subject in each case to the allocation procedures described below. Based on that Average Petrohawk Common Stock Value, approximately 41% of the outstanding shares of Mission common stock would be exchanged for cash, and approximately 59% would be exchanged for Petrohawk common stock.
      The greater the Average Petrohawk Common Stock Value, the lesser the number of shares of Mission common stock that will be exchanged for cash and the greater the number of shares that will be exchanged for Petrohawk common stock. For example, if the Average Petrohawk Common Stock Value is $11.00, then approximately 39% of the outstanding shares of Mission common stock would be exchanged for cash, and approximately 61% would be exchanged for Petrohawk common stock. Based on an Average Petrohawk Common Stock Value of $11.00, a Mission stockholder receiving stock would receive

0.7594 shares of Petrohawk common stock per share of Mission common stock having a value, based on such Average Petrohawk Common Stock Value, of $8.35 per share, and a Mission stockholder receiving cash would receive $8.35 in cash per share of Mission common stock, subject in each case to the allocation procedures described below.
      Conversely, the lesser the Average Petrohawk Common Stock Value the greater the number of shares of Mission common stock that will be exchanged for cash and the lesser the number of shares that will be exchanged for Petrohawk common stock. For example, if the Average Petrohawk Common Stock Value is $9.00, then approximately 44% of the outstanding shares of Mission common stock would be exchanged for cash, and approximately 56% would be exchanged for Petrohawk common stock. Based on an Average Petrohawk Common Stock Value of $9.00, a Mission stockholder receiving stock would receive 0.8255 shares of Petrohawk common stock per share of Mission common stock having a value, based on such Average Petrohawk Common Stock Value, of $7.43 per share, and a Mission stockholder receiving cash would receive $7.43 in cash per share of Mission common stock, subject in each case to the allocation procedures described below.

      The following table sets forth, based on various hypothetical Average Petrohawk Common Stock Values, the per share cash consideration and the per share stock consideration, as well as the value of such stock consideration based on the hypothetical Average Petrohawk Common Stock Values. The table also shows the percentage of outstanding shares of Mission common stock that would be converted into Petrohawk common stock and cash based on such Average Petrohawk Common Stock Value. The table is based on the assumption that no Mission options have been exercised following the date of this joint proxy statement/ prospectus and prior to the closing of the merger, that no additional shares of Mission common stock are otherwise issued following the date of this joint proxy statement, and that the number of exchangeable shares is 41,535,088 (the number of shares of Mission common stock outstanding on April 1, 2005). To the extent that the number of shares of Mission common stock outstanding increases in accordance with the merger agreement (whether as a result of the exercise of Mission options or otherwise), the number of exchangeable shares will increase and the aggregate transaction value will increase, but there will be no change in the per share stock consideration or per share cash consideration. Each additional exchangeable share of Mission common stock will increase the aggregate transaction value by 0.4631 shares of Petrohawk common stock and $3.26 in cash.

		Per Share
		Stock			Percentage of Outstanding
		Consideration			Shares of Mission
Average		(Shares of			Common Stock to Receive:
Petrohawk		Petrohawk	Value of Per	Per Share
Common	Transaction	Common	Share Stock	Cash	Stock	Cash
Stock Value	Value	Stock)	Consideration	Consideration	Consideration	Consideration

$13.00	385,447,278	0.7138	9.2794	9.2800	64.87	35.13
12.75	380,638,761	0.7188	9.1647	9.1643	64.43	35.57
12.50	375,830,244	0.7239	9.0488	9.0485	63.97	36.03
12.25	371,021,727	0.7292	8.9327	8.9327	63.50	36.50
12.00	366,213,209	0.7347	8.8164	8.8170	63.03	36.97
11.75	361,404,692	0.7405	8.7009	8.7012	62.53	37.47
11.50	356,596,175	0.7466	8.5859	8.5854	62.03	37.97
11.25	351,787,658	0.7529	8.4701	8.4696	61.51	38.49
11.00	346,979,141	0.7594	8.3534	8.3539	60.98	39.02
10.75	342,170,624	0.7663	8.2377	8.2381	60.43	39.57
10.50	337,362,107	0.7736	8.1228	8.1223	59.86	40.14
10.25	332,553,590	0.7811	8.0063	8.0066	59.28	40.72
10.00	327,745,072	0.7891	7.8910	7.8908	58.69	41.31
9.75	322,936,555	0.7974	7.7747	7.7750	58.07	41.93
9.50	318,128,038	0.8062	7.6589	7.6593	57.44	42.56
9.25	313,319,521	0.8155	7.5434	7.5435	56.78	43.22
9.00	308,511,004	0.8253	7.4277	7.4277	56.11	43.89
8.75	303,702,487	0.8357	7.3124	7.3119	55.42	44.58
8.50	298,893,970	0.8466	7.1961	7.1962	54.70	45.30
8.25	294,085,452	0.8582	7.0802	7.0804	53.96	46.04
8.00	289,276,935	0.8706	6.9648	6.9646	53.19	46.81
7.75	284,468,418	0.8837	6.8487	6.8489	52.40	47.60
7.50	279,659,901	0.8977	6.7328	6.7331	51.58	48.42
      Assuming an Average Petrohawk Common Stock Value of $11.53, which was the closing price of Petrohawk common stock on April 1, 2005, the last trading day prior to the announcement of the proposed merger, the merger consideration would have a value of approximately $8.60 per share of Mission common stock. Assuming an Average Petrohawk Common Stock Value of $10.21 which was the closing price of Petrohawk common stock on June 24, 2005, the last practicable date prior to the distribution of this document, the merger consideration would have a value of approximately $7.98 per share of Mission common stock. Assuming an Average Petrohawk Common Stock Value of $10.15 based on the volume-weighted average of the closing prices per share of Petrohawk common stock during the ten consecutive trading days ended three calendar days prior to the date of mailing of this joint proxy statement/ prospectus, the merger consideration would have a value of approximately $7.96 per share of Mission common stock. You may also obtain at any time the hypothetical Average Petrohawk Common Stock Value calculated based upon the actual closing prices of Petrohawk common stock by calling toll-free 1-866-729-6799, or by accessing Petrohawk’s website at www.petrohawk.com/ investor.html or Mission’s website at www.mrcorp.com.
      The actual value of the cash consideration or number of shares of Petrohawk common stock that you will receive for each share of Mission common stock you hold may differ from the hypothetical amounts shown in this example because the actual amounts will be determined after the effective time of the merger based on a formula set forth in the merger agreement and described in this document.
      No assurance can be given that the current fair market value of Petrohawk common stock will be equivalent to the fair market value of Petrohawk common stock on the date that the merger consideration is received by a Mission stockholder or at any other time. The actual fair market value of the Petrohawk common stock received by Mission stockholders depends upon the fair market value of Petrohawk common stock upon receipt, which may be higher or lower than the Average Petrohawk Common Stock Value or the market price of Petrohawk common stock on the date the merger was announced, on the date that this document is mailed to Mission’s stockholders, on the date a Mission stockholder makes an election with respect to the merger consideration or on the date of the special meeting of Mission stockholders.
      If, between the date of the merger agreement and the effective time, the shares of Petrohawk common stock are changed into a different number or class of shares by reason of reclassification, split-up, combination, exchange of shares or similar readjustment, or a stock dividend is declared with a record date within that period, appropriate adjustments will be made to the per share cash consideration and the per share stock consideration.
      No fractional shares of Petrohawk common stock will be issued to any holder of Mission common stock in connection with the merger. For each fractional share that would otherwise be issued, Petrohawk will pay cash in an amount equal to the fraction multiplied by the average of the closing sale prices of Petrohawk common stock on the Nasdaq National Market for the five trading days immediately preceding the date on which the merger occurs. No interest will be paid or accrued on cash payable in lieu of fractional shares of Petrohawk common stock.
Conversion of Shares; Exchange of Certificates; Elections as to Form of Consideration; Allocations
      The conversion of Mission common stock into the right to receive the merger consideration will occur automatically at the effective time of the merger. As soon as reasonably practicable after the effective time of the merger, American Stock Transfer & Trust Company, as exchange agent, will exchange certificates formerly representing shares of Mission common stock for merger consideration to be received in the merger pursuant to the terms of the merger agreement.

Election Procedure
      Subject to the allocation mechanism described below, each Mission stockholder may elect to receive with respect to his or her shares of Mission common stock, all cash, all Petrohawk common stock or a combination of cash and Petrohawk common stock.
      Cash Election Shares. Stockholders who elect to receive cash for some or all of their shares will receive the per share cash consideration in respect of that portion of such holder’s shares of Mission common stock equal to such holder’s cash election, subject to the allocation mechanism described below. In our discussion we refer to the shares for which cash elections have been made as “cash election shares.”

      Stock Election Shares. Stockholders who elect to receive Petrohawk common stock for some or all of their shares will receive the per share stock consideration in respect of that portion of such holder’s shares of Mission common stock equal to such holder’s stock election, subject to the allocation mechanism described below. In our discussion we refer to the shares for which stock elections have been made as “stock election shares.”
      No Election Shares. Stockholders who indicate that they have no preference as to whether they receive cash or Petrohawk common stock, and stockholders who do not make a valid election, will be deemed to have made “no election.” Stockholders who are deemed to have made no election will receive the per share stock consideration unless there is an oversubscription of the stock consideration, in which case they may receive the per share cash consideration for some or all their shares of Mission common stock. In our discussion we refer to the shares held by stockholders who have made no election as “no election shares.” See “— Allocation” beginning on page 64 of this document.
      For example, assuming a Mission stockholder holds 100 shares of Mission stock (and that the Average Petrohawk Common Stock Value is $11.00), if such stockholder made:

•	an all cash election, he or she would receive approximately $835 in cash;

•	an all stock election, he or she would receive 75 shares of Petrohawk common stock (and cash in lieu of fractional shares); and

•	an election for a combination of cash and stock, he or she would receive approximately $8.35 for each cash election share and approximately 0.7594 shares of Petrohawk common stock for each stock election share. Assuming 50 cash election shares and 50 stock election shares, the Mission stockholder would receive approximately $417.50 in cash, 37 shares of Petrohawk common stock and cash in lieu of fractional shares.
      The actual allocation of cash and stock would be subject in each case to the allocation procedures described under the heading “— Allocation” beginning on page 64 of this document.
      A fixed total number of shares of Petrohawk common stock will be issued and a fixed total amount of cash paid in the merger. Accordingly, there is no assurance that a holder of Mission common stock will receive the form of consideration that the holder elects with respect to any or all shares of Mission common stock held by that holder. If the elections result in an oversubscription with respect to shares of Mission common stock which would otherwise receive either the per share stock consideration or the per share cash consideration, the procedures for allocating Petrohawk common stock and cash described below under “— Allocation” will be followed by the exchange agent.
      Election Form. Together with this joint proxy statement/ prospectus, each Mission stockholder received an election form and other appropriate and customary transmittal materials. Each election form allows the holder to specify (1) the number of shares with respect to which the holder elects to receive the per share stock consideration, (2) the number of shares with respect to which the holder elects to receive the per share cash consideration or (3) that the holder makes no election. Petrohawk will also make available forms of election to persons who become holders of Mission common stock subsequent to the record date for the Mission special meeting up until the close of business on the business day prior to the election deadline.
      Holders of Mission common stock who wish to elect the type of merger consideration they will receive in the merger should carefully review and follow the instructions set forth in the election form. Shares of Mission common stock as to which the holder has not made a valid election prior to the election deadline, which is 5:00 p.m., Houston, Texas time, on July 27, 2005, will be deemed no election shares.
      To make an election, a holder of Mission common stock must submit a properly completed election form so that it is actually received by the exchange agent at or prior to the election deadline in accordance with the instructions on the election form. An election form will be properly completed only if accompanied by certificates representing all shares of Mission common stock covered by the election form (or appropriate evidence as to the loss, theft or destruction of such certificate, appropriate evidence as to the ownership of that certificate by the claimant, and appropriate and customary indemnification). If a stockholder cannot deliver his or her stock certificates to the exchange agent by the election deadline, a stockholder may deliver a notice of guaranteed delivery promising to deliver his or her stock certificates, as described in the election form, so long as (1) the guarantee of delivery is from a firm which is a member of a registered national securities exchange or a commercial bank or trust company having an office in the U.S. and (2) the actual stock certificates are in fact delivered to the exchange agent by the time set forth in the guarantee of delivery. If you own shares of Mission common stock in “street name” by your broker or other nominee and you wish to make an election, you should seek instructions from the broker or other nominee holding your shares concerning how to make your election.
      An election may be revoked or changed by the person submitting the election form prior to the election deadline. In the event of a revocation of an election, the exchange agent will, upon receiving a written request from the holder of Mission common stock making a revocation, return the certificates of Mission common stock submitted by that holder, and that holder will be deemed to have made no election. The exchange agent will have reasonable discretion to determine whether any election, revocation or change has been properly or timely made and to disregard immaterial defects in the election forms, and any good faith decisions of the exchange agent regarding these matters will be binding and conclusive.
      Neither Petrohawk nor the exchange agent will be under any obligation to notify any person of any defects in an election form. If you instructed a broker to submit an election for your shares, you must follow your broker’s directions for changing those instructions.
      Shares of Mission common stock as to which the holder has not made a valid election prior to the election deadline, including as a result of revocation, will be deemed no election shares. If it is determined that any purported cash election or stock election was not properly made, the purported election will be deemed to be of no force or effect and the holder making the purported election will be deemed not to have made an election for these purposes, unless a proper election is subsequently made on a timely basis.

Letter Of Transmittal
      Soon after the effective time of the merger, the exchange agent will send a letter of transmittal to each person who was a Mission stockholder at the effective time of the merger who has not previously and properly surrendered certificates representing shares of Mission common stock to the exchange agent. This mailing will contain instructions on how to surrender certificates formerly representing shares of Mission common stock (if these certificates have not already been surrendered) in exchange for the merger consideration the holder is entitled to receive under the merger agreement.
      If certificates formerly representing shares of Mission common stock are presented for transfer after the effective time of the merger, they will be exchanged for the merger consideration into which the shares of Mission common stock formerly represented by that certificate shall have been converted.
      If a certificate formerly representing shares of Mission common stock has been lost, stolen or destroyed, the exchange agent will issue the consideration properly payable under the merger agreement upon receipt of appropriate evidence as to that loss, theft or destruction, appropriate evidence as to the ownership of that certificate by the claimant, and appropriate and customary indemnification.

Allocation
      A fixed number of shares of Petrohawk common stock will be issued and a fixed amount of cash paid in the merger in each case subject to upward adjustment in the event that any shares of Mission common stock are issued in accordance with the merger agreement pursuant to Mission stock options or otherwise. Accordingly, there is no assurance that you will receive the form or combination of consideration that you elect with respect to any or all shares of Mission common stock you hold. If the elections of all of the Mission stockholders result in an oversubscription of the pool of cash or Petrohawk common stock, the exchange agent will allocate between cash and Petrohawk common stock in the manner described below.

      Oversubscription of the Cash Consideration. If the aggregate cash amount that would be paid upon the conversion in the merger of the cash election shares is more than the total cash amount, then:

•	all stock election shares and no election shares will be converted into the right to receive the per share stock consideration;

•	the exchange agent will then select from among the cash election shares, by a pro rata selection process, a sufficient number of shares such that the aggregate cash amount that will be paid in the merger equals as closely as practicable the total cash amount;

•	all cash election shares selected by the exchange agent through the pro rata selection process described above will be converted into the right to receive the per share stock consideration; and

•	the cash election shares that have not been selected by the exchange agent to be converted into the per share stock consideration will be converted into the right to receive the per share cash consideration.
      Oversubscription of the Stock Consideration. If the aggregate cash amount that would be paid upon the conversion in the merger of the cash election shares is less than the total cash amount, then:

•	all cash election shares will be converted into the right to receive the per share cash consideration;

•	the exchange agent will then select from among the non-electing shares and then, if necessary, from among the stock election shares, by a pro rata selection process, a sufficient number of shares such that the aggregate cash amount that will be paid in the merger equals as closely as practicable the total cash amount;

•	all no election and stock election shares selected by the exchange agent through the pro rata selection process described above will be converted into the right to receive the per share cash consideration; and

•	the stock election shares and any no election shares that have not been selected by the exchange agent to be converted into the per share cash consideration will be converted into the right to receive the per share stock consideration.
      The allocation described above will be computed by the exchange agent within 10 days after the election deadline, unless the merger has not been completed, in which case the allocation will be completed as soon as practicable after the effective time of the merger. The exchange agent will use an equitable pro rata allocation process to be mutually determined by Mission and Petrohawk.
      Because the U.S. federal income tax consequences of receiving cash or Petrohawk common stock, or both cash and Petrohawk common stock, will differ, Mission stockholders are urged to read carefully the information set forth under the heading “— Material U.S. Federal Income Tax Consequences” and to consult their tax advisors for a full understanding of the merger’s tax consequences to them. In addition, because the stock consideration can fluctuate in value from the determination made during the valuation period, the economic value per share received by Mission stockholders who receive the stock consideration may, as the date of receipt by them, be more or less than the amount of cash consideration per share received by Mission stockholders who receive cash consideration.

Dividends and Distributions
      Until you surrender your Mission stock certificates for exchange, any dividends or other distributions declared after the effective time with respect to Petrohawk common stock into which any of your shares may have been converted will accrue, but will not be paid. When you surrender your certificates, Petrohawk will pay any unpaid dividends or other distributions, without interest. After the effective time, there will be no transfers on the stock transfer books of Mission of any shares of Mission common stock.

Withholding
      Each of Petrohawk, the surviving corporation and the exchange agent will be entitled to deduct and withhold from the merger consideration payable to any Mission stockholder the amounts it is required to deduct and withhold under the Internal Revenue Code or any state, local or foreign tax law. Withheld amounts will be treated for all purposes of the merger as having been paid to the stockholders from whom they were withheld.
Treatment of Stock Options
      Pursuant to their terms and the Mission stock option plans, all options to acquire Mission common stock that are outstanding prior to the merger will automatically become vested and exercisable at the effective time of the merger. Each outstanding option to acquire Mission common stock granted under Mission’s stock option plans that is outstanding and unexercised immediately prior to the effective time of the merger will be converted automatically at the effective time of the merger into an option to purchase Petrohawk common stock and will continue to be governed by the terms of the Mission stock plan and related agreement under which it was granted, except that:

•	the number of shares of Petrohawk common stock subject to the new Petrohawk stock option will be equal to the product of the number of shares of Mission common stock subject to the Mission stock option and the exchange ratio (determined as described above under the heading “— Merger Consideration”), rounded up or down to the nearest whole share; and

•	the exercise price per share of Petrohawk common stock subject to the new Petrohawk stock option will be equal to the exercise price per share of Mission common stock under the Mission stock option divided by the exchange ratio, rounded up or down to the nearest whole cent.

•	in any event, all options to acquire Mission common stock will be adjusted in a manner that satisfies the requirements of Section 424(a) of the Internal Revenue Code and the regulations thereunder. If an option holder ceases to be a director, officer, or employee, or consultant of the combined company or any of its affiliates, such option shall remain exercisable in accordance with the terms of Mission’s stock option plans and employment agreements, if applicable. Additionally, each option plan shall not be amended or modified in a manner that would result in a termination of or have an adverse effect on options previously granted or in a manner that would result in any option becoming deferred compensation under Section 409A of the Internal Revenue Code.
Effective Time
      The merger will be completed when we file a certificate of merger with the Secretary of State of the State of Delaware.
      Subject to satisfaction of the other conditions to the merger, we anticipate that the closing of the merger will occur within five business days after the approval of the merger by the requisite votes of the Mission stockholders and the approval of the issuance of shares of Petrohawk common stock by the requisite vote of the Petrohawk stockholders. However, the effective time of the merger could be delayed if there is a delay in satisfying any conditions to the merger. There can be no assurances as to whether, or when, Petrohawk and Mission will obtain the required approvals or complete the merger. If the merger is not completed on or before December 31, 2005, either Petrohawk or Mission may terminate the merger agreement, unless the failure to complete the merger by that date is due to the failure of the party seeking to terminate the merger agreement to fulfill any material obligations under the merger agreement or a material breach of the merger agreement by such party. See “— Conditions to the Completion of the Merger” immediately below.

Conditions to the Completion of the Merger
      The completion of the merger is subject to various conditions. While it is anticipated that all of these conditions will be satisfied, there can be no assurance as to whether or when all of the conditions will be satisfied or, where permissible, waived.

Conditions to Each Party’s Obligations
      Each party’s obligation to complete the merger is subject to the satisfaction or waiver of the following conditions:

•	adoption and approval by Mission’s stockholders of the merger agreement and the merger;

•	approval by Petrohawk’s stockholders of the issuance of Petrohawk shares in the merger;

•	approval by the Nasdaq National Market of listing of the shares of Petrohawk common stock to be issued in the merger, subject to official notice of issuance;

•	other than the filing of the certificate of merger in accordance with Delaware law, the receipt of all authorizations, consents and approvals of all governmental entities required to be obtained prior to consummation of the merger, except for such authorizations, consents and approvals the failure of which to be obtained individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a material adverse effect on any party to the merger agreement;

•	effectiveness of the registration statement, of which this joint proxy statement/ prospectus constitutes a part, and absence of any stop order or proceedings for such purpose pending before or threatened by the SEC; and

•	absence of any statute, rule, order, decree or regulation, and of any action taken by any court or other governmental entity of competent jurisdiction, which temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the merger or makes the merger illegal.

Additional Conditions to Mission’s Obligations
      The obligation of Mission to complete the merger is subject to the satisfaction or waiver of the following conditions:

•	accuracy of Petrohawk’s and Merger Sub’s representations and warranties contained in the merger agreement both at and as of the date of the merger agreement and at and as of the closing date of the merger, as if made at and as of the closing date of the merger (except to the extent expressly made as of an earlier date, in which case as of such date), except where, in the case of all representations and warranties except those regarding Petrohawk’s capitalization, corporate power and authority, tax matters, validity of the merger agreement and SEC reports, the failure to be accurate individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a material adverse effect on Petrohawk;

•	the performance in all material respects by Petrohawk and Merger Sub of their respective obligations contained in the merger agreement;

•	absence of any suit, action or proceeding by any court or other governmental entity seeking to restrain, preclude, enjoin or prohibit the merger or any of the other transactions contemplated by the merger agreement; and

•	the receipt by Mission of an opinion of its counsel, dated as of the date this joint proxy statement/ prospectus is filed and as of the closing date of the merger, to the effect that the integrated transaction (which includes the merger and the immediately subsequent merger of the surviving corporation into Petrohawk) will be treated as a reorganization under Section 368(a) of the

Internal Revenue Code and that Petrohawk and Mission each will be a “party to the reorganization” within the meaning of Section 368(b) of the Internal Revenue Code.

Additional Conditions to Petrohawk’s Obligations
      The obligations of Petrohawk and Merger Sub to complete the merger are subject to the satisfaction or waiver of the following conditions:

•	accuracy of Mission’s representations and warranties contained in the merger agreement both at and as of the date of the merger agreement and at and as of the closing date of the merger, as if made at and as of the closing date of the merger (except to the extent expressly made as of an earlier date, in which case as of such date), except where, in the case of all representations and warranties except those regarding Mission’s capitalization, corporate power and authority, tax matters, validity of the merger agreement and SEC reports, the failure to be accurate individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a material adverse effect on Mission;

•	the performance in all material respects by Mission of its obligations contained in the merger agreement;

•	absence of any suit, action or proceeding by any court or other governmental entity seeking to (1) restrain, preclude, enjoin or prohibit the merger or any of the other transactions contemplated by the merger agreement, or (2) prohibit or limit in any material respect the ownership or operation of any of the parties to the merger agreement or any of their respective affiliates of a substantial portion of the business or assets of Mission and its subsidiaries, taken as a whole, or to require any person to dispose of or hold separate any material portion of the business or assets of Mission and its subsidiaries, taken as a whole, as a result of the merger or any of the other transactions contemplated by the merger agreement;

•	the receipt by Petrohawk of an opinion of its counsel, dated as of the date this joint proxy statement/ prospectus is filed and as of the closing date of the merger, to the effect that the integrated transaction (which includes the merger and the immediately subsequent merger of the surviving corporation into Petrohawk) will be treated as a reorganization under Section 368(a) of the Internal Revenue Code and that Petrohawk and Mission each will be a “party to the reorganization” within the meaning of Section 368(b) of the Internal Revenue Code;

•	the number of dissenting shares not exceeding 10% of the outstanding shares of Mission’s common stock; and

•	receipt of all material consents and approvals of any person that Mission or any of its subsidiaries are required to obtain in connection with the consummation of the merger, including consents and approvals from parties to loans, contracts, leases or other agreements, except for such consents and approvals the failure of which to be obtained individually or in the aggregate would not be reasonably likely to have or result in a material adverse effect on Mission.
Representations and Warranties
      The merger agreement contains representations and warranties made by each of the parties regarding aspects of their respective businesses, financial condition and structure, as well as other facts pertinent to the merger. Each of Mission on the one hand and Petrohawk and Merger Sub, on the other hand, has made representations and warranties to the other in the merger agreement with respect to the following subject matters:

•	corporate existence, good standing and qualification to conduct business;

•	capitalization, including ownership of subsidiary capital stock and the absence of restrictions or encumbrances with respect to capital stock of any subsidiary;

•	corporate power and authorization to enter into and carry out the obligations of the merger agreement and the enforceability of the merger agreement;

•	absence of any conflict or violation of organizational documents, third party agreements or law or regulation as a result of entering into and carrying out the obligations of the merger agreement;

•	governmental, third party and regulatory approvals or consents required to complete the merger;

•	filings and reports with the SEC, and financial information;

•	absence of certain changes, events or circumstances;

•	absence of undisclosed liabilities;

•	accuracy of the information supplied for inclusion in this joint proxy statement/ prospectus;

•	employee benefit plans;

•	litigation, government orders, judgments and decrees;

•	compliance with laws;

•	intellectual property;

•	material contracts;

•	taxes;

•	environmental matters;

•	real property and operating equipment;

•	insurance;

•	labor and employment matters;

•	transactions with affiliates;

•	derivative and hedging transactions;

•	disclosure controls and procedures;

•	oil and gas reserves, assets and operations;

•	investment company status;

•	recommendations of merger by boards of directors;

•	receipt of fairness opinions;

•	required vote;

•	fees payable to brokers in connection with the merger;

•	tax matters relating to the merger; and

•	no other representations or warranties.
      Petrohawk and Merger Sub also have made representations and warranties to Mission with respect to the interim operations of Merger Sub. Mission also has made representations and warranties to Petrohawk with respect to Mission’s existing rights agreement.
      The representations and warranties contained in the merger agreement will not survive beyond the effective time of the merger.

Conduct of Business Pending the Merger

Operations of Mission
      Mission has agreed that it will, and will cause its subsidiaries to, during the period from the date of the merger agreement until the effective time of the merger or the date, if any, on which the merger agreement is terminated, except as expressly contemplated or permitted by the merger agreement, required by applicable law, or agreed to in writing by Petrohawk:

•	conduct the business of Mission and its subsidiaries only in the ordinary course consistent with past practice;

•	use its reasonable best efforts to preserve intact its business organization and goodwill and the business organization and goodwill of its subsidiaries; and

•	use its reasonable best efforts to keep available the services of its current officers and employees and preserve and maintain existing relations with customers, suppliers, officers, employees and creditors.
      Mission has also agreed that it will not, and will not permit any of its subsidiaries to, during the period from the date of the merger agreement until the effective time of the merger or the date, if any, on which the merger agreement is terminated, except as expressly contemplated or permitted by the merger agreement, required by applicable law, or agreed to in writing by Petrohawk:

•	enter into any new line of business, incur or commit to any capital expenditures, or any obligations or liabilities in connection with any capital expenditures during calendar year 2005 other than capital expenditures and obligations or liabilities incurred or committed to in an amount not greater in the aggregate than, and during the same time period set forth in, Mission’s current capital budget approved by the board of directors of Mission in December 2004, plus $6 million from Mission’s 2004 capital budget that was not spent; provided that Mission shall provide Petrohawk with advance notice of any and all expenditures made by Mission in excess of $1 million in sufficient time to allow Petrohawk to provide input on such expenditures;

•	amend its certificate of incorporation or bylaws or similar organizational documents;

•	declare, set aside or pay any dividend or other distribution, whether payable in cash, stock or any other property or right, with respect to its capital stock, except that Mission may permit any direct or indirect wholly-owned subsidiary to do any of the foregoing;

•	adjust, split, combine or reclassify any capital stock or issue, grant, sell, transfer, pledge, dispose of or encumber any additional shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock of any class or of any other such securities or agreements of Mission or any of its subsidiaries, other than issuances by Mission (1) of options to new employees of Mission in the ordinary course of Mission’s business consistent with past practices, (2) pursuant to Mission options (outstanding as of April 3, 2005, or issued thereafter in accordance with the merger agreement);

•	except as required pursuant to the terms of the Mission benefit plans in effect on the date of the merger agreement, redeem, purchase or otherwise acquire directly or indirectly any of its capital stock or any other securities or agreements of the type described in the preceding paragraph;

•	except as required pursuant to the terms of the Mission benefit plans in effect on the date of the merger agreement, grant any increase in the compensation or benefits payable or to become payable by Mission or any of its subsidiaries to any former or current director, officer or employee of Mission or any of its subsidiaries;

•	except as required pursuant to the terms of the Mission benefit plans in effect on the date of the merger agreement, adopt, enter into, amend or otherwise increase, or accelerate the payment or vesting of the amounts, benefits or rights payable or accrued or to become payable or accrued under, any Mission benefit plan (other than entry into employment agreements with new hires in the ordinary course of business consistent with past practice; provided that such employment agreement shall be terminable at will, without penalty (other than severance obligations that accrue under Mission’s amended and restated change in control plan as in effect on the date of the merger agreement) to Mission or any of its subsidiaries);

•	grant any severance or termination pay to any officer, director or employee of Mission or any of its subsidiaries (other than severance pay to non-contract employees related to termination of such employee’s employment in the ordinary course of Mission’s business consistent with its past practices);

•	designate any more prospects under the Mission bonus and deferred compensation plan;

•	change its methods of accounting in effect as of the date of the merger agreement, except in accordance with changes in U.S. generally accepted accounting principles (“GAAP”) as concurred to by Mission’s independent auditors;

•	acquire any business organization, division or business by merger, consolidation, purchase of an equity interest or assets, or by any other manner, or acquire any assets (other than in the ordinary course of business consistent with past practice or pursuant to agreements in effect on the date of the merger agreement);

•	sell, lease, exchange, transfer or otherwise dispose of, or agree to sell, lease, exchange, transfer or otherwise dispose of, any material assets (other than the sale of inventory and hydrocarbons in the ordinary course of business consistent with past practice or the sale of any assets pursuant to agreements in effect on the date of the merger agreement);

•	mortgage, pledge, hypothecate, grant any security interest in, or otherwise subject any of its assets to any liens, subject to limited exceptions;

•	pay, discharge or satisfy any claims (including claims of stockholders), liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) where such payment, discharge or satisfaction would require any payment except for the payment, discharge or satisfaction of liabilities or obligations in accordance with the terms of agreements in effect on the date of the merger agreement or entered into after the date of the merger agreement in the ordinary course of business consistent with past practice, and except for any payments, discharges or settlements that do not exceed $250,000 individually or $1 million in the aggregate;

•	compromise, settle or grant any waiver or release relating to any litigation, other than settlements or compromises of litigation where the amount paid or to be paid does not exceed $250,000 individually or $1 million in the aggregate;

•	engage in any transaction with (except pursuant to agreements in effect at the time of the merger agreement), or enter into any agreement, arrangement, or understanding with, directly or indirectly, any of Mission’s affiliates (not including any employees of Mission or any of its subsidiaries, other than the directors and executive officers thereof);

•	make or change any material tax election, change any method of tax accounting, grant an extension of time to assess any tax or settle any tax claim, amend any tax return in any material respect or settle or compromise any material tax liability;

•	take any action that would, or could reasonably be expected to, result in any of its representations and warranties set forth in the merger agreement becoming untrue in a manner that would give rise to the failure of the closing condition relating to the satisfaction of the representations and warranties of Mission (see “— Conditions to the Completion of the Merger”);

•	adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Mission or any of its subsidiaries (other than the merger or with respect to an inactive wholly-owned subsidiary of Mission) or any agreement relating to an acquisition proposal;

•	incur or assume any long-term debt or incur or assume any short-term indebtedness (except for short-term indebtedness in the ordinary course of business consistent with past practice and in no event exceeding $10 million in the aggregate);

•	modify the terms of any indebtedness to increase Mission’s obligations with respect to such indebtedness;

•	assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person, except in the ordinary course of business consistent with past practice and in no event exceeding $250,000 in the aggregate;

•	make any loans, advances or capital contributions to, or investments in, any other person (other than to wholly-owned subsidiaries of Mission, or by wholly-owned subsidiaries to Mission, or customary loans or advances to employees in accordance with past practice and in no event exceeding $250,000 in the aggregate);

•	enter into any material commitment or transaction, except in the ordinary course of business consistent with past practice;

•	enter into any agreement, understanding or commitment that materially restrains, limits or impedes Mission’s or any of its subsidiaries’ ability to compete with or conduct any business or line of business, including geographic limitations on Mission’s or any of its subsidiaries’ activities (other than confidentiality agreements and area of mutual interest agreements in the ordinary course of business consistent with past practice);

•	modify or amend in any material respect, or terminate, any material contract to which it is a party or waive in any material respect or assign any of its material rights or claims, except in the ordinary course of business consistent with past practice;

•	fail to maintain in full force and effect the existing insurance policies covering Mission or its subsidiaries or their respective properties, assets and businesses or comparable replacement policies, except to the extent such policies cease to be available on commercially reasonable terms; or

•	enter into an agreement, contract, commitment or arrangement to take any of the prohibited actions described above.

      In addition, Mission has agreed that it shall not, nor shall it permit any of its subsidiaries to, enter into any transaction or take any other action that would be reasonably likely to have a material adverse impact on, or materially delay, the consummation of the transactions contemplated by the merger agreement.

Operations of Petrohawk
      Petrohawk has agreed that it will, and will cause its subsidiaries to, conduct the business of Petrohawk and its subsidiaries only in the ordinary course consistent with past practice during the period from the date of the merger agreement until the effective time of the merger or the date, if any, on which the merger agreement is terminated, except as contemplated or permitted by the merger agreement, required by applicable law, or agreed to in writing by Mission.
      Petrohawk has also agreed that it will not, and will not permit any of its subsidiaries to, during the period from the date of the merger agreement until the effective time of the merger or the date, if any, on which the merger agreement is terminated, except as expressly contemplated or permitted by the merger agreement, required by applicable law, or agreed to in writing by Mission:

•	enter into any new line of business, except as may reasonably relate to Petrohawk’s existing business;

•	incur or commit to any capital expenditures, or any obligations or liabilities in connection with any capital expenditures during the calendar year 2005 in excess of $5 million over Petrohawk’s 2005 capital budget;

•	solely in the case of Petrohawk and any non-wholly owned subsidiary of Petrohawk, declare, set aside, or pay any dividend or other distribution on its capital stock (other than on Petrohawk’s 8% Cumulative Convertible preferred stock);

•	adjust, split, combine or reclassify any capital stock or issue, grant, sell, transfer, pledge, dispose of or encumber any additional shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock of any class or of any other such securities or agreements of Petrohawk, other than issuances by Petrohawk (1) of options to new employees of Petrohawk in the ordinary course of Petrohawk’s business consistent with past practices, (2) pursuant to Petrohawk options, warrants, and convertible notes (outstanding as of April 3, 2005, or issued thereafter in accordance with the merger agreement), or except as required under any current plans in effect as of April 3, 2005, redeem purchase or otherwise acquire any Petrohawk capital stock or any other Petrohawk securities;

•	change its methods of accounting in effect as of the date of the merger agreement, except in accordance with changes in GAAP;

•	acquire any person or business organization or any assets but only to the extent any such acquisition or the total of such acquisitions exceed $40 million from the date of the merger agreement until December 31, 2005;

•	other than the sale or consumption of inventory and hydrocarbons in the ordinary course of business, sell, lease, transfer, or dispose of any assets but only to the extent such sales, leases, or transfers do not exceed $40 million in the aggregate from the date of the merger agreement until December 31, 2005;

•	take any action that would, or could reasonably be expected to, result in any of its representations and warranties set forth in the merger agreement becoming untrue in a manner that would give rise to the failure of the closing condition relating to the satisfaction of the representations and warranties of Petrohawk (see “— Conditions to the Completion of the Merger”);

•	solely in the case of Petrohawk, amend its certificate of incorporation or bylaws or similar organizational documents in a manner that adversely affects the terms of Petrohawk common stock, other than to increase the number of authorized shares of Petrohawk common stock;

•	solely in the case of Petrohawk, adopt or enter into a plan of complete or partial liquidation or dissolution; or

•	enter into an agreement, contract, commitment or arrangement to do any of the foregoing.
      In addition, Petrohawk has agreed that it will not, nor will it permit any of its subsidiaries to, enter into any transaction or take any other action (including any amendment of Petrohawk’s certificate of incorporation) that would be reasonably likely to have a material adverse impact on, or materially delay, the consummation of the transactions contemplated by the merger agreement.
Reasonable Best Efforts to Obtain Required Stockholder Vote
      Each of Mission and Petrohawk will promptly and duly call, give notice of, convene and hold a meeting of its stockholders to be held as soon as is reasonably practicable after the date on which the registration statement of which this document is part becomes effective. In the case of Mission stockholders, the purpose of voting will be to adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement. In the case of Petrohawk stockholders, the purpose of voting will be to approve of the issuance of shares of common stock under the merger. Each of

Mission and Petrohawk will, through its board of directors, use its reasonable best efforts to obtain the approval of its respective stockholders in respect of the foregoing. Notwithstanding any adverse recommendation, change or similar circumstance, nothing in the merger agreement is intended to relieve the parties of their respective obligations to hold a meeting of their stockholders for the approval required to complete the merger.
No Solicitation of Alternative Transactions
      The merger agreement provides, subject to limited exceptions described below, that Mission will not, and will cause its subsidiaries and representatives not to:

•	directly or indirectly initiate, solicit, knowingly encourage or facilitate (including by way of furnishing information), or take any other action designed to facilitate or encourage any inquiries or the making of any proposal that constitutes, or is reasonably likely to lead to, any acquisition proposal (as defined below);

•	participate or engage in any discussions or negotiations with, disclose any non-public information relating to itself or any of its subsidiaries, or afford access to its properties, books or records to any person that has made or is contemplating making an acquisition proposal; or

•	accept or enter into any agreement that (1) constitutes, relates to, or could reasonably be expected to lead to any acquisition proposal or (2) requires, intends to cause or could reasonably be expected to cause either Mission or Petrohawk to respectively abandon, terminate or fail to consummate the merger.
      The merger agreement permits Mission to take and disclose to its stockholders a position with respect to an acquisition proposal from a third party to the extent required under applicable federal securities laws. If Mission receives a bona fide unsolicited written acquisition proposal at any time prior to obtaining the required Mission stockholder vote adopting the merger agreement and approving the merger and the other transactions contemplated by the merger agreement, then Mission and its board of directors may participate and engage in negotiations with, furnish non-public information to, and afford access to its properties, books or records to, the third party making the acquisition proposal if:

•	the acquisition proposal was not solicited, initiated, knowingly encouraged or facilitated by Mission, its subsidiaries, or any of its officers or directors, investment bankers, attorneys, accountants, financial advisors, agents or other representatives;

•	the proposal constitutes, or the board of directors of Mission determines in good faith, after consultation with its financial advisors and outside legal counsel, that such acquisition proposal could reasonably be expected to lead to a superior proposal (as defined below); and

•	the person making the acquisition proposal has entered into a confidentiality agreement on specified terms with Mission.

Mission’s Ability to Make an Adverse Recommendation Change in Response to a Superior Proposal
      At any time prior to obtaining the required Mission stockholder vote adopting the merger agreement and approving the merger and the other transactions contemplated by the merger agreement, and subject to Mission’s compliance at all times with the non-solicitation provisions described above, and to its ability to terminate the agreement in certain circumstances, (discussed below), the board of directors of Mission may make an adverse recommendation change (as defined below) in response to a superior proposal if:

•	four business days before making such change, Mission provides written notice to Petrohawk (a “notice of superior proposal”) that:

•	advises Petrohawk that the board of directors of Mission or any of its committees has received a superior proposal;

•	specifies the material terms and conditions of the superior proposal;

•	identifies the person or group making such superior proposal; and

•	in the event that Petrohawk proposes any alternative transaction during such four business day period, the board of directors of Mission determines in good faith, after consultation with its financial advisors and outside legal counsel, that such alternative transaction is not at least as favorable to Mission and its stockholders from a financial point of view as the superior proposal, taking into account all financial, legal and regulatory terms and conditions of the alternative transaction proposed by Petrohawk.
      Mission has also agreed to:

•	advise Petrohawk in writing of any request for information or any acquisition proposal received from any person, or any inquiry, discussions or negotiations with respect to any acquisition proposal, the terms and conditions of any request, acquisition proposal, inquiry, discussions or negotiations, and the identity of the person or group making any request or acquisition proposal or with whom any discussions or negotiations are taking place;

•	provide Petrohawk any non-public information concerning Mission provided to any other person or group in connection with any acquisition proposal that was not previously provided to Petrohawk and copies of any written materials received from that person or group;

•	keep Petrohawk fully informed of the status of any acquisition proposals (including any changes to any material terms and conditions); and

•	not release any third party from, or waive any provisions of, any confidentiality or standstill agreement to which Mission is a party.
      Acquisition Proposal. For purposes of the merger agreement, the term “acquisition proposal” means any bona fide proposal for the:

•	direct or indirect acquisition or purchase of a business or assets that constitutes 10% or more of the net revenues, net income or the assets (based on fair market value) of Mission and its subsidiaries, taken as a whole;

•	direct or indirect acquisition or purchase of 10% or more of any class of equity securities or capital stock of Mission or any of its subsidiaries whose business constitutes 10% or more of the net revenues, net income or assets of Mission and its subsidiaries, taken as a whole; or

•	merger, consolidation, restructuring, transfer of assets or other business combination, sale of shares of capital stock, tender offer, exchange offer, recapitalization, stock repurchase program or other similar transaction that if consummated would result in any person beneficially owning 10% or more of any class of equity securities of Mission or any of its subsidiaries whose business constitutes 10% or more of the net revenues, net income or assets of Mission and its subsidiaries, taken as a whole, other than the transactions contemplated by the merger agreement.
      Superior Proposal. For purposes of the merger agreement, the term “superior proposal” means any bona fide written acquisition proposal, made by a third party to purchase, directly or indirectly, 50% or more of the assets of Mission and its subsidiaries, taken as a whole, or 50% or more of the outstanding equity securities of Mission pursuant to a tender offer, exchange offer or merger on terms that a majority of the board of directors of Mission determines in good faith to be superior to Mission and its stockholders (in their capacity as stockholders) from a financial point of view as compared to the transactions contemplated by the merger agreement and to any alternative transaction or changes to the terms of the merger agreement proposed by Petrohawk (after the board of directors of Mission consults with its financial advisors and takes into account all financial, legal and regulatory terms and conditions of the acquisition proposal and the merger agreement, including any changes to the terms of the merger agreement offered by Petrohawk in response to the superior proposal, including any conditions to and expected timing of consummation, and any risks of non-consummation, of the acquisition proposal).

      Adverse Recommendation Change. For purposes of the merger agreement, the term “adverse recommendation change” means a direct or indirect action or public proposal made by Mission’s board of directors or a committee of its board of directors, in response to a superior proposal, to:

•	withdraw (or amend or modify in a manner adverse to Petrohawk) its approval, recommendation or declaration of advisability of the merger agreement, the merger or the other transactions contemplated by the merger agreement; or

•	recommend, adopt or approve any acquisition proposal.
Termination of the Merger Agreement

General
      The merger agreement may be terminated by written notice at any time prior to the effective time of the merger in any of the following ways:

•	by mutual written consent of Petrohawk and Mission;

•	by either Petrohawk or Mission:

•	if the merger is not completed on or before December 31, 2005, unless the failure of the closing to occur by this date is due to the failure of the party seeking to terminate the merger agreement to fulfill any material obligation under the merger agreement or a material breach of the merger agreement by such party;

•	if any court or other governmental entity shall have issued a statute, rule, order, decree or regulation or taken any other action (which Petrohawk and Mission will use their reasonable best efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting the consummation of the merger or making the merger illegal and such statute, rule, order, decree, regulation or other action has become final and nonappealable, provided that the terminating party is not in breach of its obligation to use reasonable best efforts to complete the merger;

•	if the Mission stockholders fail to adopt the merger agreement by the requisite vote, provided that this right to terminate is not available to Mission if it has breached any of its obligations relating to non-solicitation of offers described above under “— No Solicitation of Alternative Transactions” or breached any of its obligations relating to completing this joint proxy statement/ prospectus and convening a stockholders meeting described above under “— Reasonable Best Efforts to Obtain Required Stockholder Vote”;

•	if there has been a material breach of or any inaccuracy in any of the representations or warranties set forth in the merger agreement on the part of any of the other parties, which breach has not been cured within 30 days following receipt by the breaching party of written notice of such breach from the terminating party, or which breach, by its nature, cannot be cured prior to December 31, 2005 (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained in the merger agreement); provided, however, that no party will have the right to terminate the merger agreement for the foregoing purposes unless the breach of representation or warranty, together with all other such breaches, would entitle the party receiving such representation not to consummate the transactions contemplated by the merger agreement;

•	if there has been a material breach of any of the covenants or agreements set forth in the merger agreement on the part of any of the other parties, which breach has not been cured within 30 days following receipt by the breaching party of written notice of such breach from the terminating party, or which breach, by its nature, cannot be cured prior to December 31, 2005 (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained in the merger agreement); or

•	if the Petrohawk stockholders fail to approve the issuance of Petrohawk shares pursuant to the merger; provided that this right to terminate is not available to Petrohawk if it has breached any of its obligations relating to non-solicitation of offers described above under “— No Solicitation of Alternative Transactions” or breached any of its obligations relating to completing this joint proxy statement/ prospectus and convening a stockholders meeting described above under “— Reasonable Best Efforts to Obtain Required Stockholder Vote”;

•	if, prior to obtaining the required vote of the Mission stockholders adopting the merger agreement and approving the merger and the other transactions contemplated by the merger agreement (i) Mission or its board of directors has entered into an agreement with respect to an acquisition proposal (other than a permissible confidentiality agreement) or approved or recommended, or, in the case of a committee, proposed to the Mission board of directors to approve or recommend, an acquisition proposal (as defined above under “— No Solicitation of Alternative Transactions”), (ii) Mission or its board of directors or any committee thereof has resolved to do any of the foregoing, or (iii) an adverse recommendation change shall have occurred in response to a superior proposal or Mission’s board of directors, or any committee thereof, has resolved to make an adverse recommendation change.

Termination Fees
      Except for the termination fee set forth in the merger agreement and as described below, all costs and expenses incurred in connection with the merger agreement and the transactions contemplated thereby shall be paid by the party incurring such costs or expenses.
      Mission must pay Petrohawk a termination fee of $12.5 million if:

•	the merger agreement is terminated by Petrohawk or Mission due to an adverse recommendation change by Mission in response to a superior proposal; or

•	the merger agreement is terminated by Petrohawk or Mission because Mission or its board of directors has entered into an agreement with respect to an acquisition proposal (other than a permissible confidentiality agreement) or, approved or recommended, or, in the case of a committee, proposed to the Mission board of directors to approve or recommend, an acquisition proposal, or Mission or its board of directors or any committees thereof has resolved to do any of the foregoing;

•	an acquisition proposal with respect to Mission has been proposed by any person (other than by Petrohawk, Merger Sub or any of their respective affiliates) or any person has publicly announced its intention (whether or not conditional) to make such acquisition proposal and such acquisition proposal or such intention has otherwise become publicly known to Mission’s stockholders generally; and

•	thereafter the merger agreement is terminated by either Petrohawk or Mission for failure to close the merger on or before December 31, 2005 or because the Mission stockholders failed to adopt the merger agreement by the required vote, and

•	within 12 months after termination of the merger agreement, Mission or any of its subsidiaries enters into any definitive agreement providing for an “acquisition proposal” (as described above under “— No Solicitation of Alternative Transactions”, except that all references to “10%” therein are deemed to be references to “40%” for the purposes of the provision described in this paragraph), or an acquisition proposal with respect to Mission or any of its subsidiaries is consummated.

Effect of Termination
      In the event of the termination of the merger agreement as described above, written notice must be given by the terminating party to the other parties specifying the provision of the merger agreement pursuant to which such termination is made, and except as described in this paragraph, the merger agreement shall become null and void after the expiration of any applicable period following such notice. In the event of the termination of the merger agreement, there will be no liability on the part of Petrohawk, Merger Sub or Mission, except as described above under “— Termination Fees and Expenses” above and except with respect to the requirement to comply with the confidentiality agreement; provided that no party will be relieved from any liability or obligation with respect to any willful breach of the merger agreement.
Material U.S. Federal Income Tax Consequences
      The following is a summary of the material U.S. federal income tax consequences of the merger to Mission stockholders who are U.S. persons or non-U.S. persons (as defined below). This summary is based on provisions of the Internal Revenue Code, Treasury Regulations promulgated thereunder, and administrative and judicial interpretations of the Internal Revenue Code, all as in effect as of the date of this joint proxy statement/ prospectus, and all of which are subject to change, possibly with retroactive effect. This summary does not address all aspects of U.S. federal income taxation that may be applicable to Mission stockholders in light of their particular circumstances or to Mission stockholders subject to special treatment under U.S. federal income tax law, such as:

•	entities treated as partnerships for U.S. federal income tax purposes or Mission stockholders that hold their shares through entities treated as partnerships for U.S. federal income tax purposes;

•	certain former citizens or long-term residents of the U.S.;

•	persons who hold Mission common stock as part of a straddle, hedging transaction, synthetic security, conversion transaction or other integrated investment or risk reduction transaction;

•	U.S. persons, as defined below, whose functional currency is not the U.S. dollar;

•	persons who acquired Mission common stock through the exercise of employee stock options or otherwise as compensation;

•	persons subject to the U.S. alternative minimum tax;

•	mutual funds;

•	banks, insurance companies, and other financial institutions;

•	regulated investment companies;

•	tax-exempt organizations;

•	dealers in securities or foreign currencies; and

•	traders in securities that mark-to-market.
      This summary is also limited to persons who hold Mission common stock as a capital asset. The following summary does not address the tax consequences of the merger under state, local and foreign laws and U.S. federal laws other than U.S. federal income tax laws. Mission stockholders are urged to consult their tax advisors as to the specific tax consequences to them of the merger, including the applicability and effect of U.S. federal, state, local and foreign income and other tax laws to their particular circumstances.
      For purposes of this discussion, a “U.S. person” means a beneficial owner of shares of Mission common stock that is (1) a citizen or individual resident of the U.S., including an alien individual who meets one of the resident-alien tests under Section 7701(b) of the Internal Revenue Code, (2) a corporation or other entity taxable as a corporation created or organized under the laws of the U.S. or any of its political subdivisions, (3) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) the trust has made a valid election under the applicable Treasury Regulations to be treated as a U.S. person, or (4) an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
      For purposes of this discussion, a “non-U.S. person” means a beneficial owner of shares of Mission common stock that is not a U.S. person.

Tax Opinions
      The obligation of Mission to consummate the merger is conditioned on its receipt of an opinion from Porter & Hedges, L.L.P., dated as of the closing date of the merger, to the effect that, on the basis of the facts, assumptions, representations, and covenants set forth or referred to therein, for U.S. federal income tax purposes, (1) the integrated transaction (which includes the merger and the immediately subsequent merger of the surviving corporation into Petrohawk) will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and (2) Petrohawk and Mission will each be “a party to the reorganization” within the meaning of Section 368(b) of the Internal Revenue Code. In addition, the obligation of Petrohawk to consummate the merger is conditioned on its receipt of an opinion from Thompson & Knight LLP, dated as of the closing date of the merger, to the effect that, on the basis of the facts, assumptions, representations, and covenants set forth or referred to therein, for U.S. federal income tax purposes, (1) the integrated transaction (which includes the merger and the immediately subsequent merger of the surviving corporation into Petrohawk) will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and (2) Petrohawk and Mission will each be “a party to the reorganization” within the meaning of Section 368(b) of the Internal Revenue Code.
      In connection with the filing of the registration statement of which this document forms a part, Porter & Hedges and Thompson & Knight have delivered to Mission and Petrohawk, respectively, the opinions set forth above, based, in part, on their conclusion that the merger and the subsequent merger of the surviving corporation into Petrohawk will be treated as an integrated transaction for federal income tax purposes. An opinion of counsel represents counsel’s best legal judgment and is not binding on the Internal Revenue Service or any court. No ruling has been, or will be, sought from the Internal Revenue Service as to the tax consequences of the merger or the subsequent merger. Accordingly, there can be no certainty that the Internal Revenue Service will not challenge the conclusions set forth in any of the opinions stated or referred to herein or that a court would not sustain such a challenge.
      The opinions of Porter & Hedges and Thompson & Knight and the opinions set forth below have been rendered on the basis of certain assumptions, representations, and covenants, including those contained in officers’ certificates of Mission and Petrohawk, all of which must be true and accurate in all respects as of the effective date of the registration statement and must continue to be true and accurate in all respects as of the effective time of the merger and the subsequent merger. If any of those assumptions or representations are inaccurate, incomplete, or untrue or any of the covenants are breached, the conclusions contained in the opinions referred to in this paragraph or stated below could be affected.
      The opinions delivered by Porter & Hedges and Thompson & Knight and as set forth below assume that the value of the Petrohawk stock issued in the merger will equal at least 40% of the value of the combined merger consideration. It is not possible to state with certainty whether this assumption will be correct at the effective time of the merger because various factors affect this determination, including the market value of Petrohawk common stock at the effective time of the merger, and the amount, if any, to be paid to Mission stockholders who perfect their appraisal rights. If the assumption regarding the relative value of the Petrohawk stock to be issued in the merger is untrue at the effective time of the merger, we will either terminate the merger or resolicit stockholder approval for the merger because the tax opinions delivered at closing will differ materially from the opinions described herein. We will also resolicit stockholder approval for the merger if Petrohawk and Mission waive the condition that they receive such opinions.

U.S. Federal Income Tax Consequences to U.S. Persons
      Subject to the limitations and qualifications set forth herein, the following discussion constitutes the opinion of Porter & Hedges and of Thompson & Knight as to the material U.S. federal income tax consequences of the merger to a Mission stockholder that is a U.S. person:

•	If a Mission stockholder exchanges all of his or her shares of Mission common stock solely for shares of Petrohawk common stock in the merger, that Mission stockholder will not recognize (i.e., take into account for income tax purposes) gain or loss, except for any gain or loss recognized with respect to cash received instead of a fractional share of Petrohawk common stock. See “— Cash Received Instead of a Fractional Share” below.

•	If a Mission stockholder exchanges his or her shares of Mission common stock solely for cash in the merger, that Mission stockholder generally will recognize capital gain or loss equal to the difference between the amount of cash received and his or her tax basis in the Mission common stock. If, however, the Mission stockholder owns shares of Petrohawk common stock actually or constructively after the merger, the stockholder might be subject to dividend treatment. See “— Possible Treatment of Cash as a Dividend” immediately below.

•	If a Mission stockholder exchanges his or her shares of Mission common stock for a combination of Petrohawk common stock and cash, that Mission stockholder generally will recognize gain (but not loss). Any such gain recognized will equal the lesser of: (1) the amount of cash received by the stockholder in the merger and (2) the excess, if any, of (a) the sum of the amount of cash and the fair market value of the Petrohawk common stock received by the stockholder in the merger over (b) that stockholder’s adjusted tax basis in the Mission common stock exchanged by the stockholder in the merger. For this purpose, a Mission stockholder must calculate gain separately for each identifiable block of Mission common stock exchanged by the stockholder in the merger. Cash received instead of fractional shares of Petrohawk stock is excluded from the calculations discussed in (1) and (2) above, and instead is treated as discussed below under “— Cash Received Instead of a Fractional Share.” Except as discussed under “— Possible Treatment of Cash as a Dividend,” any gain recognized by a Mission stockholder in the merger generally will constitute capital gain.

•	The aggregate tax basis of the shares of Petrohawk common stock received by a Mission stockholder in exchange for Mission common stock pursuant to the merger will be the same as the aggregate tax basis of the stockholder’s Mission common stock surrendered in the merger, decreased by the amount of cash received by the stockholder in the merger and increased by the amount of gain or dividend income recognized by the stockholder in the merger.

•	The holding period of the shares of Petrohawk common stock received by a Mission stockholder in the merger generally will include the holding period of the stockholder’s Mission common stock exchanged for Petrohawk common stock.

•	If a Mission stockholder has differing bases or holding periods in respect of his or her shares of Mission common stock, such stockholder should consult his or her tax advisor prior to the exchange to identify the bases or holding periods of the particular shares of Petrohawk common stock received in the merger.

Possible Treatment of Cash as a Dividend
      There are certain circumstances, generally involving a Mission stockholder who is also a substantial holder of Petrohawk common stock, in which all or part of the gain recognized by such stockholder would be treated as a dividend rather than as capital gain. Each Mission stockholder should consult his or her tax advisor about the possibility that all or a portion of any cash received in exchange for Mission common stock will be treated as a dividend, based on the stockholder’s specific circumstances.

Cash Received Instead of a Fractional Share
      Petrohawk will not issue any fractional shares of Petrohawk common stock in the merger. Rather, each holder of Mission common stock exchanged in the merger who otherwise would have received a fraction of a share of Petrohawk common stock will receive cash. A Mission stockholder who receives cash instead of a fractional share of Petrohawk common stock generally will recognize capital gain or loss based on the difference between the amount of cash received and the tax basis that the stockholder would have had in such fractional share.

Capital Gain and Dividend Income of Individuals
      Capital gain recognized by an individual holder of Mission common stock in connection with the merger generally will be subject to a maximum U.S. federal income tax rate of 15% if the individual’s holding period for the Mission common stock is more than one year at the effective time of the merger. Capital gain on stock held for one year or less may be taxed at regular rates of up to 35%. The deductibility of capital losses is subject to limitations. Any dividend income recognized in the merger by individual Mission stockholders generally will be subject to tax at a maximum rate of 15%.

Reporting Requirements
      Mission stockholders receiving Petrohawk common stock in the merger must file a statement with their U.S. federal income tax returns setting forth their tax basis in the Mission common stock exchanged in the merger and the fair market value of the Petrohawk common stock and the amount of any cash received in the merger. In addition, Mission stockholders will be required to retain permanent records of these facts relating to the merger.

U.S. Federal Income Tax Consequences to Non-U.S. Persons

General
      This discussion does not address the U.S. federal income tax consequences to stockholders that are subject to special rules such as: (1) a stockholder that is a non-U.S. person and that holds its Mission common stock in connection with a trade or business conducted in the U.S. or in connection with an office or fixed place of business located in the U.S.; (2) a stockholder that is a nonresident alien individual and that either is present in the U.S. for 183 days or more in the taxable year or is subject to provisions of the Internal Revenue Code applicable to expatriates; or (3) a stockholder that is affected by the provisions of an income tax treaty to which the U.S. is a party.
      If you are a non-U.S. person and you may be subject to special tax rules because you conduct business in the U.S., you have been present in the U.S. for 183 days or more in the taxable year, you are an expatriate of the U.S., or you are affected by the provisions of an income tax treaty to which the U.S. is a party, you are urged to consult your tax advisor to determine the tax consequences of the merger to you.

Non-U.S. Persons That Have Not Held More Than 5% of Mission’s Common Stock in the Prior Five Years
      Gain or loss realized by a non-U.S. person that exchanges Mission common stock in the merger will not be subject to U.S. federal income tax if that stockholder has not held (either directly or indirectly, after the application of the constructive ownership rules of Section 318 of the Internal Revenue Code as modified by Section 897(c)(6)(C) of the Internal Revenue Code) more than 5% of the outstanding shares of Mission common stock at any time during the shorter of (1) the five-year period ending on the effective date of the merger or (2) the period during which such stockholder held such Mission common stock, the shorter of such periods referred to as the Testing Period. For purposes of determining whether a non-U.S. person owns or has owned more than 5% of the outstanding shares of Mission, the constructive ownership rules of Section 318 of the Internal Revenue Code (as modified by Section 897(c)(6)(C) of the Internal Revenue Code) treat a foreign stockholder as owning shares that are (1) owned by (or that are subject to an option held by) certain family members, corporations, partnerships, estates or trusts or (2) subject to an option held by that foreign stockholder.
      The material U.S. federal income tax consequences of the merger to a non-U.S. person that has not held more than 5% of the outstanding shares of Mission’s common stock during the Testing Period are as follows:

•	If a non-U.S. person exchanges all of his or her shares of Mission common stock solely for shares of Petrohawk common stock in the merger, that stockholder will not recognize any gain or loss.

•	If a non-U.S. person exchanges his or her shares of Mission common stock solely for cash or for a combination of cash (including cash instead of a fractional share of Petrohawk common stock) and Petrohawk common stock in the merger, any gain realized by that non-U.S. person will not be subject to U.S. federal income tax.

•	A non-U.S. person will have an aggregate tax basis in the Petrohawk common stock received in the merger equal to the aggregate tax basis of the stockholder’s Mission common stock surrendered decreased by the amount of cash received by the stockholder in the merger.

•	A non-U.S. person’s holding period for shares of Petrohawk common stock received in exchange for shares of Mission common stock in the merger will include the holding period of the stockholder’s Mission common stock exchanged for Petrohawk common stock.

•	If you are a non-U.S. person and you have differing bases or holding periods in your shares of Mission common stock to be exchanged in the merger, you should consult your tax advisor prior to the exchange to identify the bases or holding periods of the particular shares of Petrohawk common stock that you will receive in the merger.

Non-U.S. Persons That Currently Hold or Have Held More Than 5% of Mission’s Common Stock
      If a non-U.S. person has owned (either directly or indirectly) more than 5% of the outstanding shares of Mission common stock, but such ownership was not held at any time during the Testing Period, then that non-U.S. person generally will not be subject to U.S. federal income tax in connection with the merger. Under these circumstances, the U.S. federal income tax consequences to such a stockholder should be the same as those previously described with respect to a non-U.S. person that has never held more than 5% of the outstanding shares of Mission common stock.
      Generally, if a non-U.S. person owns or has owned (either directly or indirectly) more than 5% of the outstanding shares of Mission common stock at any time during the Testing Period (referred to here as a Significant Non-U.S. Person), then gain or loss realized by such person upon the exchange of Mission common stock in the merger will be subject to U.S. federal income tax. There is an exception from tax if a Significant Non-U.S. Person exchanges its Mission common stock for stock in a “U.S. real property holding corporation” (a USRPHC) in a reorganization under section 368(a) of the Internal Revenue Code (such as the merger) and the stock received in the exchange would be subject to U.S. federal income tax if it was sold immediately after the exchange. Petrohawk believes that it is a USRPHC and expects to be a USRPHC after the effective time of the merger.
      Assuming that Petrohawk’s common stock continues to be traded on the NASDAQ National Market immediately after the merger, Petrohawk stock received in the merger by a Significant Non-U.S. Person would qualify for the exception from tax only if that Significant Non-U.S. Person owns more than 5% of the outstanding shares of Petrohawk common stock immediately after the merger. The U.S. federal income tax consequences to a Significant Non-U.S. Person who owns more than 5% of the outstanding shares of Petrohawk common stock immediately after the merger should generally be the same as previously described with respect to a U.S. person.
      If a Significant Non-U.S. Person exchanges all of his or her shares of Mission common stock solely for cash, solely for Petrohawk common stock constituting 5% or less of the outstanding shares of

Petrohawk common stock, or for a combination of cash and Petrohawk common stock constituting 5% or less of the outstanding shares of Petrohawk common stock immediately after the merger:

•	such stockholder will recognize gain or loss measured by the difference between (1) the sum of the amount of any cash received (including cash instead of a fractional share of Petrohawk common stock) and the fair market value of the Petrohawk common stock received in the merger over (2) that Significant Non-U.S. Person’s tax basis in its Mission common stock surrendered in the merger. Except as discussed under “— U.S. Federal Income Tax Consequences to U.S. Persons — Possible Treatment of Cash as a Dividend,” any gain or loss recognized by a Significant Non-U.S. Person in the merger generally will constitute capital gain or loss effectively connected with the conduct of a U.S. trade or business.

•	the aggregate tax basis of the Petrohawk common stock received in the merger will equal the fair market value of that Petrohawk common stock as of the effective time of the merger;

•	such stockholder’s holding period for the Petrohawk common stock received in the merger will begin the day after the effective time of the merger; and

•	if you are a Significant Non-U.S. Person and you have differing bases or holding periods in your shares of Mission common stock to be exchanged in the merger, you should consult your own tax advisor prior to the exchange to identify the bases or holding periods of the particular shares of Petrohawk common stock that you will receive in the merger.
      A Significant Non-U.S. Person subject to U.S. federal income tax also may be required to:

•	file a U.S. federal income tax return reporting the gain or loss subject to tax as income effectively connected with the conduct of a trade or business within the U.S. and taxable as either ordinary income or capital gain; and

•	pay any tax due upon the filing of the return or, depending upon the circumstances, earlier through estimated payments.

FIRPTA Withholding
      Under Section 1445 of the Internal Revenue Code, a person acquiring stock in a USRPHC from a foreign person generally is required to deduct and withhold a tax equal to 10% of the amount realized by that foreign person on the sale or exchange of that stock, referred to here as FIRPTA Withholding. However, Section 1445(b)(6) of the Internal Revenue Code exempts from FIRPTA Withholding stock that is regularly traded on an established securities market.
      Mission believes that it has continuously been a USRPHC and that it will be a USRPHC as of the effective time of the merger. Mission also believes that Mission common stock will continue to be regularly traded on the NASDAQ National Market at all times leading up to and as of the effective time of the merger, such that Mission common stock should be considered to be “regularly traded on an established securities market” for purposes of Section 1445(b)(6) of the Internal Revenue Code. Assuming that this expectation proves to be correct, neither Petrohawk (nor the exchange agent) will be required to deduct and withhold amounts on account of FIRPTA Withholding with respect to a non-U.S. person’s exchange of Mission common stock in the merger.

U.S. Federal Income Tax Consequences to Stockholders That Exercise Appraisal Rights
      A U.S. person who receives cash pursuant to the exercise of appraisal rights generally will recognize capital gain or loss measured by the difference between the cash received and its adjusted tax basis in its Mission common stock.
      If a non-U.S. person that is not a Significant Non-U.S. Person receives cash pursuant to the exercise of appraisal rights, any gain realized by such person generally will not be subject to U.S. federal income tax.

      If a Significant Non-U.S. Person receives cash pursuant to the exercise of appraisal rights, that Significant Non-U.S. Person generally will be subject to U.S. federal income tax on capital gain or loss measured by the difference between the amount of cash received and his or her tax basis in its Mission common stock.

Backup Withholding
      Certain U.S. and non-U.S. holders of Mission common stock may be subject to backup withholding (currently at a rate of 28%) on amounts received pursuant to the merger. Backup withholding will not apply, however, to a Mission stockholder who (1) provides a correct taxpayer identification number or (2) comes within certain exempt categories and, in each case, complies with applicable certification requirements. In addition to being subject to backup withholding, if a Mission stockholder does not provide Petrohawk (or the exchange agent) with his or her correct taxpayer identification number, the stockholder may be subject to penalties imposed by the Internal Revenue Service. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the stockholder’s U.S. federal income tax liability, provided that the stockholder furnishes certain required information to the Internal Revenue Service.

Obtain Personal Tax Advice
      The summary of material U.S. federal income tax consequences set forth above is intended to provide only a general summary of the merger and is not intended to be a complete analysis or description of all potential U.S. federal income tax consequences of the merger. In addition, the summary does not address tax consequences that may vary with, or are contingent on, individual circumstances. Moreover, the summary does not address any non-income tax or any foreign, state, local or other tax consequences of the merger. Accordingly, each Mission stockholder is urged to consult his or her own tax advisor to determine the particular federal, state, local or foreign income, reporting or other tax consequences of the merger to that stockholder.
Extension, Waiver and Amendment of the Merger Agreement

Extension and Waiver
      At any time prior to the effective time of the merger, Petrohawk, Merger Sub and Mission may, to the extent legally allowed:

•	extend the time for the performance of any of the obligations or other acts of the other parties under the merger agreement;

•	waive any inaccuracies in the other parties’ representations and warranties contained in the merger agreement or in any document, certificate or writing delivered pursuant the merger agreement by the other parties; and

•	waive the other parties’ compliance with any of its agreements or conditions contained in the merger agreement.
      Any such waiver or extension is subject to the following conditions:

•	any agreement allowing an extension or waiver must be set forth in a written instrument signed on behalf of the party allowing the extension or waiver;

•	any waiver will only waive the respective matter described in the writing and will not impair the rights of the party granting the waiver in any other respect or at any other time;

•	neither any waiver by any party to the merger agreement, nor the failure by any party to enforce any provisions of the merger agreement or to exercise any rights will be construed as a waiver of any other breach or default, or as a waiver of any such provisions, rights or privileges under the merger agreement; and

•	the rights and remedies provided under the merger agreement are cumulative and none is exclusive of any other, or of any rights or remedies that any party may otherwise have.

Amendment
      Subject to compliance with applicable law, Petrohawk, Merger Sub and Mission may amend the merger agreement at any time before or after adoption of the merger agreement by Mission stockholders. However, after any adoption of the merger agreement by Mission stockholders there may not be, without their further approval, any amendment of the merger agreement that alters or changes, in a way that adversely effects the holders of any shares of Mission capital stock:

•	the merger consideration to be received by the Mission stockholders in the merger; or

•	any term of the merger agreement.
Employee Benefit Plans and Existing Agreements
      The merger agreement provides that Mission will modify its severance benefit plans so that Mission employees that are offered comparable employment and pay, with Petrohawk’s normal benefits, will not be entitled to severance pay, unless they are subsequently terminated without cause within one year following the effective date of the merger.
      The service of each Mission employee with Mission or its subsidiaries (or any predecessor employer) prior to the effective time of the merger will be treated as service with Petrohawk and its subsidiaries for purposes of each employee benefit plan of Petrohawk in which such Mission employee is eligible to participate after the effective time of the merger, including for purposes of eligibility, vesting and benefit levels and accruals (other than defined benefit pension plan accruals).
      Following the effective time of the merger, for purposes of each employee benefit plan of Petrohawk in which any Mission employee or his or her eligible dependents is eligible to participate, Petrohawk has agreed to, and has agreed to cause its subsidiaries to, (1) waive any pre-existing condition, exclusion, actively-at-work requirement or waiting period to the extent such condition, exclusion, requirement or waiting period was satisfied or waived under the comparable employee benefit plan of Mission as of the effective time of the merger (or, if later, the date on which the employee transitions to the Petrohawk benefit plan) and (2) provide full credit for any co-payments, deductibles or similar payments made or incurred prior to the effective time of the merger for the plan year in which the effective time date of the merger (or the applicable plan transition date) occurs.
      The merger agreement acknowledges that it contains no requirement that Petrohawk or any of its affiliates continue to employ any Mission employee for any length of time following the closing date of the merger. The merger agreement does not prevent Petrohawk or its affiliates from terminating, or modifying the terms of employment of, any Mission employee following the closing date of the merger or terminating or modifying to any extent any employee benefit plan of Mission or any other employee benefit plan, program, agreement or arrangement that Petrohawk or its affiliates may establish or maintain.
Nasdaq National Market Listing of Petrohawk Common Stock; Delisting and Deregistration of Mission Common Stock
      It is a condition to completion of the merger that the shares of Petrohawk common stock issuable in the merger be authorized for listing on the Nasdaq National Market, subject to official notice of issuance. If the merger is completed, Mission common stock will cease to be quoted on the Nasdaq National Market and Mission’s shares will be deregistered under the Exchange Act.

Expenses
      The merger agreement provides that each of Petrohawk and Mission will pay its own costs and expenses in connection with the transactions contemplated by the merger agreement, except as described above in “— Termination of the Merger Agreement — Termination Fees and Expenses.”
Dividends
      The merger agreement provides that, prior to the effective time:

•	Mission or any of its subsidiaries may not declare, set aside or pay any dividend or other distribution, whether payable in cash, stock or any other property or right, with respect to its capital stock, except that Mission may permit any direct or indirect wholly-owned subsidiary to do any of the foregoing; and

•	Petrohawk or any of its subsidiaries may not declare, set aside or pay any dividend or other distribution (other than in the case of any wholly owned subsidiary of Petrohawk), whether payable in cash, stock or any other property or right, with respect to its capital stock except that Petrohawk may pay quarterly cash dividends on its preferred stock.
Appraisal Rights
      Shares of Mission common stock outstanding immediately prior to the effective time of the merger and held by a holder who has not voted in favor of, or consented in writing to, the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement and who has delivered a written demand for appraisal of such shares in accordance with Section 262 of the DGCL will not be converted into the right to receive the merger consideration, unless and until the dissenting holder fails to perfect or effectively withdraws or otherwise loses his or her right to appraisal and payment under the DGCL. If, after the effective time of the merger, a dissenting stockholder fails to perfect or effectively withdraws or loses his or her right to appraisal, his or her shares of Mission common stock will be treated as if they had been converted as of the effective time of the merger into the right to receive the merger consideration without interest or dividends thereon.
Regulatory Filings and Approvals Required to Complete the Merger
      We are not aware of any material governmental or regulatory approval required for the completion of the merger, other than compliance with the applicable corporate law of the State of Delaware.
Accounting Treatment
      The merger will be accounted for as a “purchase,” as that term is used under GAAP, for accounting and financial reporting purposes. Mission will be treated as the acquired corporation for accounting and financial reporting purposes. Mission’s assets, liabilities and other items will be adjusted to their estimated fair value on the closing date of the merger and combined with the historical book values of the assets and liabilities of Petrohawk. Applicable income tax effects of these adjustments will be included as a component of the combined company’s deferred tax asset or liability. The difference between the estimated fair value of the assets (including separately identifiable intangible assets), liabilities and other items (adjusted as discussed above) and the purchase price will be recorded as goodwill. Financial statements of Petrohawk issued after the merger will reflect the values and will not be restated retroactively to reflect the historical financial position or results of operations of Mission.
Financial Interests of Mission’s Directors and Executive Officers in the Merger
      In considering the recommendations of the Mission board of directors with respect to the merger agreement, you should be aware that Mission’s directors and executive officers have financial and other interests in the merger in addition to their interests as stockholders of Mission. The Mission board of directors was aware of these additional interests and considered them, among other matters, in reaching its decision to approve the merger agreement and to recommend that Mission stockholders vote to adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement.

Board of Directors
      The merger agreement provides that Petrohawk will increase the size of its board of directors by two members, for a total of nine members, and that following the merger Petrohawk will appoint two persons designated by the Mission board of directors, who are reasonably acceptable to Petrohawk, to fill the vacancies created by such increase, which will consist of one Class I director whose term will expire in 2008 and one Class II director whose term will expire in 2006. Petrohawk has also agreed to recommend that the Class II director designee be elected to the Petrohawk board of directors at the first annual meeting of Petrohawk stockholders following the merger.

Stock Options
      Pursuant to their terms and the Mission stock option plans, all options to acquire Mission common stock, including stock options held by directors and executive officers of Mission, that are outstanding prior to the merger will automatically become vested and exercisable at the effective time of the merger. The merger agreement provides that each stock option that is outstanding and unexercised immediately prior to the effective time of the merger will be converted into an option to acquire shares of Petrohawk common stock. For a more complete description of the terms of the new Petrohawk stock options, see above under the heading “— Treatment of Stock Options.”
      The following table sets forth, as of April 22, 2005 the number of shares of Mission common stock subject to vested and unvested stock options held by Mission’s directors and executive officers and the estimated value of those stock options based on the closing price of Mission of $7.52 per share on April 22, 2005:

				Number of
		Number of	Estimated	Shares	Estimated
		Shares Subject	Value of	Subject to	Value of
		to Unvested	Unvested	Vested	Vested
Name	Title	Options	Options	Options	Options

Robert L. Cavnar	Chairman, President and Chief Executive Officer	191,666	$860,954	2,058,334	$13,882,296
Richard W. Piacenti	Executive Vice President and Chief Financial Officer	108,333	$469,039	391,667	$2,424,211
John (Jack) L. Eells	Senior Vice President — Exploration and Geoscience	75,000	$332,500	350,000	$2,255,750
Marshall L. Munsell	Senior Vice President — Land and Land Administration	100,000	$418,251	250,000	$1,403,249
Tom C. Langford	Senior Vice President — General Counsel	200,000	$259,000	100,000	$129,500
William R. Picquet	Senior Vice President — Operations and Engineering	125,000	$47,500	125,000	$47,500
David A. B. Brown	Director	—	—	35,000	$201,575
Joseph N. Jaggers	Director	—	—	30,000	$140,525
Robert R. Rooney	Director	—	—	39,000	$200,300
Herbert C. Williamson, III	Director	—	—	35,000	$197,575

Employment Agreements
      Messrs. Cavnar, Piacenti, Eells, Munsell, Langford and Picquet are each party to an employment agreement with Mission. These agreements provide that in the event such executive’s employment with Mission is terminated without cause, or by the executive for good reason, within twelve months following a change of control, such executive will receive severance pay equal to two years of salary plus a pro rated portion of his annual bonus, which bonus will not be less than one-half the executive’s current salary, and, if applicable, an additional cash payment to make the executive whole for certain tax liabilities, as well as payment for any accrued and used vacation time or other unpaid benefits. In addition, all stock options held by the executive will immediately vest and the period during which they may be exercised extended for up to one year, and, if he so elects, he will be provided, at Mission’s expense, continuing coverage under Mission’s group health plans for the applicable coverage period under the Consolidated Omnibus Budget Reconciliation Act of 1985.

Indemnification and Insurance
      The merger agreement provides that, after the effective time of the merger, Petrohawk will indemnify, defend and hold harmless the present and former officers, directors, employees and agents of Mission and its subsidiaries in such capacities to the fullest extent that Mission or its subsidiaries would have been required to do so in accordance with the provisions of each indemnification or similar agreement between Mission or any of its subsidiaries and any such individual, in each case against any losses, damages, expenses or liabilities resulting from any claim, liability, loss, damage, cost or expense, asserted against, or incurred by, any such individual that is based on the fact that such individual is or was a director, officer, employee or agent of Mission or its subsidiaries and arising out of actions or omissions or alleged actions or omissions occurring at or prior to the effective time of the merger. Petrohawk will also take all necessary actions to ensure that its director’s and officer’s liability insurance continues to cover each officer and director of Mission, in each case so long as they remain employed or retained by Petrohawk or any affiliate of Petrohawk (including the surviving corporation) as an officer or director.
      In addition, the merger agreement provides that prior to the closing of the merger, Mission will purchase, and after the effective time of the merger the surviving corporation will maintain, directors’ and officers’ liability insurance covering, for a period of six years after the effective time of the merger, the directors and officers of Mission and its subsidiaries who are currently covered by Mission’s existing directors’ and officers’ liability insurance with respect to claims arising from facts or events that occurred before the effective time of the merger, on terms and conditions substantially similar to those in effect on April 3, 2005; provided, however, that the aggregate annual premiums for such insurance at any time during such period may not exceed 250% of the per annum rate of premium currently paid by Mission and its subsidiaries for such insurance on April 3, 2005.

Restrictions on Resales by Affiliates
      Shares of Petrohawk common stock to be issued to Mission stockholders in the merger have been registered under the Securities Act, as amended, and may be traded freely and without restriction by those stockholders not deemed to be affiliates (as that term is defined under the Securities Act) of Mission. Any subsequent transfer of shares, however, by any person who is an affiliate of Mission at the time the merger is submitted for a vote of the Mission stockholders will, under existing law, require either:

•	the further registration under the Securities Act of the Petrohawk common stock to be transferred;

•	compliance with Rule 145 promulgated under the Securities Act, which permits limited sales under certain circumstances; or

•	the availability of another exemption from registration.

      An “affiliate” of Mission is a person who directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, Mission. These restrictions are expected to apply to the directors and executive officers of Mission and the holders of 10% or more of the outstanding Mission common stock. The same restrictions apply to the spouses and certain relatives of those persons and any trusts, estates, corporations or other entities in which those persons have a 10% or greater beneficial or equity interest. Petrohawk will give stop transfer instructions to the transfer agent with respect to the shares of Petrohawk common stock to be received by persons subject to these restrictions, and the certificates for their shares will be appropriately legended.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
      The following unaudited pro forma condensed combined financial information and explanatory notes present how the combined financial statements of Petrohawk and Mission may have appeared had the businesses actually been combined as of March 31, 2005 (with respect to the balance sheet information using currently available fair value information) or as of January 1, 2004 (with respect to statements of operations information). The unaudited pro forma condensed combined financial information shows the impact of the merger of Petrohawk and Mission on the historical financial position and results of operations under the purchase method of accounting with Petrohawk treated as the acquirer. Under this method of accounting, the assets and liabilities of Mission are recorded by Petrohawk at their estimated fair values as of the date the merger is completed. The unaudited pro forma condensed combined financial information combines the historical financial information of Petrohawk on a pro forma basis, taking into account Petrohawk’s November 23, 2004 acquisition of Wynn-Crosby, the February 25, 2005 disposition of certain royalty interest properties and acquisition of Proton Oil & Gas Corporation, with Mission as of and for the three months ended March 31, 2005. The unaudited pro forma condensed combined balance sheet as of March 31, 2005 assumes the merger was completed on that date. The unaudited pro forma condensed combined statements of operations gives effect to the merger with Mission, as if it had been completed on January 1, 2004.
      The merger agreement was executed on April 3, 2005 and provides for Petrohawk to issue approximately 19.234 million shares of common stock and $135.4 million in cash as consideration to Mission common stockholders (in each case subject to upward adjustment in the event that any shares of Mission common stock are issued in accordance with the merger agreement pursuant to the exercise of Mission stock options or otherwise). The unaudited pro forma condensed combined financial information has been derived from and should be read together with the historical consolidated financial statements and the related notes of Petrohawk and Mission, which are incorporated in this document by reference.
      The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined and had the impact of possible revenue enhancements, expense efficiencies, asset dispositions and share repurchases, among other factors, been considered. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed combined financial information, the allocation of the purchase price reflected in the pro forma condensed combined financial information is subject to adjustment and may vary from the actual purchase price allocation that will be recorded upon the effective time of the merger.

Petrohawk Energy Corporation
Unaudited Pro Forma Condensed Combined Balance Sheet
As of March 31, 2005

					Petrohawk
	Petrohawk	Mission	Merger		Pro Forma
	Historical	Historical	Adjustments		Combined

	(In thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$6,359	$9,171	$135,000	(3)	$12,230
			(135,000	)(3)
			(3,300	)(3)
Accounts receivable	20,972	24,306	—		45,278
Current deferred income taxes	9,185	7,482	—		16,667
Prepaid expenses and other	2,940	1,610	—		4,550

Total Current Assets	39,456	42,569	(3,300)		78,725

Property and Equipment, at cost
Oil and gas properties, full cost method
Subject to amortization	481,042	924,617	(924,617	)(2)	905,042
			424,000	(2)
Unevaluated properties, not subject to amortization	71,773	16,423	(16,423	)(2)	221,773
			150,000	(2)
Other property and equipment	3,224	6,063	—		9,287

	556,039	947,103	(367,040)		1,136,102
Less depreciation, depletion and amortization	(60,299)	(584,507)	584,507	(2)	(60,299)

	495,740	362,596	217,467		1,075,803

Goodwill	—	—	198,302	(2)	198,302
Other Assets	7,414	8,042	(7,197	)(3)	9,959
			1,700	(3)

Total Assets	$542,610	$413,207	$406,972		$1,362,789

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and other	$21,616	$12,656	$—		$34,272
Commodity hedging contracts	7,758	21,855	—		29,613
Current portion of long-term debt	500	—	—		500
Other accrued liabilities	5,416	39,001	—		44,417

Total Current Liabilities	35,290	73,512	—		108,802

Long-Term Debt	128,000	18,000	(18,000	)(3)	168,000
			40,000	(3)
Subordinated Note Payable	35,000	—	—		35,000
Term Loan B	49,500	25,000	(25,000	)(3)	49,500
Senior 9 7/8% Notes	—	130,000	—		130,000
New Debt	—	—	135,000	(3)	135,000
Asset Retirement Obligation	13,523	35,187	—		48,710
Deferred Tax Liability	25,433	19,981	(19,981	)(4)	188,433
			163,000	(4)
Other	20,710	6,047	—		26,757
Stockholders’ Equity:
Preferred stock	1	—	—		1
Common stock	40	419	(419	)(3)	59
			19	(3)
Additional Paid-In Capital	264,469	209,311	(209,311	)(3)	501,883
			206,362	(3)
			31,052	(3)
Treasury stock	(36)	(1,937)	1,937	(3)	(36)
Accumulated other comprehensive income	—	(17,866)	17,866	(1)	—
Accumulated deficit	(29,320)	(84,447)	84,447	(3)	(29,320)

	235,154	105,480	131,953		472,587

Total Liabilities and Stockholders’ Equity	$542,610	$413,207	$406,972		$1,362,789

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

Petrohawk Energy Corporation
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Three Months Ended March 31, 2005

						Petrohawk				Petrohawk
	Petrohawk	Royalty	Proton	Proton		Pro	Mission	Merger		Pro Forma
	Historical	Sale	Historical	Adjustments		Forma	Historical	Adjustments(7)		Combined

	(In thousands)
Revenues:
Oil and natural gas	$32,217	$(1,855)	$1,695	$—		$32,057	$34,361	$3,855	(1)	$70,273
Field services and other	109	—	31	—		140	—	—		140

Total revenue	32,326	(1,855)	1,726	—		32,197	34,361	3,855		70,413

Costs and Expenses:
Production:
Lease operations	5,231	—	296	—		5,527	8,125	—		13,652
Production, severance and ad valorem taxes	2,326	(98)	130	—		2,358	2,500	—		4,858
Gathering, transportation and other	—	—	—	—		—	(43)	—		(43)
Field services	47	—	—	—		47	—	—		47
General and administrative	3,300	—	165	—		3,465	3,399	—		6,864
Stock-based compensation	1,579	—	—	—		1,579	—	—		1,579
Depreciation, depletion and amortization	10,625	(606)	288	$(288	)(8)	10,724	10,419	(21,143	)(2)	22,449
				705	(8)			22,449	(2)
Accretion of asset retirement obligations	189	—	2	—		191	420	—		611

Total costs and expenses	23,297	(704)	881	417		23,891	24,820	1,306		50,017

Income (Loss) From Operations	9,029	(1,151)	845	(417)		8,306	9,541	2,549		20,396

Other Income (Expense):
Net loss on derivative contracts	(28,652)	—	(60)	—		(28,712)	—	(3,855	)(1)	(48,510)
								(15,943	)(1)
Interest expense and other	(3,349)	419	(21)	21	(5)	(3,208)	(5,039)	4,272	(5)	(9,945)
				(278	)(5)			(5,970	)(5)

Total other income (expense)	(32,001)	419	(81)	(257)		(31,920)	(5,039)	(21,496)		(58,455)

(Loss) Income Before Income Tax	(22,972)	(732)	764	(674)		(23,614)	4,502	(18,947)		(38,059)

Income Tax Benefit (Provision)	8,720	278	(260)	260	(6)	8,708	(1,666)	(7,042	)(6)	14,463
				(290	)(6)			14,463	(6)

Net (Loss) Income	(14,252)	(454)	504	(704)		(14,906)	2,836	(11,526)		(23,596)

Preferred Dividends	(109)	—	—	—		(109)	—	—		(109)

Net (Loss) Income Applicable to Common Stockholders	$(14,361)	$(454)	$504	$(704)		$(15,015)	$2,836	$(11,526)		$(23,705)

Basic Net Loss Per Common Share	$(0.36)					$(0.38)				$(0.40)
Diluted Net Loss Per Common Share	$(0.36)					$(0.38)				$(0.40)
Weighted Average Shares Outstanding:
Basic	39,980					39,980		19,233(3)		59,213
Fully Diluted	39,980					39,980		19,233(3)		59,213
See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

Petrohawk Energy Corporation
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2004

					Petrohawk
	Petrohawk	Mission	Merger		Pro Forma
	Pro Forma	Historical	Adjustments(7)		Combined

	(In thousands)
Revenues:
Oil and natural gas	$121,952	$128,707	$20,656	(1)	$271,315
Field services and other	446	—	—		446

Total revenue	122,398	128,707	20,656		271,761

Costs and Expenses:
Production:
Lease operations	32,833	29,060	—		61,893
Production, severance and ad valorem taxes	808	9,400	—		10,208
Gathering, transportation and other	—	346	—		346
Field services	168	—	—		168
General and administrative	11,829	12,751	—		24,580
Stock-based compensation	3,529	4,120	—		7,649
Depreciation, depletion and amortization	37,252	44,229	(81,481	)(2)	78,948
			78,948	(2)
Accretion of asset retirement obligations	611	1,202	—		1,813
Other	491	—	—		491

Total costs and expenses	87,521	101,108	(2,533)		186,096

Income From Operations	34,877	27,599	23,189		85,665

Other Income (Expense):
Net gain (loss) on mark-to-market derivative contracts	4,000	—	(23,940	)(1)	(19,940)
Equity income of non-affiliates	85	—	—		85
Investment income	20	—	—		20
Interest expense	(10,146)	(19,818)	19,818	(5)	(34,027)
			(23,881	)(5)
Interest income and other	249	(3,067)	—		(2,818)

Total other income (expense)	(5,792)	(22,885)	(28,003)		(56,680)

Income (Loss) Before Income Tax	29,085	4,714	(4,814)		28,985

Income Tax Provision	(14,138)	(1,765)	15,903	(6)	(10,913)
			(10,913	)(6)

Net Income	14,947	2,949	176		18,072

Preferred Dividends	(445)	—	—		(445)

Net Income Applicable to Common Stockholders	$14,502	$2,949	$176		$17,627

Basic Net Income Per Common Share	$1.34				$0.59
Diluted Net Income Per Common Share	$0.63				$0.40
Weighted Average Shares Outstanding:
Basic	10,809		19,232	(3)	30,042
Fully Diluted	23,854		21,604	(3)	45,458
See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

Petrohawk Energy Corporation
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2004

			Petrohawk/
	Petrohawk	Wynn-Crosby	Wynn-Crosby	Royalty	Proton	Proton		Petrohawk
	Historical	Adjustments	Pro Forma	Sale	Historical	Adjustments		Pro Forma

	(In thousands)
Revenues:
Oil and natural gas	$33,229	$92,313	$125,542	$(11,230)	$7,640	$—		$121,952
Field services and other	348	98	446	—	—	—		446

Total revenue	33,577	92,411	125,988	(11,230)	7,640	—		122,398

Costs and Expenses:
Production:
Lease operations	5,692	25,286	30,978	—	1,855	—		32,833
Production, severance and ad valorem taxes	2,319	(1,124)	1,195	(922)	535	—		808
Gathering, transportation and other	—	—	—	—	—	—		—
Field services	168	—	168	—	—	—		168
General and administrative	7,802	3,137	10,939	—	890	—		11,829
Stock-based compensation	3,529	—	3,529	—	—	—		3,529
Depreciation, depletion and amortization	9,231	28,843	38,074	(3,292)	1,102	(1,102	)(8)	37,252
						2,470	(8)
Accretion of asset retirement obligations	137	456	593	—	18	—		611
Other	—	491	491	—	—	—		491

Total costs and expenses	28,878	57,089	85,967	(4,214)	4,400	1,368		87,521

Income (Loss) From Operations	4,699	35,322	40,021	(7,016)	3,240	(1,368)		34,877

Other Income (Expense):
Net gain (loss) on mark-to-market derivative contracts	7,441	(3,524)	3,917	—	83	—		4,000
Equity income of non-affiliates	—	85	85	—	—	—		85
Investment income	—	20	20	—	—	—		20
Interest expense	(3,178)	(7,816)	(10,994)	2,512	(292)	292	(5)	(10,146)
						(1,664	)(5)
Interest income and other	284	(48)	236	—	13	—		249

Total other income (expense)	4,547	(11,283)	(6,736)	2,512	(196)	(1,372)		(5,792)

Income (Loss) Before Income Tax	9,246	24,039	33,285	(4,504)	3,044	(2,740)		29,085

Income Tax Provision	(1,129)	(11,403)	(12,532)	(460)	(1,035)	1,035	(6)	(14,138)
						(1,146	)(6)

Net Income (Loss)	8,117	12,636	20,753	(4,964)	2,009	(2,851)		14,947

Preferred Dividends	(445)	—	(445)	—	—	—		(445)

Net Income (Loss) Applicable to Common Stockholders	$7,672	$12,636	$20,308	$(4,964)	$2,009	$(2,851)		$14,502

Basic Net Income Per Common Share			$1.88					$1.34
Diluted Net Income Per Common Share			$0.87					$0.63
Weighted Average Shares Outstanding:
Basic			10,809					10,809
Fully Diluted			23,854					23,854
See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
      The unaudited “Petrohawk Pro Forma” financial data has been prepared to give effect to Petrohawk’s acquisition of Wynn-Crosby Energy, Inc. in November 2004 and Proton Oil & Gas Corporation and disposition of certain royalty interests in February 2005. Information under the heading “Merger Adjustments” gives effect to the adjustments related to the acquisition of Mission. The unaudited pro forma consolidated statements are not necessarily indicative of the results of Petrohawk’s future operations.

(1)	To reflect Petrohawk’s recognition of mark-to-market losses associated with derivative liabilities assumed in the merger with Mission. As a result of the business combination, Mission’s costless collars will not qualify for hedge accounting treatment, and, as a result, Petrohawk will continue to recognize mark-to-market gains and losses in future earnings until the collars mature.

(2)	To record the preliminary purchase price allocation to evaluated and unevaluated property and goodwill. These adjustments also adjust depreciation, depletion and amortization expense to give effect to the purchase price allocation using the unit of production method under the full cost method of accounting.

(3)	To record the retirement and issuance of debt and equity instruments, and related costs, in connection with the merger.

(4)	To record the deferred tax position of the combined company, inclusive of the deferred tax gross-up in connection with the merger.

(5)	To adjust interest expense to give effect to the financing activities in connection with the acquisition of Proton Oil & Gas Corporation and the anticipated financing activities in connection with the Mission merger.

(6)	To record income tax expense on the combined company results of operations based on a 38.0% combined federal and state tax rate for the three months ended March 31, 2005 and 37.65% for the year ended December 31, 2004.

(7)	Mission Resources will incur approximately $16.0 million in transaction costs. These costs consist of accounting, consulting and legal fees in addition to costs associated with employee severance. These costs are directly attributable to the transaction and have been excluded from the pro forma financial statements as they represent material nonrecurring charges.

(8)	To adjust depreciation, depletion and amortization expense to give effect to the acquisition of Proton using the unit of production method under the full cost method of accounting.

PRICE RANGE OF COMMON STOCK AND DIVIDENDS
Petrohawk
      Petrohawk common stock is listed on the Nasdaq National Market and traded under the symbol “HAWK.” The following table sets forth, for the calendar quarters indicated, the high and low reported sales prices per share of Petrohawk common stock on the Nasdaq National Market, as adjusted for a one-for-two reverse stock split on May 26, 2004.

	Petrohawk
	Common Stock

Quarter Ended	High	Low
2003

March 31	$2.14	$1.38
June 30	3.30	1.24
September 30	3.04	2.30
December 31	4.72	2.60
2004

March 31	$7.84	$3.70
June 30	9.57	5.50
September 30	8.80	6.40
December 31	9.89	7.85
2005

March 31	$10.98	$7.45
June 30 (through June 24, 2005)	10.45	9.53
Mission
      Mission common stock is listed on the Nasdaq National Market and traded under the symbol “MSSN.” The following table sets forth, for the calendar quarters indicated, the high and low reported sales prices per share of Mission common stock on the Nasdaq National Market.

	Mission
	Common Stock

Quarter Ended	High	Low
2003

March 31	$0.47	$0.22
June 30	1.88	0.25
September 30	2.45	1.30
December 31	2.99	1.62
2004

March 31	$3.32	$2.09
June 30	6.21	3.08
September 30	6.73	4.36
December 31	7.02	5.10
2005

March 31	$7.98	$4.85
June 30 (through June 24, 2005)	7.89	7.17
Petrohawk Future Dividend Policy
      The holders of Petrohawk common stock receive dividends if and when declared by the Petrohawk board of directors out of legally available funds. Petrohawk has never paid any cash dividends on its common stock. Petrohawk does not expect to declare or pay any cash or other dividends in the foreseeable future on our common stock. Holders of its 8% cumulative convertible preferred stock are entitled to receive cumulative dividends at the annual rate of $0.74 per share when and as declared by our board of directors. No dividends may be paid on the common stock unless all cumulative dividends due on all of our 8% cumulative convertible preferred stock have been declared and paid. Petrohawk’s existing revolving credit facility restricts its ability to pay cash dividends on our preferred stock and common stock (other than on its 8% cumulative convertible preferred stock), and Petrohawk may also enter into credit agreements or other borrowing arrangements in the future that restrict our ability to declare cash dividends on its preferred stock and common stock.
COMPARISON OF RIGHTS OF HOLDERS OF PETROHAWK AND MISSION COMMON STOCK
      After the effective time of the merger, to the extent Mission stockholders receive Petrohawk common stock in the merger, the rights of former stockholders of Mission will be determined by reference to Petrohawk’s certificate of incorporation and bylaws and the DGCL. The material differences between the rights of holders of Mission common stock and the rights of holders of Petrohawk common stock, resulting from the differences in their governing documents are summarized below.
      The following summary does not purport to be a complete statement of the rights of holders of Petrohawk common stock under Petrohawk’s certificate of incorporation and bylaws or the rights of the holders of Mission common stock, under Mission’s certificate of incorporation and bylaws, or a complete description of the specific provisions referred to below. This summary contains a list of the material differences but is not meant to be relied upon as an exhaustive list or a detailed description of the provisions discussed and is qualified in its entirety by reference to the governing corporate instruments of Petrohawk and Mission, to which the holders of Mission common stock are referred. Copies of the governing corporate instruments of Petrohawk and Mission are available, without charge, to any person, including any beneficial owner to whom this joint proxy statement/ prospectus is delivered, by following the instructions listed under “Where You Can Find More Information” beginning on page 139 of this document.

Corporate Governance
      Petrohawk. The rights of Petrohawk stockholders are governed by the DGCL and Petrohawk’s certificate of incorporation and bylaws, as amended.
      Mission. The rights of Mission stockholders are governed by the DGCL and Mission’s certificate of incorporation and bylaws, as amended.

Authorized Capital Stock
      Petrohawk. The authorized capital stock of Petrohawk currently consists of 80 million shares of capital stock, comprised of 75 million shares of Petrohawk common stock, par value $0.001 per share and 5 million shares of Petrohawk preferred stock, par value $0.001 per share, 1.5 million shares of which have been designated 8% cumulative convertible preferred stock. Petrohawk is also proposing that its stockholders approve an amendment to its certificate of incorporation to increase Petrohawk’s authorized common stock from 75 million shares to 125 million shares, but the merger is not conditioned on approval of this amendment.
      Mission. The authorized capital stock of Mission consists of 65 million shares of capital stock, comprised of 60 million shares of common stock, par value $0.01 per share and 5 million shares of preferred stock, par value $0.01 per share.

Number and Election of Board of Directors
      Petrohawk. Petrohawk’s certificate of incorporation and bylaws provide that the board of directors of Petrohawk shall have not less than one nor more than eleven members, as such number may be designated by the board of directors from time to time.
      The board of directors of Petrohawk is divided into three classes: Class I, Class II, and Class III. According to Petrohawk’s certificate of incorporation, no one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the authorized number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class III, and if such fraction is two-thirds, one of the extra directors shall be a member of Class II and one of the extra directors shall be a member of Class III, unless otherwise provided from time to time by resolution adopted by the board of directors.
      Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected and until said director’s successor is duly elected and qualified, or until his or her earlier death, resignation or removal; provided, that each initial director in Class I shall serve for a term expiring at Petrohawk’s annual meeting held in 2005; each initial director in Class II shall serve for a term expiring at Petrohawk’s annual meeting held in 2006; and each initial director in Class III shall serve for a term expiring at Petrohawk’s annual meeting held in 2007.
      It is more difficult for stockholders to effect a change in the board of directors when the board is divided into classes because less than a majority of directors are elected at each annual meeting of stockholders and the DGCL provides that when the board is divided into classes, directors may only be removed for “cause”, which generally requires that the director has breached his or her fiduciary duties to the corporation.
      Petrohawk’s board of directors currently has seven members. Pursuant to the merger agreement, upon consummation of the merger, Petrohawk’s board of directors will be expanded to include two members to be designated by the Mission board of directors.
      Mission. Mission’s bylaws provide that the board of directors of Mission shall have not less than three nor more than nine members, as such number may be designated by either resolution of the board of directors or by the stockholders at Mission’s annual meeting. Except for vacancies and newly created directorships resulting from any increase in the authorize number of directors, each director shall be elected at the annual meeting of stockholders and shall hold office until his successor is elected and qualified. Missions bylaws provide that directors may be removed with or without cause. The Mission board of directors currently has five members.

Vacancies and Newly Created Directorships
      Petrohawk. Petrohawk’s certificate of incorporation and bylaws state that, unless and until filled by the stockholders, any vacancy in the board of directors, however occurring, including a vacancy resulting from an enlargement of the board, may be filled by a vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. If there are no directors in office, the vacancies may be filled by the stockholders. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his successor and to his earlier death, resignation or removal.
      Mission. Mission’s bylaws state that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the affirmative vote of a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, an election may be held in a manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), then the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of Petrohawk’s shares then outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

Nominations by Stockholders
      Petrohawk. Petrohawk’s bylaws are silent regarding nomination of persons for election to the board of directors by stockholders.
      Mission. Mission’s bylaws provide that stockholder nominations of persons for election to the board of directors of Mission shall be accepted, and votes cast for a proposed nominee shall be counted by the inspectors of election, if at least ninety days prior to the meeting, Mission’s Secretary receives a statement signed by the proposed nominee stating that he consents the nomination and intends to serve as director if elected. Such statement shall also contain the nominee’s stock ownership in Mission, the nominees’ occupations and business history for the previous five years, other directorships of the nominee and all other information required by the federal proxy rules in effect at the time the nominee submits said statement.
      Because Petrohawk’s bylaws do not require that stockholders nominations for directors be accepted, it may be more difficult for Petrohawk stockholders to nominate persons for election as directors.

Annual Meetings of Stockholders
      Petrohawk. Petrohawk’s bylaws provide that the annual meeting of Petrohawk stockholders shall be held at such date, time and place as may be designated from time to time by resolution of the board of directors. The purpose of the annual meeting shall be to elect members of the board of directors and to transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. Such notice should also detail those matters that the board of directors intends to present for action by the stockholders.
      Petrohawk stockholders are permitted under the Petrohawk bylaws to bring business before the annual meeting of Petrohawk stockholders subject to the following procedural limitations:

(i) the business is brought before the meeting by a stockholder of record entitled to vote at such meeting;

(ii) written notice of such stockholder’s intent to bring such business before such meeting is received by Petrohawk’s Secretary not later than at the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting and the 10th day following the issuance by the Corporation of a press release announcing the meeting date; and

(iii) the notice sets forth: (A) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (B) the name and address of the stockholder who intends to propose such business; (C) a representation that the stockholder is a holder of record of Petrohawk’s shares entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such business; (D) any material interest of the stockholder in such business; and (E) as to the stockholder giving the notice and the beneficial owner, if any, or whose behalf the proposal is made: (y) the name and address of such stockholder and of such beneficial owner and (z) the class and number of Petrohawk’s shares which are owned beneficially and of record by such stockholder and such beneficial owner.

      Mission. Mission’s bylaws provide that the annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting is to be held on such date, place and time as the board of directors of Mission shall fix and set forth in the notice of the meeting. Written notice of the annual meeting shall be given to each stockholder entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. Mission’s bylaws do not contain procedural requirements to bring business before the annual meeting of stockholders.

Special Meetings of Stockholders
      Petrohawk. Petrohawk’s bylaws provide that special meetings of the stockholders, for any purpose or purposes, may be called by the majority vote of the board of directors, the chairman of the board, or by Petrohawk’s chief executive officer and president. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting.
      Mission. Mission’s bylaws provide that special meetings of the stockholders, unless otherwise provided by statute, may only be called by the chairman of the board or a majority vote of the board of directors. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting.

Stockholder Action by Written Consent
      Petrohawk. Petrohawk’s bylaws provide that any action required or permitted to be taken at any annual or special stockholder meeting may be taken without a meeting, without prior notice and without a vote, if consented to in writing by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted. As a consequence, it is possible for stockholders owning a majority of Petrohawk’s common stock to take action without the necessity of an annual or special meeting first being called. Under certain circumstances, such stockholders could take action without notifying Petrohawk’s board or Petrohawk’s other stockholders in advance.
      Mission. Mission’s certificate of incorporation provides that any action required or permitted to be taken at any annual or special stockholder meeting may be taken without a meeting if consented to in writing by all the stockholders entitled to vote thereon.

Power to Amend the Certificate of Incorporation
      Petrohawk. Petrohawk’s certificate of incorporation may be amended, altered changed or repealed by holders of a majority of the outstanding stock entitled to vote on the amendment in the manner and as provided by the DGCL.
      Mission. Mission’s certificate of incorporation provides that it may be amended, altered, changed or repealed in the manner now or thereafter prescribed by statute. The DGCL currently provides for amendment by holders of a majority of the outstanding stock entitled to vote on the amendment.

Power to Amend the Bylaws
      Petrohawk. Petrohawk’s bylaws provide that they may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the board of directors at any regular meeting of the stockholders or of the board of directors, or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new bylaws is contained in the notice of such special meeting.

      Mission. Mission’s certificate of incorporation expressly authorizes the board of directors to make, alter or repeal the bylaws of the corporation. Mission’s bylaws provided that they may also be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the board of directors of Mission at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of the amendment is contained in the notice of such special meeting.
DESCRIPTION OF PETROHAWK CAPITAL STOCK
General
      The authorized capital stock of Petrohawk consists of 75 million shares of Petrohawk common stock, par value $0.001 per share, and 5 million shares of Petrohawk preferred stock, par value $0.001 per share, 1.5 million shares of which have been designated 8% cumulative convertible preferred stock. As of June 13, 2005, 40,141,017 shares of Petrohawk common stock were outstanding, and 598,271 shares of preferred stock were outstanding. As of June 13, 2005, approximately 14.4 million shares of Petrohawk common stock were reserved for issuance upon outstanding warrants and convertible securities and 2.95 million shares of Petrohawk common stock were available for delivery in the future in respect of awards that have been or are authorized to be made under Petrohawk’s stock-based compensation plans.
      The following summary of the terms of the capital stock of Petrohawk is not intended to be complete and is subject in all respects to the applicable provisions of the DGCL, and is qualified by reference to the certificate of incorporation and bylaws of Petrohawk. To obtain copies of these documents, see “Where You Can Find More Information” beginning on page 139 of this document.
Common Stock
      Voting rights. Each share of common stock is entitled to one vote in the election of directors and on all other matters submitted to a vote of stockholders. Stockholders do not have the right to cumulate their votes in the election of directors.
      Dividends, distributions and stock splits. Holders of common stock are entitled to receive dividends if, as and when such dividends are declared by the board of directors out of assets legally available therefore after payment of dividends required to be paid on shares of preferred stock, if any. Petrohawk’s credit facility restricts our ability to pay cash dividends.
      Liquidation. In the event of any dissolution, liquidation, or winding up of Petrohawk’s affairs, whether voluntary or involuntary, after payment of debts and other liabilities and making provision for any holders of its preferred stock who have a liquidation preference, our remaining assets will be distributed ratably among the holders of common stock.
      Fully paid. All shares of common stock outstanding are fully paid and nonassessable.
      Other rights. Holders of common stock have no redemption or conversion rights and no preemptive or other rights to subscribe for Petrohawk securities.
Preferred Stock
      Petrohawk’s board of directors has the authority to issue up to 5 million shares of preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, dividend rates, conversion rates, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series or the designation of that series, which may be superior to those of the common stock, without further vote or action by the stockholders. One of the effects of undesignated preferred stock may be to enable our board of directors to render more difficult or to discourage an attempt to obtain control of Petrohawk by means of a tender offer, proxy contest, merger or otherwise, and as a result to protect the continuity of our management. The issuance of shares of the preferred stock by the board of directors as described above may adversely affect the rights of the holders of common stock. For example, preferred stock issued by Petrohawk may rank superior to the common stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock may discourage bids for Petrohawk common stock or may otherwise adversely affect the market price of its common stock.
8% Cumulative Convertible Preferred Stock
      As of June 13, 2005, 598,271 shares of 8% cumulative convertible preferred stock were outstanding. The 8% cumulative convertible preferred stock entitles holders of such shares to the right to receive quarterly dividends of 8% per annum. The following discussion summarizes some, but not all, of the provisions of the certificate of designation governing the 8% cumulative convertible preferred stock. You should read the certificate of designation incorporated by reference herein, because it, and not this description, defines the rights of holders of the 8% cumulative convertible preferred stock.
      Ranking. The 8% cumulative convertible preferred stock ranks senior to the common stock and any other series of stock with respect to dividend rights and rights upon liquidation, dissolution or winding up.
      Dividend Rights. Each holder of the 8% cumulative convertible preferred stock is entitled to receive cumulative dividends at an annual rate of 8% of the liquidation value per share of 8% Cumulative Convertible preferred stock, or $9.25 per year. The dividends are cumulative from the original issue date of the 8% cumulative convertible preferred stock, whether or not in any period we were legally permitted to pay such dividends or such dividends were declared. Dividends are payable quarterly, within 15 days of the end of the calendar quarters ending March 31, June 30, September 30, and December 31 of each year.
      Petrohawk may not declare or pay any dividend or other distribution to holders of common stock or any other class or series of its stock, unless all accrued and unpaid dividends on the 8% Cumulative Convertible preferred stock have been paid or declared and set apart for payment.
      Liquidation Rights. Upon any liquidation, dissolution or winding up, no distribution will be made to any holders of common stock or any other series of stock, unless the holders of our 8% Cumulative Convertible preferred stock have received an amount equal to $9.25 per share, plus any accrued but unpaid dividends and cumulated dividends, an amount referred to as the liquidation preference. The following transactions will not be deemed to be a liquidation, dissolution or winding up for purposes of determining the rights of holders of the 8% cumulative convertible preferred stock (so long as the holders of 8% cumulative convertible preferred stock have essentially equivalent rights following any such transaction, as determined by Petrohawk’s board of directors in the reasonable exercise of its discretion):

•	a consolidation or merger with or into any other corporation or corporations,

•	a sale of all or substantially all of its assets, or

•	a series of related transactions in which more than 50% of its voting power is disposed of.
      Any other reorganization, consolidation, merger or sale will be deemed to be a liquidation and entitle the holders of the 8% cumulative convertible preferred stock to a liquidation preference.
      Conversion. The 8% cumulative convertible preferred stock is convertible into common stock at the option of a holder at any time. In addition, the 8% cumulative convertible preferred stock automatically converts into common stock effective on the first trading day after the reported high selling price for the common stock is at least 150% of the initial liquidation price, or $13.875 per share, for any 10 trading days. Initially, each share of 8% cumulative convertible preferred stock is convertible at a rate of one-half share of common stock for each share of 8% cumulative convertible preferred stock converted, although this conversion rate is subject to adjustment in certain circumstances, including stock splits or combinations of our common stock.

      The holder of any shares of 8% cumulative convertible preferred stock may exercise the conversion right by surrendering to Petrohawk or its transfer agent the certificate or certificates for the shares to be converted, though in the case of an optional conversion, the holder must first give Petrohawk notice that such holder elects to convert. Petrohawk will deliver to such holder the certificate or certificates for the number of shares of its common stock to which the holder is entitled. In the case of an optional conversion, conversion will be deemed to have been effected immediately prior to the close of business on the day Petrohawk receives notice of conversion; otherwise, conversion will be deemed to have occurred at the close of business on the day the automatic conversion occurs.
      No fractional shares of common stock will be issued upon conversion of shares of 8% cumulative convertible preferred stock. All shares, including fractional shares, of common stock issuable to a holder of 8% cumulative convertible preferred stock will be aggregated. If after such aggregation, the conversion would result in the issuance of a fractional share of common stock, the fraction will be rounded up or down to the nearest whole number of shares.
      Upon any reorganization or reclassification of Petrohawk’s capital stock or any consolidation or merger of Petrohawk with or into another company or any sale of all or substantially all of its assets to another company, and if such transaction is not treated as a liquidation, dissolution or winding up, Petrohawk or such successor entity, as the case may be, will make appropriate provision so that each share of 8% cumulative convertible preferred stock then outstanding will be convertible into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale, reclassification, change or conveyance by a holder of the number of shares of common stock into which such share of 8% cumulative convertible preferred stock might have been converted immediately before such transaction, subject to such adjustment which will be as nearly equivalent as may be practicable to the adjustments described above. These provisions will similarly apply to successive consolidations, mergers, conveyances or transfers.
      Redemption. Petrohawk has the unilateral right to redeem all or any of the outstanding 8% cumulative convertible preferred stock from the date of issuance; however, it must pay a premium for any shares of 8% cumulative convertible preferred stock redeemed on or before June 2006. The holders of the 8% cumulative convertible preferred stock will be entitled to a liquidation preference equal to the stated value of the 8% cumulative convertible preferred stock plus any unpaid and accrued dividends through the date of any liquidation or dissolution. At June 13, 2005, the liquidation preference was approximately $5.5 million.
      Petrohawk may purchase shares of 8% cumulative convertible preferred stock from the holders of such shares on such terms as may be agreeable among the holders and Petrohawk, so long as Petrohawk is not in default of our obligations to holders of 8% cumulative convertible preferred stock, and any such purchase does not adversely affect other holders of outstanding 8% cumulative convertible preferred stock.
      Consent Rights and Voting Rights. Petrohawk must receive the approval of the holders of a majority of the 8% cumulative convertible preferred stock to undertake any of the following:

•	modify its certificate of incorporation or bylaws so as to amend or change any of the rights, preferences or privileges of, or applicable to, the 8% cumulative convertible preferred stock;

•	authorize or issue any other preferred equity security senior to any of the rights or preferences applicable to the 8% cumulative convertible preferred stock; or

•	purchase or otherwise acquire for value any of its common stock or other equity security while there exists any arrearages in the payment of dividends to the holders of the 8% Cumulative Convertible preferred stock.
      The holders of Petrohawk’s 8% cumulative convertible preferred stock may vote with the holders of common stock on all matters presented to the stockholders for a vote. Each holder of our 8% Cumulative Convertible preferred stock is entitled to a number of votes on any matter equal to the whole number of shares of common stock into which one share of our 8% cumulative convertible preferred stock is convertible as of the record date for any vote by Petrohawk’s stockholders.

PROPOSED AMENDMENT TO PETROHAWK’S CERTIFICATE OF INCORPORATION
      Petrohawk presently is authorized to issue 75 million shares of common stock and 5 million shares of preferred stock. As of June 13, 2005, 40,141,017 shares of Petrohawk common stock were issued and outstanding. A total of 2.95 million shares of Petrohawk common stock were available for delivery in the future in respect of awards that have been or are authorized to be made under Petrohawk’s stock-based compensation plans. As of June 13, 2005, 598,271 shares of 8% cumulative convertible preferred stock of Petrohawk were issued and approximately 19.234 million shares of Petrohawk common stock will be issued in the merger upon the conversion of Mission common stock. Approximately 1.8 million shares of Petrohawk common stock will be issued in the event that any additional shares of Mission common stock are issued in accordance with the merger agreement pursuant to the exercise of Mission stock options.
      The Petrohawk board of directors has approved an amendment to Petrohawk’s certificate of incorporation to increase the number of authorized shares of Petrohawk common stock from 75 million to 125 million. Petrohawk has a sufficient number of authorized shares under Petrohawk’s certificate of incorporation to complete the merger, and approval of the amendment to increase the number of authorized shares of common stock is not a condition to the merger; however, Petrohawk may not have sufficient authorized and unissued shares of common stock following the merger to permit the conversion or exercise of all of its convertible securities, warrants, or options under its stock option plans if the amendment is not approved by stockholders.
      The Petrohawk board of directors believes that an increase is advisable and in the best interests of Petrohawk and Petrohawk stockholders. Following the merger, in the event that the amendment to Petrohawk’s certificate of incorporation is not approved, Petrohawk will have approximately 16 million authorized and unissued shares of Petrohawk common stock. In addition, Petrohawk will have outstanding securities convertible or exercisable for a total of approximately 20.4 million shares of Petrohawk common stock, including approximately 1.8 million shares that will be issued upon exercise of Mission stock options converted in the merger. The Petrohawk board of directors believes that an increase in authorized shares of Petrohawk common stock to 125 million will give Petrohawk greater flexibility in the future by allowing Petrohawk the latitude to declare stock dividends or stock splits, to use its common stock to acquire other assets (for example, the merger), or to issue its common stock for other corporate purposes, including stock dividends, raising additional capital, issuance pursuant to employee and director stock plans and possible future acquisitions. Although Petrohawk will not be in breach or default under any of its agreements immediately following the merger, Petrohawk will have outstanding securities that are exercisable or convertible into more shares of Petrohawk common stock than are presently authorized. Increasing the authorized number of shares of common stock will prevent a breach or default, in absence of renegotiation, in the event that all such securities are exercised or converted in the future. There are no current plans, understandings or arrangements for issuing a material number of additional shares of Petrohawk common stock from the additional shares proposed to be authorized pursuant to the amendment.
      The issuance of shares of Petrohawk common stock, including the additional shares that would be authorized if the proposed amendment is adopted, may dilute the present equity ownership position of current holders of Petrohawk common stock and may be made without stockholder approval, unless otherwise required by applicable laws or stock exchange regulations. The amendment might also have the effect of discouraging an attempt by another person or entity through the acquisition of a substantial number of shares of Petrohawk common stock, to acquire control of Petrohawk with a view to consummating a merger, sale of all or any part of Petrohawk’s assets, or a similar transaction, because the issuance of new shares could be used to dilute the stock ownership of such person or entity.
      All shares of Petrohawk common stock, including those now authorized and those that would be authorized by the proposed amendment to Petrohawk’s certificate of incorporation, are equal in rank and have the same voting, dividend and liquidation rights. Holders of Petrohawk common stock do not have preemptive rights.

      The Petrohawk board of directors unanimously recommends that Petrohawk stockholders vote “FOR” approval of the amendment to Petrohawk’s certificate of incorporation.
      To effect the increase in authorized shares of Petrohawk common stock, it is proposed that the first sentence of Article Fourth of Petrohawk’s Certificate of Incorporation be amended to read in its entirety as follows:

“The aggregate number of shares of stock the Corporation is authorized to issue is 125,000,000 shares of a class designated as common stock par value $0.001 per share, and 5,000,000 shares of a class designated as preferred stock, par value $0.001 per share, and the relative rights of the shares of each class are as follows:”
      The affirmative vote of the holders of a majority of the outstanding shares of Petrohawk common stock and preferred stock, voting together as a single class, is required to approve the amendment to Petrohawk’s certificate of incorporation. Unless a contrary choice is specified, proxies solicited by the Petrohawk board of directors will be voted for the amendment.
ELECTION OF PETROHAWK DIRECTORS
      Petrohawk’s Amended and Restated Bylaws specify that the authorized number of directors of Petrohawk shall not be less than one and not more than eleven. As of the date of this joint proxy statement/prospectus, Petrohawk’s board of directors consists of seven directors, four of whom have been determined to be independent directors as set forth in Nasdaq Marketplace Rule 4200(a)(15). As discussed more fully below, two of Petrohawk’s current directors, Messrs. Wilson and Bridwell, have been nominated for reelection at Petrohawk’s 2005 Annual Meeting because of the expiration of the term of their class, Class I, on Petrohawk’s classified Board of Directors.
      The Petrohawk board of directors unanimously recommends that Petrohawk stock holders vote “FOR” all nominees.
      In addition to the elections of Mr. Wilson and Mr. Bridwell, pursuant to the terms of the merger agreement, upon closing of the merger, Petrohawk’s board of directors will increase the number of board members from seven to nine. Under the merger agreement, Petrohawk’s board of directors has agreed to appoint two additional directors, designated by Mission, to Petrohawk’s board of directors, which will consist of one Class I director whose term will expire in 2008 and one Class II director whose term will expire in 2006. One of the requirements relating to Mission’s designation of individuals for appointment to Petrohawk’s board of directors, however, is that such individuals would be considered “independent directors” under Nasdaq rules and SEC regulations once appointed to Petrohawk’s board of directors.
      Directors are elected by plurality vote of the shares present at the annual meeting, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. Any shares not voted (whether by withholding the vote, broker non-vote or otherwise) have no impact in the election of directors, except to the extent the failure to vote for an individual results in another candidate receiving a larger number of votes in person and represented by proxy at the annual meeting. If you sign your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted for Messrs. Wilson and Bridwell.
      Prior to the merger, the board of directors has established the number of directors at seven. If either nominee becomes unavailable for any reason, Petrohawk’s board of directors may propose a substitute nominee and the shares represented by proxy will be voted for any substitute nominee, unless the board reduces the number of directors. The board has no reason to expect that either nominee will become unavailable.

      The following table sets forth the names and ages of all directors and director nominees for election, the length of their continuous service as a director of Petrohawk, their membership in board committees, and the positions in Petrohawk held by them:

				Expiration of
Directors	Since	Age	Position	Term

Floyd C. Wilson	May 2004	58	Chairman of the Board, President Chief Executive Officer, Director and Director Nominee	2005
Tucker S. Bridwell(1)(2)(3)	May 2004	53	Director and Director Nominee	2005
James L. Irish III(1)	May 2004	59	Director	2006
David B. Miller(2)	May 2004	54	Director	2007
D. Martin Phillips(3)	May 2004	50	Director	2007
Daniel A. Rioux(2)(3)	July 2004	36	Director	2007
Robert C. Stone, Jr.(1)	September 2000	55	Director	2006

(1)	Member of the audit committee

(2)	Member of the compensation committee

(3)	Member of the nominating committee
      Petrohawk’s Board of Directors recommends a vote FOR the election to the Board of Directors of both of the following nominees who were recommended for reelection by Petrohawk’s nominating committee:
      Floyd C. Wilson was elected as the Chairman of the Board, President and Chief Executive Officer, and appointed Director, of Petrohawk on May 25, 2004 and was elected as a director on July 15, 2004. He is an owner, President and Chief Executive Officer of PHAWK, LLC which he founded in June 2003. Mr. Wilson was the Chairman and Chief Executive Officer of 3TEC Energy Corporation from August 1999 until its merger with Plains Exploration & Production Company in June 2003. Mr. Wilson founded W/ E Energy Company L.L.C., formerly known as 3TEC Energy Company L.L.C. in 1998 and served as its President until August 1999. Mr. Wilson began his career in the energy business in Houston, Texas in 1970 as a completion engineer. He moved to Wichita, Kansas in 1976 to start an oil and gas operating company, one of several private energy ventures which preceded the formation of W/ E Energy Company L.L.C. Mr. Wilson founded Hugoton Energy Corporation in 1987, and served as its Chairman, President and Chief Executive Officer. In 1994, Hugoton completed an initial public offering and was merged into Chesapeake Energy Corporation in 1998.
      Tucker S. Bridwell was appointed as a director of Petrohawk on May 25, 2004 and was elected as a director on July 15, 2004. Mr. Bridwell has been the President of Mansefeldt Investment Corporation and the Dian Graves Owen Foundation since September 1997 and manages investments for both entities. He has been in the energy business in various capacities for over 25 years. Mr. Bridwell served as chairman of First Permian, LLC from 2000 until its sale to Energen Corporation in April 2002. He is a certified public accountant and holds B.B.A and M.B.A degrees from Southern Methodist University.
      The following briefly describes the background and business experience of Petrohawk’s remaining five directors whose terms do not expire at the 2005 annual meeting:
      James L. Irish III was appointed as a director of Petrohawk on May 25, 2004 and was elected as a director on July 15, 2004. Mr. Irish served as a director of 3TEC Energy Corporation from 2002 until June 2003. Mr. Irish is currently of counsel with Thompson & Knight LLP, a Texas based law firm. Mr. Irish has been an attorney with Thompson & Knight LLP serving in various capacities, including Managing Partner, since 1969.

      David B. Miller was appointed as a director of Petrohawk on May 25, 2004 and was elected as a director on July 15, 2004. He is Senior Managing Director and co-founder of EnCap Investments L.P., an investment management and merchant banking firm focused on the upstream and midstream sectors of the oil and gas industry that was founded in 1988. Prior to the formation of EnCap Investments L.P., Mr. Miller co-founded and served as President and Managing General Partner of PMC Reserve Acquisition Company, a partnership with Pitts Energy Group. Prior to the establishment of EnCap, Mr. Miller served as Co-Chief Executive Officer of MAZE Exploration Inc., a Denver, Colorado, based oil and gas company he co-founded in 1981. Before forming MAZE, Mr. Miller was a Vice President in the Energy Department of Republic National Bank of Dallas from 1974 to 1980. Mr. Miller served as a director of 3TEC Energy Corporation from 1999 until June 2003 and of Denbury Resources, Inc. from July, 2001 to February, 2004. Mr. Miller holds M.B.A. and B.B.A. degrees from Southern Methodist University, and he currently sits on the Executive Board of the Edwin L. Cox School of Business at SMU. EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P., which are members of PHAWK and which are indirectly controlled by EnCap Investments L.P. have the contractual right to nominate a majority of the members of the board of directors of PHAWK pursuant to PHAWK’s limited liability agreement.
      D. Martin Phillips was appointed as a director of Petrohawk on May 25, 2004 and was elected as a director on July 15, 2004. Mr. Phillips is Senior Managing Director and Principal of EnCap Investments L.P., an investment management and merchant banking firm focused on the upstream and midstream sectors of the oil and gas industry that was founded in 1988. Prior to joining EnCap in 1989, from 1978 to 1989, Mr. Phillips served in various management capacities with NCNB Texas National Bank, including as Senior Vice President in the Energy Banking Group. Mr. Phillips served as a director of 3TEC Energy Corporation from 1999 until June 2003 and of Plains Resources, Inc. from June, 1998 to June, 2004. Mr. Phillips holds M.B.A. and B.S. degrees from Louisiana State University. Mr. Phillips also attended the Stonier Graduate School of Banking at Rutgers University. EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P., which are members of PHAWK and which are indirectly controlled by EnCap Investments L.P. have the contractual right to nominate a majority of the members of the board of directors of PHAWK pursuant to PHAWK’s limited liability agreement.
      Daniel A. Rioux was elected as a member of Petrohawk’s board of directors on July 15, 2004. Mr. Rioux is the Vice President and Treasurer of Liberty Energy Holdings, LLC, which invests in oil and gas exploration and production, as well as related private equity transactions, on behalf of its insurance company parent. Prior to joining Liberty Energy Holdings, LLC, Mr. Rioux was Vice President of Liberty Energy Corporation, now a subsidiary of Liberty Energy Holdings, LLC, which invests in oil and gas exploration and production, as well as related private equity transactions, on behalf of its insurance company parent. Mr. Rioux holds a B.S. in Finance from Bryant College and an M.B.A from Babson College (F.W. Olin School of Business).
      Robert C. Stone, Jr. has served as a director of Petrohawk since September 2000 and was reelected as a director on July 15, 2004. Currently, Mr. Stone serves as Senior Vice President/ Manager of Energy Lending at Whitney National Bank in New Orleans, Louisiana and has been employed there since 2000. Prior to this position, Mr. Stone was Manager of Energy Technical Services, Energy/ Maritime Division at Hibernia National Bank from 1998 to 2000 that included evaluation responsibilities for all syndicated and direct lending E&P segment clients. Mr. Stone has held senior management positions in energy banking for over 20 years, with emphasis on small-cap, public and private producers. His experience includes underwriting and managing senior debt, mezzanine and private equity to the independent sector. He began his banking career as an engineer with First National Bank of Commerce in New Orleans in 1983 after working in various engineering positions with Exxon Company, U.S.A. for seven years. He was also a Founding Governor of the City Energy Club of New Orleans and is involved with many civic organizations in New Orleans where he still resides. Mr. Stone holds both a B.S. and M.S. in Engineering from the University of Houston.
      All of Petrohawk’s current directors, except for Mr. Stone, were originally nominated to serve in such capacity, at least in part, due to their affiliation with PHAWK, LLC, which acquired control of Petrohawk in May of 2004. None of Petrohawk’s directors or director nominees currently serve as directors of any other company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirement of section 15(d) of such act or any company registered as an investment company under the Investment Company Act of 1940, as amended. Additionally, none of the events identified in Item 401(f) of Regulation S-K that are material to an evaluation of the ability or integrity of any director or director nominee have occurred during the past five years with respect to any such individual.
Board of Directors; Independence and Corporate Governance
      On June 3, 2004, Petrohawk’s board of directors adopted Petrohawk’s Corporate Governance Guidelines, a copy of which is posted on Petrohawk’s website at www.petrohawk.com. The Corporate Governance Guidelines set forth Petrohawk’s policy with respect to qualifications of the members of the board of directors and its audit, compensation, and nominating committees, and director responsibilities. The Corporate Governance Guidelines also set forth Petrohawk’s categorical standards policy regarding director independence, to assist Petrohawk’s board of directors in determining director independence under the applicable NASDAQ rules and federal laws. Under the NASDAQ Marketplace Rules and Petrohawk’s Corporate Governance Guidelines, as of December 31, 2004 and due to the conversion of Petrohawk’s Series B preferred stock into shares of Petrohawk common stock, Petrohawk ceased being a “Controlled Company” within the definition provided in the NASDAQ Marketplace Rules, and therefore, Petrohawk’s board of directors will be required to be comprised of a majority of directors who meet the criteria for independence required by the applicable NASDAQ rules by December 31, 2005. As required under the NASDAQ Marketplace Rules and Petrohawk’s Corporate Governance Guidelines, all of the members of Petrohawk’s audit committee must be and are currently “independent” directors, subject to heightened independence requirements pursuant to the applicable NASDAQ rules and federal law. Petrohawk’s board of directors has determined that each of Messrs. Bridwell, Irish, Rioux and Stone is an independent director satisfying all the requirements for “independence” set forth in the NASDAQ Marketplace Rules and consistent with Petrohawk’s Corporate Governance Guidelines. Pursuant to NASDAQ Marketplace Rule requirements, Petrohawk’s nominating and compensation committees are currently comprised of a majority of “independent directors.” Messrs. Bridwell, Irish and Stone are the members of Petrohawk’s board’s audit committee and also satisfy “independence” requirements as set forth in applicable federal law.
Board Meetings and Committees
      During 2004, 12 meetings of Petrohawk’s board of directors were held. All directors who served on Petrohawk’s board during 2004 attended at least 75% of the total meetings of the board and each committee on which they serve. Petrohawk’s directors also took action by unanimous written consent on six occasions. Prior to the closing of the PHAWK, LLC recapitalization on May 25, 2004, whereby PHAWK obtained control over Petrohawk, the board had an executive committee, an audit committee, a compensation committee and a nominating committee. On May 25, 2004, the executive committee of the board was eliminated, and the following committees of the board were reestablished: the audit committee, the compensation committee and the nominating committee. Petrohawk’s Corporate Governance Guidelines require Petrohawk’s independent directors to hold periodic executive sessions (in accordance with applicable NASDAQ rules).
Executive Committee
      Until May 25, 2004, Petrohawk’s board of directors had an executive committee whose purpose was to formulate and implement recommendations, strategies and actions, which were intended to support and protect stockholder value. This committee was comprised of three voting members: Messrs. Robert E. Davis, Jr., Robert C. Stone, Jr. and David A. Wilkins. This committee did not meet during 2004 and was dissolved on May 25, 2004.

Audit Committee
      Petrohawk’s board of directors has established an audit committee whose purpose is to oversee its financial reporting and controls and to recommend to the board each year the appointment of an independent auditor. This committee met on five occasions during 2004. On May 25, 2004, Messrs. Davis and Melman resigned as members of Petrohawk’s audit committee, and in addition to Mr. Stone, the following members of its board of directors were appointed and currently serve on the audit committee: Messrs. Tucker S. Bridwell and James L. Irish III. Mr. Irish is the current chairman of the audit committee. Petrohawk’s board of directors adopted a new written charter for the audit committee on June 3, 2004. A copy of the audit committee charter is posted on Petrohawk’s website at www.petrohawk.com. In accordance with the audit committee’s charter, the primary functions of the audit committee are to monitor internal accounting controls and financial reporting practices, review financial statements and related information, select and retain Petrohawk’s independent auditors, review and evaluate the performance, services, and fees of the independent auditors, pre-approve all audit and permitted non-audit services to be provided by the independent auditors, monitor the independence of the independent auditors, and produce a report for inclusion in Petrohawk’s proxy statement. Petrohawk’s independent auditors report directly to the audit committee. Additionally, the audit committee discusses with management Petrohawk’s earnings releases, including the use of pro-forma financial information, and the information and earnings guidance provided to analysts and rating agencies. The audit committee also reviews and discusses quarterly reports from independent auditors regarding critical accounting policies and practices, alternative treatments of financial information within generally accepted accounting principles, and other material written communication between the independent auditors and management.
      Petrohawk’s board of directors has determined that each of the current members of the audit committee is independent for purposes of serving on the audit committee under the applicable NASDAQ rules and federal law, and otherwise meets the requirements of the audit committee charter, the applicable NASDAQ rules, and the Corporate Governance Guidelines applicable to audit committee members. Petrohawk’s board of directors has also determined that each current member of the audit committee is financially literate under the applicable NASDAQ rules and that Mr. Stone qualifies as an “audit committee financial expert” under such NASDAQ rules and Item 401(a) of Regulation S-K.
Compensation Committee
      Petrohawk’s board of directors established a compensation committee of the board of directors. The compensation committee is responsible for formulating and recommending to the full board of directors the compensation paid to Petrohawk’s executive officers, and to produce an annual report for inclusion in Petrohawk’s proxy statement. The compensation committee also administers Petrohawk’s stock option plans, including the Amended and Restated 1999 Incentive and Nonstatutory Stock Option Plan, the 2004 Non-Employee Director Incentive Plan, and the 2004 Employee Incentive Plan. Until May 25, 2004, the committee consisted of Messrs. Robert C. Stone, Jr., Robert E. Davis, Jr., and Rolf N. Hufnagel. In connection with the closing of the PHAWK transaction on May 25, 2004, Messrs. Stone, Davis and Hufnagel resigned as members of the compensation committee, and were replaced by Messrs. Tucker S. Bridwell and David B. Miller. On July 15, 2004, Mr. Daniel A. Rioux was appointed as an additional member of the compensation committee. The current members of the compensation committee are Messrs. Miller, Bridwell and Rioux with Mr. Miller serving as the current chair of the compensation committee. Petrohawk’s board of directors has determined that each of the current members of the compensation committee is a “non-employee director” in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and an “outside director” in accordance with Section 162(m) of the Internal Revenue Code, as required in the compensation committee charter. Petrohawk’s board of directors has also determined that Messrs. Bridwell and Rioux, who comprise a majority of the compensation committee are “independent” pursuant to the applicable NASDAQ rules and federal law. This committee met one time and took action by unanimous written consent two times during 2004. Petrohawk’s board of directors adopted a new written charter for the compensation committee on May 25, 2004. A copy of the compensation committee charter is posted on Petrohawk’s website at www.petrohawk.com.

Nominating Committee
      Petrohawk’s board of directors established a nominating committee of the board of directors in October of 2002. Until May 25, 2004, the nominating committee consisted of Messrs. Robert C. Stone, Jr., Robert E. Davis, Jr., and David A. Melman, and the committee did not have a written charter nor had it developed a policy with regard to the consideration of any director candidates recommended by stockholders or the qualifications the nominees for directors should possess. In connection with the closing of the PHAWK transaction on May 25, 2004, Messrs. D. Martin Phillips and Tucker S. Bridwell were appointed as the new members of the nominating committee, and the board of directors adopted a new written charter for the nominating committee. A copy of the nominating committee charter is posted on Petrohawk’s website at www.petrohawk.com. The board of directors appointed Mr. Daniel A. Rioux as an additional member of the nominating committee on March 29, 2005. The current members of the nominating committee are Messrs. Phillips, Bridwell and Rioux with Mr. Phillips serving as chair of the nominating committee. The committee met two times in 2004. The primary functions of the nominating committee are to recommend candidates to the board of directors as nominees for election at the annual meeting of stockholders or to fill vacancies as they may occur, and to perform an annual performance evaluation of the board of directors. This committee will also review candidates suggested for nomination by the stockholders. With respect to procedures for stockholders to suggest candidates for consideration by the committee for the 2006 annual meeting of stockholders, see “—Board of Directors; Corporate Governance Matters — Nomination Process” and “—Submission of Stockholder Proposals for the 2006 Annual Meeting of Stockholders”. Petrohawk’s board of directors has also determined that Messrs. Bridwell and Rioux, who comprise a majority of the nominating committee, are “independent” pursuant to applicable NASDAQ rules.
Board of Directors; Corporate Governance Matters

Code of Ethics and Code of Conduct
      Petrohawk’s board of directors has adopted a code of ethics for its chief executive officer and senior financial officers and a code of conduct for all directors, officers, and employees of Petrohawk. Petrohawk’s code of ethics was filed with the Securities and Exchange Commission (“SEC”) as an exhibit to Petrohawk’s annual report on Form 10-K/ A on April 20, 2004, and is available on the SEC’s website at www.sec.gov or on Petrohawk’s website at www.petrohawk.com. Petrohawk’s code of conduct was adopted by its current board of directors on June 7, 2004, and is available on Petrohawk’s website at www.petrohawk.com. Petrohawk is required to promptly disclose any amendments to, or waivers under, the codes with respect to executive officers and directors, in accordance with applicable federal law. Petrohawk will also provide any person, without charge, a copy of the code of ethics and the code of conduct. Requests for a copy of the code of ethics or the code of conduct may be made by writing to Petrohawk at Petrohawk Energy Corporation, 1100 Louisiana, Suite 4400, Houston, Texas 77002, Attention: Chief Ethics Officer.

Nomination Process
      Petrohawk’s nominating committee has been established to review possible candidates for nomination to the board of directors and to recommend candidates for nomination to the board for approval. The committee and the board have adopted the Corporate Governance Guidelines that describe specific traits, abilities, and experience for which the committee and the board look in determining candidates for election to the board. Among the standards and qualifications the committee and the board seek are individuals of high ethical character who share in the values of Petrohawk. They also seek individuals with a variety of experience, including chief executive officers, entrepreneurs, independent business owners, licensed attorneys, and certified public accountants. Additionally, the board is expected to have some members with specialized skills in the oil and gas exploration and development industry, including individuals with strong technical backgrounds. Absent special circumstances, Petrohawk is generally of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving Petrohawk the benefit of the familiarity and insight into Petrohawk’s affairs that the directors have accumulated during their tenure, while contributing to the board’s ability to work as a collective body. Accordingly, it is the general policy of the committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the committee’s membership on the board, whom the committee believes will continue to make important contributions to the board and who consent to stand for reelection, and if reelected, continue their service on the board. The nominating committee is responsible for assessing the appropriate mix of skills and characteristics required of directors in the context of perceived needs of the board at any given point in time and will review and update the criteria as deemed necessary. A copy of the Corporate Governance Guidelines can be found on Petrohawk’s website at www.petrohawk.com.
      Petrohawk’s nominating committee considers suggestions from many sources, including management, directors, stockholders, and stockholders with contractual rights to nominate and appoint directors, regarding possible candidates for nomination to the board of directors. Any such suggestion by a stockholder for consideration by the committee for nomination as a candidate to be elected at an upcoming annual meeting of stockholders should be submitted to the nominating committee in writing, c/o David S. Elkouri, Secretary, at 1100 Louisiana, Suite 4400, Houston, Texas, 77002. The information should include the name and address of the stockholder suggesting the individual as they appear on Petrohawk’s books, the number and class of shares owned beneficially and of record by the stockholder, the suggested individual’s name and address, a description of all arrangements or understandings (if any) between the stockholder and the individual being suggested for the committee’s consideration, the information about the individual being suggested that would be required to be included in a proxy statement filed with the Securities and Exchange Commission, and an indication of the individual’s willingness to be named as a nominee and to serve as a director of Petrohawk if nominated by the committee and the board. The recommendation must be accompanied by the candidate’s written consent to being named in Petrohawk’s proxy statement as a nominee for election to the board of directors and to serving as a director, if elected. The recommendation and the director candidate’s written consent must be provided to Petrohawk for an annual meeting of stockholders in accordance with the provisions of “Submission of Stockholder Proposals for the 2006 Annual Meeting of Stockholders” below. Petrohawk may also require any proposed nominee to furnish such other information as Petrohawk or the committee may reasonably require to determine the eligibility of the nominee to serve as a director. For the deadline for stockholder suggestions of individuals to be considered by the committee for nomination as a candidate to be elected at the 2006 annual meeting of stockholders, see “Submission of Stockholder Proposals for the 2006 Annual Meeting of Stockholders”. Possible candidates who have been suggested by stockholders are evaluated by the nominating committee in the same manner as are other possible candidates. The committee has not yet retained a third-party search firm to identify candidates at this time, but may do so in the future in its discretion.
      The committee did not receive any stockholder recommendations for nomination to the Board in connection with this year’s annual meeting. The nominating committee has recommended Messrs. Wilson and Bridwell, who are current Class I directors, for reelection as the term of their class, Class I, is expiring on Petrohawk’s classified board of directors.

Communications with the Board
      Stockholders may communicate concerns to any specific director, board committee, or to the full board of directors by sending letters addressed to the directors at Petrohawk Energy Corporation, 1100 Louisiana, Suite 4400, Houston, Texas 77002, Attention: Chief Ethics Officer. Petrohawk’s Chief Ethics Officer will then forward the communication to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Executive Sessions
      Petrohawk’s Corporate Governance Guidelines provide that the independent directors will hold executive sessions at least twice annually with only independent directors present. The chairman of the audit committee is expected to preside over executive sessions. The Corporate Governance Guidelines also provide that non-employee directors may meet periodically in executive session without management present.

Board Attendance of Stockholder Meetings
      Historically, Petrohawk has held board meetings at the time of its annual meetings of stockholders and has informally encouraged its directors to attend the annual meeting of stockholders. Petrohawk had no formal policy in this regard until the adoption of Petrohawk’s Corporate Governance Guidelines on June 3, 2004. Petrohawk’s Corporate Governance Guidelines provide that Petrohawk’s directors are encouraged to attend annual meetings of Petrohawk’s stockholders.
Management
      The following table sets forth the names and ages of our executive officers, the length of their service as officers and the positions in Petrohawk held by them.

Executive Officers	Since	Age	Position

Floyd C. Wilson	May 2004	58	Chairman of the Board, President and Chief Executive Officer
Stephen W. Herod	May 2004	46	Vice President — Corporate Development
Shane M. Bayless	May 2004	38	Vice President — Chief Financial Officer and Treasurer
Richard K. Stoneburner	May 2004	51	Vice President — Exploration
Larry L. Helm	July 2004	57	Vice President — Chief Administrative Officer
Richard H. Smith	November 2004	47	Vice President — Land
Mark J. Mize	November 2004	33	Controller
      Our executive officers are appointed to serve until the meeting of the board of directors following the next annual meeting of stockholders and until their successors have been elected and qualified. The following information is provided about our current executive officers:
      Floyd C. Wilson was appointed as the Chairman of the Board, President, Chief Executive Officer and Director of Petrohawk on May 25, 2004. He is an owner, President and Chief Executive Officer of PHAWK, LLC (formerly Petrohawk Energy, LLC) which he founded in June 2003. Mr. Wilson was the Chairman and Chief Executive Officer of 3TEC Energy Corporation from August 1999 until its merger with Plains Exploration & Production Company in June 2003. Mr. Wilson founded W/ E Energy Company L.L.C., formerly known as 3TEC Energy Company L.L.C. in 1998 and served as its President until August 1999. Mr. Wilson began his career in the energy business in Houston in 1970 as a completion engineer. He moved to Wichita in 1976 to start an oil and gas operating company, one of several private energy ventures which preceded the formation of W/ E. Mr. Wilson founded Hugoton Energy Corporation in 1987, and served as its Chairman, President and Chief Executive Officer. In 1994, Hugoton completed an initial public offering and was merged into Chesapeake Energy Corporation in 1998.
      Stephen W. Herod was appointed as Vice President — Corporate Development of Petrohawk on May 25, 2004. He was employed by PHAWK from its formation in June 2003 until May 2004. He served as Executive Vice President — Corporate Development for 3TEC Energy Corporation from December 1999 until its merger with Plains Exploration & Production Company in June 2003 and as Assistant Secretary from May 2001 until June 2003. Mr. Herod served as a director of 3TEC from July 1997 until January 2002. Mr. Herod served as the Treasurer of 3TEC from 1999 until 2001. From July 1997 to December 1999, Mr. Herod was Vice President — Corporate Development of 3TEC. Mr. Herod served as

President and a director of Shore Oil Company from April 1992 until the merger of Shore with 3TEC’s predecessor in June 1997. He joined Shore’s predecessor as Controller in February 1991. Mr. Herod was employed by Conquest Exploration Company from 1984 until 1991 in various financial management positions, including Operations Accounting Manager. From 1981 to 1984, Superior Oil Company employed Mr. Herod as a financial analyst.
      Shane M. Bayless was appointed as Vice President — Chief Financial Officer and Treasurer of Petrohawk on May 25, 2004. He was employed by PHAWK from its formation in June 2003 until May 2004. He was Vice President and Controller of 3TEC from July 2000 until 3TEC’s merger with Plains Exploration & Production Company in June 2003. Mr. Bayless served as the Treasurer of 3TEC from March 2001 until June 2003. Prior to joining 3TEC, Mr. Bayless was employed by Encore Acquisition Company as Vice President and Controller from 1998 to 2000. Mr. Bayless worked as the Controller from 1996 to 1998 and as the Accounting Manager from 1993 to 1996 at Hugoton. From 1990 to 1993, Mr. Bayless was an Audit Senior with Ernst & Young LLP. He is a Certified Public Accountant.
      Richard K. Stoneburner was appointed as Vice President — Exploration of Petrohawk on May 25, 2004. He was employed by PHAWK from its formation in June 2003 until May 2004. He joined 3TEC in August 1999 and was its Vice President — Exploration from December 1999 until its merger with Plains Exploration & Production Company in June 2003. Mr. Stoneburner was employed by W/ E Energy Company as District Geologist from 1998 to 1999. Prior to joining 3TEC, Mr. Stoneburner worked as a geologist for Texas Oil & Gas, The Reach Group, Weber Energy Corporation, Hugoton and, independently through his own company, Stoneburner Exploration, Inc. Mr. Stoneburner has over 25 years of experience in the energy business.
      Larry L. Helm was appointed Vice President — Chief Administrative Officer on July 15, 2004. Prior to serving as an executive officer, Mr. Helm served on Petrohawk’s Board of Directors for approximately two months. Mr. Helm was employed with Bank One Corporation from December 1989 through December 2003. Most recently Mr. Helm served as Executive Vice President of Middle Market Banking from October 2001 to December 2003. From April 1998 to August 1999, he served as Executive Vice President of the Energy and Utilities Banking Group. Prior to joining Bank One, he worked for 16 years in the banking industry primarily serving the oil and gas sector. He served as director of 3TEC Energy Corporation from 2000 to June 2003.
      Richard H. Smith joined Petrohawk on May 25, 2004 concurrent with the investment by PHAWK and became Vice President — Land in November 2004. Mr. Smith joined PHAWK as Land Manager in March 2004. Mr. Smith was Land Manager — Gulf Region USA with the Unocal Corporation from April 2001 until the commencement of his employment at PHAWK. From September 1997 until April 2001, Mr. Smith served as Land Manager — Gulf Coast Division for Basin Exploration, Inc. Prior to his employment at Basin, Mr. Smith held land management positions in varying capacities on a continual basis since January 1981. During this period he was employed by Sonat Exploration Company, Michel T. Halbouty Energy Co., Pend Oreille Oil & Gas Company and Norcen Explorer, Inc. Mr. Smith graduated from The University of Texas at Austin in December 1980 with a BBA in Petroleum Land Management. He is a Certified Professional Landman.
      Mark J. Mize joined Petrohawk on November 29, 2004 as Controller. Prior to joining Petrohawk he was the Manager of Financial Reporting of Cabot Oil & Gas Corporation from January 2003 to November 2004. Prior to his employment at Cabot Oil & Gas Corporation, he was an Audit Manager with PricewaterhouseCoopers LLP from 1996 to 2002. He is a Certified Public Accountant.

Compensation

Compensation of Directors
      Employee directors receive no additional compensation for service on Petrohawk’s board of directors or any committee thereof. Until May 27, 2004, Petrohawk’s policy was that all of its directors received actual expense reimbursements, and each of its outside directors received $1,500 in fees per board and committee meeting, including meetings held by teleconference.
      On May 27, 2004, Petrohawk’s board of directors adopted a new policy for the compensation of its directors. Under the new policy, all of Petrohawk’s directors will continue to receive actual expense reimbursements. In addition, Petrohawk’s non-employee directors will each receive $20,000 in cash per year (payable on a quarterly basis in the amount of $5,000), with the option to receive each quarterly amount in shares of Petrohawk’s common stock instead of in cash, at the trading value of the shares of Petrohawk’s common stock on the date of the last day of each calendar quarter. The chairman of Petrohawk’s audit committee will receive an additional $5,000 per year (payable on a quarterly basis in the amount of $1,250), with the option to receive each quarterly amount in shares of Petrohawk’s common stock instead of in cash, at the trading value of the shares of Petrohawk’s common stock on the date of the last day of each calendar quarter. Each member of Petrohawk’s audit committee (other than the chairman) will receive an additional $2,500 per year (payable on a quarterly basis in the amount of $625), with the option to receive each quarterly amount in shares of Petrohawk’s common stock instead of in cash, at the trading value of the shares of Petrohawk’s common stock on the date of the last day of each calendar quarter. In 2004, the aggregate of the directors’ fees paid to all outside directors was $119,453.
      In addition, under Petrohawk’s new policy and pursuant to the terms of the 2004 Non-Employee Director Plan, each non-employee director received a grant of 7,500 shares of Petrohawk’s common stock within sixty days of the date such director began his service on Petrohawk’s board of directors in 2004, with the same provisions relating to the schedule of the lifting of their restrictions. Under this policy, additional grants of 5,000 restricted shares of Petrohawk’s common stock, with the same schedule for the lifting of the restrictions, are expected to be made to each non-employee director on each anniversary of his or her service as a director of Petrohawk. The number of shares granted to each new non-employee director and upon each non-employee director’s anniversary date may be adjusted from time to time, as determined by our board of directors. All current non-employee directors each received a grant of 7,500 restricted shares of Petrohawk’s common stock following approval of the 2004 Non-Employee Director Plan by Petrohawk’s stockholders at the 2004 annual meeting of stockholders.
      Prior to May 27, 2004, Petrohawk’s policy with respect to non-employee director options was as follows: Prior to July 1, 2003, non-employee directors received options to purchase 25,000 shares of Petrohawk common stock for their initial year of service and 12,500 shares each year thereafter, if re-elected, on their anniversary dates, provided that options granted to each of these directors could not cover more than 50,000 shares in the aggregate. This policy was changed so that effective July 1, 2003, directors would receive only annual option grants covering 5,000 shares on the date of the annual meeting but with no cap on the number of shares which may be covered by these options. Prior to July 1, 2003, the option granted to the chairman of the board of directors each year covered an additional 12,500 shares, but effective July 1, 2003, this was reduced to 7,500 additional shares each year. Prior to July 1, 2003, the chairman of the audit committee received an additional 12,500 shares covered by his option each year but this was reduced to 7,500 shares effective July 1, 2003. The exercise price of these options is equal to 110% of the fair market value of the common stock on the date of grant. The numbers of shares of stock issuable upon exercise of options and the per share option exercise prices provided in this paragraph reflect an adjustment for the one-for-two reverse stock split effective May 26, 2004. No options were issued in 2004 to non-employee directors prior to May 27, 2004.
      Petrohawk maintains director and officer liability insurance.

Summary Executive Compensation Table
      The following Summary Compensation Table sets forth annual and long-term compensation paid during the periods indicated to the persons described below:

									Matching
					Securities				Contributions
					Underlying		All Other		to Simple IRA
Name and Principal Position	Year	Salary	Bonus		Options		Compensation		Retirement Plan

Floyd C. Wilson(1)	2004	$150,481	$250,000	(2)	150,000	(3)	$3,335		$16,000
Chairman of the Board,	2003	—	—		—		—		—
President, Chief Executive	2002	—	—		—		—		—
Officer and Director

Stephen W. Herod(1)	2004	$90,288	$150,000	(2)	75,000	(3)	$1,210		$13,000
Vice President — Corporate	2003	—	—		—		—		—
Development	2002	—	—		—		—		—

Shane M. Bayless(1)	2004	$90,288	$150,000	(2)	75,000	(3)	$5,084		$13,000
Vice President, Chief Financial	2003	—	—		—		—		—
Officer and Treasurer	2002	—	—		—		—		—

Larry L. Helm(1)	2004	$76,731	$150,000	(2)	75,000	(3)	—		$7,673
Vice President — Chief	2003	—	—		—		—		—
Administrative Officer	2002	—	—		—		—		—

Richard K. Stoneburner(1)	2004	$90,288	$150,000	(2)	75,000	(3)	$6,249		$5,000
Vice President — Exploration	2003	—	—		—		—		—
	2002	—	—		—		—		—

David A. Wilkins(1)	2004	$63,561	$150,000		—		$160,769		$8,220
Former Chief Executive Officer,	2003	$160,000	$400,000		50,000	(4)	$4,054	(6)	$8,000
President and Director	2002	$32,205	$50,000		250,000	(5)	$1,062	(6)	$966

(1)	Messrs. Wilson, Herod, Bayless and Stoneburner joined Petrohawk on May 25, 2004. Mr. Helm joined Petrohawk on June 28, 2004. Mr. Wilkins resigned his position on May 25, 2004.

(2)	Bonuses earned in 2004 were paid in January 2005.

(3)	Shares of common stock underlying stock options were granted on July 12, 2004 at an exercise price of $7.50 per share and expire on July 11, 2014.

(4)	50,000 shares of common stock underlying stock options were granted on December 31, 2003 at an exercise price of $3.80 per share and expire on December 31, 2013. This number of shares of stock issuable upon exercise of options and the per share option price reflect an adjustment for the one-for-two reverse stock split effective May 26, 2004.

(5)	As partial consideration for the forfeiture of Mr. Wilkins’ incentive common stock options (vested and unvested) with his former employer, he was granted an option to purchase 250,000 shares of our common stock at an exercise price of $2.60 per share. This number of shares of stock issuable upon exercise of options and the per share option price reflects an adjustment for the one-for-two reverse stock split effective May 26, 2004.

(6)	Represents compensation for use of company-owned or leased vehicle.

Option Grants in 2004
      Petrohawk uses stock options as part of the overall compensation of directors, officers and employees. In the following table, Petrohawk shows certain information with respect to stock options granted in 2004 to the named executive officers. The numbers of shares of stock issuable upon exercise of options and the per share option exercise prices used in the following table reflects an adjustment for the one-for-two reverse stock split effective May 26, 2004.

		Percent of
	Number of	Total Options	Exercise
	Securities	Granted to	or Base
	Underlying	Employees in	Price	Expiration	Grant Date
Name	Options	2004(1)	($/Sh)(2)	Date	Present Value $(3)

Floyd C. Wilson	150,000	21%	$7.50	07/11/2014	$563,250
Stephen W. Herod	75,000	10%	$7.50	07/11/2014	$281,625
Shane M. Bayless	75,000	10%	$7.50	07/11/2014	$281,625
Larry L. Helm	75,000	10%	$7.50	07/11/2014	$281,625
Richard K. Stoneburner	75,000	10%	$7.50	07/11/2014	$281,625

(1)	Based on a total of 717,500 shares underlying options granted to certain employees during the fiscal year 2004.

(2)	The exercise price is the average of the high and low sales prices of our common stock on the date of grant.

(3)	In accordance with the rules of the SEC, this column illustrates one measure of value for the respective options over a ten-year period using the Black-Scholes option-pricing model. This valuation model is hypothetical; the actual amount that will be received by a holder of an option will depend on the excess of the market price of the shares over the exercise price on the date the option is exercised. If the market price does not increase above the exercise price, compensation to the grantee will be zero. The Black-Scholes option-pricing model is a mathematical formula used for estimating option values that incorporates various assumptions. The Grant Date Present Value set out in the column above is based on the following assumptions: (a) a ten-year option term; (b) 73.9% expected future annual stock volatility for the options; (c) a risk-free rate of return of 3.0% for the options granted; and (d) no expected dividend yield. The above model does not include any reduction in value for non-transferability, forfeiture or vesting of options.

Aggregated Option Exercises in 2004 and Year-End Values
      The following table shows certain information with respect to stock options exercised in 2004 by the named executive officers and the value of their unexercised stock options at December 31, 2004. The numbers of shares of stock issuable upon exercise of options and the per share option exercise prices used or assumed in the following table or the footnotes thereto reflect an adjustment for the one-for-two reverse stock split effective May 26, 2004.

			Number of Securities	Value of Unexercised In-
	Shares		Underlying Unexercised	The-Money Options at the
	Acquired on	Value	Options at Fiscal Year End	Fiscal Year End ($)(1)
Name	Exercise	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable

David A. Wilkins(2)	10,000	90,793	290,000/290,000	1,668,400/1,668,400

(1)	The value of in-the-money options is equal to the fair market value of a share of common stock at fiscal year end, based on the last sale price of our common stock ($8.56 per share), less the exercise price.

(2)	As more fully described in the Summary Compensation Table and in the table under “Option Grants in 2004”, Mr. Wilkins was granted options covering 100,000 shares of common stock during 2003. In 2002, he was granted options covering 500,000 shares of common stock as discussed below under “— Employment Agreements, Termination of Employment and Change of Control Agreements.”

Equity Compensation Plan Information
      The following table sets forth certain information as of December 31, 2004 with respect to compensation plans (including individual compensation arrangements) under which equity securities of Petrohawk are authorized for issuance. The numbers of shares of stock issuable upon exercise of options and the per share option exercise prices, and the number of securities remaining available for future issuance under equity compensation plans used in the following table reflect an adjustment for the one-for-two reverse stock split effective May 26, 2004.

Number of
Securities
Remaining
Available for
	Number of	Weighted-	Future Issuance
	Securities to be	Average Exercise	Under Equity
	Issued Upon	Price of	Compensation
	Exercise of	Outstanding	Plans (Excluding
	Outstanding	Options,	Securities
	Options, Warrants	Warrants and	Reflected in
	and Rights	Rights	Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	994,000	$7.35	2,187,500
Equity compensation plans not approved by security holders	—	—	—
Total	994,000	$7.35	2,187,500

Employment Agreements, Termination of Employment and Change of Control Arrangements
      It is anticipated that Messrs. Wilson, Herod, Bayless, Helm and Stoneburner will enter into employment agreements with Petrohawk which are expected to be recommended to the board of directors by the compensation committee and approved by the full board.
      Effective October 21, 2002, Mr. Wilkins was appointed as Petrohawk’s President and Chief Executive Officer and joined its board of directors, and continued his service with Petrohawk until his resignation on May 25, 2004. Mr. Wilkins’ compensation included in fiscal year 2004 and until his resignation an annual base salary of $160,000 and eligibility for 2004 incentive compensation equal to, and not less than, $64,000, which was equal to 40% of his annual salary. Upon commencement of his employment with Petrohawk, Mr. Wilkins was granted options to purchase 250,000 shares of Petrohawk common stock at an exercise price of $2.60 per share, and on December 31, 2003 was granted an option to purchase 50,000 shares at a price equal to $3.80 per share, Petrohawk’s common stock split-adjusted closing price on NASDAQ for the preceding day. These options have a term of ten years and vest over a three-year period from the date of grant, with one third becoming exercisable on the first anniversary of the grant, one third becoming exercisable on the second anniversary of the grant and the remaining one third becoming exercisable on the third anniversary of the grant. The option agreements with Mr. Wilkins have been amended to provide that they will be exercisable in full immediately and they will continue to be exercisable through the fifth anniversary of the closing of the PHAWK, LLC transaction or until they would have otherwise expired absent termination of employment, whichever is earlier.

Compensation Committee Interlocks and Insider Participation
      Prior to Petrohawk’s recapitalization in May of 2004, Messrs. Stone, Davis, and Hufnagel served on the compensation committee. Messrs. Davis and Hufnagel, who resigned from Petrohawk’s board on May 25, 2004, have overriding royalty interests in certain of Petrohawk’s oil and gas properties. See “Certain Relationships and Related Transactions” above. After the closing of the PHAWK transaction in May of 2004, Messrs. Miller, Bridwell and Rioux were appointed to the compensation committee. Messrs. Miller, Bridwell and Rioux are not, and have not been, officers or employees of Petrohawk. Directors Miller, Bridwell and Rioux have certain direct and indirect interests in PHAWK which engaged in certain transactions with Petrohawk during its fiscal year 2004. See “Petrohawk Transactions with Related Persons.”

Common Stock Performance Graph
      The following common stock performance graph shows the performance of Petrohawk’s stock up to December 31, 2004. As required by applicable rules of the SEC, the performance graph shown below was prepared based on the following assumptions:

•	A $100 investment was made in our common stock and each index on December 31, 1999.

•	All quarterly dividends were reinvested at the average of the closing stock prices at the beginning and end of the quarter.
      The indices in the performance graph compare the annual cumulative total stockholder return on our common stock with the cumulative total return of The NASDAQ Stock Market (U.S.) Index and a peer group index comprised of five U.S. companies engaged in crude oil and natural gas operations whose stocks were traded on NASDAQ during the period from January 1, 2000 through December 31, 2004. The companies that comprise the peer group are Brigham Exploration Co. (BEXP), Comstock Resources, Inc. (CRK), Delta Petroleum Corp. (DPTR), KCS Energy, Inc. (KCS), and Mission Resources Corporation (MSSN).
      As discussed under the heading “Information About Petrohawk — Recent Developments,” on May 25, 2004 PHAWK, LLC recapitalized Petrohawk with $60 million in cash and changed Petrohawk’s management.

	1999	2000	2001	2002	2003	2004
Total Return Analysis
Petrohawk	$100	$100.63	$65.48	$11.56	$26.49	$57.55
NASDAQ	$100	$60.71	$47.93	$32.82	$49.23	$53.46
Peer Group	$100	$358.08	$241.26	$244.95	$680.02	$937.75
Petrohawk Compensation Committee Report on Executive Compensation
      Until May 25, 2004, the members of the compensation committee were Messrs. Robert C. Stone, Jr., Robert E. Davis, Jr., and Rolf N. Hufnagel, outside directors of Petrohawk. On May 25, 2004, all members of the compensation committee resigned as members of the compensation committee in connection with the closing of the PHAWK investment and were replaced by Messrs. David B. Miller and Tucker S. Bridwell. On July 15, 2004, Mr. Daniel A. Rioux was appointed as an additional member to the compensation committee. The compensation committee is currently comprised of Messrs. Miller, Bridwell and Rioux.

      The general policy of Petrohawk’s Compensation Committee is to provide executive compensation designed to enhance stockholder value, including annual compensation, consisting of salary and bonus awards, and long-term compensation, consisting of stock options and other equity based compensation. To this end, the Compensation Committee designs compensation plans and incentives to link the financial interests of its stockholders, to encourage support of Petrohawk’s long-term goals, to tie executive compensation to Petrohawk’s performance, to attract and retain talented leadership and to encourage ownership of Petrohawk’s common stock by executive officers.
      In making decisions affecting executive compensation, the Compensation Committee reviews the nature and scope of the executive officer’s responsibilities as well as each officer’s effectiveness in supporting Petrohawk’s long-term goals. The Compensation Committee also considers the compensation practices of Petrohawk’s peer group of companies. Based upon these and other factors which it considers relevant, and in light of Petrohawk’s performance during 2004, the Compensation Committee has considered it appropriate, and in the best interest of Petrohawk and its stockholders, to set the overall executive compensation in keeping with the average of companies in Petrohawk’s comparison group to enable Petrohawk to continue to attract, retain and motivate the highest level of executive personnel.
      There are two primary types of compensation provided to Petrohawk’s executive officers:

•	Annual compensation, which includes base salary, intended to provide a stable annual salary at a level consistent with individual contributions, and annual performance bonuses intended to link officers’ compensation to Petrohawk’s performance.

•	Long-term compensation, which includes stock or other equity based compensation intended to encourage actions to maximize stockholder value.
Annual Compensation

Base Salary
      Consistent with its stated policy, the Compensation Committee aims to position base salaries for Petrohawk’s executive officers annually at levels that take into consideration the performance of Petrohawk, individual performance of each executive and the executive’s scope of responsibility in relation to other officers and key executives within Petrohawk. In selected cases, other factors may also be considered.

Annual Incentive Bonuses
      Petrohawk pays cash bonuses based on Petrohawk’s performance in relation to predetermined objectives and individual executive performance for the year then ended. The Compensation Committee previously established objectives related to Petrohawk’s earnings, revenue and stockholder value. Cash bonuses were awarded to Petrohawk’s executive officers based on Petrohawk’s performance during 2004 against these objectives.
Long-Term Compensation
      The Compensation Committee is committed to long-term incentive programs for executives that promote the long-term growth of Petrohawk. The Compensation Committee believes that the management employees should be rewarded with a proprietary interest in Petrohawk for continued long-term performance and to attract, motivate and retain qualified and capable executives.

Equity Based Compensation
      The Compensation Committee grants options to purchase shares of Petrohawk common stock to executive officers under Petrohawk’s Amended and Restated 2004 Employee Incentive Plan that was adopted by Petrohawk and approved by its stockholders in 2004.

Compensation of Chief Executive Officer
      During 2004, Petrohawk’s Chief Executive Officer received salary of $150,481 and a bonus for his performance of $250,000, which bonus was paid in January of 2005. The Chief Executive Officer is eligible to participate in all of Petrohawk’s long-term incentive programs which are available to its employees. During 2004, the Chief Executive Officer received stock options to purchase 150,000 shares of Petrohawk’s common stock.
      In reviewing the overall compensation of our Chief Executive Officer, Floyd C. Wilson, the Compensation Committee considered compensation paid to chief executive officers of comparable companies and compared the performance of Petrohawk to that of those companies. In addition, the Compensation Committee determined that Mr. Wilson’s performance was extraordinary in guiding Petrohawk from June, 2004 through December, 2004. Under Mr. Wilson’s leadership, Petrohawk made several acquisitions, including the $425 million acquisition of Wynn-Crosby Energy, Inc. and eight limited partnerships that it managed. In connection with the Wynn-Crosby acquisition, Petrohawk issued $200 million of automatically convertible preferred stock in a private placement at a price the Compensation Committee determined was attractive. Petrohawk experienced a dramatic increase in its stock price during the year and Petrohawk’s reputation among analysts, investors and the overall public was that it transformed into a dynamic, growing mid-cap energy company.
Internal Revenue Code Section 162(m)
      The Compensation Committee also considers the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (Section 162(m)). Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the Chief Executive Officer and the other senior executive officers, other than compensation that is performance-based and meets certain other technical requirements. Based on these requirements, the Compensation Committee has determined that Section 162(m) will not prevent Petrohawk from receiving a tax deduction for any of the compensation paid to executive officers.
      The report of the compensation committee of Petrohawk set forth below was prepared and adopted by its compensation committee.

Respectfully Submitted,

David B. Miller, Chairman
Tucker S. Bridwell
Daniel A. Rioux
Report of the Petrohawk Audit Committee
      Petrohawk’s audit committee acts under a written charter adopted and approved by the board of directors on June 3, 2004, which is available on Petrohawk’s website at www.petrohawk.com. Until June 3, 2004, the audit committee acted under a written charter adopted and approved by the board of directors on June 6, 2000, and as amended on March 27, 2001. Each of the current members of Petrohawk’s audit committee is “independent” as defined by the listing standards for The NASDAQ Stock Market and in accordance with Petrohawk’s Corporate Governance Guidelines. The report of the audit committee of Petrohawk set forth below has been prepared and adopted by Petrohawk’s audit committee.
      This report is presented regarding the matters relating to Petrohawk’s audited financial statements for the year ended December 31, 2004.
      It is not the responsibility of the audit committee to plan or conduct audits or to determine that Petrohawk’s financial statements are in all material respects complete and accurate in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. It is also not the responsibility of the audit committee to assure compliance with laws and regulations and Petrohawk’s conduct.
      Petrohawk’s audit committee has reviewed the audited financial statements as of and for the fiscal year ended December 31, 2004, discussed with management such audited financial statements, received written disclosures and the letter from independent auditors required by Independence Standards Board Standard No. 1, as currently in effect, discussed with the independent auditors such auditor’s independence, the matters required to be discussed by the Statement on Auditing Standards 61, as amended by SAS No. 90, and other matters the audit committee deemed relevant and appropriate. The audit committee has also considered whether the independent auditors’ provision of information technology and other non-audit services to Petrohawk is compatible with maintaining the auditors’ independence. The audit committee has concluded that the independent auditors are independent from Petrohawk and its management.
      Based on these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements as of and for the fiscal year ended December 31, 2004 be included in Petrohawk’s Annual Report on Form 10-K for such fiscal year.

2004 Audit Committee
James L. Irish, III, Chairman
Robert C. Stone, Jr.
Tucker S. Bridwell
Accounting Fees

Audit Fees
      Petrohawk’s principal accounting firm for the 2004 fiscal year, effective July 20, 2004, was Deloitte & Touche LLP. Effective June 20, 2003, Petrohawk’s principal accounting firm for the 2003 fiscal year was Ernst & Young, LLP, and for the fiscal year 2002, including and up to June 20, 2003 was Hein & Associates LLP. The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of our annual financial statements, reviews of the financial statements included in our Quarterly Reports on Form 10-Q, consultations, and other consents to or assistance with Securities and Exchange Commission filings for the year ended December 31, 2004 was $468,451. The aggregate fees billed by Ernst & Young, LLP and Hein & Associates LLP for professional services rendered for the audit of our annual financial statements, reviews of the financial statements included in our Quarterly Reports on Form 10-Q, consultations, and other consents to or assistance with Securities and Exchange Commission filings for the years ended December 31, 2003 (through June 20, 2003) and December 31, 2002 was $18,170 and $107,609, respectively.

Audit Related Fees
      Petrohawk did not engage Ernst & Young, LLP or Hein & Associates LLP for any professional services that would be considered audit related fees during the years ended December 31, 2003 and 2002. Petrohawk did engage Deloitte & Touche LLP to provide due diligence services related to Wynn-Crosby Energy, Inc. acquisition and paid fees of $100,000 for the year-ended December 31, 2004.

Tax Fees
      The aggregate fees billed by KPMG LLP and Ernst & Young, LLP for professional services relating to tax compliance, tax advice and preparation of our federal and state income tax returns and state franchise tax returns for the years ended December 31, 2004 and 2003 were $56,300 and $13,203, respectively.

All Other Fees
      Petrohawk did not engage Deloitte & Touche LLP, Ernst & Young, LLP, or Hein & Associates LLP for any additional professional services other than as disclosed above for the years ended December 31, 2004 and 2003.

Audit Committee Pre-Approval Policy
      All audit fees, audit related fees and tax fees as described above for the year ended December 31, 2004 were pre-approved by our audit committee, which concluded that the provision of such services by Deloitte & Touche LLP and Ernst & Young, LLP was compatible with the maintenance of Deloitte & Touche LLP’s and Ernst & Young, LLP’s independence in the conduct of their auditing functions. Petrohawk’s audit committee’s pre-approval policy provides that pre-approval of all such services must be approved separately by the audit committee. The audit committee has not delegated any such pre-approval authority to anyone outside the audit committee. Each member of the audit committee has the authority to pre-approve non-audit services up to $50,000 to be performed by our auditors.
PROPOSED AMENDMENT TO PETROHAWK’S 2004 EMPLOYEE INCENTIVE PLAN

General.
      On July 15, 2004, Petrohawk stockholders approved the 2004 Employee Incentive Plan. As originally approved by our stockholders, the plan provided that the aggregate number of shares of incentive stock, restricted stock and shares of common stock which may be issued under stock options granted under the plan would not exceed 750,000 shares, and, in addition, the aggregate number of shares of incentive stock and restricted stock which may be granted under the plan would not exceed 375,000 shares. On November 29, 2004, the plan was amended to increase the aggregate number of shares of common stock (including common stock options) that may be issued under the plan from 750,000 shares to 2.75 million shares, and to increase the number of shares of Incentive Stock and Restricted Stock issuable under the plan from 375,000 shares to 1.375 million shares. In connection with the merger and the common stock issued upon the occurrence of the merger, Petrohawk’s board of directors believes it is in the best interest of Petrohawk and its stockholders to amend the 2004 Employee Incentive Plan to increase the aggregate number of shares of common stock (including common stock options) that may be issued under the plan from 2.75 million shares to 4.25 million shares, and to increase the number of shares of incentive stock and restricted stock issuable under the plan from 1.375 million shares to 2.125 million shares.
      The amendment to the 2004 Employee Incentive Plan will make available to Petrohawk’s board of directors stock options, restricted stock, and incentive stock awards to Petrohawk’s management and employees representing, in the aggregate, up to ten percent (10%) of Petrohawk’s outstanding common stock. Petrohawk’s board of directors and management believe that the 2004 Employee Incentive Plan will help attract and retain competitively superior employees and promote long-term growth and profitability by aligning employee and stockholder interests. A summary of the essential features of the plan is provided below, but is qualified in its entirety by reference to the full text of the plan, as amended, which is incorporated by reference in this joint proxy statement/prospectus
      Under the terms of the plan, the maximum number of shares that may be subject to stock options granted under the plan to an employee during any calendar year will continue to be limited to 200,000 shares (subject to adjustment in the event of a recapitalization or other corporate action affecting the number of shares outstanding), and the maximum number of shares of restricted stock and incentive stock that may be issued to an employee during any calendar year will continue to be limited to 100,000 shares (subject to adjustment in the event of a recapitalization or other corporate action affecting the number of shares outstanding). The shares with respect to which stock options, restricted stock, and incentive stock may be granted are shares of common stock as presently constituted. The plan provides that if Petrohawk recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of stock covered by a stock option theretofore granted shall be adjusted so that such option shall thereafter cover the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the optionee had been the holder of record of the number of shares of stock then covered by such option.
      The plan provides that, upon a corporate change, Petrohawk’s compensation committee may accelerate the vesting of stock options, cancel stock options and make payments in respect thereof in cash, adjust the outstanding option as appropriate to reflect such corporate change, or provide that each option shall thereafter be exercisable for the number and class of securities or property that the optionee would have been entitled to had the option already been exercised. The plan provides that a “corporate change” occurs (a) if Petrohawk is to be dissolved and liquidated, (b) if Petrohawk is not the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly owned subsidiary of Petrohawk), (c) if Petrohawk sells, leases, or exchanges all or substantially all of its assets, (d) if any person, entity or group acquires or gains ownership or control of more than 50% of Petrohawk’s outstanding shares of voting stock, or (e) if after a contested election of directors, the persons who were directors before such election cease to constitute a majority of the board.
      Petrohawk’s board of directors may terminate the plan with respect to any shares for which options, restricted stock, or incentive stock have not theretofore been granted. The board may amend the plan; however, it may not amend the plan without stockholder approval if the amendment: (i) would materially increase the benefits accruing to participants under the plan, (ii) increase the aggregate number of shares which may be issued pursuant to the provisions of the plan, (iii) change the class of individuals eligible to receive options, restricted stock and incentive stock grants under the plan, or (iv) extend the term of the plan.
      Administration of the Plan. Pursuant to the provisions of the plan, Petrohawk’s board of directors has appointed the compensation committee to administer the plan. Petrohawk’s compensation committee presently consists of Messrs. David B. Miller, Daniel A. Rioux, and Tucker S. Bridwell.
      Type of Grants Under the Plan. Petrohawk’s compensation committee may grant to Petrohawk’s employees incentive stock, restricted stock, and options to purchase shares of Petrohawk common stock. The compensation committee has the power to determine the terms upon which restricted stock, incentive stock and stock options will be granted, including the number of shares of restricted stock and incentive stock to issue, the restrictions applicable to such shares of restricted stock, including vesting requirements, and, with respect to stock options, the number of shares of common stock subject to each option, the exercisability and vesting requirements of each stock option, and the form of consideration payable upon the exercise of such stock option (i.e., whether cash or exchange of existing shares of Petrohawk common stock in a cashless transaction or a combination thereof). The option price of shares of common stock issued under each stock option shall be equal to the fair market value of shares subject to the stock option on the date the stock option is granted. Stock options granted under the plan may be incentive stock options or non-statutory stock options.
      Eligibility of Participants, Term and Transferability. Restricted stock, incentive stock, and stock options may be granted under the plan only to individuals who are employees of Petrohawk or its parent or subsidiary corporation at the time of grant. No incentive stock option shall be granted to an employee who owns or who would own immediately before the grant of such incentive stock option more than 10% of the total combined voting power of all classes of stock of Petrohawk or its parent or subsidiary corporation, unless (i) at the time such stock option is granted the option price is 110% of the fair market value of the shares granted on the date of the grant and (ii) such stock option by its terms is not exercisable after the expiration of five years from the date of grant. The term of each stock option granted to other employees shall be not more than ten years from the date of the grant. To the extent that the aggregate fair market value (determined at the time the respective incentive stock option is granted) of shares with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of Petrohawk and its parent and subsidiary corporations exceeds $100,000, such excess incentive stock options shall be treated as non-statutory stock options. Restricted stock and stock options granted under the plan shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order; provided, however, the compensation committee may, in its discretion, authorize all or a portion of the options to be granted on terms which permit transfer by the optionee to (i) the members of the optionee’s immediate family, (ii) a trust or trusts for the exclusive benefit of such immediate family, or (iii) a partnership in which such members of such immediate family are the only partners, provided that there may be no consideration for any such transfer. The plan further provides that following any permitted transfer, the option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Restricted stock, incentive stock and the shares of common stock transferred to an optionee as a result of the exercise of an option shall be “restricted securities” under Rule 144 as promulgated under the 1933 Act and may only be resold or transferred in compliance with such rule and the registration requirements or an exemption from such requirements under the 1933 Act. The plan shall terminate and no further restricted stock, incentive stock or stock options shall be issued under the plan after June 2, 2014.
      Awards granted. As of the date of this joint proxy statement/prospectus, options representing approximately 1,745,000 shares of common stock and 5,000 shares of restricted stock have been awarded under the 2004 Employee Incentive Plan.
      Federal Income Tax Consequences. Petrohawk believes that under present federal income tax laws the following are the federal income tax consequences generally arising with respect to awards granted under the plan. The grant of restricted stock and incentive stock will cause the employee to recognize ordinary income measured by the difference between (i) the fair market value of the shares of restricted stock or incentive stock (as the case may be) received at the first time the rights of the employee in such restricted or incentive stock are transferable or are not subject to a substantial risk of forfeiture and (ii) the amount paid by the employee for the restricted stock or incentive stock (if any), unless the employee elects to be taxed at the time of the award notwithstanding the restrictions (to minimize the tax payable in respect of the appreciation in the value of the stock from the time it is awarded until the restrictions lapse). Petrohawk generally will be entitled to a deduction for the same amount at the time income is recognized by the employee.
      The grant of an option will ordinarily create no tax consequences for the employee or Petrohawk. Upon exercise of a non-statutory option, however, the employee will recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock acquired on the date of exercise. When an employee exercises a non-statutory option, Petrohawk generally will be entitled to a deduction for the amount recognized by the employee as ordinary income. The treatment to an employee of a subsequent disposition of shares acquired upon the exercise of a non-statutory depends on how long the shares have been held. Generally, there will be no tax consequences to Petrohawk in connection with a disposition of shares acquired under a non-statutory option.
      Upon the exercise of an incentive stock option, the employee will not recognize ordinary income and Petrohawk will not be entitled to a deduction. An employee will recognize income only upon the disposition of the shares acquired upon the exercise of an incentive option. The tax treatment to an employee upon disposition of the stock acquired under an incentive stock option depends on whether or not the stock is disposed of within the statutorily required holding period for such stock (two years from the date of the incentive stock option grant or one year from the date on which the stock was transferred) upon the exercise of the incentive stock option.
      The foregoing provides only a very general description of the application of federal income tax laws to awards under the 2004 Employee Incentive Plan. The summary does not address the effects of foreign, state and local tax laws.
The Petrohawk board of directors unanimously proposes and recommends that you vote to approve the proposal to amend Petrohawk’s 2004 Employee Incentive Plan.
      To effect the increase in the aggregate number of shares of Petrohawk common stock (including common stock options) that may be issued under Petrohawk’s 2004 Employee Incentive Plan, it is proposed that the first two sentences in Section V of Petrohawk’s 2004 Employee Incentive Plan be deleted in their entirety and replaced with the following:

“The aggregate number of shares of Restricted Stock, shares of Incentive Stock and Shares which may be issued under Stock Options granted under the Plan shall not exceed 4,250,000. In addition, the aggregate number of shares of Restricted Stock and Incentive Stock combined which may be issued under the Plan shall not exceed 2,125,000.”
PROPOSED AMENDMENT TO PETROHAWK’S 2004
NON-EMPLOYEE DIRECTOR INCENTIVE PLAN
      In July 2004, Petrohawk adopted the 2004 Non-Employee Director Incentive Plan covering 200,000 shares. The plan provides for the grant of both incentive stock options and restricted shares of Petrohawk’s stock. This plan was designed to attract and retain the services of non-employee directors. At the adoption of the plan each non-employee director received 7,500 restricted shares of Petrohawk’s common stock. Under the plan each new non-employee director will receive 7,500 shares of Petrohawk’s common stock. Additional grants of 5,000 restricted shares of Petrohawk’s common stock are expected to be issued to each non-employee director on each anniversary of his or her service. As of December 31, 2004, 45,000 shares have been issued under this plan and there had been no forfeited or cancelled shares. In connection with the merger, the common stock issued upon occurrence of the merger, and the two additional directors that will be appointed to Petrohawk’s board, Petrohawk’s board of directors believes it is in the best interest of Petrohawk and its stockholders to amend the 2004 Non-Employee Director Incentive Plan to increase the aggregate number of shares of common stock (including common stock options) that may be issued under the plan from 200,000 shares to 400,000 shares. Petrohawk’s board and management believe that the 2004 Non-Employee Director Incentive Plan will help attract and retain experienced and knowledgeable individuals as non-employee directors of Petrohawk and promote long-term growth by aligning non-employee director and stockholder interests.
      The shares with respect to which stock options, restricted stock and incentive stock may be granted are shares of common stock of Petrohawk as presently constituted. The plan provides that if Petrohawk recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure, the number and class of shares of stock covered by a stock option theretofore granted shall be adjusted so that such option shall thereafter cover the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the optionee had been the holder of record of the number of shares of stock then covered by such option.
      The 2004 Non-Employee Director Incentive Plan provides that, upon a corporate change, Petrohawk’s compensation committee may accelerate the vesting of stock options, cancel stock options and make payments in respect thereof in cash, adjust the outstanding option as appropriate to reflect such corporate change, or provide that each option shall thereafter be exercisable for the number and class of securities or property that the optionee would have been entitled to had the option already been exercised. The plan provides that a “corporate change” occurs (a) if Petrohawk is to be dissolved and liquidated, (b) if Petrohawk is not the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly owned subsidiary of Petrohawk), (c) if Petrohawk sells, leases or exchanges all or substantially all of its assets, (d) if any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding shares of Petrohawk’s voting stock or (e) if after a contested election of directors, the persons who were directors before such election cease to constitute a majority of the board.
      Petrohawk’s board may terminate the 2004 Non-Employee Director Incentive Plan with respect to any shares for which options, restricted stock or incentive stock have not theretofore been granted. The board may amend the plan; however, without stockholder approval the board may not: (i) make amendments which would materially increase the benefits accruing to participants under the plan, (ii) increase the aggregate number of shares which may be issued pursuant to the provisions of the plan,

(iii) change the class of individuals eligible to receive options, restricted stock and incentive stock grants under the plan, or (iv) extend the term of the plan.
      Administration of the Plan. Pursuant to the provisions of the plan, Petrohawk’s board of directors has appointed the compensation committee to administer the plan. Our compensation committee consists of Messrs. David B. Miller, Daniel A. Rioux, and Tucker S. Bridwell.
      Type of Grants Under the Plan. Petrohawk may grant non-employee directors incentive stock, restrictive stock and options to purchase shares of Petrohawk common stock. Our board has the power to determine the terms upon which restricted stock, incentive stock and stock options will be granted, including the number of shares of restricted stock and incentive stock to issue, the restrictions applicable to such shares of restricted stock, including vesting requirements, and, with respect to stock options, the number of shares of common stock subject to each option, the exercisability and vesting requirements of each stock option, and the form of consideration payable upon the exercise of such stock option (i.e., whether cash or exchange of existing shares of Petrohawk common stock in a cashless transaction or a combination thereof). Unless modified by the board, the following grants shall be made: (i) within sixty (60) days after the approval of the plan by Petrohawk stockholders, an award of 7,500 shares of restricted stock will be granted to each person who is a non-employee director at that time; (ii) thereafter, and excluding those non-employee directors receiving an award pursuant to the immediately preceding clause, within sixty (60) days after a person becomes a non-employee director, an award of 7,500 shares of restricted stock be granted to each such person; and (iii) each year on the anniversary date of the date on which a non-employee director became a director, an additional 5,000 shares of restricted stock shall be awarded to such person as long as he or she is serving as a non-employee director at that time. Unless modified by the board, the committee has recommended that all grants of restricted stock be restricted for a period ending on six (6) months from the date of grant with the restriction that the grantee be a non-employee director of Petrohawk for the entire six (6) month period. The option price of share of common stock issued under each stock option shall be equal to the fair market value of shares subject to the stock option on the date the stock option is granted.
      Eligibility of Participants, Term and Transferability. Restricted stock, incentive stock and stock options may be granted under the plan only to individuals who are non-employee directors of Petrohawk at the time of grant. It is anticipated that if the plan is approved by Petrohawk stockholders, six non-employee directors will be eligible for grants under the plan at that time. restricted stock and stock options granted under the plan shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order; provided, however, the compensation committee may, in its discretion, authorize all or a portion of the options to be granted on terms which permit transfer by the optionee to (i) the members of the optionee’s immediate family, (ii) a trust or trusts for the exclusive benefit of such immediate family, or (iii) a partnership in which such members of such immediate family are the only partners, provided that there may be no consideration for any such transfer. The plan further provides that following any permitted transfer, the option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. restricted stock, incentive stock and the shares of common stock transferred to an optionee as a result of the exercise of an option shall be “restricted securities” under Rule 144 as promulgated under the 1933 Act and may only be resold or transferred in compliance with such rule and the registration requirements or an exemption from such requirements under the 1933 Act. The 2004 Non-Employee Director Incentive Plan shall terminate and no further restricted stock, incentive stock or stock options shall be issued under the plan after June 2, 2014.
      Awards granted. As of the date of this joint proxy statement/prospectus, Petrohawk has granted 45,000 shares of restricted stock under the 2004 Non-Employee Director Incentive Plan. Such shares are, and future awards will be, restricted for a six-month period following grant. Therefore, all of Petrohawk’s non-employee directors have an interest in the approval of the amendment to the 2004 Non-Employee Director Incentive Plan which may differ from the interests of its stockholders.
      Federal Income Tax Consequences. The Company believes that under present federal income tax laws the following are the federal income tax consequences generally arising with respect to awards granted under the plan. The grant of restricted stock and incentive stock will cause the non-employee director to recognize ordinary income measured by the difference between (i) the fair market value of the shares of restricted stock or incentive stock (as the case may be) received at the first time the rights of the non-employee director in such Restricted or incentive stock are transferable or are not subject to a substantial risk of forfeiture and (ii) the amount paid by the non-employee director for the restricted stock or incentive stock (if any), unless the non-employee director elects to be taxed at the time of the award notwithstanding the restrictions (to minimize the tax payable in respect of the appreciation in the value of the stock from the time it is awarded until the restrictions lapse). The Company generally will be entitled to a deduction for the same amount at the time income is recognized by the non-employee director.
      The grant of an option will ordinarily create no tax consequences for the non-employee director or Petrohawk. Upon exercise of an option, however, the non-employee director will recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock acquired on the date of exercise. When a non-employee director exercises an option, Petrohawk generally will be entitled to a deduction for the amount recognized by the non-employee director as ordinary income.
      The treatment to a non-employee director of a subsequent disposition of shares acquired upon the exercise of an option depends on how long the shares have been held. Generally, there will be no tax consequences to Petrohawk in connection with a disposition of shares acquired under an option.
      The foregoing provides only a very general description of the application of federal income tax laws to awards under the 2004 Non-Employee Incentive Plan. The summary does not address the effects of foreign, state and local tax laws.
      The Petrohawk board of directors unanimously proposes and recommends that stockholders vote to approve the proposal to amend Petrohawk’s 2004 Non-Employee Director Incentive Plan.
      To effect the increase in the aggregate number of shares of Petrohawk common stock (including common stock options) that may be issued under Petrohawk’s 2004 Non-Employee Director Incentive Plan, it is proposed that the first sentence in Section V of Petrohawk’s 2004 Non-Employee Director Incentive Plan be deleted in its entirety and replaced with the following:

“The aggregate number of shares of Restricted Stock, shares of Incentive Stock and Shares which may be issued under Stock Options granted under the Plan shall not exceed 400,000.”
SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE
2006 ANNUAL MEETING OF STOCKHOLDERS
      Stockholder proposals intended to be presented under Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in Petrohawk’s proxy statement and accompanying proxy for Petrohawk’s 2006 annual meeting of stockholders, including nomination of an individual for election as a director at the 2006 annual meeting of stockholders, must be received at Petrohawk’s principal executive offices in Houston, Texas, on or before February 27, 2006, and must meet all the requirements of Rule 14a-8. If a stockholder intends to present a proposal at Petrohawk’s 2006 annual meeting but has not sought the inclusion of such proposal in our proxy materials, the proposal must be received by us on or before February 27, 2006, or Petrohawk’s management proxies for the 2006 annual meeting will be entitled to use their discretionary voting authority if the proposal is then raised at the meeting, without any discussion of the matter in its proxy materials. For a description of some of the requirements for suggesting an individual for consideration by the nominating committee for election as a director, see “Election of Petrohawk Directors — Board of Directors; Corporate Governance Matters — Nomination Process.”
      Proposals and other notices should be sent to:

David S. Elkouri, Secretary
1100 Louisiana St., Suite 4400
Houston, Texas 77002
      The use of certified mail, return receipt requested, is suggested.

PETROHAWK TRANSACTIONS WITH RELATED PERSONS
      Mr. James L. Irish III, an independent member of Petrohawk’s board, is of counsel to Thompson & Knight LLP, which Petrohawk has engaged for the purpose of obtaining legal advice.
      On May 27, 2004, Petrohawk’s board of directors formed a special committee and appointed Mr. Robert C. Stone, Jr. as the sole disinterested director to serve on the special committee to evaluate, negotiate and possibly complete the potential purchase by Petrohawk of the oil and gas properties of PHAWK. The special committee was given the authority to determine, direct and conduct the process to be undertaken by Petrohawk with respect to the evaluation of the potential purchase by Petrohawk of PHAWK’s oil and gas properties. The special committee also had the authority to appoint independent legal counsel, independent appraisers, financial advisors and engineering consultants in connection with this evaluation, and to negotiate any proposed terms and conditions of the potential purchase. The special committee was also given the authority to reject any proposals for the potential purchase by Petrohawk of PHAWK’s oil and gas properties if the committee deemed such purchase not to be in the best interests of Petrohawk. In furtherance of its duties, the special committee hired the engineering firm of Netherland, Sewell & Associates, Inc. to provide the reserve evaluation and engaged Petro Capital Advisors, LLC (not affiliated with Petrohawk) to evaluate the fairness, from a financial point of view, of the purchase to Petrohawk. Petro Capital Advisors, LLC rendered a fairness opinion to the special committee based on several different valuation approaches, depending on the type of asset.
      On August 11, 2004, Petrohawk closed the purchase from PHAWK of certain oil and gas properties in the Breton Sound area, Plaquemines Parish, Louisiana, and in the West Broussard Field in Lafayette Parish, Louisiana having approximately 2.9 Bcfe of proved reserves. This purchase included the acquisition of 79 square miles of recently reprocessed 3D seismic data and a 25% working interest in 8 leased drilling prospects covering approximately 2,528 gross acres in Breton Sound as well as two producing wells, pipelines and associated production facilities in Block 11 and 23, Breton Sound. Also, a 14% working interest (10% net revenue interest) was acquired in the RLSUA Montesano #1 in the West Broussard Field which had recently gone on production. The aggregate purchase price for all of the proved reserves, seismic data, undeveloped acreage, pipelines, production facility and other assets was $8.5 million in cash. The effective date of the acquisition was June 1, 2004 and the effects of this transaction were first reported in Petrohawk’s results for the quarter ending September 30, 2004.
      In addition to the purchase of certain oil and gas properties by Petrohawk from PHAWK, Petrohawk is also indebted to PHAWK pursuant to the terms of a $35 million five year 8% subordinated note convertible into approximately 8.75 million shares of Petrohawk common stock.
      Messrs. Miller, Phillips, Rioux, Bridwell, Irish and Wilson, six of the seven current directors of Petrohawk, as well as Mr. Helm, Vice President — Chief Administrative Officer of Petrohawk, may be deemed to be interested in the purchase by Petrohawk of PHAWK’s oil and gas properties. Mr. Wilson, Director, Chairman of the Board, President and Chief Executive Officer of Petrohawk is also an owner and President and Chief Executive Officer of PHAWK. In addition, FCW, LLC, a member of PHAWK, has the contractual right to nominate one of the five members of the board of directors of PHAWK pursuant to PHAWK’s limited liability agreement and has nominated Mr. Wilson, the majority member of FCW, LLC. FCW, LLC has made an approximately 10% capital contribution to PHAWK. Messrs. David B. Miller and D. Martin Phillips, both directors of Petrohawk, are also directors of PHAWK. In addition, EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P., which are members of PHAWK, have the contractual right to nominate a majority of the members of the board of directors of PHAWK pursuant to that entity’s limited liability company agreement. These EnCap entities have nominated Messrs. Miller and Phillips, along with a third nominee, to the board of PHAWK. Messrs. Miller and Phillips control, indirectly, EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P. which have collectively made an approximately 64% capital contribution to PHAWK. Each of Messrs. Helm, Bridwell and Irish has made less than a 0.2% capital contribution each to PHAWK, but do not hold any directorship or office in PHAWK and are not otherwise affiliated with that entity. Mr. Rioux, a Petrohawk director, is also a director of PHAWK. In addition, Kellen Holdings,

LLC, a member of PHAWK which made an approximately 19% capital contribution to that entity, is an affiliate of Liberty Energy Holdings, LLC of which Mr. Rioux is Vice President and Treasurer.
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
      The following tables sets forth information regarding the beneficial ownership by directors, executive officers and persons known to own beneficially 5% or more of:

•	Petrohawk and Mission common stock as of April 1, 2005; and

•	the combined company common stock as of April 1, 2005 assuming:

•	that the exchange ratio is 0.7458 shares of Petrohawk common stock for each share of Mission common stock; and

•	the conversion of all Mission stock options into Petrohawk stock options.
      Beneficial ownership has been determined in accordance with applicable SEC rules, under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership within 60 days. Information is provided for reporting purposes only and should not be construed as an admission of actual beneficial ownership.
      Unless otherwise indicated, to the knowledge of Petrohawk or Mission, as applicable, the persons listed in the table below have sole voting and investment powers with respect to the shares indicated.
      The percentages are based on (i) 41,535,088 shares of Mission common stock issued and outstanding on April 1, 2005, and (ii) 40,146,336 shares of Petrohawk common stock issued and outstanding as of April 1, 2005. The combined company percentages are based on shares of Petrohawk common stock assumed to be issued and outstanding immediately after the merger. Except as otherwise set forth below, the address of each beneficial owner listed under the Petrohawk Energy Corporation and The Combined Company tables is that of Petrohawk at 1100 Louisiana St., Suite 4400, Houston, Texas 77002 and the address of each beneficial owner listed under the Mission Resources Corporation table is that of Mission at 1331 Lamar St., Suite 1455, Houston, Texas 77010.
Petrohawk Energy Corporation

				Shares of
	Shares of			Preferred
	Common Stock			Stock
	Beneficially		Percent of	Beneficially	Percent of
Name and Address of Beneficial Owner	Owned		Class	Owned(1)	Class

Floyd C. Wilson	8,355,090	(1)	18.47%	0	*
Stephen W. Herod	58,333	(2)	*	0	*
Shane M. Bayless	58,333	(2)	*	0	*
Larry L. Helm	66,666	(2)	*	0	*
Richard K. Stoneburner	58,333	(2)	*	0	*
Richard H. Smith	23,332	(2)	*	0	*
Mark J. Mize	11,751	(3)	*	0	*
David B. Miller	8,262,567	(4)(5)(6)	18.31%	0	*
c/o EnCap Investments L.P. 3811 Turtle Creek Blvd., Suite 1080 Dallas, Texas 75219

					Shares of
	Shares of				Preferred
	Common Stock				Stock
	Beneficially		Percent of		Beneficially	Percent of
Name and Address of Beneficial Owner	Owned		Class		Owned(1)	Class

D. Martin Phillips	8,262,567	(4)(5)(6)	18.31%		0	*
c/o EnCap Investments L.P. 1100 Louisiana, Suite 3150 Houston, Texas 77002
Daniel A. Rioux	0		*		0	*
175 Berkeley Street Boston, MA 02116
Tucker S. Bridwell	8,518		*		0	*
400 Pine St., Suite 1000 Abilene, Texas 79601
James L. Irish III	8,631		*		0	*
1700 Pacific Avenue, Suite 3300 Dallas, Texas 75201
Robert C. Stone, Jr.	95,000	(7)	*		0	*
49 Allard Boulevard New Orleans, Louisiana 70119
PHAWK, LLC	8,245,757	(8)	18.27%		0	*
1100 Louisiana, Suite 4400 Houston, Texas 77002
EnCap Energy Capital Fund IV, L.P.	8,262,567	(4)(5)(6)	18.31%		0	*
1100 Louisiana, Suite 3150 Houston, Texas 77002
EnCap Energy Capital Fund IV-B, L.P.	8,245,757	(5)(6)(9)	18.27%		0	*
1100 Louisiana, Suite 3150 Houston, Texas 77002
EnCap Equity Fund IV GP, L.P.	8,262,567	(4)(5)(6)	18.31%		0	*
1100 Louisiana, Suite 3150 Houston, Texas 77002
EnCap Investments L.P.	8,262,567	(4)(5)(6)	18.31%		0	*
1100 Louisiana, Suite 3150 Houston, Texas 77002
EnCap Investments GP, L.L.C.	8,262,567	(4)(5)(6)	18.31%		0	*
1100 Louisiana, Suite 3150 Houston, Texas 77002
RNBD GP LLC	8,262,567	(4)(5)(6)	18.31%		0	*
1100 Louisiana, Suite 3150 Houston, Texas 77002
Gary R. Petersen	8,262,567	(4)(5)(6)	18.31%		0	*
1100 Louisiana, Suite 3150 Houston, Texas 77002
Robert L. Zorich	8,262,567	(4)(5)(6)	18.31%		0	*
1100 Louisiana, Suite 3150 Houston, Texas 77002
FCW, LLC	8,245,757	(9)(10)	18.27%		0	*
BBT Fund, L.P.	1,100,000	(11)	2.74	%(13)	0	*
Concentrated Alpha Partners, L.P. Corporate Center West Bay Road Grand Cayman, Cayman Islands

					Shares of
	Shares of				Preferred
	Common Stock				Stock
	Beneficially		Percent of		Beneficially	Percent of
Name and Address of Beneficial Owner	Owned		Class		Owned(1)	Class

Ospraie Management, L.P.	2,775,000	(12)	6.91	%(14)	0	*
Ospraie Management, Inc. Dwight Anderson 780 Third Avenue, 42nd Floor New York, New York 10017
North Sound Capital, LLC	2,300,000	(13)	5.73	%(15)	0	*
53 Forest Avenue, Suite 202 Old Greenwich, Connecticut 06870
All officers and directors as a group	8,760,797	(14)	19.21%		0	*

*	Represents less than 1% of that class of stock outstanding.

(1)	Represents 1,000 shares of common stock and 108,333 shares of common stock underlying stock options and shares owned by PHAWK, LLC. Floyd C. Wilson may be deemed to share the voting and dispositive control over the shares of common stock owned by PHAWK. FCW, LLC, a member of PHAWK, has the contractual right to nominate one of the members of the board of directors of PHAWK pursuant to PHAWK’s governing documents and has nominated Floyd C. Wilson, the majority member of FCW, LLC. There are five directors on the board of directors of PHAWK. Floyd C. Wilson disclaims beneficial ownership of the reported securities in excess of his pecuniary interest in such securities.

(2)	Represents shares of common stock underlying stock options.

(3)	Represents 85 shares of common stock and 11,666 shares of common stock underlying stock options.

(4)	Represents 3,245,757 shares of common stock and warrants to purchase 5,000,000 shares of common stock exercisable within 60 days after the date hereof owned by PHAWK and 16,810 shares of common stock owned by EnCap Energy Capital Fund IV, L.P.

(5)	These entities or persons may be deemed to share voting and dispositive control over the shares of common stock owned by PHAWK and, except with respect to EnCap Energy Capital Fund IV-B, L.P., the shares owned by EnCap Energy Capital Fund IV, L.P. EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P., which are members of PHAWK, have the contractual right to nominate a majority of the members of the board of directors of PHAWK pursuant to PHAWK’s limited liability company agreement. EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P. are controlled indirectly by David B. Miller, Gary R. Petersen, D. Martin Phillips and Robert L. Zorich. In addition, Mr. Miller and Mr. Phillips are members of PHAWK’s board of directors. Messrs. Miller, Petersen, Phillips and Zorich are members of RNBD GP LLC which in turn has management control, directly or indirectly, over the other EnCap entities listed on this beneficial ownership table, including EnCap Investments GP, L.L.C., EnCap Investments L.P., EnCap Equity Fund IV GP, L.P., EnCap Energy Capital Fund IV-B, L.P., and EnCap Energy Capital Fund IV, L.P. EnCap Equity Fund IV GP, L.P., EnCap Investments L.P., EnCap Investments GP, L.L.C., and RNBD GP LLC have management control, directly or indirectly, over EnCap Energy Capital Fund IV, L.P., and EnCap Energy Capital Fund IV-B, L.P.

(6)	Each of EnCap Energy Capital Fund IV, L.P., EnCap Energy Capital Fund IV-B, L.P., EnCap Equity Fund IV GP, L.P., EnCap Investments L.P., EnCap Investments GP, L.L.C., RNBD GP LLC, David B. Miller, Gary R. Petersen, D. Martin Phillips, and Robert L. Zorich disclaim beneficial ownership of the reported securities (except in the instance of EnCap Energy Capital Fund IV, L.P. of the securities owned directly by EnCap Energy Capital Fund IV, L.P.) in excess of such entity’s or person’s respective pecuniary interest in the securities.

(7)	Represents 87,500 shares of common stock underlying stock options and 7,500 shares of common stock.

(8)	Includes 3,245,757 shares of common stock and warrants to purchase 5,000,000 shares of common stock exercisable within 60 days after the date hereof.

(9)	Represents shares owned by PHAWK.

(10)	FCW, LLC may be deemed to share voting and dispositive control over the shares of common stock owned by PHAWK by virtue of having the contractual right to nominate one of the members of the board of directors of PHAWK pursuant to PHAWK’s governing documents. FCW, LLC disclaims beneficial ownership of the reported securities in excess of its pecuniary interest in the securities.

(11)	Information obtained from a Schedule 13G filed by BBT Fund, L.P. and Concentrated Alpha Partners, L.P. with the Securities and Exchange Commission on December 2, 2004 on behalf of BBT Fund, L.P., Concentrated Alpha Partners, L.P., BBT Genpar, L.P., BBT-FW, Inc., CAP Genpar, L.P., CAP-FW, Inc., Clive Bode and Sid R. Bass. This Schedule 13G provides that such entities and individuals have sole voting and dispositive power over a total of 7.6% of the common stock of Petrohawk.

(12)	Information obtained from a Schedule 13G filed by Ospraie Management, L.P., Ospraie Management, Inc. and Dwight Anderson with the Securities and Exchange Commission on January 24, 2005. This Schedule 13G provides that Ospraie Management, L.P., Ospraie Management, Inc. and Dwight Anderson have shared and voting and dispositive power over 5.7% of the common stock of Petrohawk.

(13)	Information obtained from a Schedule 13G filed by North Sound Capital, LLC with the Securities and Exchange Commission on January 31, 2005. This Schedule 13G provides that North Sound Capital, LLC has shared voting and dispositive power over 5.79% of the common stock of Petrohawk.

(14)	Includes 3,288,301 shares of common stock, 5,000,000 shares of common stock underlying warrants and 472,496 shares of common stock underlying stock options.
Mission Resources Corporation

	Shares of
	Common Stock
	Beneficially	Percent of
Name and Address of Beneficial Owner	Owned	Class

Harbert Distressed Investment Master Fund, Ltd.(1)	7,700,000	18.5%
c/o International Fund Services (Ireland) Limited Third Floor, Bishop’s Square, Redmond’s Hill Dublin 2, Ireland
Guggenheim Investment Management, LLC(2)	6,250,000	15.1%
135 East 57th Street, 9th Floor New York, New York 10022
Robert L. Cavnar(3)	2,232,500	5.1%
Richard W. Piacenti(4)	580,600	1.4%
John (Jack) L. Eells(5)	434,000	1.0%
Marshall L. Munsell(6)	293,334	*
William R. Picquet(7)	125,000	*
Tom C. Langford(8)	100,000	*
Robert R. Rooney(9)	72,904	*
David A.B. Brown(10)	47,000	*
Herbert C. Williamson, III(10)	35,000	*
Joseph N. Jaggers(11)	35,000	*
Directors and executive officers as a group (10 persons)	4,114,311	9.1%

*	Less than 1%

(1)	Based on a Schedule 13G/ A filed on February 14, 2005, by Harbert Distressed Investment Master Fund, Ltd. (the “Master Fund”), HMC Distressed Investment Offshore Manager, L.L.C. (“HMC Management”), HMC Investors, L.L.C. (“HMC Investors”), Philip Falcone, Raymond J. Harbert and Michael D. Luce. The Master Fund is a Cayman Islands corporation with its principal business address at c/o International Fund Services (Ireland) Limited, Third Floor, Bishop’s Square, Redmond’s Hill, Dublin 2, Ireland. Each of HMC Management and HMC Investors is a Delaware limited liability company. Each of Messrs. Falcone, Harbert and Luce is a United States citizen. The principal business address for each of HMC Management and Mr. Falcone is 555 Madison Avenue, 16th Floor, New York, New York 10022. The principal business address for each of HMC Investors and Messrs. Harbert and Luce is One Riverchase Parkway South, Birmingham, Alabama 35244. As of the date of the Schedule 13G/ A, the Master Fund, HMC Management, HMC Investors, Mr. Falcone, Mr. Harbert and Mr. Luce may be deemed to beneficially own 7,605,015, 7,605,015, 7,700,000, 7,700,000, 7,700,000 and 7,700,000 shares, respectively. The Master Fund and HMC Management have the shared power to vote or direct the vote of 7,605,015 shares and have shared power to dispose or direct the disposition of 7,605,015 shares. HMC Investors and Messrs. Falcone, Harbert and Luce have the shared power to vote or direct the vote of 7,700,000 shares and have shared power to dispose or direct the disposition of 7,700,000 shares. The Master Fund, HMC Management, HMC Investors and Messrs. Falcone, Harbert and Luce specifically disclaimed beneficial ownership in the shares reported therein except to the extent of its pecuniary interest therein. In addition, in the event that any action is submitted to Mission’s stockholders for their approval, whether at a meeting or by written consent, at a time when the Master Fund and its affiliates collectively own more than 9.9% of Mission’s voting securities, unless otherwise approved in writing in advance by Mission, Master Fund has agreed to vote all voting securities as to which it has the right to vote that exceeds the 9.9% amount in the same manner as (i.e., in favor of, against and abstentions with respect to) and proportionately to the votes cast by all other voting securities that are entitled to vote with respect to such matter. On April 3, 2005, Harbert entered into a voting agreement with Petrohawk and us pursuant to which they have agreed, among other things, to vote all shares of our common stock owned by it in favor of the Merger. The voting agreement also grants an irrevocable proxy to Petrohawk empowering it to vote all such shares of our common stock at any meeting of our stockholders called for the purpose of voting on the Merger.

(2)	Based on a Schedule 13G/ A filed on April 22, 2004 by Stellar Funding, Ltd. (“Stellar”), Guggenheim Investment Management, LLC (“GIM”) and Guggenheim Capital, LLC (“GCL”). The principal business address for each of Seller and GIM is 135 East 57th Street, 9th Floor, New York, New York 10022. The principal business address for GCL is 227 West Monroe Street, Suite 400, Chicago, Illinois 60606. Stellar is a private investment vehicle managed by GIM and has contractually delegated to GIM all investment and voting power over the 6,250,000 shares of common stock beneficially owned by Stellar. As a result, GIM, which is a wholly owned subsidiary of GCL, may be deemed to be the beneficial owner of the shares of common stock owned by Stellar. In addition, as a result of a memorandum signed by Stellar and GC, which contemplates a sale of a portion of the shares owned by Stellar to GC, GC may be considered part of a group with Stellar. Accordingly, GC may be deemed to be the beneficial owner of the shares of common stock owned by Stellar. GIM is a wholly owned subsidiary of GC, and GC may be deemed ultimately to control GIM. GC, its executive officers and directors, and its direct and indirect subsidiaries, may beneficially own shares of common stock and such shares are not reported in the Schedule 13G/ A. Due to the separate management and independent operation of GIM, GC disclaims beneficial ownership of common stock beneficially owned by the reporting persons by reason of its ownership of GIM. Each of Stellar, GC and GCL has disclaimed the beneficial ownership of the shares of common stock owned by the other reporting persons. In addition, in the event that any action is submitted to Mission’s stockholders for their approval, whether at a meeting or by written consent, at a time when Stellar and its affiliates collectively own more than 9.9% of Mission’s voting securities, unless otherwise approved in writing in advance by Mission, Stellar has agreed to vote all voting securities as to which it has the right to vote that exceeds the 9.9% amount in the same manner as (i.e., in favor of, against and abstentions with respect to) and proportionately to the votes cast by all other voting securities that are entitled to vote with respect to such matter. On April 3, 2005, Stellar and GCL entered into a voting agreement with Petrohawk and us pursuant to which they have agreed, among other things, to vote all shares of our common stock owned by them in favor of the Merger. The voting agreement also grants an irrevocable proxy to Petrohawk empowering it to vote all such shares of our common stock at any meeting of our stockholders called for the purpose of voting on the Merger.

(3)	Includes 2,187,500 shares of common stock issuable upon the exercise of vested options.

(4)	Includes 462,500 shares of common stock issuable upon the exercise of vested options.

(5)	Includes 400,000 shares of common stock issuable upon the exercise of vested options.

(6)	Includes 283,334 shares of common stock issuable upon the exercise of vested options.

(7)	Includes 125,000 shares of common stock issuable upon the exercise of vested options.

(8)	Includes 100,000 shares of common stock issuable upon the exercise of vested options.

(9)	Includes 39,000 shares of common stock issuable upon the exercise of vested options.

(10)	Includes 35,000 shares of common stock issuable upon the exercise of vested options.

(11)	Includes 30,000 shares of common stock issuable upon the exercise of vested options.

The Combined Company

				Shares of
	Shares of			Preferred
	Common Stock			Stock
	Beneficially		Percent of	Beneficially	Percent of
Name and Address of Beneficial Owner	Owned		Class	Owned	Class

Floyd C. Wilson	8,355,090	(1)	13.0%	0	*
Stephen W. Herod	58,333	(2)	*	0	*
Shane M. Bayless	58,333	(2)	*	0	*
Larry L. Helm	66,666	(2)	*	0	*
Richard K. Stoneburner	58,333	(2)	*	0	*
Richard H. Smith	23,332	(2)	*	0	*
Mark J. Mize	11,751	(3)	*	0	*
David B. Miller	8,262,567	(4)(5)(6)	12.8%	0	*
c/o EnCap Investments L.P.
3811 Turtle Creek Blvd., Suite 1080
Dallas, Texas 75219
D. Martin Phillips	8,262,567	(4)(5)(6)	12.8%	0	*
c/o EnCap Investments L.P.
1100 Louisiana, Suite 3150
Houston, Texas 77002
Daniel A. Rioux	0		*	0	*
175 Berkeley Street
Boston, Massachusetts 02116
Tucker S. Bridwell	8,518		*	0	*
400 Pine St., Suite 1000
Abilene, Texas 79601
James L. Irish III	8,631		*	0	*
1700 Pacific Avenue, Suite 3300
Dallas, Texas 75201
Robert C. Stone	95,000	(7)	*	0	*
49 Allard Boulevard
New Orleans, Louisiana 70119
PHAWK, LLC	8,245,757	(8)	12.8%	0	*
EnCap Energy Capital Fund IV, L.P.	8,262,567	(4)(5)(6)	12.8%	0	*
1100 Louisiana, Suite 3150
Houston, Texas 77002
EnCap Energy Capital Fund IV-B, L.P.	8,245,757	(5)(6)(9)	12.8%	0	*
1100 Louisiana, Suite 3150
Houston, Texas 77002
EnCap Equity Fund IV GP, L.P.	8,262,567	(4)(5)(6)	12.8%	0	*
1100 Louisiana, Suite 3150
Houston, Texas 77002
EnCap Investments L.P.	8,262,567	(4)(5)(6)	12.8%	0	*
1100 Louisiana, Suite 3150
Houston, Texas 77002
EnCap Investments GP, L.L.C.	8,262,567	(4)(5)(6)	12.8%	0	*
1100 Louisiana, Suite 3150
Houston, Texas 77002
RNBD GP LLC	8,262,567	(4)(5)(6)	12.8%	0	*
1100 Louisiana, Suite 3150
Houston, Texas 77002
Gary R. Petersen	8,262,567	(4)(5)(6)	12.8%	0	*
1100 Louisiana, Suite 3150
Houston, Texas 77002

				Shares of
	Shares of			Preferred
	Common Stock			Stock
	Beneficially		Percent of	Beneficially	Percent of
Name and Address of Beneficial Owner	Owned		Class	Owned	Class

Robert L. Zorich	8,262,567	(4)(5)(6)	12.8%	0	*
1100 Louisiana, Suite 3150
Houston, Texas 77002
FCW, LLC	8,245,757	(9)(10)	12.8%	0	*
Harbert Distressed Investment Master Fund, Ltd.	5,742,660	(11)	9.7%	0	*
c/o International Fund Services (Ireland) Limited
Third Floor, Bishop’s Square, Redmond’s Hill
Dublin 2, Ireland
Guggenheim Investment Management, LLC	4,661,250	(12)	7.9%	0	*
135 East 57th Street, 9th Floor
New York, New York 10022
All officers and directors as a group	8,743,987		12.9%	0	*

*	less than 1%

(1)	Represents 1,000 shares of common stock and 108,333 shares of common stock underlying stock options and shares owned by PHAWK, LLC. Floyd C. Wilson may be deemed to share the voting and dispositive control over the shares of common stock owned by PHAWK. FCW, LLC, a member of PHAWK, has the contractual right to nominate one of the members of the board of directors of PHAWK pursuant to PHAWK’s governing documents and has nominated Floyd C. Wilson, the majority member of FCW, LLC. There are five directors on the board of directors of PHAWK. Floyd C. Wilson disclaims beneficial ownership of the reported securities in excess of his pecuniary interest in such securities.

(2)	Represents shares of common stock underlying stock options.

(3)	Represents 85 shares of common stock and 11,666 shares of common stock underlying stock options.

(4)	Represents 3,245,757 shares of common stock and warrants to purchase 5,000,000 shares of common stock exercisable within 60 days after the date hereof owned by PHAWK and 16,810 shares of common stock owned by EnCap Energy Capital Fund IV, L.P.

(5)	These entities or persons may be deemed to share voting and dispositive control over the shares of common stock owned by PHAWK and, except with respect to EnCap Energy Capital Fund IV-B, L.P., the shares owned by EnCap Energy Capital Fund IV, L.P. EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P., which are members of PHAWK, have the contractual right to nominate a majority of the members of the board of directors of PHAWK pursuant to PHAWK’s limited liability company agreement. EnCap Energy Capital Fund IV, L.P. and EnCap Energy Capital Fund IV-B, L.P. are controlled indirectly by David B. Miller, Gary R. Petersen, D. Martin Phillips and Robert L. Zorich. In addition, Mr. Miller and Mr. Phillips are members of PHAWK’s board of directors. Messrs. Miller, Petersen, Phillips and Zorich are members of RNBD GP LLC which in turn has management control, directly or indirectly, over the other EnCap entities listed on this beneficial ownership table, including EnCap Investments GP, L.L.C., EnCap Investments L.P., EnCap Equity Fund IV GP, L.P., EnCap Energy Capital Fund IV-B, L.P., and EnCap Energy Capital Fund IV, L.P. EnCap Equity Fund IV GP, L.P., EnCap Investments L.P., EnCap Investments GP, L.L.C., and RNBD GP LLC have management control, directly or indirectly, over EnCap Energy Capital Fund IV, L.P., and EnCap Energy Capital Fund IV-B, L.P.

(6)	Each of EnCap Energy Capital Fund IV, L.P., EnCap Energy Capital Fund IV-B, L.P., EnCap Equity Fund IV GP, L.P., EnCap Investments L.P., EnCap Investments GP, L.L.C., RNBD GP LLC, David B. Miller, Gary R. Petersen, D. Martin Phillips, and Robert L. Zorich disclaim beneficial ownership of the reported securities (except in the instance of EnCap Energy Capital

Fund IV, L.P. of the securities owned directly by EnCap Energy Capital Fund IV, L.P.) in excess of such entity’s or person’s respective pecuniary interest in the securities.

(7)	Represents 87,500 shares of common stock underlying stock options and 7,500 shares of common stock.

(8)	Includes 3,245,757 shares of common stock and warrants to purchase 5,000,000 shares of common stock exercisable within 60 days after the date hereof.

(9)	Represents shares owned by PHAWK.

(10)	FCW, LLC may be deemed to share voting and dispositive control over the shares of common stock owned by PHAWK by virtue of having the contractual right to nominate one of the members of the board of directors of PHAWK pursuant to PHAWK’s governing documents. FCW, LLC disclaims beneficial ownership of the reported securities in excess of its pecuniary interest in the securities.

(11)	Assumes Harbert Distressed Investment Master Fund, Ltd. elects to receive the Per Share Stock Consideration for each share of Mission common stock it owns.

(12)	Assumes Guggenheim Investment Management, LLC elects to receive the Per Share Stock Consideration for each share of Mission common stock it owns.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires Petrohawk directors, certain officers and holders of 10% or more of any class of Petrohawk’s stock to report to the SEC, by a specified date, initial reports of ownership and reports of changes in ownership of Petrohawk stock and other equity securities. Petrohawk believes that during the fiscal year ended December 31, 2004, its directors and executive officers complied with all these filing requirements, based solely on a review of copies of reports filed under Section 16(a) furnished to Petrohawk and on the written representations of Petrohawk directors and executive officers except that Messrs. Wilson, Herod, Bayless, Helm, Stoneburner, Miller, Phillips, Bridwell, Stone, Irish and Rioux were each late filing a Form 4. Messrs. Smith and Mize were each late filing a Form 3.
RATIFICATION OF INDEPENDENT AUDITORS
      The audit committee of Petrohawk’s board has appointed Deloitte & Touche LLP, certified public accountants, as auditors to examine the financial statements of Petrohawk for the fiscal year ending December 31, 2005, and to perform other appropriate accounting services and is requesting ratification of such appointment by the stockholders. If the stockholders do not ratify the appointment of Deloitte & Touche LLP, the adverse vote will be considered as a direction to the audit committee to select other auditors for the next fiscal year. However, because of the difficulty and expense of making any substitution of auditors after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending December 31, 2005, will be permitted to stand unless the audit committee finds other reasons for making a change. It is understood that even if the selection of Deloitte & Touche LLP is ratified, the audit committee, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the audit committee feels that such a change would be in the best interests of Petrohawk and its stockholders.
      The ratification of Deloitte & Touche LLP requires the affirmative vote of holders of a majority of the shares of Petrohawk common stock present, in person or proxy, and entitled to vote at the annual meeting.
      Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
      The Petrohawk audit committee recommends that Petrohawk stockholders vote to approve the proposal to ratify the selection of Deloitte & Touche LLP as Petrohawk’s independent auditors for the fiscal year ending December 31, 2005.
LEGAL MATTERS
      The validity of the Petrohawk common stock to be issued in connection with the merger will be passed upon for Petrohawk by Thompson & Knight LLP. Thompson & Knight LLP and Porter & Hedges, L.L.P. will deliver their opinions to Petrohawk and Mission, respectively, as to certain U.S. federal income tax matters.
EXPERTS
      The consolidated financial statements of Petrohawk Energy Corporation and Subsidiaries as of December 31, 2004 and for the year then ended incorporated in this prospectus by reference from Petrohawk Energy Corporation’s Annual Report on Form 10-K for the year ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

      The consolidated financial statements of Mission Resources Corporation as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2004 have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports incorporated by reference herein contain an explanatory paragraph regarding Mission’s adoption of Statement of Financial Accounting Standards (SFAS) No. 143, “Accounting for Asset Retirement Obligations” effective January 1, 2003 and SFAS No. 142, “Goodwill and Other Intangible Assets” effective January 1, 2002.
      The consolidated financial statements of Petrohawk Energy Corporation at December 31, 2003 and for the year then ended, appearing in Petrohawk Energy Corporation’s Annual Report (Form 10-K/ A) for the year ended December 31, 2003, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
      The consolidated financial statements of Petrohawk Energy Corporation, incorporated in this prospectus by reference to the annual report on Form 10-K, as amended, of Petrohawk Energy Corporation as of December 31, 2002 and for the year ended December 31, 2002, have been so incorporated in reliance on the report of Hein & Associates LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
      The combined financial statements of Wynn-Crosby Energy, Inc. and its affiliated partnerships as of December 31, 2003, and for each of the years in the three-year period ended December 31, 2003, have been incorporated in this prospectus in reliance upon the report of KPMG LLP, an independent registered public accounting firm, incorporated by reference in this prospectus, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2003 combined financial statements refers to a change in the method of accounting for abandonment obligations in accordance with Statement of Financial Accounting Standards No. 143 “Accounting for Asset Retirement Obligations” as of January 1, 2003, and a change in the method of accounting for derivative instruments in accordance with Statement of Financial Accounting Standards No. 133 “Accounting for Derivative Instruments and Hedging Activities” as of January 1, 2001.
      Certain estimates of proved oil and gas reserves for both Petrohawk Energy Corporation and Mission Resources Corporation referred to and incorporated by reference herein were based in part upon engineering reports prepared by Netherland, Sewell & Associates, Inc., independent petroleum engineers. These estimates are included and incorporated herein in reliance on the authority of such firm as experts in such matters.
WHERE YOU CAN FIND MORE INFORMATION
      Petrohawk has filed with the SEC a registration statement under the Securities Act that registers the distribution to Mission stockholders of the shares of Petrohawk common stock to be issued in connection with the merger. The registration statement, including the attached exhibits and schedules, contains additional relevant information about Petrohawk and Petrohawk common stock. The rules and regulations of the SEC allow us to omit certain information included in the registration statement from this joint proxy statement/ prospectus.
      Petrohawk and Mission also file reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at the Public Reference Room of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like Petrohawk and Mission, who file electronically with the SEC. The address of that site is http://www.sec.gov.

      The SEC allows Petrohawk and Mission to “incorporate by reference” information into this joint proxy statement/ prospectus. This means that Petrohawk and Mission can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this joint proxy statement/ prospectus, except for any information that is superseded by information that is included directly in this joint proxy statement/ prospectus or in other later-filed documents that are incorporated by reference. Information furnished under Item 2.02 or Item 7.01 of Petrohawk’s or Mission’s current reports on Form 8-K is not incorporated by reference in this joint proxy statement/ prospectus and registration statement. The information incorporated by reference contains important information about our companies and their financial condition.
      The following documents filed with the SEC by Petrohawk and Mission are incorporated by reference into this joint proxy statement/ prospectus.
Petrohawk filings with the SEC

•	Annual Report on Form 10-K for the year ended December 31, 2004;

•	Quarterly Report on Form 10-Q for the quarter ended March 31, 2005;

•	Current Report on 8-K/A filed on December 1, 2004;

•	Current Reports on Form 8-K filed on January 6, 2005, January 21, 2005, February 10, 2005, February 22, 2005, March 3, 2005, two reports filed on April 4, 2005, April 18, 2005 and two reports filed on May 12, 2005 (excluding any information furnished pursuant to Item 2.02 or Item 7.01 on any Current Report on Form 8-K); and

•	The description of Petrohawk’s common stock set forth in Petrohawk’s registration statements filed pursuant to Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such description.
Mission filings with the SEC

•	Annual Report on Form 10-K/A for the year ended December 31, 2004;

•	Quarterly Report on Form 10-Q for the quarter ended March 31, 2005;

•	Current Reports on Form 8-K filed on January 28, 2005, February 7, 2005, March 2, 2005, two reports filed on March 8, 2005, March 9, 2005, March 16, 2005, March 29, April 4, 2005, April 18, 2005, May 10, 2005 and May 20, 2005 (excluding any information furnished pursuant to Item 2.02 or Item 7.01 on any Current Report on Form 8-K); and

•	The description of Mission’s common stock set forth in Mission’s registration statements filed pursuant to Section 12 of the Exchange Act, including any amendment or report filed for purposes of updating any such description.
      All documents and reports filed by Petrohawk and Mission with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act between the date of this joint proxy statement/ prospectus and the date of our meetings are incorporated by reference into this joint proxy statement/ prospectus. These documents include periodic reports, such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K (excluding information furnished under Items 2.02 or 7.01), as well as proxy statements.
      Petrohawk has supplied all information contained or incorporated by reference in this joint proxy statement/ prospectus relating to Petrohawk, as well as all pro forma financial information, and Mission has supplied all relevant information relating to Mission.
      Documents incorporated by reference are available from the companies without charge, excluding any exhibits to those documents, unless the exhibit is specifically incorporated by reference as an exhibit in this joint proxy statement/ prospectus. You can obtain documents incorporated by reference in this joint proxy statement/ prospectus by requesting them in writing or by telephone from the appropriate company at the following addresses:

Petrohawk Energy Corporation	Mission Resources Corporation
1100 Louisiana St., Suite 4400	1331 Lamar St., Suite 1455
Houston, Texas 77002	Houston, Texas 77010
(832) 204-2700	(713) 495-3000
Attention: Investor Relations	Attention: Investor Relations
      If you would like to request documents, please make sure your request is received by July 8, 2005, in order to receive them before our meetings. If you request any incorporated documents from Petrohawk or Mission, the appropriate company will mail them to you by first class mail, or another equally prompt means, within one business day after your request is received.
      We have not authorized anyone to give any information or make any representation about the merger or the companies that is different from, or in addition to, that contained in this joint proxy statement/ prospectus or in any of the materials that have been incorporated into this joint proxy statement/ prospectus. Therefore, if anyone distributes this type of information, you should not rely upon it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this joint proxy statement/ prospectus or the solicitation of proxies is unlawful, or you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this joint proxy statement/ prospectus does not extend to you. The information contained in this joint proxy statement/ prospectus speaks only as of the date of this joint proxy statement/ prospectus unless the information specifically indicates that another date applies.

GLOSSARY OF OIL AND GAS TERMS
      The following are abbreviations and definitions of certain terms commonly used in the oil and gas industry and this document:
      Bbl. One stock tank barrel, or 42 U.S. gallons liquid volume, used in reference to oil or other liquid hydrocarbons.
      Bcf. One billion cubic feet of gas.
      Bcfe. One billion cubic feet of gas equivalent.
      BOE. One stock tank barrel equivalent of oil, calculated by converting gas volumes to equivalent oil barrels at a ratio of 6 Mcf to 1 Bbl of oil.
      Development well. A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive.
      Gas. Natural gas.
      MBbl. One thousand barrels of oil or other liquid hydrocarbons.
      MBOE. One thousand BOE.
      Mcf. One thousand cubic feet of gas.
      Mcfe. One thousand cubic feet of gas equivalent.
      MMBbl. One million barrels of oil or other liquid hydrocarbons.
      MMBtu. One million British Thermal units. One British thermal unit is the amount of heat required to raise the temperature of one pound of water to one degree Fahrenheit.
      MMcf. One million cubic feet of gas.
      MMcfe. One million cubic feet of gas equivalent.
      Oil. Crude oil, condensate and natural gas liquids.
      Operator. The individual or company responsible for the exploration and/or exploitation and/or production of an oil or gas well or lease.
      Proved developed reserves. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as “proved developed reserves” only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.
      Proved reserves. Per Article 4-10(a)(2) of Regulation S-X, the SEC defines proved oil and gas reserves as the estimated quantities of oil, gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e., prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions.
      Reservoirs are considered proved if economic producibility is supported by either actual production or conclusive formation test. The area of a reservoir considered proved includes: (i) that portion delineated by drilling and defined by gas-oil and/or oil-water contacts, if any; and (ii) the immediately adjoining portions not yet drilled, but which can be reasonably judged as economically productive on the basis of available geological and engineering data. In the absence of information on fluid contacts, the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

      Reserves which can be produced economically through application of improved recovery techniques (such as fluid injection) are included in the “proved” classification when successful testing by a pilot project, or the operation of an installed program in the reservoir, provides support for the engineering analysis on which the project or program was based.
      Estimates of proved reserves do not include: (i) oil that may become available from known reservoirs but is classified separately as “indicated additional reserves”; (ii) oil, gas, and natural gas liquids, the recovery of which is subject to reasonable doubt because of uncertainty as to geology, reservoir characteristics, or economic factors; (iii) oil, gas, and natural gas liquids, that may occur in undrilled prospects; and (iv) oil, gas, and natural gas liquids, that may be recovered from oil shales, coal, gilsonite and other such sources.
      Proved undeveloped reserves. Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.
      Royalty. An interest in an oil and gas lease that gives the owner of the interest the right to receive a portion of the production from the leased acreage (or of the proceeds of the sale thereof), but generally does not require the owner to pay any portion of the costs of drilling or operating the wells on the leased acreage. Royalties may be either landowner’s royalties, which are reserved by the owner of the leased acreage at the time the lease is granted, or overriding royalties, which are usually reserved by an owner of the leasehold in connection with a transfer to a subsequent owner.
      Tcf. One trillion cubic feet of gas.
      Tcfe. One trillion cubic feet of gas equivalent.
      Upstream. The portion of the oil and gas industry focused on acquiring, exploiting, developing, exploring for and producing oil and gas.
      Working interest. An interest in an oil and gas lease that gives the owner of the interest the right to drill for and produce oil and gas on the leased acreage and requires the owner to pay a share of the costs of drilling and production operations.

 Annex A
      The merger agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in this joint proxy statement/ prospectus and in the other public filings each of us makes with the SEC, which are available without charge at www.sec.gov.
      The merger agreement contains representations and warranties we made to each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that we have exchanged in connection with signing the merger agreement. While we do not believe that they contain information securities laws require us to publicly disclose, other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, quantifies and creates exceptions to the representations and warranties set forth in the attached merger agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified in important part by the underlying disclosure schedules. These disclosure schedules contain information that has been included in Petrohawk’s and Mission’s prior public disclosures, as well as potential additional nonpublic information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement, which subsequent information may or may not be fully reflected in the our public disclosures.
AGREEMENT AND PLAN OF MERGER
(as amended through June 8, 2005)
      AGREEMENT AND PLAN OF MERGER, dated as of April 3, 2005 (the “Agreement”), is by and among Mission Resources Corporation, a Delaware corporation (the “Company”), Petrohawk Energy Corporation, a Delaware corporation (“Parent”), and Petrohawk Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Purchaser”).
      WHEREAS, the respective Boards of Directors of Parent, Purchaser and the Company have each approved this Agreement and the merger of Purchaser with and into the Company (the “Acquisition Merger” or the “Merger”) and the immediately subsequent merger of the Company with and into Parent (the “Upstream Merger”), upon the terms and subject to the conditions of this Agreement and in accordance with the terms of this Agreement and the General Corporation Law of the State of Delaware (the “DGCL”);
      WHEREAS, concurrently with the execution and delivery of this Agreement, (i) Parent and Company have entered into voting agreements with each of Harbert Distressed Investment Master Fund, Ltd., Guggenheim Capital, LLC, and Stellar Funding, Ltd., under which such parties have among other things agreed to support the Merger upon the terms and conditions set forth therein (the “Voting Agreements”) and (ii) Company has delivered to the Parent Non-Solicitation Agreements executed by Robert L. Cavnar, Richard W. Piacenti, John L. Eells, Marshall L. Munsell, Tom C. Langford and William R. Picquet (the “Non-Solicitation Agreements”);
      WHEREAS, the respective Boards of Directors of Parent and the Company have determined that the Merger is fair to, and in the best interests of, their respective stockholders; and
      WHEREAS for U.S. federal income Tax purposes, Parent, Purchaser and the Company intend that: (a) the Acquisition Merger and the Upstream Merger shall be treated as a single integrated transaction (together, the “Integrated Transaction”) that will qualify as a reorganization within the meaning of Section 368(a) of the Code, (b) this Agreement and the Upstream Merger Agreement will together constitute a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g) and (c) Parent and the Company will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

      NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:
ARTICLE I
THE MERGER
      Section 1.1.     The Merger. Upon the terms and subject to conditions of this Agreement and in accordance with the DGCL, at the Effective Time, Purchaser shall be merged with and into the Company. At the Effective Time, the separate existence of Purchaser shall cease and the Company shall continue as the surviving corporation (the “Surviving Corporation”). The Merger shall have the effect as provided in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, upon the Merger, all the rights, privileges, immunities, powers and franchises of the Company and Purchaser shall vest in the Surviving Corporation and all the obligations, duties, debts and liabilities of the Company and Purchaser shall be the obligations, duties, debts and liabilities of the Surviving Corporation. Immediately after the Effective Time, Parent and the Surviving Corporation shall take all action necessary to consummate the Upstream Merger.
      Section 1.2.     Effective Time. Upon the terms and subject to the conditions of this Agreement, as promptly as practicable after the Closing and on the Closing Date, Purchaser and the Company will cause a certificate of merger (the “Certificate of Merger”) to be duly prepared, executed, acknowledged and filed with the Secretary of State of the State of Delaware (the “Secretary of State”) as provided in the DGCL. The Merger shall become effective on the date and at the time when the Certificate of Merger has been duly filed with the Secretary of State or, subject to the DGCL, such other time as is agreed upon by the parties and specified in the Certificate of Merger, and such time is hereinafter referred to as the “Effective Time.”
      Section 1.2A.     Upstream Merger. Immediately following the Effective Time, Parent shall cause the Upstream Merger to occur. There shall be no conditions to the completion of the Upstream Merger other than the completion of the Acquisition Merger.
      Section 1.3.     Closing. Unless this Agreement shall have been terminated and the transactions contemplated herein abandoned pursuant to Section 7.1 and subject to the satisfaction or waiver of the conditions set forth in Article VI, the closing of the Merger (the “Closing”) will take place at 10:00 a.m., Houston time, on a date to be specified by the parties, which shall be no later than the second Business Day after satisfaction or waiver (by the party entitled to waive the condition) of all of the conditions set forth in Article VI (except for those conditions that by their nature cannot be satisfied until the Closing, but subject to the satisfaction or waiver of those conditions) (the “Closing Date”), at the offices of Thompson & Knight, LLP, 333 Clay Street, Suite 3300, Houston, Texas 77002, unless another time, date and/or place is agreed to in writing by the parties hereto.
      Section 1.4.     Certificate of Incorporation; Bylaws. Pursuant to the Merger, (a) the Certificate of Incorporation of Purchaser, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law, and (b) the Bylaws of the Purchaser, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.
      Section 1.5.     Directors and Officers of the Surviving Corporation and Certain Subsidiaries.
      (a) The directors of Purchaser immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation’s Certificate of Incorporation and Bylaws.
      (b) The officers of Purchaser immediately prior to the Effective Time shall, from and after the Effective Time, be the initial officers of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

      Section 1.6.     Effect on Capital Stock.
      (a) At the Effective Time, subject to the other provisions of this Article I and Section 2.1, each share of the Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock held directly or indirectly by Parent, Purchaser or the Company or any of their respective Subsidiaries and except for any Dissenting Shares), together with the Company Rights attached thereto or associated therewith, shall, by virtue of this Agreement and without any action on the part of the holder thereof, be converted into and exchangeable for the right to receive, at the election of the holder thereof as provided in and subject to the provisions of Section 1.7, either (i) the Per Share Stock Consideration or (ii) cash in an amount equal to the Per Share Consideration (the “Per Share Cash Consideration”, and together with the Per Share Stock Consideration, the “Merger Consideration”).
      For purposes of this Agreement:

“Aggregate Consideration” shall mean the sum of (x) the Total Stock Consideration and (y) the Total Cash Amount.

“Deemed Stock Amount” shall mean the Total Common Stock Amount; provided, however, that regardless of the actual number of shares of Company Common Stock outstanding immediately prior to the Effective Time, in no event shall the Deemed Stock Amount exceed the sum of (i) 41,535,088, (ii) the aggregate number of shares of Company Common Stock, if any, issued by the Company after the Cut-off Time and prior to the date of this Agreement upon the exercise of the Company Options outstanding as of the Cut-off Time and disclosed in Section 3.2(a) of the Company Disclosure Letter in accordance with the terms of such options and (iii) the aggregate number of shares of Company Common Stock, if any, issued by the Company after the date of this Agreement and prior to the Effective Time as permitted by Section 5.1(e).

“Exchange Ratio” shall mean the quotient, rounded to the nearest ten-thousandth, obtained by dividing the Per Share Consideration by the Final Parent Stock Price.

“Final Parent Stock Price” shall mean the volume-weighted average of the closing prices per share of Parent Common Stock as reported on the Nasdaq National Market (“Nasdaq”) during the Valuation Period.

“Per Share Consideration” shall mean the quotient, rounded to the nearest ten-thousandth, obtained by dividing the Aggregate Consideration by the Total Common Stock Amount.

“Per Share Stock Consideration” shall mean a number of shares (which need not be a whole number) of Parent Common Stock equal to the Exchange Ratio.

“Total Cash Amount” shall mean the product obtained by multiplying (x) $8.15 by (y) 40% of the Deemed Stock Amount.

“Total Common Stock Amount” shall mean the total number of shares of Company Common Stock outstanding immediately prior to the Effective Time.

“Total Stock Amount” shall mean the product obtained by multiplying (x) 0.7718 by (y) 60% of the Deemed Stock Amount.

“Total Stock Consideration” shall mean the product obtained by multiplying (x) the Total Stock Amount by (y) the Final Parent Stock Price.

“Valuation Period” shall mean the ten consecutive trading days during which the shares of Parent Common Stock are traded on Nasdaq ending on the third calendar day immediately prior to the Effective Time, or if such calendar day is not a trading day, then ending on the trading day immediately preceding such calendar day.
      (b) All of the shares of Company Common Stock, and associated Company Rights converted into the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of a certificate (each a “Certificate”) previously representing any such shares of Company Common Stock shall thereafter cease to have any rights with respect to such securities, except the right to receive (i) the Merger Consideration, (ii) any dividends and other distributions in accordance with Section 2.1(c), and (iii) any cash to be paid in lieu of any fractional share of Parent Common Stock in accordance with Section 2.1(e).
      (c) If, between the date of this Agreement and the Effective Time, the shares of Parent Common Stock shall be changed or proposed to be changed into a different number or class of shares by reason of the occurrence of or record date with respect to any reclassification, recapitalization, split-up, combination, exchange of shares or similar readjustment, in any such case within such period, or a stock dividend thereon shall be declared with a record date within such period, appropriate adjustments shall be made to the Per Share Cash Consideration and the Per Share Stock Consideration.
      (d) At the Effective Time, all shares of Company Common Stock that are owned directly or indirectly by Parent, Purchaser or the Company or any of their respective Subsidiaries shall be cancelled and shall cease to exist and no stock of Parent, cash or other consideration shall be delivered in exchange therefor. All shares of Parent Common Stock that are owned by the Company or any of its Subsidiaries shall become authorized unissued stock of Parent.
      (e) Each issued and outstanding share of common stock, par value $0.01 per share, of Purchaser issued and outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.
      (f) The calculations required by Section 1.6(a) shall be prepared by Parent promptly after the Closing.
      Section 1.7.     Election Procedures.
      (a) An election form and other appropriate and customary transmittal materials (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates theretofore representing shares of Company Common Stock shall pass, only upon proper delivery of such Certificates to the Exchange Agent) in such form as Parent shall specify and as shall be reasonably acceptable to the Company (the “Election Form”) shall be mailed together with the Proxy Statement or at such other time as the Company and Parent may agree (the “Mailing Date”) to each holder of record of Company Common Stock as of the close of business on the record date for notice of the Company Special Meeting (the “Election Form Record Date”).
      (b) Each Election Form shall permit the holder (or the beneficial owner through appropriate and customary documentation and instructions), other than any holder of Dissenting Shares, to specify (i) the number of shares of such holder’s Company Common Stock with respect to which such holder elects to receive the Per Share Stock Consideration (“Stock Election Shares”), (ii) the number of shares of such holder’s Company Common Stock with respect to which such holder elects to receive the Per Share Cash Consideration (“Cash Election Shares”), or (iii) that such holder makes no election with respect to such holder’s Company Common Stock (“No Election Shares”). Any Company Common Stock with respect to which the Exchange Agent has not received an effective, properly completed Election Form on or before 5:00 p.m., Houston time, on the 33rd day following the Mailing Date (or such other time and date as the Company and Parent shall agree) (the “Election Deadline”) (other than any shares of Company Common Stock that constitute Dissenting Shares as of such time) shall also be deemed to be “No Election Shares.”
      (c) Parent shall make available one or more Election Forms as may reasonably be requested from time to time by all Persons who become holders (or beneficial owners) of Company Common Stock between the Election Form Record Date and the close of business on the Business Day prior to the Election Deadline, and the Company shall provide to the Exchange Agent all information reasonably necessary for it to perform as specified herein.

      (d) Any such election shall have been properly made only if the Exchange Agent shall have actually received a properly completed Election Form by the Election Deadline. An Election Form shall be deemed properly completed only if accompanied by one or more Certificates (or customary affidavits and indemnification regarding the loss or destruction of such Certificates or the guaranteed delivery of such Certificates) representing all shares of Company Common Stock covered by such Election Form, together with duly executed transmittal materials included in the Election Form. Any Election Form may be revoked or changed by the Person submitting such Election Form prior to the Election Deadline. In the event an Election Form is revoked prior to the Election Deadline, the shares of Company Common Stock represented by such Election Form shall become No Election Shares and Parent shall cause the Certificates representing Company Common Stock to be promptly returned without charge to the Person submitting the Election Form upon written request to that effect from the holder who submitted the Election Form, except to the extent (if any) a subsequent election is properly made with respect to any or all of the applicable shares of Company Common Stock. Subject to the terms of this Agreement and of the Election Form, the Exchange Agent shall have reasonable discretion to determine whether any election, revocation or change has been properly or timely made and to disregard immaterial defects in the Election Forms, and any good faith decisions of the Exchange Agent regarding such matters shall be binding and conclusive. None of Parent, Purchaser or the Exchange Agent shall be under any obligation to notify any Person of any defect in an Election Form.
      (e) Within ten Business Days after the Election Deadline, unless the Effective Time has not yet occurred, in which case as soon after the Effective Time as practicable (and in no event more than ten Business Days after the Effective Time), Parent shall cause the Exchange Agent to effect the allocation among the holders of Company Common Stock of rights to receive Parent Common Stock or cash in the Merger in accordance with the Election Forms as follows:

(i) Cash Election Shares More Than Total Cash Amount. If the aggregate cash amount that would be paid upon the conversion of the Cash Election Shares in the Merger is greater than the Total Cash Amount, then:

(1) all Stock Election Shares and No Election Shares shall be converted into the right to receive the Per Share Stock Consideration,

(2) the Exchange Agent shall then select from among the Cash Election Shares, by a pro rata selection process, a sufficient number of shares (“Stock Designated Shares”) such that the aggregate cash amount that will be paid in the Merger equals as closely as practicable the Total Cash Amount, and all Stock Designated Shares shall be converted into the right to receive the Per Share Stock Consideration, and

(3) the Cash Election Shares that are not Stock Designated Shares will be converted into the right to receive the Per Share Cash Consideration.

(ii) Cash Election Shares Less Than Total Cash Amount. If the aggregate cash amount that would be paid upon conversion of the Cash Election Shares in the Merger is less than the Total Cash Amount, then:

(1) all Cash Election Shares shall be converted into the right to receive the Per Share Cash Consideration,

(2) the Exchange Agent shall then select first from among the No Election Shares and then (if necessary) from among the Stock Election Shares, by a pro rata selection process, a sufficient number of shares (“Cash Designated Shares”) such that the aggregate cash amount that will be paid in the Merger equals as closely as practicable the Total Cash Amount, and all Cash Designated Shares shall be converted into the right to receive the Per Share Cash Consideration, and

(3) the Stock Election Shares and the No Election shares that are not Cash Designated Shares shall be converted into the right to receive the Per Share Stock Consideration.

(iii) Cash Election Shares Equal to Total Cash Amount. If the aggregate cash amount that would be paid upon conversion of the Cash Election Shares in the Merger is equal to the Total Cash Amount, then subparagraphs (i) and (ii) above shall not apply and all Cash Election Shares shall be converted into the right to receive the Per Share Cash Consideration and all Stock Election Shares and No Election Shares shall be converted into the right to receive the Per Share Stock Consideration.
Notwithstanding anything in this Agreement to the contrary, for purposes of determining the allocations set forth in this Section 1.7(e), Parent shall have the right, but not the obligation, to require that any shares of Company Common Stock that constitute Dissenting Shares as of the Election Deadline be treated as Cash Election Shares, although no such shares shall be subject to any of the pro rata selection processes contemplated by this Section 1.7(e).
      (f) The pro rata selection process to be used by the Exchange Agent shall consist of such equitable pro ration processes as shall be mutually determined by Parent and the Company.
      Section 1.8     Stock Options. (a) At the Effective Time, each option granted by the Company to purchase shares of Company Common Stock (each a “Company Option”) which was granted pursuant to any stock option plan, program or arrangement of the Company as set forth on Section 3.2 the Company Disclosure Letter (collectively, the “Company Option Plans”), that is outstanding and unexercised immediately prior to the Effective Time shall cease to represent a right to acquire share of Company Common Stock, and Parent shall assume each such Company Option (hereafter, “Assumed Option”) subject to the terms of the applicable Company Option Plan and the agreement evidencing the grant thereunder of such Assumed Option; provided, however, that the (i) the number of shares of Parent Common Stock purchaseable upon such exercise of such Assumed Option shall be equal to the number of shares of Company Common Stock that were purchasable under such Company Option immediately prior to the Effective Time multiplied by the Exchange Ratio, and rounded to the nearest whole share, and (ii) the per share exercise price under such Assumed Option shall be adjusted by dividing the per share exercise price under such Company Option by the Exchange Ratio, and rounding to the nearest whole cent. Any provision of this Agreement to the contrary notwithstanding, in the case of any Assumed Option, the exercise price, the number of shares of Parent Common Stock purchasable pursuant to such Assumed Option and the terms and conditions of exercise of such options shall be determined in a manner that complies with Section 424(a) of the Code and the regulations thereunder. Prior to the Effective Time, Parent shall prepare and file with the SEC a registration statement on Form S-8 (or other appropriate form) registering all the shares of Parent Common Stock subject to the Assumed Options, and such registration statement shall be kept effective (and the current status of the prospectus or prospectuses required thereby shall be maintained) as long as any Assumed Option remains outstanding.
      Section 1.9     Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, with respect to each share of Company Common Stock as to which the holder thereof shall have properly complied with the provisions of Section 262 of the DGCL as to appraisal rights (each, a “Dissenting Share”), if any, such holder shall be entitled to payment, solely from the Surviving Corporation, of the appraisal value of the Dissenting Shares to the extent permitted by and in accordance with the provisions of Section 262 of the DGCL; provided, however, that (i) if any holder of Dissenting Shares, under the circumstances permitted by and in accordance with the DGCL, affirmatively withdraws his demand for appraisal of such Dissenting Shares, (ii) if any holder of Dissenting Shares fails to establish his entitlement to appraisal rights as provided in the DGCL or (iii) if any holder of Dissenting Shares takes or fails to take any action the consequence of which is that such holder is not entitled to payment for his shares under the DGCL, such holder or holders (as the case may be) shall forfeit the right to appraisal of such shares of Company Common Stock and such shares of Company Common Stock shall thereupon cease to constitute Dissenting Shares and if such forfeiture shall occur following the Election Deadline, each such share of Company Common Stock shall thereafter be deemed to have been converted into and to have become, as of the Effective Time, the right to receive, without interest thereon, the Per Share Stock Consideration; provided that Parent shall be entitled to convert each such share into the right to receive the Per Share Cash Consideration or a combination of the Per Share Cash Consideration and Per

Share Stock Consideration if Parent shall have received an opinion from Thompson & Knight, LLP stating that the Merger shall not fail to satisfy the continuity of interest requirement under Section 368 of the Code as a result thereof. The Company shall give Parent prompt notice of any demands received by the Company for appraisal of shares of Company Common Stock, and Parent shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not settle, make any payments with respect to, or offer to settle, any claim with respect to Dissenting Shares without the written consent of Parent.
ARTICLE II
EXCHANGE OF CERTIFICATES
      Section 2.1     Exchange of Certificates.
      (a) Exchange Agent. Upon the Effective Time, Parent shall be obligated to remit the Merger Consideration to a bank or trust company designated by Parent and reasonably satisfactory to the Company (the “Exchange Agent”), and immediately following the effective time of the Upstream Merger, Parent shall deposit, or shall cause to be deposited, with the Exchange Agent, for the benefit of the holders of shares of Company Common Stock, for exchange in accordance with this Article II, through the Exchange Agent, sufficient cash and certificates representing shares of Parent Common Stock to make pursuant to this Article II all deliveries of cash and Parent Common Stock as is required by Article I. Parent agrees to make available to the Exchange Agent, from time to time as needed, cash sufficient to pay any dividends and other distributions pursuant to Section 2.1(c) and to make payments in lieu of fractional shares pursuant to Section 2.1(e). The Exchange Agent shall, pursuant to irrevocable instructions, deliver the Merger Consideration contemplated to be paid for shares of Company Common Stock pursuant to this Agreement out of the Exchange Fund. Except as contemplated by Sections 2.1(c) and 2.1(e), the Exchange Fund shall not be used for any other purpose. Any cash and certificates representing Parent Common Stock deposited with the Exchange Agent (including as payment for fractional shares in accordance with Section 2.1(e) and any dividends or other distributions in accordance with Section 2.1(c)) shall hereinafter be referred to as the “Exchange Fund.”
      (b) Exchange Procedures. Promptly after the Effective Time, Parent shall instruct the Exchange Agent to mail to each holder of record of a Certificate or Certificates which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent and shall be in customary form and subject to the reasonable approval of the Company prior to the Effective Time) and (ii) instructions for its use in effecting the surrender of the Certificates in exchange for the Merger Consideration payable in respect of the shares of Company Common Stock represented by such Certificates. Upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, properly completed and duly executed, and such other documents as may be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor (A) one or more shares of Parent Common Stock (which shall be in uncertificated book-entry form unless a physical certificate is requested) representing, in the aggregate, the whole number of shares of Parent Common Stock, if any, that such holder has the right to receive pursuant to Section 1.6 (after taking into account all shares of Company Common Stock previously represented by all Certificates then held by such holder) and (B) a check in the amount equal to the cash portion of the Merger Consideration, if any, that such holder has the right to receive pursuant to Section 1.6 and this Article II, including cash payable in lieu of any fractional shares of Parent Common Stock pursuant to Section 2.1(e) and dividends and other distributions pursuant to Section 2.1(c). No interest shall be paid or accrued on any Merger Consideration, cash in lieu of fractional shares or on any unpaid dividends and distributions payable to holders of Certificates. In the event of a transfer of ownership of shares of Company Common Stock which is not registered in the transfer records of the Company, the Merger Consideration payable in respect of such shares of Company Common Stock may be paid to a transferee if the Certificate representing such shares of Company Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and the Person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other Taxes required by reason of the delivery of the Merger Consideration in any name other than that of the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable. Until surrendered as contemplated by this Section 2.1, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration payable in respect of the shares of Company Common Stock represented by such Certificate, cash in lieu of any fractional shares of Parent Common Stock to which such holder is entitled pursuant to Section 2.1(e) and any dividends or other distributions to which such holder is entitled pursuant to Section 2.1(c).
      (c) Distributions with Respect to Unexchanged Shares of Parent Common Stock. No dividends or other distributions declared or made with respect to shares of Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock that such holder would be entitled to receive upon surrender of such Certificate and no cash payment in lieu of fractional shares of Parent Common Stock shall be paid to any such holder until such holder shall surrender such Certificate in accordance with this Section 2.1. Following surrender of any such Certificate, there shall be paid to such holder of shares of Parent Common Stock issuable in exchange therefor, without interest, (a) promptly after the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Parent Common Stock, and (b) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such shares of Parent Common Stock. For purposes of dividends or other distributions in respect of shares of Parent Common Stock, all shares of Parent Common Stock to be issued pursuant to the Merger shall be entitled to dividends pursuant to the immediately preceding sentence as if such shares of Parent Common Stock were issued and outstanding as of the Effective Time.
      (d) Further Rights in Company Common Stock. The Merger Consideration issued upon conversion of a share of Company Common Stock in accordance with the terms hereof (including any payments made pursuant to Section 2.1(c) or Section 2.1(e)) shall be deemed to have been issued in full satisfaction of all rights pertaining to such share of Company Common Stock.
      (e) Fractional Shares. No certificates or scrip or shares of Parent Common Stock representing fractional shares of Parent Common Stock or book-entry credit of the same shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to have any rights as a holder of any shares of Parent Common Stock.
      Notwithstanding any other provision of this Agreement, each holder of shares of Company Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) the average of the closing sale prices of Parent Common Stock on Nasdaq as reported by The Wall Street Journal for the five trading days immediately preceding the date on which the Effective Time shall occur and (ii) the fraction of a share of Parent Common Stock which such holder would otherwise be entitled to receive pursuant to Section 1.6. As promptly as practicable after the determination of the amount of cash, if any, to be paid to holders of fractional interests, the Exchange Agent shall so notify Parent, and Parent shall, or shall cause the Surviving Corporation to, deposit such amount with the Exchange Agent and shall cause the Exchange Agent to forward payments to such holders of fractional interests subject to and in accordance with the terms hereof. The parties acknowledge that payment of cash consideration in lieu of issuing fractional shares of Parent Common Stock was not separately bargained for consideration but merely represents a mechanical rounding off for purposes of simplifying the corporate and accounting problems that would otherwise be caused by the issuance of fractional shares of Parent Common Stock.

      (f) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of Company Common Stock for six months after the Effective Time shall be delivered to Parent upon demand and, from and after such delivery to Parent, any holders of Company Common Stock who have not theretofore complied with this Article II shall thereafter look only to Parent, as a general creditor thereof, for the Merger Consideration payable in respect of such shares of Company Common Stock, any cash in lieu of fractional shares of Parent Common Stock to which they are entitled pursuant to Section 2.1(e) and any dividends or other distributions with respect to Parent Common Stock to which they are entitled pursuant to Section 2.1(c), in each case, without any interest thereon.
      (g) No Liability. Neither Parent nor the Surviving Corporation shall be liable to any holder of shares of Company Common Stock for any such shares of Parent Common Stock (or dividends or distributions with respect thereto) or cash from the Exchange Fund delivered to a public official pursuant to any abandoned property, escheat or similar Law.
      (h) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall pay in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable in respect of the shares of Company Common Stock represented by such Certificate, any cash in lieu of fractional shares of Parent Common Stock to which the holders thereof are entitled pursuant to Section 2.1(e) and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 2.1(c), in each case, without any interest thereon.
      (i) Withholding. Each of Parent, the Surviving Corporation and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Company Common Stock such amounts as Parent, the Surviving Corporation or the Exchange Agent is required to deduct and withhold under the Code or any provision of state, local, or foreign Tax Law, with respect to the making of such payment. To the extent that amounts are so withheld by Parent, the Surviving Corporation or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Company Common Stock in respect of whom such deduction and withholding was made by Parent, the Surviving Corporation or the Exchange Agent, as the case may be.
      Section 2.2     Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of shares of Company Common Stock theretofore outstanding on the records of the Company. From and after the Effective Time, any Certificates presented to the Exchange Agent or Parent for any reason shall be converted into the Merger Consideration payable in respect of the shares of Company Common Stock previously represented by such Certificates, any cash in lieu of fractional shares of Parent Common Stock to which the holders thereof are entitled pursuant to Section 2.1(e) and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 2.1(c), without any interest thereon.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
      Except as set forth in the disclosure letter delivered by the Company to Parent at or prior to the execution and delivery of this Agreement (the “Company Disclosure Letter”) (each section of which qualifies the correspondingly numbered representation, warranty or covenant to the extent specified therein and such other representations, warranties or covenants to the extent a matter in such section is disclosed in such a way as to make its relevance to such other representation, warranty or covenant reasonably apparent), the Company represents and warrants to Parent and Purchaser as follows:
      Section 3.1     Organization.
      (a) Each of the Company and each of its Subsidiaries is a corporation or other entity duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation or organization, and has all requisite corporate or other power and authority to own, lease, use and operate its properties and to carry on its business as it is now being conducted.
      (b) Each of the Company and each of its Subsidiaries is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification or licensing is required, except where the failure to be so qualified or licensed individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company.
      (c) The Company has previously delivered to Parent a complete and correct copy of each of its certificate of incorporation and bylaws in each case as amended (if so amended) to the date of this Agreement, and has made available the certificate of incorporation, bylaws or other organizational documents of each of its Subsidiaries, in each case as amended (if so amended) to the date of this Agreement. Neither the Company nor any of its Subsidiaries is in violation of its certificate of incorporation, bylaws or similar governing documents.
      (d) Section 3.1(d) of the Company Disclosure Letter sets forth a true and correct list of all of the Subsidiaries of the Company and their respective jurisdictions of incorporation or organization. The respective certificates or articles of incorporation and bylaws or other organizational documents of the Subsidiaries of the Company do not contain any provision limiting or otherwise restricting the ability of the Company to control its Subsidiaries in any material respect.
      Section 3.2     Capitalization.
      (a) The authorized capital stock of the Company consists of 60,000,000 shares of the common stock of the Company, par value $.01 per share (the “Company Common Stock”) and 5,000,000 shares of preferred stock, par value $.01 per share (the “Company Preferred Stock”). As of the close of business on March 31, 2005 (the “Cut-off Time”), (i) 41,535,088 shares of Company Common Stock were issued and outstanding, and (ii) 5,832,715 shares of Company Common Stock were reserved for issuance upon the exercise of outstanding Company Options. From the Cut-off Time to the date of this Agreement, no additional shares of Company Common Stock have been issued (other than pursuant to Company Options which were outstanding as of the Cut-off Time and are disclosed in Section 3.2(a) of the Company Disclosure Letter as contemplated below), no additional Company Options have been issued or granted, and there has been no increase in the number of shares of Company Common Stock issuable upon exercise of the Company Options from those issuable under such Company Options as of the Cut-off Time. As of the date of this Agreement, (i) 389,323 shares of Company Common Stock are held in the treasury of the Company, and (ii) there are no shares of Company Preferred Stock issued and outstanding or held in treasury. Except for the treasury shares described above in this Section 3.2, neither the Company nor any of its Subsidiaries directly or indirectly owns any shares of Company Common Stock. No bonds, debentures, notes or other indebtedness having the right to vote (or convertible into or exchangeable for securities having the right to vote) on any matters on which stockholders of the Company may vote are issued or outstanding. All issued and outstanding shares of the Company’s capital stock are, and all shares that may be issued or granted pursuant to the exercise of Company Options will be, when issued or granted in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. Except for the Company Options and the Company Series A Preferred Stock purchase rights (the “Company Rights”) issued pursuant to the Rights Agreement, dated as of September 12, 1997, between the Company and American Stock Transfer & Trust Company, as amended to date (the “Company Rights Agreement”), there are no outstanding or authorized (x) options, warrants, preemptive rights, subscriptions, calls or other rights, convertible securities, agreements, stock appreciation rights, phantom equity or other claims or commitments of any character (including “rights plans” or “poison pills”) obligating the Company or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity interest in the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (y) contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of the Company or any of its Subsidiaries or any such securities or agreements listed in clause (x) of this sentence, or (z) voting trusts or similar agreements to which the Company or any of its Subsidiaries is a party with respect to the voting of the capital stock of the Company or any of its Subsidiaries. Section 3.2(a) of the Company Disclosure Letter sets forth the following information with respect to each Company Option outstanding as of the Cut-off Time: (i) name of the holder; (ii) number of shares of Company Common Stock issuable upon exercise thereof; (iii) exercise price; (iv) issue date; (v) termination date; and (vi) whether such option contains any put, redemption or similar feature. At the Effective Time, there will not be any outstanding subscriptions, options, warrants, calls, preemptive rights, subscriptions, or other rights, convertible or exchangeable securities, agreements, claims or commitments of any character by which the Company or any of its Subsidiaries will be bound calling for the purchase or issuance of any shares of the capital stock of the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or any other such securities or agreements. No additional shares shall be issued and all necessary action has been take to render the Company Rights inapplicable to the Merger.
      (b) (i) All of the issued and outstanding shares of capital stock (or equivalent equity interests of entities other than corporations) of each of the Company’s Subsidiaries are owned, directly or indirectly, by the Company free and clear of any Liens, other than statutory Liens for Taxes not yet due and payable and such other restrictions as may exist under applicable Law, and all such shares or other ownership interests have been duly authorized, validly issued and are fully paid and non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof, and (ii) neither the Company nor any of its Subsidiaries owns any shares of capital stock or other securities of, or interest in, any other Person, except for (A) shares of capital stock or other securities of non-affiliates that (x) do not constitute more than a 5% interest in such non-affiliates or (y) have an aggregate value (per issuer) that does not exceed $100,000 and (B) the securities of the Subsidiaries of the Company. Neither the Company nor any Subsidiary of the Company is obligated to make any capital contribution to or other investment in any other Person.
      (c) No material indebtedness of the Company or any of its Subsidiaries contains any restriction upon (i) the prepayment of any indebtedness of the Company or any of its Subsidiaries, (ii) the incurrence of indebtedness by the Company or any of its Subsidiaries, or (iii) the ability of the Company or any of its Subsidiaries to grant any Lien on the properties or assets of the Company or any of its Subsidiaries.
      Section 3.3     Authorization; Validity of Agreement.
      (a) The Company has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company (the “Company Board”). Except for the Company Required Vote, no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by Parent and Purchaser, is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforcement may be subject to or limited by (i) bankruptcy, insolvency or other similar Laws, now or hereafter in effect, affecting creditors’ rights generally and (ii) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).
      (b) The Company Board has adopted such resolutions as are necessary so that the provisions of Section 203 of the DGCL are inapplicable to the Merger or any of the other transactions contemplated by this Agreement. Except for Section 203 of the DGCL (which has been rendered inapplicable), to the knowledge of the Company, no “moratorium,” “control share,” “fair price” or other antitakeover Laws are applicable to the Merger or any of the other transactions contemplated by this Agreement.
      Section 3.4     No Violations; Consents and Approvals.
      (a) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation by the Company of the Merger or any other transactions contemplated hereby will (i) violate any provision of the certificate of incorporation or the bylaws of the Company, or the certificate of incorporation, bylaws or similar governing documents of any of the Company’s Subsidiaries, (ii) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination, cancellation or amendment under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of the Company or any of its Subsidiaries under, or result in the acceleration or trigger of any payment, time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, collective bargaining agreement, agreement or other legally binding instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective assets or properties may be bound, or (iii) conflict with or violate any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule or regulation (collectively, “Laws”) applicable to the Company, any of its Subsidiaries or any of their respective properties or assets; except in the case of clause (iii), for such conflicts, violations, breaches, defaults or Liens which individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company.
      (b) No material filing or registration with, declaration or notification to, or order, authorization, consent or approval of, any federal, state, local or foreign court, arbitral, legislative, executive or regulatory authority or agency (a “Governmental Entity”) or any other Person is required in connection with the execution, delivery and performance of this Agreement by the Company or the consummation by the Company of the Merger or any other transactions contemplated hereby, except for (i) the filing with the SEC of the Proxy Statement in definitive form relating to the meetings of the Company’s and Parent’s stockholders to be held in connection with this Agreement and the transactions contemplated hereby, and the filing and declaration of effectiveness of the registration statement on Form S-4 (the “S-4”) in which the Proxy Statement will be included as a prospectus, (ii) the adoption of this Agreement and the approval of the Merger by the Company Required Vote, (iii) such filings, authorizations or approvals as may be required under (A) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (“HSR Act”) or (B) any other Competition Laws, rules or regulations, (iv) the filing of the Certificate of Merger with the Secretary of State and (v) such consents, approvals, orders, authorizations, notifications, registrations, declarations and filings (x) as are customarily made or obtained in connection with the transfer of interests in or change of control of ownership of oil and gas properties and (y) the failure of which to be obtained or made, individually or in the aggregate, has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company or materially impair the ability of the Company to perform its obligations under this Agreement.
      Section 3.5     SEC Reports and Financial Statements.
      (a) The Company has timely filed with the SEC all forms and other documents (including exhibits and other information incorporated therein) required to be filed by it since January 1, 2002 (such documents, the “Company SEC Documents”), including (i) its Annual Reports on Form 10-K for the years ended December 31, 2002, December 31, 2003 and December 31, 2004, respectively, (ii) its Quarterly Reports on Form 10-Q for the periods ended March 31, June 30 and September 30, 2004, (iii) all proxy statements relating to meetings of stockholders of the Company since January 1, 2002 (in the form mailed to stockholders), and (iv) all other forms, reports and registration statements required to be filed by the Company with the SEC since January 1, 2002. As of their respective dates, the Company

SEC Documents, including the financial statements and schedules provided therein or incorporated by reference therein, (x) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (y) complied in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) and the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder (“SOX”), as the case may be.
      (b) The December 31, 2004 consolidated balance sheet of the Company and the related consolidated statements of income, changes in stockholders’ equity and cash flows (including, in each case, the related notes, where applicable), as reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the SEC under the Exchange Act fairly present, and the financial statements to be filed by the Company with the SEC after the date of this Agreement will fairly present (subject, in the case of unaudited statements, to recurring audit adjustments normal in nature and amount), in all material respects, the consolidated financial position and the results of the consolidated operations, cash flows and changes in stockholders’ equity of the Company and its Subsidiaries as of the respective dates or for the respective fiscal periods therein set forth; each of such statements (including the related notes, where applicable) complies, and the financial statements to be filed by the Company with the SEC after the date of this Agreement will comply, with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto; and each of such statements (including the related notes, where applicable) has been, and the financial statements to be filed by the Company with the SEC after the date of this Agreement will be, prepared in accordance with generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except as indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q. The books and records of the Company and its Subsidiaries have been, and are being, maintained in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions. KPMG LLP is an independent public accounting firm with respect to the Company and has not resigned or been dismissed as independent public accountants of the Company.
      Section 3.6     Absence of Certain Changes.
      (a) Except as disclosed in the Company SEC Documents filed by the Company with the SEC prior to the date of this Agreement (the “Specified Company SEC Documents”), to the extent that it is reasonably apparent that the disclosure in the Specified Company SEC Documents is responsive to the matters set forth in this Section 3.6(a), since December 31, 2004, (i) the Company and its Subsidiaries have conducted their respective operations only in the ordinary course consistent with past practice and (ii) there has not occurred or continued to exist any event, change, occurrence, effect, fact, circumstance or condition which, individually or in the aggregate, has had, or would be reasonably likely to have or result in, a Material Adverse Effect on the Company.
      (b) Except as as previously provided to Parent by the Company or as disclosed in the Specified Company SEC Documents, to the extent that it is reasonably apparent that the disclosure in the Specified Company SEC Documents is responsive to the matters set forth in this Section 3.6(b), since December 31, 2004 to the date of this Agreement, neither the Company nor any of its Subsidiaries has (i) except as required pursuant to the terms of the Company Plans as in effect on December 31, 2004 or as required to comply with applicable Law, (A) increased or agreed to increase the wages, salaries, compensation, pension, or other fringe benefits or perquisites payable to any officer, employee or director from the amount thereof in effect as of December 31, 2004, other than increases in wages, salaries and other cash compensation in the ordinary course of business consistent with past practice, (B) granted any severance or termination pay, (C) entered into or made any loans to any of its officers, directors or employees or made any change in its borrowing or lending arrangements for or on behalf of any of such Persons or (D) adopted or amended, or accelerated the payment or vesting of benefits under, any Company Plan, (ii) declared, set aside or paid any dividend or other distribution (whether in cash, stock or property) with respect to any of the Company’s capital stock, (iii) effected or authorized any split, combination or reclassification of any of the Company’s capital stock or any issuance thereof or issued any other securities in respect of, in lieu of or in substitution for shares of the Company’s capital stock, except for issuances of Company Common Stock upon the exercise of Company Options, in each case in accordance with their terms at the time of exercise, (iv) changed in any material respect, or had knowledge of any reason that required any material change in, any accounting methods (or underlying assumptions), principles or practices of the Company or its Subsidiaries, including any material reserving, renewal or residual method, practice or policy, (v) made any material Tax election or settled or compromised any material income Tax liability, (vi) made any material change in the policies and procedures of the Company or its Subsidiaries in connection with trading activities, (vii) sold, leased, exchanged, transferred or otherwise disposed of any material Company Asset other than in the ordinary course consistent with past practice, (viii) revalued, or had knowledge of any reason that required revaluing, any of the Company Assets in any material respect, including writing down the value of any of the Company Assets or writing off notes or accounts receivable, in each case in any material respect and other than in the ordinary course of business consistent with past practice, or (ix) made any agreement or commitment (contingent or otherwise) to do any of the foregoing.
      Section 3.7     Absence of Undisclosed Liabilities. Except as disclosed in the Specified Company SEC Documents, to the extent that it is reasonably apparent that the disclosure in the Specified Company SEC Documents is responsive to the matters set forth in this Section 3.7, neither the Company nor any of its Subsidiaries has any liabilities or obligations (accrued, contingent or otherwise), except for (i) liabilities that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company, (ii) liabilities in respect of Litigation (which are the subject of Section 3.10), and (iii) liabilities under Environmental Laws (which are the subject of Section 3.14). Neither the Company nor any of its Subsidiaries is in default in respect of the terms and conditions of any indebtedness or other agreement which individually or in the aggregate has had, or would be reasonably likely to have or result in, a Material Adverse Effect on the Company.
      Section 3.8     Proxy Statement; Form S-4; Merger Documents. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in (a) the S-4 at the time the S-4 becomes effective under the Securities Act or (b) the Proxy Statement (and any amendment thereof or supplement thereto) at the date(s) mailed to the stockholders of the Company and Parent, at the time of the Company Special Meeting, at the time of the Parent Stockholders’ Meeting and at the Effective Time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement and the S-4 will comply in all material respects with the provisions of the Exchange Act, except that no representation is made by the Company with respect to statements made in the Proxy Statement based on information supplied to the Company by Parent or Purchaser for inclusion in the Proxy Statement or the S-4.
      Section 3.9     Employee Benefit Plans; ERISA.
      (a) Section 3.9(a) of the Company Disclosure Letter contains a complete and correct list as of the date of this Agreement of each bonus, deferred compensation, incentive compensation, stock purchase, stock option, stock appreciation right or other equity-based incentive, severance, termination, change in control, retention, employment, hospitalization or other medical, life or other insurance, disability, other welfare, supplemental unemployment, profit-sharing, pension, or retirement plan, program, agreement or arrangement, and each other director or employee compensation or benefit plan, program, agreement or arrangement, sponsored, maintained or contributed to by the Company, any of its Subsidiaries or by any trade or business, whether or not incorporated (an “ERISA Affiliate”), that together with the Company or any of its Subsidiaries would be deemed a “single employer” within the meaning of Section 4001(b) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to which the Company or an ERISA Affiliate is party, whether written or oral, for the benefit of any current or former officer, employee or director of the Company, any of its Subsidiaries or any ERISA Affiliate (the “Company Plans”). In this Section 3.9, “80%” shall be substituted for “50%” in the definition of

“Subsidiary” set forth in Section 8.5. Section 3.9(a) of the Company Disclosure Letter contains the name of the Company’s ERISA Affiliates.
      (b) With respect to each Company Plan, the Company has heretofore delivered to Parent complete and correct copies of each of the following documents (including all amendments to such documents), as applicable:

(i) the Company Plan or a written description of any Company Plan not in writing;

(ii) a copy of the most recent annual report or Internal Revenue Service Form 5500 Series, including all related reports required therewith;

(iii) a copy of the most recent Summary Company Plan Description (“SPD”), together with all Summaries of Material Modification issued with respect to such SPD and all other material employee communications relating to each Company Plan distributed by the Company or any of its Subsidiaries from December 31, 2004 to the date of this Agreement;

(iv) if the Company Plan or any obligations thereunder are funded through a trust or any other funding vehicle or through insurance, the trust or other funding agreement and the latest financial statements thereof or evidence of insurance coverage thereof;

(v) all contracts relating to the Company Plan with respect to which the Company or any ERISA Affiliate may have any material liability, including insurance contracts, investment management agreements, subscription and participation agreements and record keeping agreements;

(vi) if the Company Plan is intended to qualify under Section 401(a) of the Code, the most recent determination letter received from the Internal Revenue Service; and

(vii) all material communications between the Company or any ERISA Affiliate and any Governmental Entity.
      (c) No Company Plan in effect as of the date hereof is subject to Title IV or Section 302 of ERISA. No liability under Title IV or Section 302 of ERISA has been incurred by the Company or any ERISA Affiliate that has not been satisfied in full, and no condition exists that would be reasonably likely to result in the Company or any ERISA Affiliate incurring any such liability. Insofar as the representation made in this Section 3.9(c) applies to Sections 4064, 4069 or 4204 of Title IV of ERISA, such representation is made with respect to any employee benefit plan, program, agreement or arrangement subject to Title IV of ERISA to which the Company or any ERISA Affiliate made, or was required to make, contributions during the five-year period ending on the last day of the most recent plan year ended prior to the Closing Date.
      (d) None of the Company, any ERISA Affiliate, any of the Company Plans, any trust created thereunder and, to the knowledge of the Company, any trustee or administrator thereof has engaged in a transaction or has taken or failed to take any action with respect to a Company Plan in connection with which the Company, any of its Subsidiaries or any ERISA Affiliate would be reasonably likely to be subject to a material civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a Tax imposed pursuant to Section 4975(a) or (b), 4976 or 4980B of the Code.
      (e) All contributions required to be made by the Company and its ERISA Affiliates Subsidiaries with respect to any Company Plan on or prior to the Closing Date have been timely made or are reflected on the consolidated balance sheet of the Company dated as of December 31, 2004 contained in the Specified Company SEC Documents. Since December 31, 2004 there has been no amendment to, written interpretation of or announcement (whether or not written) by the Company or any ERISA Affiliate relating to, or change in the terms of employee participation or coverage under, any Company Plan that would increase materially the expense of maintaining such Company Plan above the level of expense incurred in respect thereof for the most recent fiscal year ended prior to the date hereof.
      (f) Each of the Company Plans has been operated and administered by the Company and its ERISA Affiliates in all material respects in accordance with applicable Laws, including ERISA and the Code.

      (g) With respect to each of the Company Plans that is intended to be “qualified” within the meaning of Section 401(a) of the Code, the Company has received a currently effective determination letter from the IRS stating that it is so qualified, such letter has not been revoked, and, to the knowledge of the Company, no event has occurred that would be reasonably likely to affect such qualified status. No fund established under a Company Plan is intended to satisfy the requirements of Section 501(c)(9) of the Code.
      (h) No amounts payable under the Company Plans as a result of the transactions contemplated hereby will fail to be deductible for federal income Tax purposes by virtue of Sections 280G or 162(m) of the Code.
      (i) No Company Plan provides death, medical, hospitalization or similar benefits (whether or not insured) with respect to any current or former employee of the Company, its Subsidiaries or any ERISA Affiliate after retirement or other termination of service, other than (i) coverage mandated by applicable Law, (ii) death benefits under any “employee pension plan,” as that term is defined in Section 3(2) of ERISA or (iii) benefits, the full direct cost of which is borne by the current or former employee (or beneficiary thereof).
      (j) The consummation of the transactions contemplated by this Agreement will not, either alone or in combination with any other event, (i) entitle any current or former employee, officer or director of the Company, any of its Subsidiaries or any ERISA Affiliate to severance pay, unemployment compensation or any other similar termination payment under any Company Plan, or (ii) accelerate the time of payment or vesting of, increase the amount of or otherwise enhance any benefit due any such employee, officer or director under any Company Plan.
      (k) To the knowledge of the Company, neither the Company nor any Subsidiary has contributed to a nonconforming group health plan (as defined in Section 5000(c) of the Code) and no ERISA Affiliate of the Company or any of its Subsidiaries has incurred a Tax under Section 5000(a) of the Code which is or could become a liability of the Company or any of its Subsidiaries.
      (l) There is no pending or, to the knowledge of the Company, threatened material Litigation by, on behalf of or against any Company Plan by any participant (or beneficiary thereof) in such Company Plan or otherwise involving any such Company Plan (other than routine claims for benefits).
      Section 3.10     Litigation; Compliance with Law.
      (a) Except as disclosed in the Specified Company SEC Documents, (i) there is no Litigation pending or, to the knowledge of the Company, threatened in writing against, relating to or naming as a party thereto the Company or any of its Subsidiaries, any of their respective properties or assets or any of the Company’s officers or directors (in their capacities as such), (ii) there is no agreement, order, judgment, decree, injunction or award of any Governmental Entity against and/or binding upon the Company, any of its Subsidiaries or any of the Company’s officers or directors (in their capacities as such) that, in the case of either clause (i) or (ii), individually or in the aggregate has had, or would be reasonably likely to have or result in, a Material Adverse Effect on the Company, and (iii) there is no Litigation that the Company or any of its Subsidiaries has pending against other parties, where such Litigation is intended to enforce or preserve material rights of the Company or any of its Subsidiaries.
      (b) Each of the Company and its Subsidiaries has complied, and is in compliance, in all material respects with all Laws and Permits which affect the respective businesses of the Company or any of its Subsidiaries, the Company Real Property and/or the Company Assets, and the Company and its Subsidiaries have not been and are not in violation in any material respect of any such Law or Permit; nor has any notice, charge, claim or action has been received by the Company or any of its Subsidiaries or been filed, commenced, or to the knowledge of the Company, threatened against the Company or any of its Subsidiaries alleging any violation of the foregoing.
      (c) The Company and its Subsidiaries hold all Permits necessary for the ownership, leasing, operation, occupancy and use of the Company Real Property, the Company Assets and the conduct of their respective businesses as currently conducted (“Company Permits”), except where the failure to hold such Company Permits individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company. Neither the Company nor any of its Subsidiaries has received notice that any Company Permit will be terminated or modified or cannot be renewed in the ordinary course of business, and the Company has no knowledge of any reasonable basis for any such termination, modification or nonrenewal, in each case except for any such terminations, modifications or nonrenewals that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company. The execution, delivery and performance of this Agreement and the consummation of the Merger or any other transactions contemplated hereby do not and will not violate any Company Permit, or result in any termination, modification or nonrenewal thereof, except in each case for any such violations, terminations, modifications or nonrenewals that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company.
      (d) This Section 3.10 does not relate to matters with respect to (i) Company Plans, ERISA and other employee benefit matters (which are the subject of Section 3.9), (ii) Tax Laws and other Tax matters (which are the subject of Section 3.13), (iii) Environmental Laws and other environmental matters (which are the subject of Section 3.14), and (iv) labor matters (which are the subject of Section 3.17).
      Section 3.11     Intellectual Property.
      (a) The Company and its Subsidiaries own, or possess sufficient and legally enforceable licenses or other rights to use, any and all United States and foreign patents, patent applications, patent disclosures, mask works, computer software, geophysical data, trademarks, trade dress, trade names, logos, Internet domain names, copyrights and service marks, including applications to register and registrations for any of the foregoing, as well as trade secrets, know-how, data and other proprietary rights and information (all of the foregoing, referred to as “Technology” and together with trademarks, trade names and service marks, referred to as “Intellectual Property”) necessary for the conduct of the business and operations of the Company and its Subsidiaries as currently conducted, free and clear of any Liens (except for any Permitted Liens).
      (b) To the knowledge of the Company, the conduct of the business of the Company and its Subsidiaries does not infringe, conflict with or otherwise violate in any material respect any Intellectual Property of any Person, and none of the Company or any of its Subsidiaries has received notice or has knowledge of any such material infringement, conflict or other violation.
      Section 3.12     Material Contracts.
      (a) Except as disclosed in the Specified Company SEC Documents, to the extent that it is reasonably apparent that the disclosure in the Specified Company SEC Documents is responsive to the matters set forth in this Section 3.12(a), as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding (whether written or oral) (i) which is a material contract (as defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement, (ii) which materially restrains, limits or impedes the Company’s or any of its Subsidiaries’, or will materially restrain, limit or impede the Surviving Corporation’s, ability to compete with or conduct any business or any line of business, including geographic limitations on the Company’s or any of its Subsidiaries’ or the Surviving Corporation’s activities, but excluding confidentiality agreements and areas of mutual interest agreements entered into in the ordinary course of business, (iii) which is a material take-or-pay agreement or other similar agreement that entitles purchasers of production to receive delivery of Hydrocarbons without paying therefor, or (iv) which is otherwise material to the Company and its Subsidiaries taken as a whole. Each contract, arrangement, commitment or understanding of the type described in this Section 3.12(a), whether or not disclosed in the Specified Company SEC Documents, is referred to herein as a “Company Material Contract.” The Company has previously made available to Parent true, complete and correct copies of each Company Material Contract.

      (b) (i) Each Company Material Contract is valid and binding and in full force and effect, (ii) the Company and each of its Subsidiaries has performed all obligations required to be performed by it to date under each Company Material Contract, (iii) no event or condition exists which constitutes or, after notice or lapse of time or both, would constitute, a default on the part of the Company or any of its Subsidiaries under any such Company Material Contract and (iv) to the knowledge of the Company, no other party to such Company Material Contract is in default in any respect thereunder, except in each case where there has not been, and would not be reasonably likely to be, individually or in the aggregate, a material adverse effect on the rights or remedies of the Company or its Subsidiaries under such Company Material Contracts.
      Section 3.13     Taxes.
      (a) (i) All material Returns required to be filed by or with respect to the Company, its Subsidiaries and each Company Consolidated Group have been timely filed in accordance with all applicable Laws and all such Returns are true, correct and complete in all material respects, (ii) the Company, its Subsidiaries and each Company Consolidated Group have timely paid all material Taxes due or claimed to be due, (iii) all material Employment and Withholding Taxes and any other material amounts required to be withheld with respect to Taxes have been either duly and timely paid to the proper Governmental Entity or properly set aside in accounts for such purpose in accordance with applicable Laws, (iv) the charges, accruals and reserves for Taxes with respect to the Company, its Subsidiaries and each Company Consolidated Group reflected in the balance sheet, dated as of December 31, 2004, included in the Company’s Annual Report on Form 10-K for the term ended December 31, 2004 (the “Company Balance Sheet”) are adequate under GAAP, (v) no material deficiencies or other claims for any Taxes asserted or assessed, or, to the knowledge of the Company, proposed, against the Company or any of its Subsidiaries has not been resolved in all material respects, and (vi) there is no material Litigation pending or, to the knowledge of any of the Company or its Subsidiaries, threatened or scheduled to commence, against or with respect to the Company or any of its Subsidiaries in respect of any Tax or Return.
      (b) The statutes of limitations for the federal income Tax Returns of the Company, its Subsidiaries and each Company Consolidated Group have expired or otherwise have been closed for all taxable periods ending on or before December 31, 1998.
      (c) Since January 1, 1999, neither the Company nor any of its Subsidiaries has been a member of any “affiliated group” (as defined in Section 1504(a) of the Code) or has been included in any “consolidated,” “unitary” or “combined” Return (other than Returns which include only the Company and any Subsidiaries of the Company) provided for under the Laws of the United States, any foreign jurisdiction or any state or locality and none of the Company nor any of its Subsidiaries has any liability for the Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision under any state, local or foreign law), or as a successor or transferee.
      (d) Except as set forth on Section 3.13.(d) of the Company Disclosure Letter, as of the date of this Agreement, to the knowledge of the Company, there are no Non-U.S. Stockholders that hold more than 5% of the Company Common Stock.
      (e) There are no Tax sharing, allocation, indemnification or similar agreements or arrangements, whether written or unwritten, in effect under which the Company or any of its Subsidiaries could be liable for any material Taxes of any Person other than the Company or any Subsidiary of the Company.
      (f) Neither the Company nor any of its Subsidiaries has entered into an agreement or waiver extending any statute of limitations relating to the payment or collection of a material amount of Taxes, nor is any request for such a waiver or extension pending.
      (g) There are no Liens for Taxes on any asset of the Company or its Subsidiaries, except for Permitted Liens.

      (h) Neither the Company nor any of its Subsidiaries is the subject of or bound by any material private letter ruling, technical advice memorandum, closing agreement or similar material ruling, memorandum or agreement with any taxing authority.
      (i) Neither the Company nor its Subsidiaries has entered into, has any liability in respect of, or has any filing obligations with respect to, any “reportable transactions,” as defined in Section 1.6011-4(b)(1) of the Treasury Regulations.
      (j) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign Tax Law), (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax Law) executed on or prior to the Closing Date, or (iii) deferred intercompany gain or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign Tax Law).
      (k) Neither the Company nor any of its Subsidiaries has taken or agreed to take any action or knows of any fact, agreement, plan or other circumstance that would be reasonably likely to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.
      (l) The Company has made available to Parent correct and complete copies of (i) all U.S. federal income Tax Returns of the Company and its Subsidiaries relating to taxable periods ending on or after December 31, 2001, filed through the date hereof and (ii) any material audit report within the last three years relating to any material Taxes due from or with respect to the Company or any of its Subsidiaries.
      (m) No jurisdiction where the Company or any of its Subsidiaries does not file a Return has made a claim that the Company or any of its Subsidiaries is required to file a Return for a material amount of Taxes for such jurisdiction.
      (n) Within the last three years, neither the Company nor any of its Subsidiaries have owned any material assets located outside the United States or conducted a material trade or business outside the United States.
      (o) All of the transactions which the Company has accounted for as hedges under SFAS 133 have also been treated as hedging transactions for federal income Tax purposes pursuant to Treasury Regulation Section 1.1221-2 and have been properly identified as such under Treasury Regulation Section 1.1221-2(f).
      Section 3.14     Environmental Matters.
      (a) Except for such matters that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company, the Company and its Subsidiaries have complied, and are in compliance, with all applicable Environmental Laws, which compliance includes the possession of all Permits required under applicable Environmental Laws and compliance with the terms and conditions thereof and the making and filing with all applicable Governmental Entities of all reports, forms and documents and the maintenance of all records required to be made, filed or maintained by it under any Environmental Law. Neither the Company nor any of its Subsidiaries has received any communication (written or, if oral, would be reasonably likely to result in a formal claim) from any Person, whether a Governmental Entity, citizens group, employee or otherwise, that alleges that the Company or any of its Subsidiaries is not in compliance in any material respect with Environmental Laws and that has not been resolved in all material respects.
      (b) Except for such matters that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company, there are no Environmental Claims pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or, to the knowledge of the Company, against any Person whose liability for any

Environmental Claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law.
      (c) Except for such matters that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company, neither the Company nor any of its Subsidiaries is subject to any liability or obligation (accrued, contingent or otherwise) to cleanup, correct, abate or to take any response, remedial or corrective action under or pursuant to any Environmental Laws, relating to (i) environmental conditions on, under, or about any of the properties or assets owned, leased, operated or used by the Company or any of its Subsidiaries or, to the knowledge of the Company, any predecessor thereto at the present time or in the past, including the air, soil, surface water and groundwater conditions at, on, under, from or near such properties, or (ii) the past or present use, management, handling, transport, treatment, generation, storage, disposal or Release of any Hazardous Substances, whether on-site at any Company Real Property, or at any off-site location. The Company has provided or made available to Parent all material studies, assessments, reports, data, results of investigations or audits, analyses and test results, in the possession, custody or control of the Company or any of its Subsidiaries relating to (x) the environmental conditions on, under or about any of the properties or assets owned, leased, operated or used by any of the Company and its Subsidiaries or any predecessor in interest thereto at the present time or in the past and (y) any Hazardous Substances used, managed, handled, transported, treated, generated, stored or Released by any Person on, under, about or from, any of the properties, assets and businesses of the Company or any of its Subsidiaries.
      (d) Except for such matters that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company, to the knowledge of the Company, there are no past or present actions, activities, circumstances, conditions, events or incidents, including the Release, emission, discharge, presence or disposal of any Hazardous Substance, that would be reasonably likely to form the basis of any Environmental Claim against the Company or any of its Subsidiaries or against any Person whose liability for such Environmental Claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law.
      (e) Without in any way limiting the generality of the foregoing, there are no underground storage tanks located at any property currently owned, leased or operated by the Company or any of its Subsidiaries.
      (f) Neither the Company nor any of its Subsidiaries is required by virtue of the transactions contemplated by this Agreement, or as a condition to the effectiveness of any transactions contemplated by this Agreement, (i) to perform a site assessment for Hazardous Substances at any Company Real Property or (ii) to remove or remediate any Hazardous Substances from any Company Real Property.
      Section 3.15     Company Real Property; Operating Equipment.
      (a) Section 3.15(a) of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of all Company Owned Real Property setting forth information sufficient to specifically identify such Company Owned Real Property and the legal owner thereof. The Company and its Subsidiaries have good, valid fee simple title to the Company Owned Real Property, free and clear of any Liens other than Permitted Liens. Each Company Lease grants the lessee under the Company Lease the exclusive right to use and occupy the premises and rights demised thereunder free and clear of any Lien other than Permitted Liens. Each of the Company and its Subsidiaries has good and valid title to the leasehold estate or other interest created under its respective Company Leases free and clear of any Liens other than Permitted Liens.
      (b) The Company Real Property constitutes all the fee, leasehold and other interests in real property held by the Company and its Subsidiaries, other than the Company Oil and Gas Properties. The use and operation of the Company Real Property in the conduct of the business of the Company and its Subsidiaries does not violate any instrument of record or agreement affecting the Company Real Property, except for such violations as individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company. No current use by the Company and its Subsidiaries of the Company Real Property is dependent on a nonconforming use or other governmental approval.
      (c) All material operating equipment owned or leased by the Company or any of its Subsidiaries are, in the aggregate, in a state of repair so as to be adequate in all material respects for reasonably prudent operations in the areas in which they are operated.
      (d) All personal property of the Company on the date hereof shall become the personal property of the Surviving Corporation at the Effective Date.
      Section 3.16     Insurance. Section 3.16 of the Company Disclosure Letter contains a complete and correct list of all material insurance policies maintained by or on behalf of any of the Company and its Subsidiaries as of the date of this Agreement. Such policies are, and at the Closing policies or replacement policies having substantially similar coverages will be, in full force and effect, and all premiums due thereon have been or will be paid. The Company and its Subsidiaries have complied in all material respects with the terms and provisions of such policies. With respect to any material insurance claim submitted by the Company or any of its Subsidiaries since January 1, 2003, neither the Company nor any of its Subsidiaries has received any refusal of coverage, reservation of rights or other notice that the issuer of the applicable insurance policy or policies is not willing or able to perform its obligations thereunder that has not been settled.
      Section 3.17     Labor Matters.
      (a) Neither the Company nor any of its Subsidiaries is, or since January 1, 2000 has been, a party to or bound by a collective bargaining agreement or other similar agreement with any labor union or labor organization applicable to the employees of the Company or any of its Subsidiaries, and no such agreement is currently being negotiated. Since January 1, 2000, no representation election petition or application for certification has been filed by any employees of the Company or any of its Subsidiaries, nor is such a petition or application pending with the National Labor Relations Board or any Governmental Entity, and, to the knowledge of the Company, no labor union is currently engaged in or threatening, organizational efforts with respect to any employees of the Company or any of its Subsidiaries. Since January 1, 2000, no labor dispute, strike, slowdown, picketing, work stoppage, lockout or other collective labor action involving the employees of the Company or any of its Subsidiaries has occurred or is in progress or, to the knowledge of the Company, has been threatened against the Company or any of its Subsidiaries.
      (b) Except as individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company, each of the Company and its Subsidiaries is in compliance with all applicable Laws respecting employment and employment practices, terms and conditions of employment, immigration and wages and hours, and is not engaged in any unfair or unlawful labor practice.
      (c) There is no material Litigation pending, or to the knowledge of the Company, threatened involving the Company or any of its Subsidiaries and any of their respective employees or former employees.
      (d) To the knowledge of the Company, since January 1, 2003, no employee of the Company or any of its Subsidiaries has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any material applicable Law, in each case, by the Company, any of its Subsidiaries or any of their respective officers or directors.
      (e) Since January 1, 2001, neither the Company nor any of its Subsidiaries has effectuated (i) a “plant closing” (as defined in the Worker Adjustment and Retraining Notification Act, as amended (the “WARN Act”)), affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any of its Subsidiaries, or (ii) a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of the Company or any of its

Subsidiaries and for which the Company or any of its Subsidiaries has any liability; nor has the Company or any of its Subsidiaries been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any state, local or foreign Law or regulation similar to the WARN Act.
      (f) Section 3.17(f) of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of the names of all directors and officers of the Company and all other Company employees, together with (i) any incentive or bonus arrangement with respect to such Person and (ii) the number of shares of Company Common Stock owned beneficially or of record, or both, by each such Person who is an executive officer or director of the Company. The Company has previously provided to Parent the annual base salary or wages with respect to all Company employees.
      Section 3.18     Affiliate Transactions. Section 3.18 of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of all agreements, contracts, transfers of assets or liabilities or other commitments or transactions, whether or not entered into in the ordinary course of business, to or by which the Company or any of its Subsidiaries, on the one hand, and any of their respective officers or directors (or any of their respective affiliates, other than the Company or any of its direct or indirect wholly owned Subsidiaries) on the other hand, are or have been a party or otherwise bound or affected, and that (a) are currently pending, in effect or have been in effect during the past 12 months, (b) involve continuing liabilities and obligations that, individually or in the aggregate, have been, are or will be material to the Company and its Subsidiaries, taken as a whole and (c) are not Company Plans disclosed in Section 3.9(a) of the Company Disclosure Letter.
      Section 3.19     Derivative Transactions and Hedging. Section 3.19 of the Company Disclosure Letter contains a complete and correct list of all Derivative Transactions (including each outstanding Hydrocarbon or financial hedging position attributable to the Hydrocarbon production of the Company and its Subsidiaries) entered into by the Company or any of its Subsidiaries or for the account of any of its customers as of the date of this Agreement. All such Derivative Transactions were, and any Derivative Transactions entered into after the date of this Agreement will be, entered into in accordance with applicable Laws, and in accordance with the investment, securities, commodities, risk management and other policies, practices and procedures employed by the Company and its Subsidiaries. The Company and each of its Subsidiaries have duly performed in all material respects all of their respective obligations under the Derivative Transactions to the extent that such obligations to perform have accrued, and, to the knowledge of the Company, there are no material breaches, violations, collateral deficiencies, requests for collateral or demands for payment (except for ordinary course margin deposit requests), or defaults or allegations or assertions of such by any party thereunder.
      Section 3.20     Disclosure Controls and Procedures. Since January 1, 2003, the Company and each of its Subsidiaries has had in place “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) of the Exchange Act) designed and maintained to ensure in all material respects that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principals and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management’s general or specific authorization, (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, (e) all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and (f) all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports. The Company’s disclosure controls and procedures ensure that information required to be disclosed by the Company in the reports filed with the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms.

      Section 3.21     Oil and Gas.
      (a) The Company has furnished Parent prior to the date of this Agreement with reports estimating the Company’s and its Subsidiaries’ proved oil and gas reserves as of December 31, 2004, as prepared by Netherland, Sewell & Associates, Inc. (the “Company Reserve Report”). The factual, non-interpretive data on which the Company Reserve Report was based for purposes of estimating the oil and gas reserves set forth in the Company Reserve Report was accurate in all material respects.
      (b) All operated producing oil and gas wells included in the Company Reserve Report have been operated and produced and, to the knowledge of the Company, drilled, in accordance in all material respects with generally accepted oil and gas field practices and in compliance in all material respects with applicable oil and gas leases and applicable Law.
      (c) All material proceeds from the sale of crude oil, natural gas liquids and other hydrocarbons produced from crude oil or natural gas (“Hydrocarbons”) produced from the Company Oil and Gas Properties are being received by the Company and its Subsidiaries in a timely manner and are not being held in suspense for any reason (except in the ordinary course of business).
      (d) Except as previously provided to Parent by the Company, there are no Company and/or its Subsidiaries gas balancing or similar obligations as of the date of the information provided. Neither the Company nor any of its Subsidiaries has received any material advance, take-or-pay or other similar payments that entitle purchasers of production to receive deliveries of Hydrocarbons without paying therefor, and, on a net, company-wide basis, the Company is neither underproduced nor overproduced, in either case, to any material extent, under gas balancing or similar arrangements.
      (e) The Company and its Subsidiaries have good and defensible title to all oil and gas properties forming the basis for the reserves reflected in the Company Reserve Report as attributable to interests owned by the Company and its Subsidiaries and free and clear of all Liens, except for (i) Permitted Liens and (ii) Liens associated with obligations reflected in the Company Reserve Report. The oil and gas leases and other agreements that provide the Company and its Subsidiaries with operating rights in the oil and gas properties reflected in the Company Reserve Report are legal, valid and binding and in full force and effect, and the rentals, royalties and other payments due thereunder have been properly and timely paid and there is no existing default (or event that, with notice or lapse of time or both, would become a default) under any of such oil and gas leases or other agreements, except, in each case, as individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company.
      (f) No claim, notice or order from any Governmental Entity or other Person has been received by the Company or any of its Subsidiaries due to Hydrocarbon production in excess of allowables or similar violations that could result in curtailment of production after the Closing Date from any unit or oil and gas properties of the Company or any of its Subsidiaries, except any such violations which individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company.
      Section 3.22     Investment Company. Neither the Company nor any of its Subsidiaries is an “investment company,” a company “controlled” by an “investment company,” or an “investment adviser” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), or the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
      Section 3.23     Recommendation of Company Board of Directors; Opinion of Financial Advisor.
      (a) The Company Board, at a meeting duly called and held, duly adopted resolutions (i) determining that this Agreement and the transactions contemplated hereby are fair to, and in the best interests of, the stockholders of the Company, (ii) approving this Agreement and the transactions contemplated hereby, (iii) resolving to recommend adoption of this Agreement and approval of the Merger and the other transactions contemplated hereby by the stockholders of the Company and (iv) directing that the adoption of this Agreement and the approval of the Merger and the other transactions contemplated hereby be submitted to the Company’s stockholders for consideration in accordance with this Agreement, which resolutions, as of the date of this Agreement, have not been subsequently rescinded, modified or withdrawn in any way.
      (b) The Company has received an opinion of Merrill Lynch & Co. Inc. (“Merrill Lynch”) to the effect that, as of the date of this Agreement, the Merger Consideration to be received by the holders of shares of Company Common Stock (other than Parent, Purchaser or the Company) in the Merger is fair, from a financial point of view, to such holders. The Company has received the approval of Merrill Lynch to permit the inclusion of a copy of its written opinion in its entirety in the Proxy Statement, subject to Merrill Lynch’s review of the Proxy Statement.
      Section 3.24     Required Vote by Company Stockholders. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote hereon (the “Company Required Vote”) is the only vote of any class of capital stock of the Company required by the DGCL or the certificate of incorporation or the bylaws of the Company to adopt this Agreement and approve the Merger and the other transactions contemplated hereby.
      Section 3.25     Brokers. Except for Petrie Parkman & Co. Inc. (“Petrie Parkman”) and Merrill Lynch, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Subsidiaries, that is or will be payable by the Company or any of its Subsidiaries. The Company is solely responsible for the fees and expenses of Merrill Lynch as and to the extent set forth in the engagement letter dated March 27, 2005, and of Petrie Parkman as and to the extent set forth in the engagement letter dated as of August 19, 2002. The Company has previously delivered to Parent a true and correct copy of such engagement letters.
      Section 3.26     Tax Matters. Neither the Company nor, to the knowledge of the Company, any of its Subsidiaries has taken or agreed to take any action that would prevent the Integrated Transaction from constituting a reorganization within the meaning of Section 368(a) of the Code. Without limiting the generality of the foregoing, to the knowledge of the Company:

(a) The Merger will be carried out strictly in accordance with this Agreement and the Company is not a party to any other written or oral agreements regarding the Merger other than those expressly referred to in this Agreement.

(b) The Acquisition Merger and the Upstream Merger are part of an integrated plan for Parent to acquire the assets of the Company. The parties intend that the Acquisition Merger and the Upstream Merger will be treated, for federal income tax purposes, as if Parent had directly acquired the Company’s assets through a “statutory merger” as that term is used in Section 368(a)(1)(A) of the Code.

(c) The fair market value of the Aggregate Consideration will be approximately equal to the fair market value of the shares of Company Common Stock surrendered in the exchange.

(d) The aggregate fair market value, determined at the Effective Time, of the Total Stock Consideration will not be less than forty percent (40%) of the value, determined at the Effective Time, of the shares of Company Common Stock outstanding immediately before the Effective Time. For this purpose, it is assumed that the fair market value of the outstanding shares of Company Common Stock will equal the fair market value of the Aggregate Consideration, except that the Final Parent Stock Price shall mean the closing price per share of Parent Common Stock as reported on the NASDAQ on the date on which the Effective Time occurs.

(e) Prior to the Effective Time and in connection with or anticipation of the Merger, (i) none of the shares of Company Common Stock will be redeemed, (ii) no extraordinary dividends will be made with respect to the shares of Company Common Stock, and (iii) none of the shares of Company Common Stock will be acquired by the Company or any Related Person.

(f) The only capital stock of the Company issued and outstanding is Company Common Stock.

(g) The Company and Company stockholders will each pay their respective expenses, if any, incurred in connection with the Merger.

(h) Any compensation paid to the Company stockholders who enter (or have entered) into employment, consulting or noncompetitive contracts, if any, with Parent, Purchaser, or the Surviving Corporation (a) will be for services actually rendered or to be rendered, (b) will be commensurate with amounts paid to third parties bargaining at arm’s length for similar services, and (c) will not represent consideration for the surrender of the shares of the Company Common Stock in the Merger.

(i) No debt of the Company is guaranteed by any Company stockholder.

(j) The Company owns no stock of Parent.

(k) No assets of the Company have been sold, transferred or otherwise disposed of which would prevent Parent and the Surviving Corporation from continuing the historic business of the Company or from using a significant portion of the Company’s historic business assets in a business following the Integrated Transaction.

(l) The Company is not an investment company as defined in Section 368(a)(2)(F) of the Code. An investment company is (a) a regulated investment company; (b) a real estate investment trust; or (c) a corporation (i) fifty percent (50%) or more of the value of whose total assets are stock and securities, and (ii) eighty percent (80%) or more of the value of whose total assets are held for investment. For this purpose, “total assets” shall not include cash and cash items (including receivables) and government securities.

(m) The fair market value of the assets of the Company will equal or exceed the sum of its liabilities, plus the amount of liabilities, if any, to which the assets are subject.

(n) The total adjusted basis of the assets of the Company will equal or exceed the sum of the liabilities, plus the amount of liabilities, if any, to which the assets are subject.

(o) The Company is not under the jurisdiction of a court in a title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(p) There is no indebtedness existing between Parent and the Company, or between Purchaser and the Company, that was or will be issued, acquired, or settled at a discount in connection with the Merger.

(q) The Company has substantial non-tax business purposes and reasons for the Integrated Transaction, and the terms of the Merger are the product of arm’s length negotiations.

(r) The Company will not take, and the Company is not aware of any plan or intention of any of the Company stockholders to take, any position on any Return, or take any other Tax reporting position, that is inconsistent with the treatment of the Integrated Transaction as a reorganization within the meaning of Section 368(a) of the Code, unless otherwise required by a “determination” (as defined in Code Section 1313(a)(1)).

(s) No stock or securities of the Company will be issued to any Company stockholder for services rendered to or for the benefit of Parent, Purchaser, or the Company in connection with the Merger (except to the extent of outstanding Company Options described in Section 1.8).

(t) No stock or securities of Parent or of the Company will be issued to any Company stockholder for any indebtedness owed to any Company stockholder in connection with the Merger.

(u) The liabilities of Purchaser to be assumed or paid by the Company and the liabilities to which the transferred assets of Purchaser are subject were incurred by Purchaser in the ordinary course of its business.

(v) No assets were transferred to the Company, nor did the Company assume any liabilities, in anticipation of the Merger.

(w) The Company has not distributed the stock of any corporation in a transaction satisfying the requirements of Section 355 of the Code since April 16, 1997. The stock of the Company has not been distributed in a transaction satisfying the requirements of Section 355 of the Code since April 16, 1997.

(x) At any time during the five-year period leading up to and ending as of the Effective Time of the Merger, the Company will have been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code (a “USRPHC”). For this purpose, the Company would be a USRPHC if the fair market value of its interests in United States real property (including any interest in a mine, well, or other natural deposit) shall have equaled or exceeded fifty percent (50%) of the sum of the fair market value of its worldwide real property interests plus any other assets used or held for use in its trade or business.

(y) The Company is taxed as a corporation for tax purposes.

(z) The Company has no plan or intention to issue additional shares of its stock that would result in Parent owning stock possessing less than eighty percent (80%) of the total combined voting power of all classes of stock entitled to vote or less than eighty percent (80%) of the total number of shares of all other classes of stock of the Company.

(aa) At the Effective Time, the Company will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any Person could acquire stock in the Company.
      For purposes of this section and Section 4.27, a “Related Person” with respect to either Parent or Purchaser shall mean

(i) a corporation that, immediately before or immediately after a purchase, exchange, redemption, or other acquisition of Parent Common Stock, is a member of an Affiliated Group (as defined herein) of which Parent (or any successor corporation) is a member, or

(ii) a corporation in which Parent (or any successor corporation), owns, or which owns with respect to Parent (or any successor corporation), directly or indirectly, immediately before or immediately after such purchase, exchange, redemption, or other acquisition, at least 50% of the total combined voting power of all classes of stock entitled to vote or at least 50% of the total value of shares of all classes of stock, taking into account for purposes of this clause (ii) any stock owned by 5% or greater stockholders of Parent (or any successor) or such corporation, a proportionate share of the stock owned by entities in which Parent (or any successor) or such corporation owns an interest, and any stock which may be acquired pursuant to the exercise of options.
      For purposes of this section and Section 4.27, “Affiliated Group” shall mean one or more chains of corporations connected through stock ownership with a common parent corporation, but only if

(x) the common parent owns directly stock that possesses at least 80% of the total voting power, and has a value at least equal to 80% of the total value, of the stock in at least one of the other corporations, and

(y) stock possessing at least 80% of the total voting power, and having a value at least equal to 80% of the total value, of the stock in each corporation (except the common parent) is owned directly by one or more of the other corporations.
For purposes of the preceding sentence, “stock” does not include any stock that (a) is not entitled to vote, (b) is limited and preferred as to dividends and does not participate in corporate growth to any significant extent, (c) has redemption and liquidation rights that do not exceed the issue price of such stock (except for a reasonable redemption or liquidation premium), and (d) is not convertible into another class of stock.
      Section 3.27     No Other Representations or Warranties. Except for the representations and warranties contained in this Article III, neither the Company nor any other Person makes any other express or implied representation or warranty on behalf of the Company or any of its affiliates in connection with this Agreement or the transactions contemplated hereby.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER
      Except as set forth in the disclosure letter delivered by Parent to the Company at or prior to the execution and delivery of this Agreement (the “Parent Disclosure Letter”) (each section of which qualifies the correspondingly numbered representation, warranty or covenant to the extent specified therein and such other representations, warranties or covenants to the extent a matter in such section is disclosed in such a way as to make its relevance to such other representation, warranty or covenant reasonably apparent), Parent and Purchaser, jointly and severally, represent and warrant to the Company as follows:
      Section 4.1     Organization.
      (a) Each of Parent, Purchaser and their respective Subsidiaries is a corporation or other entity duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation or organization, and has all requisite corporate or other power and authority to own, lease, use and operate its properties and to carry on its business as it is now being conducted.
      (b) Each of Parent, Purchaser and their respective Subsidiaries is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification or licensing is required, except where the failure to be so qualified or licensed individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Parent.
      (c) Each of Parent and Purchaser has previously delivered to the Company a complete and correct copy of each of its organizational documents in each case as amended (if so amended) to the date of this Agreement, and has made available the certificate of incorporation, bylaws or other organizational documents of each of its Subsidiaries, in each case as amended (if so amended) to the date of this Agreement. Neither Parent, Purchaser nor any of their respective Subsidiaries is in violation of its certificate of incorporation, bylaws or similar governing documents.
      (d) Section 4.1(d) of the Parent Disclosure Letter sets forth a true and correct list of all of the Subsidiaries of Parent and Purchaser and their respective jurisdictions of incorporation or organization. The respective certificates or articles of incorporation and bylaws or other organizational documents of the Subsidiaries of Parent and Purchaser do not contain any provision limiting or otherwise restricting the ability of Parent or Purchaser to control any of their respective Subsidiaries in any material respect.
      Section 4.2     Capitalization.
      (a) As of the date of this Agreement, the authorized capital stock of Parent consists of 75,000,000 shares of common stock, par value $.001 per share (the “Parent Common Stock”), 5,000,000 shares of preferred stock, par value $.001 per share (the “Parent Preferred Stock”). As of March 31, 2005, (i) 40,137,954 shares of Parent Common Stock were issued and outstanding, (ii) 8,382 shares of Parent Common Stock were issued and held in the treasury of Parent, (iii) 598,271 shares of Parent Preferred Stock were issued and outstanding, and (iv) 2,2023,500 shares of Parent Common Stock were reserved for issuance upon exercise of outstanding options under the 1999 Employee Incentive Plan, as amended and the 2004 Employee Incentive Plan and 2004 Non-Employee Director Incentive Plan, as amended (the “Parent Stock Options”) and (v) 5,331,008 shares were reserved for issuance upon exercise of outstanding warrants, and (vi) 8,750,000 shares were reserved for issuance upon exercise of outstanding convertible notes. Neither Parent nor any of its Subsidiaries directly or indirectly owns any shares of Company Common Stock. Except as set forth on the Parent Disclosure Letter, no bonds, debentures, notes or other indebtedness having the right to vote (or convertible into or exchangeable for securities having the right to vote) on any matters on which stockholders of Parent may vote are issued or outstanding. All the issued and outstanding shares of Parent’s capital stock are, and all shares which may be issued or granted pursuant to the exercise of the Parent Stock Options, warrants or convertible notes will be, when issued or granted in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights, with no personal liability attaching to ownership thereof. Except as set forth above and on the Parent Disclosure Letter, there are no existing (x) options, warrants, preemptive rights, subscriptions, calls or other rights, convertible securities, agreements, claims or commitments of any character obligating Parent or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity interest in Parent or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (y) contractual obligations of Parent or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of Parent or any of its Subsidiaries or any such securities or agreements listed in clause (x) of this sentence, or (z) voting trusts or similar agreements to which Parent or any of its Subsidiaries is a party with respect to the voting of the capital stock of Parent or any of its Subsidiaries.
      (b) All of the issued and outstanding shares of capital stock (or equivalent equity interests of entities other than corporations) of each of Parent’s Subsidiaries are beneficially owned, directly or indirectly, by Parent free and clear of any Lien, other than statutory Liens for Taxes not yet due and payable and such restrictions as may exist under applicable Law and Liens in favor or Parent’s lenders, and all such shares or other ownership interests have been duly authorized and validly issued and are fully paid and non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.
      Section 4.3     Authorization; Validity of Agreement. Each of Parent and Purchaser has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Parent and Purchaser of this Agreement and the consummation by Parent and Purchaser of the transactions contemplated hereby have been duly authorized by the respective Board of Directors of Parent and Purchaser. Except for the Required Parent Vote, no other corporate proceedings on the part of Parent or Purchaser are necessary to authorize the execution, delivery and performance of this Agreement by Parent and Purchaser and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Purchaser and, assuming due authorization, execution and delivery of this Agreement by the Company, is a valid and binding obligation of each of Parent and Purchaser enforceable against it in accordance with its terms, except as such enforcement may be subject to or limited by (i) bankruptcy, insolvency or other similar Laws, now or hereafter in effect, affecting creditors’ rights generally and (ii) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).
      Section 4.4     No Violations; Consents and Approvals.
      (a) Except as set forth on the Parent Disclosure Letter, neither the execution, delivery and performance of this Agreement by Parent and Purchaser nor the consummation by Parent and Purchaser of the Merger or any other transactions contemplated hereby will (i) violate any provision of the certificate of incorporation or the bylaws of Parent or Purchaser, or the certificate of incorporation, bylaws or similar governing documents of any of Parent’s or Purchaser’s respective Subsidiaries, (ii) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination, cancellation or amendment under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Parent or Purchaser or any of their respective Subsidiaries under, or result in the acceleration or trigger of any payment, time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, collective bargaining agreement, agreement or other legally binding instrument or obligation to which Parent or Purchaser or any of their respective Subsidiaries is a party or by which any of them or any of their respective assets or properties may be bound, or (iii) conflict with or violate any Laws applicable to Parent or Purchaser, any of their respective Subsidiaries or any of their respective properties or assets; except in the case of clause (ii), for such conflicts, violations, breaches, defaults or Liens which individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Parent.

      (b) No material filing or registration with, declaration or notification to, or order, authorization, consent or approval of, any Governmental Entity or any other Person is required in connection with the execution, delivery and performance of this Agreement by Parent and Purchaser or the consummation by Parent and Purchaser of the Merger or any other transactions contemplated hereby, except for (i) the filing with the SEC of the Proxy Statement in definitive form relating to the meetings of the Company’s and Parent’s stockholders to be held in connection with this Agreement and the transactions contemplated hereby, and the filing and declaration of effectiveness of the S-4 in which the Proxy Statement will be included as a prospectus, (ii) the adoption of the Parent Proposal by the Required Parent Vote, (iii) such filings, authorizations or approvals as may be required under (A) the HSR Act or (B) any other Competition Laws, rules or regulations, (iv) the filing of the Certificate of Merger with the Secretary of State and (v) such consents, approvals, orders, authorizations, notifications, registrations, declarations and filings (x) as are customarily made or obtained in connection with the transfer of interests in or change of control of ownership of oil and gas properties and (y) the failure of which to be obtained or made, individually or in the aggregate, has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Parent.
      Section 4.5     SEC Reports and Financial Statements.
      (a) Parent has timely filed with the SEC all forms and other documents (including exhibits and other information incorporated therein) required to be filed by it since January 1, 2001 (such documents, the “Parent SEC Documents”), including (i) its Annual Reports on Form 10-K for the years ended December 31, 2001, December 31, 2002, December 31, 2003 and December 31, 2004, respectively, (ii) its Quarterly Reports on Form 10-Q for the periods ended March 31, June 30 and September 30, 2004, (iii) all proxy statements relating to meetings of stockholders of Parent since January 1, 2001 (in the form mailed to stockholders), and (iv) all other forms, reports and registration statements required to be filed by Parent with the SEC since January 1, 2001. As of their respective dates, the Parent SEC Documents, including the financial statements and schedules provided therein or incorporated by reference therein, (x) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (y) complied in all material respects with the applicable requirements of the Exchange Act, the Securities Act and SOX, as the case may be.
      (b) The December 31, 2004 consolidated balance sheet of Parent and the related consolidated statements of income, changes in stockholders’ equity and cash flows (including, in each case, the related notes, where applicable), as reported in Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the SEC under the Exchange Act fairly present, and the financial statements to be filed by Parent with the SEC after the date of this Agreement will fairly present (subject, in the case of unaudited statements, to recurring audit adjustments normal in nature and amount), in all material respects, the consolidated financial position and the results of the consolidated operations, cash flows and changes in stockholders’ equity of Parent and its Subsidiaries as of the respective dates or for the respective fiscal periods therein set forth; each of such statements (including the related notes, where applicable) complies, and the financial statements to be filed by Parent with the SEC after the date of this Agreement will comply, with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto; and each of such statements (including the related notes, where applicable) has been, and the financial statements to be filed by Parent with the SEC after the date of this Agreement will be, prepared in accordance with GAAP consistently applied during the periods involved, except as indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q. The books and records of Parent and its Subsidiaries have been, and are being, maintained in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions. Deloitte & Touche LLP is an independent public accounting firm with respect to Parent and has not resigned or been dismissed as independent public accountants of Parent.

      Section 4.6     Absence of Certain Changes.
      (a) Except as disclosed in the Parent SEC Documents filed by Parent with the SEC prior to the date of this Agreement (the “Specified Parent SEC Documents”), to the extent that it is reasonably apparent that the disclosure in the Specified Parent SEC Documents is responsive to the matters set forth in this Section 4.6(a), since December 31, 2004, (i) Parent and its Subsidiaries have conducted their respective operations only in the ordinary course consistent with past practice and (ii) there has not occurred or continued to exist any event, change, occurrence, effect, fact, circumstance or condition which, individually or in the aggregate, has had, or would be reasonably likely to have or result in, a Material Adverse Effect on Parent.
      (b) Except as set forth in the Parent Disclosure Letter or as disclosed in the Specified Parent SEC Documents, to the extent that it is reasonably apparent that the disclosure in the Specified Parent SEC Documents is responsive to the matters set forth in this Section 4.6(b), since December 31, 2004 to the date of this Agreement, neither Parent nor any of its Subsidiaries has (i) except as required pursuant to the terms of the Parent Plans as in effect on December 31, 2004 or as required to comply with applicable Law, (A) increased or agreed to increase the wages, salaries, compensation, pension, or other fringe benefits or perquisites payable to any officer, employee or director from the amount thereof in effect as of December 31, 2004, other than increases in wages, salaries and other cash compensation in the ordinary course of business consistent with past practice, (B) granted any severance or termination pay, (C) entered into or made any loans to any of its officers, directors or employees or made any change in its borrowing or lending arrangements for or on behalf of any of such Persons or (D) adopted or amended, or accelerated the payment or vesting of benefits under, any Parent Plan, (ii) declared, set aside or paid any dividend or other distribution (whether in cash, stock or property) with respect to any of the Parent’s capital stock, other than regular quarterly cash dividends on the Parent Preferred Stock, (iii) effected or authorized any split, combination or reclassification of any of the Parent’s capital stock or any issuance thereof or issued any other securities in respect of, in lieu of or in substitution for shares of the Parent’s capital stock, except for issuances of Parent Common Stock upon the exercise of Parent Options, in each case in accordance with their terms at the time of exercise, (iv) changed in any material respect, or had knowledge of any reason that required any material change in, any accounting methods (or underlying assumptions), principles or practices of Parent or its Subsidiaries, including any material reserving, renewal or residual method, practice or policy, (v) made any material Tax election or settled or compromised any material income Tax liability, (vi) made any material change in the policies and procedures of Parent or its Subsidiaries in connection with trading activities, (vii) sold, leased, exchanged, transferred or otherwise disposed of any material Parent Asset other than in the ordinary course consistent with past practice, (viii) revalued, or had knowledge of any reason that required revaluing, any of the Parent Assets in any material respect, including writing down the value of any of the Parent Assets or writing off notes or accounts receivable, in each case in any material respect and other than in the ordinary course of business consistent with past practice, or (ix) made any agreement or commitment (contingent or otherwise) to do any of the foregoing.
      Section 4.7     Absence of Undisclosed Liabilities. Except as disclosed in the Specified Parent SEC Documents, to the extent that it is reasonably apparent that the disclosure in the Specified Parent SEC Documents is responsive to the matters set forth in this Section 4.7, neither Parent nor any of its Subsidiaries has any liabilities or obligations (accrued, contingent or otherwise), except for (i) liabilities that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Parent, (ii) liabilities in respect of Litigation (which are the subject of Section 4.10), and (iii) liabilities under Environmental Laws (which are the subject of Section 4.14). Neither Parent nor any of its Subsidiaries is in default in respect of the terms and conditions of any indebtedness or other agreement which individually or in the aggregate has had, or would be reasonably likely to have or result in, a Material Adverse Effect on Parent.
      Section 4.8     Proxy Statement; Form S-4; Merger Documents. None of the information supplied or to be supplied by Parent or Purchaser for inclusion or incorporation by reference in (a) the S-4 at the time the S-4 becomes effective under the Securities Act or (b) the Proxy Statement (and any amendment thereof or supplement thereto) at the date(s) mailed to the stockholders of the Company and Parent, at the time of the Company Special Meeting, at the time of the Parent Stockholders’ Meeting and at the Effective Time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement and the S-4 will comply in all material respects with the provisions of the Exchange Act, except that no representation is made by Parent or Purchaser with respect to statements made in the Proxy Statement based on information supplied to Parent or Purchaser by the Company for inclusion in the Proxy Statement or the S-4.
      Section 4.9     Parent Employee Benefit Plans; ERISA.
      (a) Section 4.9(a) of the Parent Disclosure Letter contains a complete and correct list as of the date of this Agreement of each bonus, deferred compensation, incentive compensation, stock purchase, stock option, stock appreciation right or other equity-based incentive, severance, termination, change in control, retention, employment, hospitalization or other medical, life or other insurance, disability, other welfare, supplemental unemployment, profit-sharing, pension or retirement plan, program, agreement or arrangement, and each other director or employee compensation or benefit plan, program, agreement or arrangement, sponsored, maintained or contributed to by Parent, any of its Subsidiaries or by any trade or business, whether or not incorporated (a “Parent ERISA Affiliate”), that together with Parent or any of its Subsidiaries would be deemed a “single employer” within the meaning of Section 4001(b) of ERISA, or to which Parent or a Parent ERISA Affiliate is party, whether written or oral, for the benefit of any current or former officer, employee or director of Parent, any of its Subsidiaries or any Parent ERISA Affiliate (the “Parent Plans”). In this Section 4.9, “80%” shall be substituted for “50%” in the definition of “Subsidiary” set forth in Section 8.5. Section 4.9(a) of the Parent Disclosure Letter contains the name of the Parent’s ERISA Affiliates.
      (b) With respect to each Parent Plan, Parent has heretofore delivered to the Company complete and correct copies of each of the following documents (including all amendments to such documents), as applicable:

(i) the Parent Plan or a written description of any Parent Plan not in writing;

(ii) a copy of the most recent annual report or Internal Revenue Service Form 5500 Series, including all related reports required therewith;

(iii) a copy of the most recent Summary Parent Plan Description (“Parent SPD”), together with all Summaries of Material Modification issued with respect to such Parent SPD and all other material employee communications relating to each Parent Plan distributed by Parent or any of its Subsidiaries from December 31, 2004 to the date of this Agreement;

(iv) if the Parent Plan or any obligations thereunder are funded through a trust or any other funding vehicle or through insurance, the trust or other funding agreement and the latest financial statements thereof or evidence of insurance coverage thereof;

(v) all contracts relating to the Parent Plan with respect to which Parent or any Parent ERISA Affiliate may have any material liability, including insurance contracts, investment management agreements, subscription and participation agreements and record keeping agreements;

(vi) if the Parent Plan is intended to qualify under Section 401(a) of the Code, the most recent determination letter received from the Internal Revenue Service; and

(vii) all material communications between Parent or any Parent ERISA Affiliate and any Governmental Entity.
      (c) No Parent Plan in effect as of the date hereof is subject to Title IV or Section 302 of ERISA. No liability under Title IV or Section 302 of ERISA has been incurred by Parent or any Parent ERISA Affiliate that has not been satisfied in full, and no condition exists that would be reasonably likely to result in Parent or any Parent ERISA Affiliate incurring any such liability. Insofar as the representation made in this Section 4.9(c) applies to Sections 4064, 4069 or 4204 of Title IV of ERISA, such representation is made with respect to any employee benefit plan, program, agreement or arrangement subject to Title IV of ERISA to which Parent or any Parent ERISA Affiliate made, or was required to make, contributions during the five-year period ending on the last day of the most recent plan year ended prior to the Closing Date.
      (d) None of Parent, any Parent ERISA Affiliate, any of the Parent Plans, any trust created thereunder and, to the knowledge of Parent, any trustee or administrator thereof has engaged in a transaction or has taken or failed to take any action with respect to a Parent Plan in connection with which Parent, any of its Subsidiaries or any Parent ERISA Affiliate would be reasonably likely to be subject to a material civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a Tax imposed pursuant to Section 4975(a) or (b), 4976 or 4980B of the Code.
      (e) All contributions required to be made by Parent and its ERISA Affiliates with respect to any Parent Plan on or prior to the Closing Date have been timely made or are reflected on the consolidated balance sheet of Parent dated as of December 31, 2004 contained in the Specified Parent SEC Documents. Since December 31, 2004, there has been no amendment to, written interpretation of or announcement (whether or not written) by Parent or any Parent ERISA Affiliate relating to, or change in the terms of employee participation or coverage under, any Parent Plan that would increase materially the expense of maintaining such Parent Plan above the level of expense incurred in respect thereof for the most recent fiscal year ended prior to the date hereof.
      (f) Each of the Parent Plans has been operated and administered by Parent and its ERISA Affiliates in all material respects in accordance with applicable Laws, including ERISA and the Code.
      (g) With respect to each of the Parent Plans that is intended to be “qualified” within the meaning of Section 401(a) of the Code, Parent has received a currently effective determination letter from the IRS stating that it is so qualified, such letter has not been revoked, and, to the knowledge of Parent, no event has occurred that would be reasonably likely to affect such qualified status. No fund established under a Parent Plan is intended to satisfy the requirements of Section 501(c)(9) of the Code.
      (h) No amounts payable under the Parent Plans as a result of the transactions contemplated hereby will fail to be deductible for federal income Tax purposes by virtue of Sections 280G or 162(m) of the Code.
      (i) No Parent Plan provides death, medical, hospitalization or similar benefits (whether or not insured) with respect to any current or former employee of Parent, its Subsidiaries or any Parent ERISA Affiliate after retirement or other termination of service, other than (i) coverage mandated by applicable Law, (ii) death benefits under any “employee pension plan,” as that term is defined in Section 3(2) of ERISA or (iii) benefits, the full direct cost of which is borne by the current or former employee (or beneficiary thereof).
      (j) The consummation of the transactions contemplated by this Agreement will not, either alone or in combination with any other event, (i) entitle any current or former employee, officer or director of Parent, any of its Subsidiaries or any Parent ERISA Affiliate to severance pay, unemployment compensation or any other similar termination payment under any Parent Plan, or (ii) accelerate the time of payment or vesting of, increase the amount of or otherwise enhance any benefit due any such employee, officer or director under any Parent Plan.
      (k) To the knowledge of Parent, neither Parent nor any Subsidiary has contributed to a nonconforming group health plan (as defined in Section 5000(c) of the Code) and no Parent ERISA Affiliate or any of its Subsidiaries has incurred a Tax under Section 5000(a) of the Code which is or could become a liability of Parent or any of its Subsidiaries.
      (l) There is no pending or, to the knowledge of Parent, threatened material Litigation by, on behalf of or against any Parent Plan by any participant (or beneficiary thereof) in such Parent Plan or otherwise involving such Parent Plan (other than routine claims for benefits).

      Section 4.10     Litigation; Compliance with Law.
      (a) Except as disclosed in the Specified Parent SEC Documents, (i) there is no Litigation pending or, to the knowledge of Parent, threatened in writing against, relating to or naming as a party thereto Parent or any of its Subsidiaries, any of their respective properties or assets or any of Parent’s officers or directors (in their capacities as such), (ii) there is no agreement, order, judgment, decree, injunction or award of any Governmental Entity against and/or binding upon Parent, any of its Subsidiaries or any of Parent’s officers or directors (in their capacities as such) that, in the case of either clause (i) or (ii), individually or in the aggregate has had, or would be reasonably likely to have or result in, a Material Adverse Effect on Parent, and (iii) there is no Litigation that Parent or any of its Subsidiaries has pending against other parties, where such Litigation is intended to enforce or preserve material rights of Parent or any of its Subsidiaries.
      (b) Each of Parent and its Subsidiaries has complied, and is in compliance, in all material respects with all Laws and Permits which affect the respective businesses of Parent or any of its Subsidiaries, the Parent Real Property and/or the Parent Assets, and Parent and its Subsidiaries have not been and are not in violation in any material respect of any such Law or Permit; nor has any notice, charge, claim or action has been received by Parent or any of its Subsidiaries or been filed, commenced, or to the knowledge of Parent, threatened against Parent or any of its Subsidiaries alleging any violation of the foregoing.
      (c) Parent and its Subsidiaries hold all Permits necessary for the ownership, leasing, operation, occupancy and use of the Parent Real Property, the Parent Assets and the conduct of their respective businesses as currently conducted (“Parent Permits”), except where the failure to hold such Parent Permits individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Parent. Neither Parent nor any of its Subsidiaries has received notice that any Parent Permit will be terminated or modified or cannot be renewed in the ordinary course of business, and Parent has no knowledge of any reasonable basis for any such termination, modification or nonrenewal, in each case except for any such terminations, modifications or nonrenewals that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Parent. The execution, delivery and performance of this Agreement and the consummation of the Merger or any other transactions contemplated hereby do not and will not violate any Parent Permit, or result in any termination, modification or nonrenewal thereof, except in each case for any such violations, terminations, modifications or nonrenewals that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Parent.
      (d) This Section 4.10 does not relate to matters with respect to (i) Parent Plans, ERISA and other employee benefit matters (which are the subject of Section 4.9), (ii) Tax Laws and other Tax matters (which are the subject of Section 4.13), (iii) Environmental Laws and other environmental matters (which are the subject of Section 4.14), and (iv) labor matters (which are the subject of Section 4.17).
      Section 4.11     Intellectual Property.
      (a) Parent and its Subsidiaries own, or possess sufficient and legally enforceable licenses or other rights to use, any and all Technology and Intellectual Property necessary for the conduct of the business and operations of Parent and its Subsidiaries as currently conducted, free and clear of any Liens (except for any Permitted Liens).
      (b) To the knowledge of Parent, the conduct of the business of Parent and its Subsidiaries does not infringe, conflict with or otherwise violate in any material respect any Intellectual Property of any Person, and none of Parent or any of its Subsidiaries has received notice or has knowledge of any such material infringement, conflict or other violation.
      Section 4.12     Material Contracts.
      (a) Except as disclosed in the Parent Disclosure Letter and the Specified Parent SEC Documents, to the extent that it is reasonably apparent that the disclosure in the Specified Parent SEC Documents is responsive to the matters set forth in this Section 4.12(a), as of the date of this Agreement, neither Parent nor any of its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding (whether written or oral) (i) which is a material contract (as defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement, (ii) which materially restrains, limits or impedes Parent’s or any of its Subsidiaries’, or will materially restrain, limit or impede the Surviving Corporation’s, ability to compete with or conduct any business or any line of business, including geographic limitations on Parent’s or any of its Subsidiaries’ or the Surviving Corporation’s activities, but excluding confidentiality agreements and area of mutual interest agreements entered into in the ordinary course of business, (iii) which is a material take-or-pay agreement or other similar agreement that entitles purchasers of production to receive delivery of Hydrocarbons without paying therefor, or (iv which is otherwise material to Parent and its Subsidiaries taken as a whole. Each contract, arrangement, commitment or understanding of the type described in this Section 4.12(a), whether or not set forth in Section 4.12(a) of the Parent Disclosure Letter or disclosed in the Specified Parent SEC Documents, is referred to herein as a “Parent Material Contract.” Parent has previously made available to the Company true, complete and correct copies of each Parent Material Contract.
      (b) (i) Each Parent Material Contract is valid and binding and in full force and effect, (ii) Parent and each of its Subsidiaries has performed all obligations required to be performed by it to date under each Parent Material Contract, (iii) no event or condition exists which constitutes or, after notice or lapse of time or both, would constitute, a default on the part of Parent or any of its Subsidiaries under any such Parent Material Contract and (iv) to the knowledge of Parent, no other party to such Parent Material Contract is in default in any respect thereunder, except in each case where there has not been, and would not be reasonably likely to be, individually or in the aggregate, a material adverse effect on the rights or remedies of Parent or its Subsidiaries under such Parent Material Contracts.
      Section 4.13     Taxes.
      (a) (i) All material Returns required to be filed by or with respect to Parent, its Subsidiaries and each Parent Consolidated Group have been timely filed in accordance with all applicable Laws and all such Returns are true, correct and complete in all material respects, (ii) Parent, its Subsidiaries and each Parent Consolidated Group have timely paid all material Taxes due or claimed to be due, (iii) all material Employment and Withholding Taxes and any other material amounts required to be withheld with respect to Taxes have been either duly and timely paid to the proper Governmental Entity or properly set aside in accounts for such purpose in accordance with applicable Laws, (iv) the charges, accruals and reserves for Taxes with respect to Parent, its Subsidiaries and each Parent Consolidated Group reflected in the balance sheet, dated as of December 31, 2004, included in Parent’s Annual Report on Form 10-K for the term ended December 31, 2004 (the “Parent Balance Sheet”) are adequate under GAAP, (v) no material deficiencies or other claims for any Taxes asserted or assessed, or, to the knowledge of Parent, proposed, against Parent or any of its Subsidiaries has not been resolved in all material respects, and (vi) there is no material Litigation pending or, to the knowledge of any of Parent or its Subsidiaries, threatened or scheduled to commence, against or with respect to Parent or any of its Subsidiaries in respect of any Tax or Return.
      (b) The statutes of limitations for the federal income Tax Returns of Parent, its Subsidiaries and each Parent Consolidated Group have expired or otherwise have been closed for all taxable periods ending on or before December 31, 1998.
      (c) Since January 1, 1999, neither Parent nor any of its Subsidiaries has been a member of any “affiliated group” (as defined in Section 1504(a) of the Code) or has been included in any “consolidated,” “unitary” or “combined” Return (other than Returns which include only Parent and any Subsidiaries of Parent) provided for under the Laws of the United States, any foreign jurisdiction or any state or locality and none of Parent nor any of its Subsidiaries has any liability for the Taxes of any Person (other than Parent or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision under any state, local or foreign law), or as a successor or transferee.

      (d) There are no Tax sharing, allocation, indemnification or similar agreements or arrangements, whether written or unwritten, in effect under which Parent or any of its Subsidiaries could be liable for any material Taxes of any Person other than Parent or any Subsidiary of Parent.
      (e) Neither Parent nor any of its Subsidiaries has entered into an agreement or waiver extending any statute of limitations relating to the payment or collection of a material amount of Taxes, nor is any request for such a waiver or extension pending.
      (f) There are no Liens for Taxes on any asset of Parent or its Subsidiaries, except for Permitted Liens.
      (g) Neither Parent nor any of its Subsidiaries is the subject of or bound by any material private letter ruling, technical advice memorandum, closing agreement or similar material ruling, memorandum or agreement with any taxing authority.
      (h) Neither Parent nor its Subsidiaries has entered into, has any liability in respect of, or has any filing obligations with respect to, any “reportable transactions,” as defined in Section 1.6011-4(b)(1) of the Treasury Regulations.
      (i) Neither Parent nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign Tax Law), (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax Law) executed on or prior to the Closing Date, or (iii) deferred intercompany gain or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign Tax Law).
      (j) Neither Parent nor any of its Subsidiaries has taken or agreed to take any action or knows of any fact, agreement, plan or other circumstance that would be reasonably likely to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.
      (k) Parent has made available to the Company correct and complete copies of (i) all U.S. federal income Tax Returns of Parent and its Subsidiaries relating to taxable periods ending on or after December 31, 2001, filed through the date hereof and (ii) any material audit report within the last four years relating to any material Taxes due from or with respect to Parent or any of its Subsidiaries.
      (l) No jurisdiction where Parent or any of its Subsidiaries does not file a Return has made a claim that Parent or any of its Subsidiaries is required to file a Return for a material amount of Taxes for such jurisdiction.
      (m) Within the last three years, neither the Parent nor any of its Subsidiaries has owned any material assets located outside the United States or conducted a material trade or business outside the United States.
      (n) All of the transactions which Parent has accounted for as hedges under SFAS 133 have also been treated as hedging transactions for federal income Tax purposes pursuant to Treasury Regulation Section 1.1221-2 and have been properly identified as such under Treasury Regulation Section 1.1221-2(f).
      Section 4.14     Environmental Matters.
      (a) Except for such matters that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Parent, Parent and its Subsidiaries have complied, and are in compliance, with all applicable Environmental Laws, which compliance includes the possession of all Permits required under applicable Environmental Laws and compliance with the terms and conditions thereof and the making and filing with all applicable Governmental Entities of all reports, forms and documents and the maintenance of all records required to be made, filed or maintained by it under any Environmental Law. Neither Parent nor any of its Subsidiaries has received any communication (written or, if oral, would be reasonably likely to result in a formal claim) from any Person, whether a Governmental Entity, citizens group, employee or otherwise, that alleges that Parent or any of its Subsidiaries is not in compliance in any material respect with Environmental Laws and that has not been resolved in all material respects.
      (b) Except for such matters that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Parent, there are no Environmental Claims pending or, to the knowledge of Parent, threatened against Parent or any of its Subsidiaries or, to the knowledge of Parent, against any Person whose liability for any Environmental Claim Parent or any of its Subsidiaries has retained or assumed either contractually or by operation of law.
      (c) Except for such matters that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Parent, neither Parent nor any of its Subsidiaries is subject to any liability or obligation (accrued, contingent or otherwise) to cleanup, correct, abate or to take any response, remedial or corrective action under or pursuant to any Environmental Laws, relating to (i) environmental conditions on, under, or about any of the properties or assets owned, leased, operated or used by Parent or any of its Subsidiaries or, to the knowledge of the Parent, any predecessor thereto at the present time or in the past, including the air, soil, surface water and groundwater conditions at, on, under, from or near such properties, or (ii) the past or present use, management, handling, transport, treatment, generation, storage, disposal or Release of any Hazardous Substances, whether on-site at any Parent Real Property, or at any off-site location. Parent has provided or made available to the Company all material studies, assessments, reports, data, results of investigations or audits, analyses and test results, in the possession, custody or control of Parent or any of its Subsidiaries relating to (x) the environmental conditions on, under or about any of the properties or assets owned, leased, operated or used by any of Parent and its Subsidiaries or any predecessor in interest thereto at the present time or in the past and (y) any Hazardous Substances used, managed, handled, transported, treated, generated, stored or Released by any Person on, under, about or from, any of the properties, assets and businesses of Parent or any of its Subsidiaries.
      (d) Except for such matters that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Parent, to the knowledge of Parent, there are no past or present actions, activities, circumstances, conditions, events or incidents, including the Release, emission, discharge, presence or disposal of any Hazardous Substance, that would be reasonably likely to form the basis of any Environmental Claim against Parent or any of its Subsidiaries or against any Person whose liability for such Environmental Claim Parent or any of its Subsidiaries has retained or assumed either contractually or by operation of law.
      (e) Without in any way limiting the generality of the foregoing, there are no underground storage tanks located at any property currently owned, leased or operated by Parent or any of its Subsidiaries.
      (f) Neither Parent nor any of its Subsidiaries is required by virtue of the transactions contemplated by this Agreement, or as a condition to the effectiveness of any transactions contemplated by this Agreement, (i) to perform a site assessment for Hazardous Substances at any Parent Real Property or (ii) to remove or remediate any Hazardous Substances from any Parent Real Property.
      Section 4.15     Parent Real Property; Operating Equipment.
      (a) Section 4.15(a) of the Parent Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of all Parent Owned Real Property setting forth information sufficient to specifically identify such Parent Owned Real Property and the legal owner thereof. Parent and its Subsidiaries have good, valid fee simple title to the Parent Owned Real Property, free and clear of any Liens other than Permitted Liens. Each Parent Lease grants the lessee under the Parent Lease the exclusive right to use and occupy the premises and rights demised thereunder free and clear of any Lien other than Permitted Liens. Each of Parent and its Subsidiaries has good and valid title to the leasehold estate or other interest created under its respective Parent Leases free and clear of any Liens other than Permitted Liens.
      (b) The Parent Real Property constitutes all the fee, leasehold and other interests in real property held by Parent and its Subsidiaries, other than the Parent Oil and Gas Properties. The use and operation of the Parent Real Property in the conduct of the business of Parent and its Subsidiaries does not violate any instrument of record or agreement affecting the Parent Real Property, except for such violations as individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Parent. No current use by Parent and its Subsidiaries of the Parent Real Property is dependent on a nonconforming use or other governmental approval.
      (c) All material operating equipment owned or leased by Parent or any of its Subsidiaries are, in the aggregate, in a state of repair so as to be adequate in all material respects for reasonably prudent operations in the areas in which they are operated.
      Section 4.16     Insurance. Section 4.16 of the Parent Disclosure Letter contains a complete and correct list of all material insurance policies maintained by or on behalf of any of Parent and its Subsidiaries as of the date of this Agreement. Such policies are, and at the Closing policies or replacement policies having substantially similar coverages will be, in full force and effect, and all premiums due thereon have been or will be paid. Parent and its Subsidiaries have complied in all material respects with the terms and provisions of such policies. With respect to any material insurance claim submitted by Parent or any of its Subsidiaries since January 1, 2003, neither Parent nor any of its Subsidiaries has received any refusal of coverage, reservation of rights or other notice that the issuer of the applicable insurance policy or policies is not willing or able to perform its obligations thereunder.
      Section 4.17     Labor Matters.
      (a) Neither Parent nor any of its Subsidiaries is, or since January 1, 2000 has been, a party to or bound by a collective bargaining agreement or other similar agreement with any labor union or labor organization applicable to the employees of Parent or any of its Subsidiaries, and no such agreement is currently being negotiated. Since January 1, 2000, no representation election petition or application for certification has been filed by any employees of Parent or any of its Subsidiaries, nor is such a petition or application pending with the National Labor Relations Board or any Governmental Entity, and, to the knowledge of Parent, no labor union is currently engaged in or threatening, organizational efforts with respect to any employees of Parent or any of its Subsidiaries. Since January 1, 2000, no labor dispute, strike, slowdown, picketing, work stoppage, lockout or other collective labor action involving the employees of Parent or any of its Subsidiaries has occurred or is in progress or, to the knowledge of Parent, has been threatened against Parent or any of its Subsidiaries.
      (b) Except as individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Parent, each of Parent and its Subsidiaries is in compliance with all applicable Laws respecting employment and employment practices, terms and conditions of employment, immigration and wages and hours, and is not engaged in any unfair or unlawful labor practice.
      (c) There is no material Litigation pending, or to the knowledge of Parent, threatened involving Parent or any of its Subsidiaries and any of their respective employees or former employees.
      (d) To the knowledge of Parent, since January 1, 2003, no employee of Parent or any of its Subsidiaries has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any material applicable Law, in each case, by Parent, any of its Subsidiaries or any of their respective officers or directors.
      (e) Since January 1, 2001, neither Parent nor any of its Subsidiaries has effectuated (i) a “plant closing” (as defined in the WARN Act), affecting any site of employment or one or more facilities or operating units within any site of employment or facility of Parent or any of its Subsidiaries, or (ii) a

“mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of Parent or any of its Subsidiaries and for which Parent or any of its Subsidiaries has any liability; nor has Parent nor any of its Subsidiaries been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any state, local or foreign Law or regulation similar to the WARN Act.
      (f) Section 4.17(f) of the Parent Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of the names of all directors and officers of Parent, together with the number of shares of Parent Common Stock owned beneficially or of record, or both, by such Person.
      Section 4.18     Affiliate Transactions. Section 4.18 of the Parent Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of all agreements, contracts, transfers of assets or liabilities or other commitments or transactions, whether or not entered into in the ordinary course of business, to or by which Parent or any of its Subsidiaries, on the one hand, and any of their respective officers or directors (or any of their respective affiliates, other than Parent or any of its direct or indirect wholly owned Subsidiaries) on the other hand, are or have been a party or otherwise bound or affected, and that (a) are currently pending, in effect or have been in effect during the past 12 months, (b) involve continuing liabilities and obligations that, individually or in the aggregate, have been, are or will be material to Parent and its Subsidiaries, taken as a whole and (c) are not Parent Plans.
      Section 4.19     Derivative Transactions and Hedging. Section 4.19 of the Parent Disclosure Letter contains a complete and correct list of all Derivative Transactions (including each outstanding Hydrocarbon or financial hedging position attributable to the Hydrocarbon production of Parent and its Subsidiaries) entered into by Parent or any of its Subsidiaries or for the account of any of its customers as of the date of this Agreement. All such Derivative Transactions were, and any Derivative Transactions entered into after the date of this Agreement will be, entered into in accordance with applicable Laws, and in accordance with the investment, securities, commodities, risk management and other policies, practices and procedures employed by Parent and its Subsidiaries. Parent and each of its Subsidiaries have duly performed in all material respects all of their respective obligations under the Derivative Transactions to the extent that such obligations to perform have accrued, and, to the knowledge of Parent, there are no material breaches, violations, collateral deficiencies, requests for collateral or demands for payment (except for ordinary course margin deposit requests), or defaults or allegations or assertions of such by any party thereunder.
      Section 4.20     Disclosure Controls and Procedures. Since January 1, 2003, Parent and each of its Subsidiaries has had in place “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) of the Exchange Act) designed and maintained to ensure in all material respects that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principals and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management’s general or specific authorization, (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, (e) all information (both financial and non-financial) required to be disclosed by Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and (f) all such information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of Parent required under the Exchange Act with respect to such reports. Parent’s disclosure controls and procedures ensure that information required to be disclosed by Parent in the reports filed with the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms.
      Section 4.21     Oil and Gas.
      (a) Parent has furnished the Company prior to the date of this Agreement with a report estimating certain of Parent and its Subsidiaries’ proved oil and gas reserves as of December 31, 2004 as prepared by

Netherland, Sewell & Associates, Inc. ( the “Parent Reserve Report”). The factual, non-interpretive data on which the Parent Reserve Report was based for purposes of estimating the oil and gas reserves set forth in the Parent Reserve Report was accurate in all material respects.
      (b) All operated producing oil and gas wells included in the Parent Reserve Report have been operated and produced and, to the knowledge of Parent, drilled, in accordance in all material respects with generally accepted oil and gas field practices and in compliance in all material respects with applicable oil and gas leases and applicable Law.
      (c) All material proceeds from the sale of Hydrocarbons produced from Parent Oil and Gas Properties are being received by Parent and its Subsidiaries in a timely manner and are not being held in suspense for any reason (except in the ordinary course of business).
      (d) Neither Parent nor any of its Subsidiaries has received any material advance, take-or-pay or other similar payments that entitle purchasers of production to receive deliveries of Hydrocarbons without paying therefor, and, on a net, company-wide basis, Parent is neither underproduced nor overproduced, in either case, to any material extent, under gas balancing or similar arrangements.
      (e) Parent and its Subsidiaries have good and defensible title to all oil and gas properties forming the basis for the reserves reflected in the Parent Reserve Report as attributable to interests owned by Parent and its Subsidiaries and free and clear of all Liens, except for (i) Permitted Liens and (ii) Liens associated with obligations reflected in the Parent Reserve Report. The oil and gas leases and other agreements that provide Parent and its Subsidiaries with operating rights in the oil and gas properties reflected in the Parent Reserve Reports are legal, valid and binding and in full force and effect, and the rentals, royalties and other payments due thereunder have been properly and timely paid and there is no existing default (or event that, with notice or lapse of time or both, would become a default) under any of such oil and gas leases or other agreements, except, in each case, as individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Parent.
      (f) No claim, notice or order from any Governmental Entity or other Person has been received by Parent or any of its Subsidiaries due to Hydrocarbon production in excess of allowables or similar violations that could result in curtailment of production after the Closing Date from any unit or oil and gas properties of Parent or any of its Subsidiaries, except any such violations which individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Parent.
      Section 4.22     Investment Company. Neither Parent nor any of its Subsidiaries, including Purchaser, is an “investment company,” a company “controlled” by an “investment company,” or an “investment adviser” within the meaning of the Investment Company Act, or the Advisers Act.
      Section 4.23     Interim Operations of Purchaser. Purchaser was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and has engaged in no business other than in connection with entering into this Agreement and engaging in the transactions contemplated by this Agreement.
      Section 4.24     Required Vote. The affirmative vote of the holders of a majority of votes cast at a meeting at which a majority of the outstanding shares of Parent Common Stock and Parent Preferred Stock are present and voting (the “Required Parent Vote”) is the only vote of the holders of any class or series of the capital stock of Parent necessary to authorize the issuance of Parent Common Stock pursuant to this Agreement under Nasdaq Marketplace Rule 4350 (i)(1)(c) (the “Parent Proposal”).
      Section 4.25     Recommendation of Parent Board of Directors; Opinion of Financial Advisor.
      (a) The Parent Board, at a meeting duly called and held, duly adopted resolutions (i) determining that this Agreement, the transactions contemplated hereby and the Parent Proposal are fair to, and in the best interests of, the stockholders of Parent, (ii) approving this Agreement, the transactions contemplated hereby and the Parent Proposal, (iii) resolving to recommend approval and adoption of the Parent Proposal to the stockholders of Parent and (iv) directing that the Parent Proposal be submitted to Parent’s stockholders for consideration in accordance with this Agreement, which resolutions, as of the date of this Agreement, have not been subsequently rescinded, modified or withdrawn in any way.
      (b) Parent has received an opinion of Sanders Morris Harris Inc. (“Sanders Morris”) to the effect that, as of the date of this Agreement, the Merger Consideration to be paid by Parent in the Merger is fair, from a financial point of view, to Parent, a signed copy of which opinion has been, or will promptly be, delivered to the Company. Parent has received the approval of Sanders Morris to permit the inclusion of a copy of its written opinion in its entirety in the Proxy Statement, subject to Sanders Morris’ review of the Proxy Statement.
      Section 4.26     Brokers. Other than the fee paid to Sanders Morris for the work done in rendering the opinion set forth in Section 4.26(b) above, No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or any of its Subsidiaries, that is or will be payable by Parent or any of its Subsidiaries. Parent is solely responsible for the fees and expenses of Sanders Morris.
      Section 4.27     Tax Matters. Neither Parent nor, to the knowledge of Parent, any of its Subsidiaries has taken or agreed to take any action that would prevent the Integrated Transaction from constituting a reorganization within the meaning of Section 368(a) of the Code. Without limiting the generality of the foregoing, to the knowledge of Parent:

(a) The Acquisition Merger and Upstream Merger will be carried out strictly in accordance with this Agreement, and there are no other written or oral agreements relating to the Acquisition Merger or Upstream Merger other than those expressly referred to in this Agreement.

(b) The Acquisition Merger and the Upstream Merger are part of an integrated plan for Parent to acquire the assets of the Company. The parties intend that the Acquisition Merger and the Upstream Merger will be treated, for federal income tax purposes, as if Parent had directly acquired the Company’s assets through a “statutory merger” as that term is used in Section 368(a)(1)(A) of the Code.

(c) In connection with the Merger, no shares of Company Common Stock will be acquired by Parent or a Related Person for consideration other than shares of Parent Common Stock, except for the Per Share Cash Consideration, payments to holders of Dissenting Shares, if any, and any cash received in lieu of fractional share interests in Shares of Parent Common Stock.

(d) The fair market value of the Aggregate Consideration will be approximately equal to the fair market value of the shares of Company Common Stock surrendered in the exchange.

(e) Other than cash paid in lieu of fractional shares of Parent Common Stock, neither Parent nor any Related Person has any plan or intention to redeem or otherwise reacquire, directly or indirectly, any shares of Parent Common Stock to be issued in the Merger.

(f) Parent has no stock repurchase program and has no current plan or intention to adopt such a plan.

(g) The aggregate fair market value, determined at the Effective Time, of the Total Stock Consideration will not be less than forty percent (40%) of the value, determined at the Effective Time, of the shares of Company Common Stock outstanding immediately before the Effective Time. For this purpose, it is assumed that the fair market value of the outstanding shares of Company Common Stock will equal the fair market value of the Aggregate Consideration, except that the Final Parent Stock Price shall mean the closing price per share of Parent Common Stock as reported on the NASDAQ on the date on which the Effective Time occurs.

(h) Neither Parent nor any Related Person owns, nor has it owned during the past five years, any shares of stock of the Company. Neither Parent nor any Related Person has caused any other Person to acquire stock of the Company on behalf of Parent or a Related Person, or will directly or indirectly acquire any stock of the Company in connection with the Merger, except as described in this Agreement.

(i) Parent has not, directly or indirectly, transferred any cash or property to the Company (or any entity controlled directly or indirectly by the Company) for less than full and adequate consideration and has not made any loan to the Company (or any entity controlled directly or indirectly by the Company) in anticipation of the Merger.

(j) There is no intercompany indebtedness existing between Parent and Company, or between Purchaser and Company, that was or will be issued, acquired, or settled at a discount in connection with the Merger.

(k) Parent and Purchaser will each pay their own expenses incurred in connection with or as part of the Merger or related transactions. Parent has not paid and will not pay, directly or indirectly, any expenses (including transfer taxes) incurred by any holder of shares of Company Common Stock in connection with or as part of the Merger or any related transactions (except with respect to Parent’s own expenses incurred in connection with the Upstream Merger). Parent has not agreed to assume, nor will it directly or indirectly assume, any expense or other liability, whether fixed or contingent, of any holder of shares of Company Common Stock.

(l) Any compensation paid to the holders of shares of Company Common Stock who enter (or have entered) into employment, consulting or noncompetitive contracts, if any, with Parent or the Surviving Corporation (a) will be for services actually rendered or to be rendered, (b) will be commensurate with amounts paid to third parties bargaining at arm’s length for similar services, and (c) will not represent consideration for the surrender of the shares of Company Common Stock in the Merger.

(m) Purchaser is a Delaware corporation wholly and directly owned by Parent and has been newly formed solely to consummate the Merger. Prior to the Effective Time, Purchaser will have no assets other than cash to satisfy capital requirements under state law and has not, and will not, conduct any business activities or other operations of any kind other than the issuance of its stock to Parent or as otherwise expressly required by this Agreement.

(n) At the Effective Time, Purchaser will not have or issue any warrants, options, convertible securities, or any other type of right pursuant to which any Person could acquire any stock in Purchaser.

(o) Following the Integrated Transaction, Parent will continue the historic business of Company or use a significant portion of its assets in a business, within the meaning of Treasury Regulation Section 1.368-1(d).

(p) Parent has no plan or intention to liquidate or merge the Company with or into another corporation (other than with and into Parent); to sell or otherwise dispose of the stock of the Company or any of the assets of the Company or to cause or permit the Company to sell or otherwise dispose of any of its assets or any of the assets acquired from Purchaser, except for dispositions made in the ordinary course of business.

(q) Parent is paying no consideration for the shares of the Company Common Stock other than the Aggregate Consideration.

(r) Any Company liabilities assumed or paid by Parent or Purchaser and the liabilities to which the assets of the Company are subject were incurred by the Company in the ordinary course of its business.

(s) Neither Parent nor Purchaser is an investment company within the meaning of Sections 368(a)(2)(F) of the Code. An investment company is (1) a regulated investment company; (2) a real estate investment trust; or (3) a corporation (i) fifty percent (50%) or more of the value of whose total assets are stock and securities, and (ii) eighty percent (80%) or more of the value of whose total assets are held for investment. For this purpose, “total assets” shall not include cash and cash items (including receivables) and government securities.

(t) Parent has substantial non-tax business purposes and reasons for the Integrated Transaction, and the terms of the Merger are the product of arm’s length negotiations.

(u) Neither Parent nor the Surviving Corporation will take any position on any Return, or take any other Tax reporting position that is inconsistent with the treatment of the Integrated Transaction as a reorganization within the meaning of Section 368(a) of the Code, unless otherwise required by a “determination” (as defined in Code Section 1313(a)(1)).

(v) No stock or securities of Parent will be issued to any Company stockholder for services rendered to or for the benefit of Parent, Purchaser, or the Company in connection with the Merger.

(w) No stock or securities of Parent will be issued for any indebtedness owed to any Company stockholder in connection with the Merger.

(x) The payment of cash in lieu of fractional shares of Parent Common Stock is solely for the purpose of avoiding the expense and inconvenience to Parent of issuing fractional shares and does not represent separately bargained for consideration. The total cash that will be paid in the Merger to the holders of Common Company Stock instead of issuing fractional shares of Parent Common Stock will not exceed one percent (1%) of the total consideration that will be paid in the Merger to the Company stockholders in exchange for their Company Common Stock.

(y) No stock of Purchaser will be issued in connection with the Merger.

(z) Parent has not distributed the stock of any corporation in a transaction satisfying the requirements of Section 355 of the Code since April 16, 1997. The stock of Parent has not been distributed in a transaction satisfying the requirements of Section 355 of the Code since April 16, 1997.

(aa) After the Effective Time, and at all times prior to and as of the effective time of the Upstream Merger (the “Second Effective Time”), Parent will be a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. After the Effective Time, and at all times prior to the Second Effective Time, the Surviving Corporation will be a corporation duly incorporated, validly existing and in good standing under the laws of Delaware.

(bb) After the Effective Time, and at all times prior to the Second Effective Time, the Surviving Corporation’s issued and outstanding capital stock will consist solely of 1,000 shares of common stock, all of which will be owned directly by Parent.

(cc) After the Effective Time, and at all times prior to the Second Effective Time, the Surviving Corporation will not dispose of any assets held by the Surviving Corporation.

(dd) After the Effective Time, and at all times prior to the Second Effective Time, the Surviving Corporation will not incur any additional liabilities, other than liabilities incurred in the ordinary course of business.

(ee) After the Second Effective Time, Parent will not transfer any of the former assets of the Surviving Corporation to a corporation or other entity as part of a plan that includes either the Acquisition Merger or the Upstream Merger.

(ff) The fair market value of the assets of the Surviving Corporation to be received by Parent as a result of the Upstream Merger is intended to be approximately equal to the fair market value of the 1,000 shares of the Surviving Corporation common stock that will be cancelled in connection with the Upstream Merger.

(gg) After the Effective Time, and at all times prior to the Second Effective Time, there will be no indebtedness existing between the Surviving Corporation and Parent.

(hh) Following the Merger, Parent has no plan or intention to cause Surviving Corporation to issue additional shares of Surviving Corporation stock that would result in Parent owning stock possessing less than eighty percent (80%) of the total combined voting power of all classes of stock entitled to vote or less than eighty percent (80%) of the total number of shares of all other classes of stock of Surviving Corporation.

(ii) At one or more times during the five-year period leading up to and ending as of the Effective Time of the Merger, Parent was a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code (“USRPHC”). For this purpose, Parent would be a USRPHC if the fair market value of its interests in United States real property (including any interest in a mine, well, or other natural deposit) shall have equaled or exceeded fifty percent (50%) of the sum of the fair market value of its worldwide real property interests plus any other assets used or held for use in its trade or business.

(jj) Immediately after the Effective Time of the Merger, Parent expects that it will continue to be treated as a USRPHC, taking into account the United States real property owned by Company or Surviving Corporation.

(kk) Parent and Purchaser are each taxed as a corporation for tax purposes.
      Section 4.28     No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV, neither Parent, Purchaser nor any other Person makes any other express or implied representation or warranty on behalf of Parent, Purchaser or any of their respective affiliates in connection with this Agreement or the transactions contemplated hereby.
ARTICLE V
COVENANTS
      Section 5.1     Interim Operations of the Company.
      The Company covenants and agrees as to itself and its Subsidiaries that during the period from the date of this Agreement until the Effective Time or the date, if any, on which this Agreement is earlier terminated pursuant to Section 7.1, except as (w) disclosed in Section 5.1 of the Company Disclosure Letter, (x) expressly contemplated or permitted by this Agreement, (y) required by applicable Law, or (z) agreed to in writing by Parent, after the date of this Agreement and prior to the Effective Time:

(a) the business of the Company and its Subsidiaries shall be conducted only in the ordinary course consistent with past practice, and the Company shall use its reasonable best efforts to preserve intact its business organization and goodwill and the business organization and goodwill of its Subsidiaries and keep available the services of their current officers and employees and preserve and maintain existing relations with customers, suppliers, officers, employees and creditors;

(b) the Company shall not, nor shall it permit any of its Subsidiaries to, (i) enter into any new line of business, (ii) incur or commit to any capital expenditures, or any obligations or liabilities in connection with any capital expenditures during calendar year 2005 other than capital expenditures and obligations or liabilities incurred or committed to in an amount not greater in the aggregate than, and during the same time period set forth in, and generally on the same specific items included in the Company’s total capital budget for calendar year 2005 approved by the Company Board in December 2004, which has been furnished to Parent prior to the date of this Agreement, plus $6 million from the 2004 budget that was not spent; provided however, with respect to any and all expenditures and commitments made by the Company after the date of this Agreement which are in excess of $1,000,000, the Company shall provide Parent reasonable notice and an opportunity to give input regarding any such expenditures.

(c) the Company shall not, nor shall it permit any of its Subsidiaries to, amend its certificate of incorporation or bylaws or similar organizational documents;

(d) the Company shall not, nor shall it permit any of its Subsidiaries (other than direct or indirect wholly owned Subsidiaries) to, declare, set aside or pay any dividend or other distribution, whether payable in cash, stock or any other property or right, with respect to its capital stock;

(e) the Company shall not, nor shall it permit any of its Subsidiaries to (i) adjust, split, combine or reclassify any capital stock or issue, grant, sell, transfer, pledge, dispose of or encumber any additional shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock of any class or of any other such securities or agreements of the Company or any of its Subsidiaries, other than issuances of Stock and Company Rights pursuant to the Company Options outstanding on the date of this Agreement except with respect to issuances of Company stock options prior to the Election Deadline to new employees in the ordinary course of business and consistent with past practice, or (ii) except as required pursuant to the terms of the Company Plans in effect on the date of this Agreement, redeem, purchase or otherwise acquire directly or indirectly any of its capital stock or any other securities or agreements of the type described in clause (i) of this Section 5.1(e);

(f) except as required pursuant to the terms of the Company Plans in effect on the date of this Agreement or except as specifically described on Section 5.1(f) of the Company Disclosure Letter, the Company shall not, nor shall it permit any of its Subsidiaries to, (i) grant any increase in the compensation or benefits payable or to become payable by the Company or any of its Subsidiaries to any former or current director, officer or employee of the Company or any of its Subsidiaries, (ii) adopt, enter into, amend or otherwise increase, or accelerate the payment or vesting of the amounts, benefits or rights payable or accrued or to become payable or accrued under, any Company Plan (other than entry into employment agreements with new hires in the ordinary course of business consistent with past practice; provided that such employment agreement shall be terminable at will, without penalty to the Company or any of its Subsidiaries, (iii) grant any severance or termination pay to any officer, director or employee of the Company or any of its Subsidiaries except termination amounts paid to non-contract employees related to termination of such employee’s employment in Company’s ordinary course of business and consistent with Company’s past practices, or (iv) designate any more prospects under the Mission Resources Corporation Bonus and Deferred Compensation Plan;

(g) the Company shall not, nor shall it permit any of its Subsidiaries to, change its methods of accounting in effect as of the date of this Agreement, except in accordance with changes in GAAP as concurred to by the Company’s independent auditors;

(h) the Company shall not, nor shall it permit any of its Subsidiaries to (i) acquire any Person or other business organization, division or business by merger, consolidation, purchase of an equity interest or assets, or by any other manner, or (ii) other than in the ordinary course of business consistent with past practice or pursuant to agreements in effect on the date of this Agreement and set forth in Section 5.1(h) of the Company Disclosure Letter, acquire any assets;

(i) other than the sale or consumption of inventory and Hydrocarbons in the ordinary course of business consistent with past practice or the sale of any assets pursuant to agreements in effect on the date of this Agreement and set forth in Section 5.1(i) of the Company Disclosure Letter, the Company shall not, nor shall it permit any of its Subsidiaries to, sell, lease, exchange, transfer or otherwise dispose of, or agree to sell, lease, exchange, transfer or otherwise dispose of, any material Company Assets and shall not, nor shall it permit any of its Subsidiaries to sell, lease exchange, transfer or otherwise dispose of, or agree to sell, lease, exchange, transfer or otherwise dispose of any material Company Assets;

(j) the Company shall not, nor shall it permit any of its Subsidiaries to, mortgage, pledge, hypothecate, grant any security interest in, or otherwise subject to any other Lien other than Permitted Liens, any of the Company Assets;

(k) except as set forth on Schedule 5.1(k) of the Company Disclosure Letter, the Company shall not, nor shall it permit any of its Subsidiaries to, (i) except as set forth in clause (ii) below, and except for payment of current accounts payable in the ordinary course of business, pay, discharge or satisfy any claims (including claims of stockholders), liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) where such payment, discharge or satisfaction would require any payment except for the payment, discharge or satisfaction of liabilities or obligations in accordance with the terms of agreements in effect on the date of this Agreement or entered into after the date of this Agreement in the ordinary course of business consistent with past practice and not in violation of this Agreement, in each case to which the Company or any of its Subsidiaries is bound and except for any payments, discharges or settlements that do not exceed $250,000 individually or $1,000,000 in the aggregate, or (ii) compromise, settle, grant any waiver or release relating to any Litigation, other than settlements or compromises of litigation where the amount paid or to be paid does not exceed $250,000 individually or $1,000,000 in the aggregate;

(l) the Company shall not, nor shall it permit any of its Subsidiaries to, engage in any transaction with (except pursuant to agreements in effect at the time of this Agreement and set forth in Section 3.9(a) or 3.18 of the Company Disclosure Letter), or enter into any agreement, arrangement, or understanding with, directly or indirectly, any of the Company’s affiliates; provided, that for the avoidance of doubt, for purposes of this clause (l), the term “affiliates” shall not include any employees of the Company or any of its Subsidiaries, other than the directors and executive officers thereof;

(m) except as set forth in Section 5.1(m) of the Company Disclosure Letter, the Company shall not, nor shall it permit any of its Subsidiaries to, make or change any material Tax election, change any method of Tax accounting, grant any extension of time to assess any Tax or settle any Tax claim, amend any Return in any material respect or settle or compromise any material Tax liability;

(n) the Company shall not, nor shall it permit any of its Subsidiaries to, take any action that would, or could reasonably be expected to, result in any of its representations and warranties set forth in this Agreement becoming untrue in a manner that would give rise to the failure of the closing condition set forth in Section 6.3(a);

(o) the Company shall not, nor shall it permit any of its Subsidiaries to, adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than the Merger or with respect to an inactive wholly-owned Subsidiary of the Company) or any agreement relating to an Acquisition Proposal, except as provided for in Section 5.3;

(p) the Company shall not, nor shall it permit any of its Subsidiaries to, (i) incur or assume any long-term debt, or except in the ordinary course of business consistent with past practice and in no event exceeding $10,000,000 in the aggregate, incur or assume any short-term indebtedness, (ii) modify the terms of any indebtedness to increase the Company’s obligations with respect thereto (iii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person (other than a Subsidiary of the Company), except in the ordinary course of business consistent with past practice and in no event exceeding $250,000 in the aggregate, (iv) make any loans, advances or capital contributions to, or investments in, any other Person (other than to wholly owned Subsidiaries of the Company, or by such Subsidiaries to the Company, or customary loans or advances to employees in accordance with past practice and in no event exceeding $250,000) in the aggregate, or (v) enter into any material commitment or transaction, except in the ordinary course of business consistent with past practice;

(q) the Company shall not, nor shall it permit any of its Subsidiaries to, enter into any agreement, understanding or commitment that materially restrains, limits or impedes the Company’s or any of its Subsidiaries’ ability to compete with or conduct any business or line of business, including geographic limitations on the Company’s or any of its Subsidiaries’ activities (other than confidentiality agreements and area of mutual interest agreements entered into in the ordinary course of business);

(r) except in the ordinary course of business consistent with past practice or as contemplated by this Agreement, the Company shall not, nor shall it permit any of its Subsidiaries to, modify or amend in any material respect, or terminate, any material contract to which it is a party or waive in any material respect or assign any of its material rights or claims;

(s) the Company shall not, nor shall it permit any of its Subsidiaries to, fail to maintain in full force and effect the existing insurance policies covering the Company or its Subsidiaries or their respective properties, assets and businesses or comparable replacement policies, except to the extent such policies cease to be available on commercially reasonable terms; and

(t) the Company shall not, nor shall it permit any of its Subsidiaries to, enter into an agreement, contract, commitment or arrangement to do any of the foregoing.

      Notwithstanding anything in this Section 5.1 to the contrary, the Company shall not, nor shall it permit any of its Subsidiaries to, enter into any transaction or take any other action that would be reasonably likely to have a material adverse impact on, or materially delay, the consummation of the transactions contemplated by this Agreement.
      Section 5.2     Interim Operations of Parent.
      Parent covenants and agrees as to itself and its Subsidiaries that during the period from the date of this Agreement until the Effective Time or the date, if any, on which this Agreement is earlier terminated pursuant to Section 7.1, except as (w) disclosed in Section 5.2 of the Parent Disclosure Letter, (x) expressly contemplated or permitted by this Agreement, (y) required by applicable Law, or (z) agreed to in writing by the Company, after the date of this Agreement and prior to the Effective Time:

(a) the business of Parent and its Subsidiaries shall be conducted only in the ordinary course consistent with past practice;

(b) the Parent shall not, nor shall it permit any of its Subsidiaries to, (i) enter into any new line of business, or (ii) incur or commit to any capital expenditures, or any obligations or liabilities in connection with any capital expenditures during calendar year 2005 other than capital expenditures and obligations or liabilities incurred or committed to in an amount not greater in the aggregate than, and during the same time period set forth in, the Parent’s total capital budget for calendar year 2005 approved by the Board of Directors of Parent in February 2005, which has been furnished to the Company prior to the date of this Agreement, plus $5 million;

(c) solely in the case of Parent and any non-wholly owned Subsidiary of Parent, Parent shall not declare, set aside or pay any dividend or other distribution, whether payable in cash, stock or any other property or right, with respect to its capital stock; provided, however, that nothing contained herein shall prohibit Parent from paying the quarterly cash dividend on Parent Preferred Stock;

(d) Parent shall not (i) adjust, split, combine or reclassify any capital stock or issue, grant, sell, transfer, pledge, dispose of or encumber any additional shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock of any class or of any other such securities or agreements of Parent, other than issuances of stock pursuant to the Parent Plans and with respect to Parent Stock Options and warrants and convertible notes outstanding on the date of this Agreement or issuance of stock options to new employees consistent with Parent’s ordinary course of business consistent with past practice, or (ii) except as required pursuant to the terms of the Parent Plans in effect on the date of this Agreement, redeem, purchase or otherwise acquire directly or indirectly any of its capital stock or any other securities or agreements of the type described in clause (i) of this Section 6.1(d);

(e) Parent shall not, nor shall it permit any of its Subsidiaries to, change its methods of accounting in effect as of the date of this Agreement, except in accordance with changes in GAAP as concurred to by Parent’s independent auditors;

(f) Parent shall not, nor shall it permit any of its Subsidiaries to (i) acquire any Person or other business organization, division or business by merger, consolidation, purchase of an equity interest or assets, or by any other manner, or (ii) other than in the ordinary course of business consistent with past practice or pursuant to agreements in effect on the date of this Agreement and set forth in Section 4.12 of the Parent Disclosure Letter, acquire any assets, provided however, to the extent the total value of such acquisitions subsequent to the date of this Agreement during calendar year 2005 do not exceed $40 million, such restrictions shall not apply;

(g) other than the sale or consumption of inventory and Hydrocarbons in the ordinary course of business consistent with past practice or the sale of any assets pursuant to agreements in effect on the date of this Agreement and set forth in Section 4.12 of the Parent Disclosure Letter, Parent shall not, nor shall it permit any of its Subsidiaries to, sell, lease, exchange, transfer or otherwise dispose of, or agree to sell, lease, exchange, transfer or otherwise dispose of, any material Parent Assets; provided Parent shall be permitted to take any such actions provided the total value of all assets subject to the activities set forth herein shall not exceed $40 million subsequent to the date of this Agreement during calendar year 2005;

(h) Parent shall not, nor shall it permit any of its Subsidiaries to, take any action that would, or could reasonably be expected to, result in any of its representations and warranties set forth in this Agreement becoming untrue in a manner that would give rise to the failure of the closing condition set forth in Section 6.2(a);

(i) solely in the case of Parent, Parent shall not amend its certificate of incorporation or bylaws or similar organizational documents in a manner that adversely affects the terms of the Parent Common Stock, provided, Parent shall be permitted to amend its Certificate of Incorporation to increase the number of its authorized shares of Company Common Stock;

(j) solely in the case of Parent, Parent shall not adopt or enter into a plan of complete or partial liquidation or dissolution;

(k) Parent shall not, nor shall it permit any of its Subsidiaries to, enter into any new line of business, except as may reasonably relate to Parent’s existing businesses; and

(l) Parent shall not, nor shall it permit any of its Subsidiaries to, enter into an agreement, contract, commitment or arrangement to do any of the foregoing.
      Notwithstanding anything in this Section 5.2 to the contrary, Parent shall not, nor shall it permit any of its Subsidiaries to, enter into any transaction or take any other action (including any amendment of Parent’s certificate of incorporation) that would be reasonably likely to have a material adverse impact on, or materially delay, the consummation of the transactions contemplated by this Agreement.
      Section 5.3     Acquisition Proposals.
      (a) The Company agrees that, except as expressly contemplated by this Agreement, neither it nor any of its Subsidiaries shall, and the Company shall, and shall cause its Subsidiaries to, cause their respective officers, directors, investment bankers, attorneys, accountants, financial advisors, agents and other representatives not to (i) directly or indirectly initiate, solicit, knowingly encourage or facilitate (including by way of furnishing information) any inquiries or the making or submission of any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (ii) participate or engage in discussions or negotiations with, or disclose any non-public information or data relating to the Company or any of its Subsidiaries or afford access to the properties, books or records of the Company or any of its Subsidiaries to any Person that has made an Acquisition Proposal or to any Person in contemplation of an Acquisition Proposal, or (iii) accept an Acquisition Proposal or enter into any agreement, including any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement, arrangement or understanding, (A) constituting or related to, or that is intended to or could reasonably be expected to lead to, any Acquisition Proposal (other than an Acceptable Confidentiality Agreement permitted pursuant to this Section 5.3) or (B) requiring, intended to cause, or which could reasonably be expected to cause the Company to abandon, terminate or fail to consummate the Merger or any other transaction contemplated by this Agreement (each an “Acquisition Agreement”). Any violation of the foregoing restrictions by any of the Company’s Subsidiaries or by any representatives of the Company or any of its Subsidiaries, whether or not such representative is so authorized and whether or not such representative is purporting to act on behalf of the Company or any of its Subsidiaries or otherwise, shall be deemed to be a breach of this Agreement by the Company. Notwithstanding anything to the contrary in this Agreement, the Company and the Company Board may take any actions described in clause (ii) of this Section 5.3(a) with respect to a third party if at any time prior to obtaining the Company Required Vote (x) the Company receives a written Acquisition Proposal from such third party (and such Acquisition Proposal was not during such time period initiated, solicited, knowingly encouraged or facilitated by the Company or any of its Subsidiaries or any of their respective officers, directors, investment bankers, attorneys, accountants, financial advisors, agents or other representatives) and (y) such proposal constitutes, or the Company Board determines in good faith (after consultation with its financial advisors and outside legal counsel) that such proposal could reasonably be expected to lead to, a Superior Proposal, provided that the Company shall not deliver any information to such third party without entering into an Acceptable Confidentiality Agreement. Nothing contained in this Section 5.3 shall prohibit the Company or the Company Board from taking and disclosing to the Company’s stockholders a position with respect to an Acquisition Proposal pursuant to Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or from making any similar disclosure, in either case to the extent required by applicable Law.
      (b) Neither (i) the Company Board nor any committee thereof shall directly or indirectly (A) withdraw (or amend or modify in a manner adverse to Parent or Purchaser), or publicly propose to withdraw (or amend or modify in a manner adverse to Parent or Purchaser), the approval, recommendation or declaration of advisability by the Company Board or any such committee thereof of this Agreement, the Merger or the other transactions contemplated by this Agreement or (B) recommend, adopt or approve, or propose publicly to recommend, adopt or approve, any Acquisition Proposal (any action described in this clause (i) being referred to as a “Company Adverse Recommendation Change”) nor (ii) shall the Company or any of its Subsidiaries execute or enter into an Acquisition Agreement. Notwithstanding the foregoing, at any time prior to obtaining the Company Required Vote, and subject to the Company’s compliance at all times with the provisions of this Section 5.3 and Section 5.6, in response to a Superior Proposal, the Company Board may make a Company Adverse Recommendation Change and enter into an Acquisition Agreement; provided, however, that the Company shall not be entitled to exercise its right to make a Company Adverse Recommendation Change and enter into an Acquisition Agreement in response to a Superior Proposal (X) until four Business Days after the Company provides written notice to Parent (a “Company Notice”) advising Parent that the Company Board or a committee thereof has received a Superior Proposal, specifying the material terms and conditions of such Superior Proposal, and identifying the Person or group making such Superior Proposal and (Y) if during such four Business Day period, Parent proposes any alternative transaction (including any modifications to the terms of this Agreement), unless the Company Board determines in good faith (after consultation with its financial advisors and outside legal counsel, and taking into account all financial, legal, and regulatory terms and conditions of such alternative transaction proposal) that such alternative transaction proposal is not at least as favorable to the Company and its stockholders from a financial point of view as the Superior Proposal (it being understood that any change in the financial or other material terms of a Superior Proposal shall require a new Company Notice and a new four Business Day period under this Section 5.3(b)).
      (c) Neither the Parent Board nor any committee thereof shall directly or indirectly withdraw (or amend or modify in a manner adverse to the Company), or publicly propose to withdraw (or amend or modify in a manner adverse to the Company), the approval, recommendation or declaration of advisability by the Parent Board or any such committee thereof of this Agreement, the Merger, the other transactions contemplated by this Agreement or the Parent Proposal.
      (d) The Parties agree that in addition to the obligations of the Company and Parent set forth in paragraphs (a) through (c) of this Section 5.3, as promptly as practicable after receipt thereof, the Company shall advise Parent in writing of any request for information or any Acquisition Proposal received from any Person, or any inquiry, discussions or negotiations with respect to any Acquisition Proposal, and the terms and conditions of such request, Acquisition Proposal, inquiry, discussions or negotiations, and the Company shall promptly provide to Parent copies of any written materials received by the Company in connection with any of the foregoing, and the identity of the Person or group making any such request, Acquisition Proposal or inquiry or with whom any discussions or negotiations are taking place. The Company agrees that it shall simultaneously provide to Parent any non-public information concerning itself or its Subsidiaries provided to any other Person or group in connection with any Acquisition Proposal which was not previously provided to the Parent. The Company shall keep Parent fully informed of the status of any Acquisition Proposals (including the identity of the parties and price involved and any changes to any material terms and conditions thereof). The Company agrees not to release any third party from, or waive any provisions of, any confidentiality or standstill agreement to which it is a party.
      (e) For purposes of this Agreement “Acquisition Proposal” shall mean any bona fide proposal, whether or not in writing, for the (i) direct or indirect acquisition or purchase of a business or assets that constitute 10% or more of the net revenues, net income or the assets (based on the fair market value thereof) of the Company and its Subsidiaries, taken as a whole, (ii) direct or indirect acquisition or purchase of 10% or more of any class of equity securities or capital stock of the Company or any of its Subsidiaries whose business constitutes 10% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, or (iii) merger, consolidation, restructuring, transfer of assets or other business combination, sale of shares of capital stock, tender offer, exchange offer, recapitalization, stock repurchase program or other similar transaction that if consummated would result in any Person or Persons beneficially owning 10% or more of any class of equity securities of the Company or any of its Subsidiaries whose business constitutes 10% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, other than the transactions contemplated by this Agreement. The term “Superior Proposal” shall mean any bona fide written Acquisition Proposal made by a third party to acquire, directly or indirectly, pursuant to a tender offer, exchange offer, merger, share exchange, consolidation or other business combination, (A) 50% or more of the assets of the Company and its Subsidiaries, taken as a whole, or (B) 50% or more of the equity securities of the Company, in each case on terms which a majority of the board of directors of the Company determines in good faith (after consultation with its financial advisors and outside legal counsel, and taking into account all financial, legal and regulatory terms and conditions of the Acquisition Proposal and this Agreement, including any alternative transaction (including any modifications to the terms of this Agreement) proposed by any other party in response to such Superior Proposal, including any conditions to and expected timing of consummation, and any risks of non-consummation, of such Acquisition Proposal) to be superior to such party and its stockholders (in their capacity as stockholders) from a financial point of view as compared to the transactions contemplated hereby and to any alternative transaction (including any modifications to the terms of this Agreement) proposed by the Parent pursuant to this Section 5.3.
      (f) Immediately after the execution and delivery of this Agreement, the Company will, and will cause its Subsidiaries and their respective officers, directors, employees, investment bankers, attorneys, accountants and other agents to, cease and terminate any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any possible Acquisition Proposal. The Company agrees that it shall (i) take the necessary steps to promptly inform its officers, directors, investments bankers, attorneys, accountants, financial advisors, agents or other representatives involved in the transactions contemplated by this Agreement of the obligations undertaken in this Section 5.3 and (ii) request each Person who has heretofore executed a confidentiality agreement in connection with such Person’s consideration of acquiring the Company or any portion thereof to return or destroy (which destruction shall be certified in writing by an executive officer of such Person) all confidential information heretofore furnished to such Person by or on its behalf.
      Section 5.4     Access to Information and Properties.
      (a) Upon reasonable notice and subject to applicable Laws relating to the exchange of information, each of the Company and Parent shall, and shall cause each of its Subsidiaries to, afford to the authorized representatives of the other party, including officers, employees, accountants, counsel and other representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to all of its properties, contracts, books, commitments, records, data and books and personnel and, during such period, it shall, and shall cause its Subsidiaries to, make available to the other parties all information concerning its business, properties and personnel as the other parties may reasonably request. No party nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of its customers, jeopardize any attorney-client privilege or contravene any Law or binding agreement entered into prior to the date of this Agreement. The Company and Parent will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.
      (b) From the date of this Agreement until the Effective Time, each party and its authorized representatives, including engineers, advisors and consultants, lenders and financing sources, upon reasonable notice and in a manner that does not unreasonably interfere with the business of the applicable party or any of its Subsidiaries, may enter into and upon all or any portion of the real property owned or leased by the other party in order to investigate and assess, as such party reasonably deems necessary or appropriate, the environmental condition of such real property and the other assets or the businesses of such other party or any of its Subsidiaries (an “Investigation”). An Investigation may include a Phase I environmental site assessment, or similar investigation; provided, however, that an Investigation shall not include any sampling or testing of soil and/or ground or surface waters at, on or under any real property. Each party hereto shall, and shall cause each of its Subsidiaries to, cooperate with the other parties in conducting any such Investigation, facilitating further testing or evaluation as may be reasonably prudent with respect to matters identified in the investigation, allow any other party reasonable access to such party’s and its Subsidiaries’ respective businesses, real property and other assets, together with full permission to conduct any such Investigation, and provide to any other party all plans, soil or surface or ground water tests or reports, any environmental investigation results, reports or assessments previously or contemporaneously conducted or prepared by or on behalf of such party, its Subsidiaries, or any of their predecessors that are in the possession of such party or any of its Subsidiaries, and all information relating to environmental matters regarding such party’s and its Subsidiaries’ respective businesses, real property and other assets that are in the possession of such party or any of its Subsidiaries.
      (c) Parent and the Company will hold any information contemplated under Sections 5.4(a) and/or (b) above in accordance with the provisions of the confidentiality agreements between the Company and Parent, dated as of March 9, 2005 and March 21, 2005, respectively (together, the “Confidentiality Agreement”).
      (d) No investigation by Parent or the Company or their respective representatives shall affect the representations, warranties, covenants or agreements of the other set forth in this Agreement.
      Section 5.5     Further Action; Reasonable Best Efforts.
      (a) Upon the terms and subject to the conditions herein provided, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated by this Agreement, including using reasonable best efforts to satisfy the conditions precedent to the obligations of any of the parties hereto, to obtain all necessary authorizations, consents and approvals, and to effect all necessary registrations and filings, and to assist Parent and Purchaser in obtaining any financing it may arrange in connection with the merger. Each of the parties hereto will furnish to the other parties such necessary information and reasonable assistance as such other parties may reasonably request in connection with the foregoing and will provide the other parties with copies of all filings made by such party with any Governmental Entity or any other information supplied by such party to a Governmental Entity in connection with this Agreement and the transactions contemplated hereby.
      (b) Each of Parent, Purchaser and the Company shall use their respective reasonable best efforts to resolve such objections, if any, as may be asserted with respect to the transactions contemplated hereby under any applicable Law. Without limiting the foregoing, the Company and Parent shall, as soon as practicable, file any required Notification and Report Forms under the HSR Act with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “Antitrust Division”) and shall use reasonable best efforts to respond as promptly as practicable to all inquiries received from the FTC or the Antitrust Division for additional information or documentation.
      (c) Each party shall (i) take all actions necessary to ensure that no state takeover Law or similar Law is or becomes applicable to this Agreement, the Merger or any of the other transactions contemplated by this Agreement and (ii) if any state takeover Law or similar Law becomes applicable to this Agreement, the Merger or any of the other transactions contemplated by this Agreement, take all action necessary to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such Law on this Agreement, the Merger and the other transactions contemplated by this Agreement; provided, however, that notwithstanding the foregoing, Parent shall not be required to take any action to exempt any stockholder of the Company from any such Law.
      (d) In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and/or directors of the Surviving Corporation shall take or cause to be taken all such necessary action.
      (e) Each of the parties hereto shall use reasonable best efforts to prevent the entry of, and to cause to be discharged or vacated, any order or injunction of a Governmental Entity precluding, restraining, enjoining or prohibiting consummation of the Merger.
      (f) Notwithstanding the foregoing provisions of this Section 5.5, neither Parent nor Purchaser shall be required to accept, as a condition to obtaining any required approval or resolving any objection of any Governmental Entity, any requirement to divest or hold separate or in trust (or the imposition of any other condition or restriction with respect to) any of the respective businesses of Parent, Purchaser, the Company or any of their respective Subsidiaries, the Company Assets, the Parent Assets, the Company Real Property or the Parent Real Property.
      Section 5.6     Proxy Statement; Form S-4; Stockholders’ Meeting.
      (a) As promptly as practicable after the execution of this Agreement, the Company and Parent shall cooperate in preparing and each shall cause to be filed with the SEC, in connection with the Merger, a joint proxy statement in preliminary form (together with any amendments or supplements thereto, the “Proxy Statement”) and Parent shall promptly prepare and file with the SEC the S-4, in which the Proxy Statement will be included as a prospectus, and the parties shall file, if necessary, any other statement or schedule relating to this Agreement and the transactions contemplated hereby. Each of the Company, Parent and Purchaser shall use their respective reasonable best efforts to furnish the information required respectively concerning them and to be included by the SEC in the Proxy Statement, the S-4 and any such statement or schedule. Each of the Company and Parent shall use its reasonable best efforts to have the S-4 declared effective under the Securities Act as promptly as practicable after such filing, and each of the Company and Parent shall as promptly as practicable thereafter mail the Proxy Statement to its stockholders. Parent shall also use reasonable best efforts to obtain all necessary state securities Law or “Blue Sky” permits and approvals required to carry out the transactions contemplated by this Agreement.
      (b) If at any time prior to the Effective Time, any event or circumstance relating to the Company or Parent and Purchaser or any of their respective affiliates, or its or their respective officers or directors, should be discovered by the Company, Parent or Purchaser that should be set forth in an amendment to the S-4 or a supplement to the Proxy Statement, the Company, Parent or Purchaser shall promptly inform the other parties hereto thereof in writing. All documents that the Company or Parent is responsible for filing with the SEC in connection with the transactions contemplated herein will comply as to form in all material respects with applicable requirements of the Securities Act and the Exchange Act. The parties shall notify each other promptly of the time when the S-4 has become effective, of the issuance of any stop order or suspension of the qualification of the Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or of the receipt of any comments from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Proxy Statement or the S-4 or for additional information and shall supply each other with copies of (i) all correspondence between it or any of its Representatives, on the one hand, and the SEC or the staff of the SEC, on the other hand, with respect to the Proxy Statement, the S-4 or the Merger and (ii) all orders of the SEC relating to the S-4.
      (c) The Company, acting through the Company Board, shall, in accordance with its certificate of incorporation and bylaws and with applicable Law, promptly and duly call, give notice of, convene and hold, as soon as practicable following the date upon which the S-4 becomes effective for the purposes of voting upon the adoption of this Agreement and the approval of the consummation of the transactions contemplated by this Agreement, including the Merger, a special meeting of its stockholders for the sole purpose of considering and taking action upon this Agreement (such meeting, including any postponement or adjournment thereof, the “Company Special Meeting”), and shall use its reasonable best efforts to hold the Company Special Meeting as soon a practical but no later than 45 days after such date. Except as otherwise provided in Section 5.3(b), the Company, acting through the Company Board, shall (i) recommend adoption of this Agreement and include in the Proxy Statement such recommendation and (ii) use its reasonable best efforts to solicit and obtain such adoption. Notwithstanding any Company Adverse Recommendation Change or the commencement, public proposal, public disclosure or communication to the Company of any Acquisition Proposal with respect to the Company or any of its Subsidiaries, or any other fact or circumstance, unless this Agreement has been terminated by the Company in accordance with Section 7.1(d) below, this Agreement shall be submitted to the stockholders of the Company at the Company Special Meeting for the purpose of adopting this Agreement, with such disclosures as shall be required by applicable Law. At any such Company Special Meeting following any such withdrawal, amendment or modification of the Company Board’s recommendation of this Agreement, the Company may submit this Agreement to its stockholders without a recommendation or with a negative recommendation (although the approval of this Agreement by the Company Board may not be rescinded or amended), in which event the Company Board may communicate the basis for its lack of a recommendation or negative recommendation to its stockholders in the Proxy Statement or an appropriate amendment or supplement thereto.
      (d) Parent, acting through the Parent Board, shall, in accordance with its certificate of incorporation and bylaws and with applicable Law, promptly and duly call, give notice of, convene and hold, as soon as practicable following the date upon which the S-4 becomes effective for the purposes of voting upon the Parent Proposal a special meeting of its stockholders (such meeting, including any postponements or adjournments thereof, the “Parent Stockholders’ Meeting”), and shall use its reasonable best efforts to hold the Parent Stockholders’ Meeting as soon as practical but no later than 45 days after such date. Parent, acting through the Parent Board, shall (i) recommend approval of the Parent Proposal and include in the Proxy Statement such recommendation and (ii) use its reasonable best efforts to solicit and obtain such approval.
      Section 5.7     Notification of Certain Matters.
      (a) The Company shall give prompt notice to Parent of any fact, event or circumstance as to which the Company obtains knowledge that would be reasonably likely to result in a failure of a condition set forth in Section 6.3(a) or 6.3(b). Parent and Purchaser shall give prompt notice to the Company of any fact, event or circumstance as to which Parent or Purchaser obtains knowledge that would be reasonably likely to result in a failure of a condition set forth in Section 6.2(a) or 6.2(b).

      (b) Immediately prior to Closing, the Company shall provide Parent with a complete list of the number of employee terminations (other than voluntary resignations and terminations for cause) for the 90-day period prior to Closing, by facility or geographic site of employment.
      Section 5.8     Directors’ and Officers’ Insurance and Indemnification.
      (a) After the Effective Time, Parent shall (i) indemnify, defend and hold harmless the present and former officers, directors, employees and agents of the Company and any of its Subsidiaries in such capacities (“Indemnified Parties”) to the fullest extent that the Company or any of its Subsidiaries would have been required to do so in accordance with the provisions of each indemnification or similar agreement between the Company or any of its Subsidiaries and any Indemnified Party, in each case against any losses, damages, expenses or liabilities resulting from any claim, liability, loss, damage, cost or expense, asserted against, or incurred by, an Indemnified Party that is based on the fact that such Indemnified Party is or was a director, officer, employee or agent of the Company or any of its Subsidiaries and arising out of actions or omissions or alleged actions or omissions occurring at or prior to the Effective Time and (ii) take all necessary actions to ensure that Parent’s director’s and officer’s liability insurance continues to cover each Company Director and each officer and director of the Company, in each case so long as they remain employed or retained by Parent or any affiliate of Parent (including the Surviving Corporation) as an officer or director.
      (b) Prior to the Closing, the Company shall purchase, and after the Effective Time the Surviving Corporation shall maintain, directors’ and officers’ liability insurance covering, for a period of six years after the Effective Time, the directors and officers of the Company and its Subsidiaries who are currently covered by the Company’s existing directors’ and officers’ liability insurance with respect to claims arising from facts or events that occurred before the Effective Time, on terms and conditions substantially similar to such directors and officers than those in effect on the date of this Agreement; provided, however, that the aggregate annual premiums for such insurance at any time during such period shall not exceed 250% of the per annum rate of premium currently paid by the Company and its Subsidiaries for such insurance on the date of this Agreement.
      Section 5.9     Publicity. Neither the Company, Parent, Purchaser nor any of their respective affiliates shall issue or cause the publication of any press release or other announcement with respect to the Merger, this Agreement or the other transactions contemplated by this Agreement without the prior consultation of the other party, except as may be required by Law or by any listing agreement with a Nasdaq if all reasonable best efforts have been made to consult with the other party. In addition, the Company agrees to consult with Parent before issuing any press release or other announcement with respect to its business, except as may be required by Law or by any listing agreement with Nasdaq if all reasonable best efforts have been made to consult with Parent.
      Section 5.10     Stock Exchange Listing. Parent shall use its reasonable best efforts to cause the shares of Parent Common Stock to be issued in the Merger to be approved for listing on Nasdaq subject to official notice of issuance, as of the Effective Time.
      Section 5.11     Employee Benefits.
      (a) Nothing in this Agreement shall be construed as requiring Parent or any of its affiliates to employ any employee of the Company for any length of time following the Closing Date. Except as specifically provided in this Agreement, nothing in this Agreement, express or implied, shall be construed to prevent Parent or its affiliates from (i) terminating, or modifying the terms of employment of, any Company employee following the Closing Date or (ii) terminating or modifying to any extent any Company Plan or any other employee benefit plan, program, agreement or arrangement that Parent or its affiliates may establish or maintain.
      (b) Schedule 5.11 (b) of the Company Disclosure Letter sets forth, with respect to each senior officer of the Company, the cash severance payments that would be due to such senior officer under each senior officer’s employment agreement upon a Change of Control (as defined therein). At the Effective Time, the Surviving Company shall pay to each of the senior officers, pursuant to the employment agreements of such officers, the amount of severance set forth on Schedule 5.11(b) and a bonus and vacation amount calculated by multiplying (i) the number of days between January 1, 2005 to the Effective Date, by (ii) the applicable daily rate of bonus and vacation set forth opposite each senior officer’s name on Schedule 5.11(b) provided, however, in no event will the bonus amount be less than one-half of such officer’s then current annual salary. At the Effective Time, (i) each of the employment agreements of the senior officers will be terminated and any nonsolicitation provisions therein will also be terminated and will not survive the Effective Time, (ii) all of the payments, benefits and other actions and obligations of the Company to be taken or made under the employment agreements in the event of a Change of Control (as defined therein) and the termination of the senior officer without Cause (as defined therein) shall be taken or made by the Company, the Parent or the Surviving Corporation as appropriate, (iii) as provided in the employment agreements, all options held by the senior officers will be vested in full at the Effective Time and will be exercisable as provided in Section 5(f)(i) of the employment agreements and (iv) Parent and Surviving Corporation shall reimburse each senior officer for any out of pocket expenses incurred to continue coverage (for himself and his family) under the group health plan for the applicable period under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), but only if the senior officer elects such COBRA continuation in accordance with the time limits and in the applicable COBRA regulations.
      (c) The Company shall use its best efforts to cause the senior officers of the Company set forth on Schedule 5.11(b) of the Company Disclosure Letter (other than Robert L. Cavnar) to agree to continue working for the Surviving Corporation for up to sixty (60) days after the Effective Time. During the portion of such sixty (60) day period which Parent requests a senior officer to continue working for the Surviving Corporation and such senior officer works for the Surviving Corporation, such senior officer shall be entitled to receive (i) the applicable portion of his 2005 base salary, (ii) a bonus and vacation payment calculated based upon the number of days he is employed after the Effective Time divided by 365 then multiplied by the applicable daily bonus and vacation amount as set forth on Schedule 5.11(b), and (iii) employee benefits consistent with the Surviving Corporation’s existing benefit plans. Parent shall determine and notify each of such senior officer of the date of termination of such senior officer’s employment with Surviving Corporation, which shall not extend beyond sixty (60) days after the Effective Time unless mutually agreed between Parent and such senior officer, by giving such senior officers at least two (2) weeks’ prior notice of such termination.
      (d) The Company shall cause the Company’s Severance Benefit Plan (Non-Officer Employees) and Severance Benefit Plan (Non-Contract Officers) (collectively, the “Severance Benefit Plans”) to be modified so that if Parent offers a Company employee (other than those senior officers set forth on Section 5.11(b) of the Company Disclosure Letter) employment with Surviving Corporation, Parent or their affiliates in a comparable position located in Houston, Texas, with comparable pay and Surviving Corporation’s or Parent’s normal benefits, such person will not be entitled to receive any severance pay pursuant to the Severance Benefit Plans unless he or she is terminated without cause by Parent, Surviving Corporation or their affiliates within one (1) year of the Effective Date, and in such event, his or her severance pay pursuant to the applicable Severance Benefit Plan shall be due upon termination. In the event a Company employee is not offered employment with Parent, the Surviving Corporation or their affiliates in a comparable position located in Houston, Texas, with comparable pay and Surviving Corporation’s or Parent’s normal benefits, such person will be entitled to severance pay in accordance with the terms of the applicable Severance Benefit Plan, as modified pursuant to the above. The Severance Benefit Plan shall not be terminated until 13 months after the Effective Time.
      (e) The parties hereby agree and acknowledge that Section 5.11(e) of the Company Disclosure Letter sets forth, with respect to each non–contract officer of the Company, the cash severance payments and vacation payments that would be due to such officer under the Company’s various agreements or programs the Company has with each officer and/or under the Company’s Severance Benefit Plan (Non-Contract Officers).
      (f) The Company’s Retention and Incentive Plan (Non-Officer Employees) shall remain in full force and effect past the Effective Time until all payments thereunder have been satisfied. Prior to the Effective

Time, the Company, or the appropriate committee of the Company Board, will make the decisions necessary to allocate the payments under this plan subject to the terms of the plan and the limits set forth therein on aggregate payments thereunder.
      (g) To the extent allowed by law and the terms of Parent’s plan, for purposes of determining years of service, eligibility, vesting and benefit levels with Parent, the Surviving Corporation or its affiliates with regard to employee benefits offered by Parent, the Surviving Corporation or its affiliates, years of service in which a Company employee has been employed by the Company or its predecessors shall be counted. To the extent allowed by law and the terms of Parent’s plans, following the Effective Time, for purposes of each Parent plan in which any continuing employee or his or her eligible dependents is eligible to participate after the Effective Time, Parent shall, or shall cause its Subsidiaries to, (i) waive any pre-existing condition, exclusion, actively-at-work requirement or waiting period to the extent such condition, exclusion, requirement or waiting period was satisfied or waived under the comparable Company plan as of the Effective Time (or, if later, any applicable plan transaction date) and (ii) provide full credit for any co-payments, deductibles or similar payments made or incurred prior to the Effective Time for the plan year in which the Effective Time (or such transition date) occurs. In order to implement the intent of Section 5.11(g), Parent all reasonable actions to amend the Parent’s plans.
      At the Effective Time, each Company Option shall be fully vested in accordance with the Company Plans. If the holder of the Company Option ceases to be a director, officer, or employee, or consultant of the Surviving Corporation or any its affiliates (including Parent and its Subsidiaries), such option shall remain exercisable in accordance with the terms of the Company Plans and employment agreements, if applicable. After the Effective Time, the Company Plans shall not be amended or modified in a manner that would result in the termination of or have an adverse effect on options previously granted thereunder or in a manner that would result in any Company Option becoming deferred compensation under Section 409A of the Code including, but not limited to, any amendment or modification that would result in a modification after October 3, 2004 making the grandfather provisions provided in guidance issued under Section 409A of the Code inapplicable to the Company Options.
      Section 5.12     Appointment of Directors. Parent shall take all necessary corporate action to increase the size of the Board of Directors of Parent by two members and to appoint the Company Designated Directors immediately following the Effective Time to fill the vacancies on the Board of Directors of Parent created by such increase. Parent, through the Parent Board and subject to the Parent Board’s fiduciary duties to the stockholders of Parent, shall take all necessary action to recommend that the Company Designated Directors be elected to the Parent Board in the proxy statement relating to the first annual meeting of the stockholders of Parent following the Closing.
      Section 5.13     Rights Agreement. The Company Board shall take such action as is necessary to render the Company Rights inapplicable to the Merger and the other transactions contemplated by this Agreement.
      Section 5.14     Certain Tax Matters.
      (a) Parent and the Company shall each use its reasonable best efforts to cause the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and before or after the Effective Time, neither Parent nor the Company shall knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could cause the Merger to fail to qualify as a reorganization under Section 368(a) of the Code, unless otherwise required to properly comply with Laws or generally accepted accounting principles applicable to Parent or the Company.
      (b) Parent and the Company shall comply with the record keeping and information reporting requirements set forth in Treasury Regulation Section 1.368-3.
      (c) Parent and the Company shall each use its reasonable best efforts to obtain the Tax opinions set forth in Sections 6.2(d) and 6.3(d). This Agreement is intended to constitute a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g).

      (d) Officers of Parent, Purchaser and the Company shall execute and deliver to Porter & Hedges, L.L.P., Tax counsel for the Company, and Thompson & Knight, LLP, Tax counsel for Parent, certificates substantially in the form agreed to by the parties and such law firms at such time or times as may reasonably be requested by such law firms, including prior to the time the S-4 is declared effective by the SEC and the Effective Time, in connection with such Tax counsel’s respective delivery of opinions pursuant to Sections 6.2(d) and 6.3(d). Each of Parent, Purchaser and the Company shall use its reasonable best efforts not to take or cause to be taken any action that would cause to be untrue (or fail to take or cause not to be taken any action which would cause to be untrue) any of the certifications and representations included in the certificates described in this Section 5.14(b). Company shall identify in a letter to Parent all Persons who are, on the date hereof, “affiliates” of Company, as such term is used in Rule 145 under the Securities Act. Company shall use all reasonable efforts to cause its respective affiliates to deliver to Parent not later than 10 days prior to the date of the Parent Special Meeting, a written agreement in a form reasonably acceptable to Parent and the Company and shall use all reasonable efforts to cause Persons who become “affiliates” after such date but prior to Closing to execute and deliver agreements at least 5 days prior to the Closing Date.
      (e) The Company and Parent shall cooperate in the preparation, execution and filing of all Tax Returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp Taxes, and transfer, recording, registration and other fees and similar Taxes which become payable in connection with the Merger that are required or permitted to be filed on or before the Effective Time. Each of Purchaser and the Company shall pay, without deduction from any amount payable to holders of Company Common Stock and without reimbursement from the other party, any such Taxes or fees imposed on it by any Governmental Entity, which becomes payable in connection with the Merger.
ARTICLE VI
CONDITIONS
      Section 6.1     Conditions to Each Party’s Obligation To Effect the Merger.
      The respective obligation of each party to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by the parties hereto in writing, in whole or in part, to the extent permitted by applicable Law):

(a) (i) This Agreement and the Merger shall have been adopted and approved by the Company Required Vote and (ii) the Parent Proposal shall have been approved and adopted by the Required Parent Vote;

(b) No statute, rule, order, decree or regulation shall have been enacted or promulgated, and no action shall have been taken, by any Governmental Entity of competent jurisdiction which temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the Merger or makes the Merger illegal;

(c) Other than filing the Certificate of Merger in accordance with the DGCL, all authorizations, consents and approvals of all Governmental Entities required to be obtained prior to consummation of the Merger shall have been obtained, except for such authorizations, consents, and approvals the failure of which to be obtained individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on any party to this Agreement;

(d) The S-4 shall have been declared effective, and no stop order suspending the effectiveness of the S-4 shall be in effect and no proceedings for such purpose shall be pending before or threatened by the SEC; and

(e) The shares of Parent Common Stock issuable to the stockholders of the Company in the Merger and to the holders of the Company Options shall have been authorized for listing on Nasdaq, subject to official notice of issuance.

      Section 6.2     Conditions to the Obligation of the Company to Effect the Merger.
      The obligation of the Company to effect the Merger is further subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

(a) (i) The representations and warranties of each of Parent and Purchaser set forth in Sections 4.2, 4.3, 4.5(a) and all statements set forth in Section 4.27 (relating to Taxes) shall be true and correct in all material respects both at and as of the date of this Agreement and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date); and (ii) the representations and warranties of each of Parent and Purchaser set forth in this Agreement (other than the representations and warranties set forth in Sections 4.2, 4.3, 4.5(a) and all statements set forth in Section 4.27 (relating to Taxes), shall be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein) both at and as of the date of this Agreement and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein) individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Parent. The Company shall have received a certificate signed on behalf of Parent by each of two senior executive officers of Parent to the foregoing effect;

(b) Each of Parent and Purchaser shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms of this Agreement, and the Company shall have received a certificate signed on behalf of each of Parent and Purchaser by the Chief Executive Officer of each of Parent and Purchaser to such effect;

(c) There shall not be pending any suit, action or proceeding by any Governmental Entity seeking to restrain, preclude, enjoin or prohibit the Merger or any of the other transactions contemplated by this Agreement; and

(d) The Company shall have received the opinion of Porter & Hedges, L.L.P., counsel to the Company, in form and substance reasonably satisfactory to the Company, on the date on which the Form S-4 is filed and on the Closing Date, in each case dated as of such respective date, rendered on the basis of facts, representations and assumptions set forth in such opinion and the certificates obtained from officers of Parent, Purchaser and the Company, all of which are consistent with the state of facts existing as of the date on which the Form S-4 is filed and the Effective Time, as applicable, to the effect that (i) the Integrated Transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code and (ii) the Company and Parent will each be a “party to the reorganization” within the meaning of Section 368 of the Code. In rendering the opinion described in this Section 6.2(d), Porter & Hedges, L.L.P. shall have received and may rely upon the certificates and representations referred to in Section 5.14(d).

(e) Parent must have delivered to its counsel, the Company and the Company’s counsel a certificate signed on behalf of Parent by a duly authorized officer of Parent certifying the representations set forth in Section 4.27 and as otherwise reasonably requested by Parent’s tax counsel.
      Section 6.3     Conditions to Obligations of Parent and Purchaser to Effect the Merger.
      The obligations of Parent and Purchaser to effect the Merger are further subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

(a) (i) The representations and warranties of the Company set forth in Sections 3.2, 3.3 and 3.5(a) and all statements set forth in Section 3.26 (relating to Taxes) shall be true and correct in all material respects both at and as of the date of this Agreement and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date); and (ii) the representations and warranties of the Company set forth in this Agreement (other than the representations and warranties set forth in Sections 3.2, 3.3 and 3.5(a)

and the statements set forth in Section 3.26) shall be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein) both at and as of the date of this Agreement and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein) individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on the Company. Parent shall have received a certificate signed on behalf of the Company by each of two senior executive officers of the Company to the foregoing effect;

(b) The Company shall have performed in all material respects each of its obligations under this Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms of this Agreement, and Parent shall have received a certificate signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer to such effect;

(c) There shall not be pending any suit, action or proceeding by any Governmental Entity seeking to (i) prohibit or limit in any material respect the ownership or operation by the Company, Parent, Purchaser or any of their respective affiliates of a substantial portion of the business or assets of the Company and its Subsidiaries, taken as a whole, or to require any such Person to dispose of or hold separate any material portion of the business or assets of the Company and its Subsidiaries, taken as a whole, as a result of the Merger or any of the other transactions contemplated by this Agreement or (ii) restrain, preclude, enjoin or prohibit the Merger or any of the other transactions contemplated by this Agreement;

(d) Parent shall have received the opinion of Thompson & Knight, LLP, counsel to Parent, in form and substance reasonably satisfactory to Parent, on the date on which the Form S-4 is filed and on the Closing Date, in each case dated as of such respective date, rendered on the basis of facts, representations and assumptions set forth in such opinion and the certificates obtained from officers of Parent, Purchaser and the Company, all of which are consistent with the state of facts existing as of the date on which the Form S-4 is filed or the Effective Time, as applicable, to the effect that (i) the Integrated Transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code and (ii) the Company and Parent will each be a “party to the reorganization” within the meaning of Section 368 of the Code. In rendering the opinion described in this Section 6.3(d), Thompson & Knight, LLP, shall have received and may rely upon the affiliate letters, certificates and representations referred to in Section 5.14(d);

(e) The number of Dissenting Shares shall not exceed 10% of the outstanding shares of Company Common Stock; and

(f) All material consents and approvals of any Person that the Company or any of its Subsidiaries are required to obtain in connection with the consummation of the Merger, including consents and approvals from parties to loans, contracts, leases or other agreements, shall have been obtained, and a copy of each such consent and approval shall have been provided to Parent at or prior to the Closing, except for such consents and approvals the failure of which to be obtained individually or in the aggregate would not be reasonably likely to have or result in a Material Adverse Effect on the Company.

(g) The Company must have delivered to its counsel, Parent and Parent’s counsel a certificate signed on behalf of the Company by a duly authorized officer of the Company certifying the representations set forth in Section 3.26 and as otherwise reasonably requested by the Company’s tax counsel.

ARTICLE VII
TERMINATION
      Section 7.1     Termination.
      Notwithstanding anything herein to the contrary, this Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time:

(a) By the mutual consent of Parent and the Company in a written instrument.

(b) By either the Company or Parent upon written notice to the other, if:

(i) the Merger shall not have been consummated on or before December 31, 2005 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 7.1(b)(i) shall not be available to a party whose failure to fulfill any material obligation under this Agreement or other material breach of this Agreement has been the cause of, or resulted in, the failure of the Merger to have been consummated on or before such date;

(ii) any Governmental Entity shall have issued a statute, rule, order, decree or regulation or taken any other action (which statute, rule, order, decree, regulation or other action the parties hereto shall have used their reasonable best efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger or making the Merger illegal and such statute, rule, order, decree, regulation or other action shall have become final and nonappealable (provided that the terminating party is not then in breach of Section 5.5);

(iii) the stockholders of the Company fail to adopt this Agreement by the Company Required Vote at the Company Special Meeting; provided that the Company shall not be entitled to terminate this Agreement pursuant to this Section 7.1(b)(iii) if it has breached any of its obligations under Section 5.3 or Section 5.6;

(iv) there shall have been a material breach of or any inaccuracy in any of the representations or warranties set forth in this Agreement on the part of any of the other parties, which breach is not cured within 30 days following receipt by the breaching party of written notice of such breach from the terminating party, or which breach, by its nature, cannot be cured prior to the Termination Date (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein); provided, however, that no party shall have the right to terminate this Agreement pursuant to this Section 7.1(b)(iv) unless the breach of representation or warranty, together with all other such breaches, would entitle the party receiving such representation not to consummate the transactions contemplated by this Agreement under Section 6.3(a) (in the case of a breach of representation or warranty by the Company) or Section 6.2(a) (in the case of a breach of representation or warranty by Parent or Purchaser);

(v) if there shall have been a material breach of any of the covenants or agreements set forth in this Agreement on the part of any of the other parties, which breach shall not have been cured within 30 days following receipt by the breaching party of written notice of such breach from the terminating party, or which breach, by its nature, cannot be cured prior to the Termination Date (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein); or

(vi) the Parent Proposal shall not have been approved and adopted by the Required Parent Vote at the Parent Stockholders’ Meeting; provided that Parent shall not be entitled to terminate this Agreement pursuant to this Section 7.1(b)(vi) if it has breached any of its obligations under Section 5.3 or 5.6.

(c) By Parent, upon written notice to the Company, if prior to obtaining the Company Required Vote (i) the Company, or the Company Board, as the case may be, shall have (A) entered into any Acquisition Agreement or (B) approved or recommended, or, in the case of a committee, proposed to the Company Board, to approve or recommend, any Acquisition Proposal, (ii) the Company or the Company Board or any committee thereof shall have resolved to do any of the foregoing, or (iii) a Company Adverse Recommendation Change shall have occurred in response to a Superior Proposal or the Company Board or any committee thereof shall have resolved to make such Company Adverse Recommendation Change.

(d) By the Company, upon written notice to Parent, if prior to obtaining the Required Company Vote (i) the Company, or the Company Board, as the case may be, shall have (A) entered into any Acquisition Agreement or (B) approved or recommended, or, in the case of a committee, proposed to the Company Board, to approve or recommend, any Acquisition Proposal, (ii) the Company Board or any committee thereof shall have resolved to do any of the foregoing, or (iii) a Company Adverse Recommendation Change shall have occurred in response to a Superior Proposal or the Company Board or any committee thereof shall have resolved to make such Company Adverse Recommendation Change.

      Section 7.2     Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, written notice thereof shall forthwith be given by the terminating party to the other parties specifying the provision of this Agreement pursuant to which such termination is made, and except as provided in this Section 7.2, this Agreement shall forthwith become null and void after the expiration of any applicable period following such notice. In the event of such termination, there shall be no liability on the part of Parent, Purchaser or the Company, except as set forth in Section 8.1 of this Agreement and except with respect to the requirement to comply with the Confidentiality Agreement; provided that nothing herein shall relieve any party from any liability or obligation with respect to any willful breach of this Agreement.
ARTICLE VIII
MISCELLANEOUS
      Section 8.1     Fees and Expenses.
      (a) Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses, except as provided in Sections 8.1(d) and 8.1(e).
      (b) If this Agreement is terminated by Parent pursuant to Section 7.1(c) or 7.1(d), then the Company shall pay to Parent in immediately available funds a termination fee in an amount equal to U.S. $12.5 million (the “Termination Fee”).
      (c) In the event that (i) an Acquisition Proposal with respect to the Company has been proposed by any Person (other than Parent and Purchaser or any of their respective affiliates) or any Person has publicly announced its intention (whether or not conditional) to make such Acquisition Proposal or such Acquisition Proposal or such intention has otherwise become publicly known to the Company’s stockholders generally, (ii) thereafter this Agreement is terminated by either the Company or Parent pursuant to Section 7.1(b)(i) or 7.1(b)(iii) and (iii) within 12 months after the termination of this Agreement, the Company or any of its Subsidiaries enters into any definitive agreement providing for an Acquisition Proposal, or an Acquisition Proposal with respect to the Company or any of its Subsidiaries is consummated, then the Company shall pay to Parent the Termination Fee in immediately available funds.
      (d) For purposes of clause (iii) of Section 8.1(c) only, the term “Acquisition Proposal” shall have the meaning assigned to such term in Section 5.3(f) except that all references to “10%” therein shall be deemed to be references to “40%”.
      (e) Any payment of the Termination Fee pursuant to Section 8.1(b) or 8.1(c) shall be made within one Business Day after termination of this Agreement by wire transfer of immediately available funds to an account designated by Parent. Any payment of the Termination Fee pursuant to Section 8.1(d) shall be made prior to the first to occur of the events described in clause (iii) of Section 8.1(d). The parties acknowledge that the agreements contained in this Section 8.1 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, none of the parties would enter into this Agreement; accordingly, if the Company fails promptly to pay or cause to be paid the amounts due pursuant to this Section 8.1, and, in order to obtain such payment, Parent commences a suit that results in a judgment against the Company for the amounts set forth in this Section 8.1, the Company shall pay to Parent its reasonable costs and expenses (including attorneys’ fees and expenses) in connection with such suit and any appeal relating thereto, together with interest on the amounts set forth in this Section 8.1 at the prime rate of Citibank, N.A. in effect on the date such payment was required to be made.
      (g) This Section 8.1 shall survive any termination of this Agreement.
      Section 8.2     Amendment; Waiver.
      (a) This Agreement may be amended by the parties to this Agreement, by action taken or authorized by their respective boards of directors, at any time before or after approval by the stockholders of the Company of the matters presented in connection with the Merger, but after any such approval no amendment shall be made without the approval of the stockholders of the Company if such amendment alters or changes (i) the Merger Consideration or (ii) any terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any shares of capital stock of the Company. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.
      (b) At any time prior to the Effective Time, the parties to this Agreement may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document, certificate or writing delivered pursuant hereto by the other party or (iii) waive compliance with any of the agreements or conditions of the other parties hereto contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and none is exclusive of any other, or of any rights or remedies that any party may otherwise have at Law or in equity.
      Section 8.3     Survival. The representations and warranties contained in this Agreement or in any certificates or other documents delivered prior to or as of the Effective Time shall survive until (but not beyond) the Effective Time. The covenants and agreements of the parties hereto (including the Surviving Corporation after the Merger) shall survive the Effective Time without limitation (except for those which, by their terms, contemplate a shorter survival period).
      Section 8.4     Notices.
      All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter’s confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, (c) the expiration of five Business Days after the day when mailed in the United States by certified or registered mail, postage prepaid, or (d) delivery in

Person, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):
      (a) if to the Company, to:

Mission Resources Corporation
1331 Lamar, Suite 1455
Houston, Texas 77010-3039
Facsimile: 713-495-3103
Attn: Robert L. Cavnar
      with a copy to:

Porter & Hedges, L.L.P.
1000 Main Street, 36th Floor
Houston, Texas 77002
Facsimile: (713) 226-6274
Attn: Robert G. Reedy
      and
      (b) if to Parent or Purchaser, to:

Petrohawk Energy Corporation
1100 Louisiana, Suite 4400
Houston, Texas 77002
Facsimile: 832-204-2800
Attn: Floyd C. Wilson
      with a copy to:

Hinkle Elkouri Law Firm L.L.C.
301 N.Main, Suite 2000
Wichita, KS 67202
Facsimile: 316-660-6011
Attn: David S. Elkouri
      Section 8.5     Interpretation. When a reference is made in this Agreement to Articles or Sections, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation”. The word “affiliates” when used in this Agreement shall have the respective meanings ascribed to them in Rule 12b-2 under the Exchange Act. The phrase “beneficial ownership” and words of similar import when used in this Agreement shall have the meaning ascribed to it in Rule 13d-3 under the Exchange Act. The phrase “the date of this Agreement,” “date hereof” and terms of similar import, unless the context otherwise requires, shall be deemed to refer to April 3, 2005.
      Section 8.6     Headings; Schedules. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Disclosure of any matter pursuant to any Section of the Company Disclosure Letter or Parent Disclosure Letter shall not be deemed to be an admission or representation as to the materiality of the item so disclosed.
      Section 8.7     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement.
      Section 8.8     Entire Agreement. This Agreement and the Confidentiality Agreement constitute the entire agreement, and supersede all prior agreements and understandings (written and oral), among the parties with respect to the subject matter of this Agreement.
      Section 8.9     Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
      Section 8.10     Governing Law; Jurisdiction. This Agreement shall be governed, construed and enforced in accordance with the Laws of the State of Delaware without giving effect to the principles of conflicts of law thereof. Each of the parties hereto hereby agrees that any claim, suit, action or other proceeding, directly or indirectly, arising out of, under or relating to this Agreement shall be heard and determined in the Chancery Court of the State of Delaware (and each agrees that no such claim, action, suit or other proceeding relating to this Agreement shall be brought by it or any of its affiliates except in such court), and the parties hereto hereby irrevocably and unconditionally submit to the exclusive jurisdiction of any such court in any such claim, suit, action or other proceeding and irrevocably and unconditionally waive the defense of an inconvenient forum to the maintenance of any such claim, suit, action or other proceeding. Each of the parties hereto further agrees that, to the fullest extent permitted by applicable Law, service of any process, summons, notice or document by U.S. registered mail to such Person’s respective address set forth in Section 8.4 shall be effective service of process for any claim, action, suit or other proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. The parties hereto hereby agree that a final, non-appealable judgment in any such claim, suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.
      Section 8.11     Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties; provided that each of Parent and Purchaser may assign this Agreement to any of its Subsidiaries, or to any lender to each of Parent and Purchaser or any Subsidiary or affiliate thereof as security for obligations to such lender, and provided, further, that no assignment to any such lender shall in any way affect Parent’s or Purchaser’s obligations or liabilities under this Agreement.
      Section 8.12     Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party to this Agreement and their permitted assignees, and (other than Sections 5.8 and 8.11) nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. Without limiting the foregoing, no direct or indirect holder of any equity interests or securities of any party to this Agreement (whether such holder is a limited or general partner, member, stockholder or otherwise), nor any affiliate of any party to this Agreement, nor any director, officer, employee, representative, agent or other controlling Person of each of the parties to this Agreement and their respective affiliates shall have any liability or obligation arising under this Agreement or the transactions contemplated hereby.
      Section 8.13     Specific Performance. The parties to this Agreement agree that irreparable damage would occur in the event that any provision of this Agreement was not performed by Company in accordance with the terms of this Agreement and that Parent and Purchaser shall be entitled to specific performance of the terms of this Agreement in addition to any other remedy at Law or equity.
      Section 8.14     Definitions. The following terms have the following definitions:

“Acceptable Confidentiality Agreement” means, with respect to the Company or Parent, an agreement that imposes obligations and restrictions on the counterparty thereto which are substantially similar to the terms that are binding on the other party to this Agreement, as applicable, under the Confidentiality Agreement.

“Acquisition Agreement” has the meaning given such term on page 48 of this Agreement.

“Acquisition Proposal” has the meaning given such term on page 49 of this Agreement.

“Advisers Act” has the meaning given such term on page 23 of this Agreement.

“Affiliated Group” has the meaning given such term on page 26 of this Agreement.

“Aggregate Consideration” has the meaning given such term on page 3 of this Agreement.

“Antitrust Division” has the meaning given such term on page 51 of this Agreement.

“Business Day” means any day other than Saturday and Sunday and any day on which banks are not required or authorized to close in the State of Texas.

“Cash Designated Shares” has the meaning given such term on page 5 of this Agreement.

“Cash Election Shares” has the meaning given such term on page 4 of this Agreement.

“Certificate” has the meaning given such term on page 4 of this Agreement.

“Certificate of Merger” has the meaning given such term on page 2 of this Agreement.

“Closing” has the meaning given such term on page 2 of this Agreement.

“Closing Date” has the meaning given such term on page 2 of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning given such term on page 1 of this Agreement.

“Company Adverse Recommendation Change” has the meaning given such term on page 48 of this Agreement.

“Company Assets” means all of the properties and assets (real, personal or mixed, tangible or intangible) of the Company and its Subsidiaries.

“Company Balance Sheet” has the meaning given such term on page 18 of this Agreement.

“Company Board” has the meaning given such term on page 11 of this Agreement.

“Company Common Stock” has the meaning given such term on page 10 of this Agreement.

“Company Consolidated Group” means any affiliated group within the meaning of Section 1504(a) of the Code, in which the Company (or any Subsidiary of the Company) is or has ever been a member or any group of corporations with which Company files, has filed or is or was required to file an affiliated, consolidated, combined, unitary or aggregate Tax return.

“Company Designated Directors” means two individuals that if serving on Parent’s Board of Directors would qualify as “independent directors” under Nasdaq and SEC definitions and who are proposed by the Company to serve on the Board of Directors of Parent and who are reasonably acceptable to Parent.

“Company Disclosure Letter” has the meaning given such term on page 9 of this Agreement.

“Company Leased Real Property” means all interests in real property pursuant to the Company Leases other than the Company Oil and Gas Properties and other oil, gas and mineral rights of the Company and its Subsidiaries.

“Company Leases” means the real property leases, subleases, licenses and use or occupancy agreements pursuant to which Company or any of its Subsidiaries is the lessee, sublessee, licensee, user, operator or occupant of real property, or interests therein other than such leases, subleases, licenses and use or occupancy agreements relating to the Company Oil and Gas Properties and other oil, gas and mineral rights of the Company and its Subsidiaries.

“Company Material Contract” has the meaning given such term on page 18 of this Agreement.

“Company Notice” has the meaning given such term on page 48 of this Agreement.

“Company Oil and Gas Properties” means all of the Company’s or any of its Subsidiaries’ right, title and interest in, to and under, or derived from oil and gas leases and rights, Wells and Units,

including all land, facilities, personal property and equipment, Contracts and information pertaining or relating thereto.

“Company Option” has the meaning given such term on page 6 of this Agreement.

“Company Option Plans” has the meaning given such term on page 6 of this Agreement.

“Company Owned Real Property” means the material real property and interests in real property owned by the Company and its Subsidiaries other than the Company Oil and Gas Properties and other oil, gas and mineral rights of the Company and its Subsidiaries.

“Company Permits” has the meaning given such term on page 17 of this Agreement.

“Company Plans” has the meaning given such term on page 15 of this Agreement.

“Company Preferred Stock” has the meaning given such term on page 10 of this Agreement.

“Company Real Property” means the Company Owned Real Property and the Company Leased Real Property.

“Company Required Vote” has the meaning given such term on page 24 of this Agreement.

“Company Reserve Report” has the meaning given such term on page 23 of this Agreement.

“Company Rights” has the meaning given such term on page 10 of this Agreement.

“Company Rights Agreement” has the meaning given such term on page 11 of this Agreement.

“Company SEC Documents” has the meaning given such term on page 12 of this Agreement.

“Company Special Meeting” has the meaning given such term on page 52 of this Agreement.

“Competition Laws” means Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade and includes the HSR Act.

“Confidentiality Agreement” has the meaning given such term on page 50 of this Agreement.

“Cut-off Time” has the meaning given such term on page 10 of this Agreement.

“Deemed Stock Amount” has the meaning given such term on page 3 of this Agreement.

“Derivative Transaction” means any swap transaction, option, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction or collar transaction relating to one or more currencies, commodities, bonds, equity securities, loans, interest rates, catastrophe events, weather-related events, credit-related events or conditions or any indexes, or any other similar transaction (including any option with respect to any of these transactions) or combination of any of these transactions, including collateralized mortgage obligations or other similar instruments or any debt or equity instruments evidencing or embedding any such types of transactions, and any related credit support, collateral or other similar arrangements related to such transactions.

“DGCL” has the meaning given such term on page 1 of this Agreement.

“Dissenting Share” has the meaning given such term on page 6 of this Agreement.

“Effective Time” has the meaning given such term on page 2 of this Agreement.

“Election Deadline” has the meaning given such term on page 4 of this Agreement.

“Election Form” has the meaning given such term on page 4 of this Agreement.

“Election Form Record Date” has the meaning given such term on page 4 of this Agreement.

“Employment and Withholding Taxes” means any federal, state, local, foreign or other employment, unemployment, insurance, social security, disability, workers’ compensation, payroll,

health care or other similar Tax and all Taxes required to be withheld by or on behalf of each of the Company and any of its Subsidiaries or the Parent or any of its Subsidiaries, as the case may be, in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other party, in each case, on or in respect of the business or assets thereof.

“Environmental Claim” means any claim, demand, suit, action, cause of action, proceeding, investigation or notice to the Company or any of its Subsidiaries by any Person or entity alleging any potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, personal injuries, or penalties) arising out of, based on, or resulting from (i) the presence, or Release into the environment, of any Hazardous Substance (as hereinafter defined) at any location, whether or not owned, leased, operated or used by the Company or its Subsidiaries, or the Parent or any of its Subsidiaries, as the case may be, (ii) circumstances forming the basis of any violation, or alleged violation, of any applicable Environmental Law.

“Environmental Laws” means all Laws, including common law, relating to pollution, cleanup, restoration or protection of the environment (including ambient air, surface water, groundwater, land surface or subsurface strata and natural resources) or to the protection of flora or fauna or their habitat or to human or public health or safety, including (i) Laws relating to emissions, discharges, Releases or threatened Releases of Hazardous Substances, or otherwise relating to the manufacture, generation, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport or handling of Hazardous Substances, including the Comprehensive Environmental Response, Compensation, and Liability Act and the Resource Conservation and Recovery Act, and (ii) the Occupational Safety and Health Act.

“ERISA” has the meaning given such term on page 14 of this Agreement.

“ERISA Affiliate” has the meaning given such term on page 14 of this Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Agent” has the meaning given such term on page 7 of this Agreement.

“Exchange Fund” has the meaning given such term on page 7 of this Agreement.

“Exchange Ratio” has the meaning given such term on page 3 of this Agreement.

“FTC” has the meaning given such term on page 51 of this Agreement.

“GAAP” has the meaning given such term on page 13 of this Agreement.

“Governmental Entity” has the meaning given such term on page 12 of this Agreement.

“Hazardous Substance” means (i) chemicals, pollutants, contaminants, wastes, toxic and hazardous substances, and oil and petroleum products, (ii) any substance that is or contains asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum or petroleum-derived substances or wastes, chlorides, radon gas or related materials or lead or lead-based paint or materials, (iii) any substance, material or waste that requires investigation, removal or remediation under any Environmental Law, or is defined, listed or identified as hazardous, toxic or otherwise dangerous under any Environmental Laws or (iv) any substance that is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous.

“HSR Act” has the meaning given such term on page 12 of this Agreement.

“Hydrocarbons” has the meaning given such term on page 23 of this Agreement.

“Indemnified Parties” has the meaning given such term on page 53 of this Agreement.

“Intellectual Property” has the meaning given such term on page 17 of this Agreement.

“Investigation” has the meaning given such term on page 50 of this Agreement.

“Investment Company Act” has the meaning given such term on page 23 of this Agreement.

“Knowledge” means, with respect to the Company, the actual knowledge of the individuals listed in Section 3.17(f) of the Company Disclosure Letter, after due inquiry and (ii) with respect to Parent, the actual knowledge of the individuals listed in Section 4.17(f) of the Parent Disclosure Letter, after due inquiry.

“Laws” has the meaning given such term on page 12 of this Agreement.

“Liens” means any mortgage, pledge, deed of trust, hypothecation, right of others, claim, security interest, encumbrance, burden, title defect, title retention agreement, lease, sublease, license, occupancy agreement, easement, covenant, condition, encroachment, voting trust agreement, interest, option, right of first offer, negotiation or refusal, proxy, lien, charge or other restrictions or limitations of any nature whatsoever.

“Litigation” means any action, claim, suit, proceeding, audit, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal or regulatory, in law or in equity, by or before any Governmental Entity or arbitrator (including worker’s compensation claims).

“Mailing Date” has the meaning given such term on page 4 of this Agreement.

“Material Adverse Effect” means, with respect to Parent or the Company, as the case may be, (i) a material adverse effect on the business, results of operations or financial condition of such party and its Subsidiaries taken as a whole or (ii) any change or effect that prevents or materially impedes or delays the consummation by such party of the Merger and the other transactions contemplated hereby; provided, that none of the following shall be deemed, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: (A) changes and effects attributable to changes in Laws of general applicability or interpretations thereof by courts or governmental authorities, (B) changes and effects attributable to or resulting from changes in general industry conditions or general economic conditions, including changes in commodity prices, except, in each case, to the extent any such changes or effects disproportionately affect such party in comparison to other companies in the same industry and (C) changes and effects attributable to the announcement or pendency of this Agreement or the Merger.

“Merger” has the meaning given such term on page 1 of this Agreement.

“Merger Consideration” has the meaning given such term on page 3 of this Agreement.

“Merrill Lynch” has the meaning given such term on page 24 of this Agreement.

“Nasdaq” has the meaning given such term on page 3 of this Agreement.

“No Election Shares” has the meaning given such term on page 4 of this Agreement.

“Non-U.S. Stockholder” means a stockholder who is not (i) an individual who is a citizen or resident of the United States, (ii) a corporation, or other Person taxable as a corporation, created or organized in or under the Laws of the United States, any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, (iv) a trust if (x) a court within the United States is able to exercise primary supervision over the administration of the trust and (y) one or more U.S. Persons have the authority to control all substantial decisions of the trust or if the trust has made a valid election to be treated as a U.S. Person or (v) a partnership, or other Person treated as a partnership for United States federal income Tax purposes, to the extent that the beneficial ownership of the Company Common Stock is attributed to its partners who fall into the categories described in clauses (i)-(iv) above.

“Non-Solicitation Agreements” has the meaning set forth on page 1 of this Agreement.

“Parent” has the meaning given such term on page 1 of this Agreement.

“Parent Assets” means all of the properties and assets (real, personal or mixed, tangible or intangible) of Parent and its Subsidiaries.

“Parent Balance Sheet” has the meaning given such term on page 34 of this Agreement.

“Parent Common Stock” has the meaning given such term on page 27 of this Agreement.

“Parent Consolidated Group” means any affiliated group within the meaning of Section 1504(a) of the Code, in which Parent (or any Subsidiary of Parent) is or has ever been a member or any group of corporations with which Parent files, has filed or is or was required to file an affiliated, consolidated, combined, unitary or aggregate Tax return.

“Parent Disclosure Letter” has the meaning given such term on page 27 of this Agreement.

“Parent Leased Real Property” means all interests in real property pursuant to the Parent Leases other than the Parent Oil and Gas Properties and other oil, gas and mineral rights of Parent and its Subsidiaries.

“Parent Leases” means the real property leases, subleases, licenses and use or occupancy agreements pursuant to which Parent or any of its Subsidiaries is the lessee, sublessee, licensee, user, operator or occupant of real property, or interests therein other than such leases, subleases, licenses and use or occupancy agreements relating to the Parent Oil and Gas Properties and other oil, gas and mineral rights of Parent and its Subsidiaries.

“Parent ERISA Affiliate” has the meaning given such term on page 31 of this Agreement.

“Parent Material Contract” has the meaning given such term on page 34 of this Agreement.

“Parent Oil and Gas Properties” means, with respect to Parent or any of its Subsidiaries, all of Parent’s or any of its Subsidiaries’ right, title and interest in, to and under, or derived from oil and gas leases and rights, Wells and Units, including all land, facilities, personal property and equipment, Contracts and information pertaining or relating thereto.

“Parent Owned Real Property” means the material real property and interests in real property owned by Parent and its Subsidiaries other than the Parent Oil and Gas Properties and other oil, gas and mineral rights of Parent and its Subsidiaries.

“Parent Permits” has the meaning given such term on page 33 of this Agreement.

“Parent Plans” has the meaning given such term on page 31 of this Agreement.

“Parent Preferred Stock” has the meaning given such term on page 27 of this Agreement.

“Parent Proposal” has the meaning given such term on page 40 of this Agreement.

“Parent Real Property” means the Parent Owned Real Property and the Parent Leased Real Property.

“Parent Reserve Report” has the meaning given such term on page 39 of this Agreement.

“Parent SEC Documents” has the meaning given such term on page 29 of this Agreement.

“Parent SPD” has the meaning given such term on page 31 of this Agreement.

“Parent Stock Options” has the meaning given such term on page 28 of this Agreement.

“Parent Stockholders’ Meeting” has the meaning given such term on page 52 of this Agreement.

“Per Share Cash Consideration” has the meaning given such term on page 3 of this Agreement.

“Per Share Consideration” has the meaning given such term on page 3 of this Agreement.

“Per Share Stock Consideration” has the meaning given such term on page 3 of this Agreement.

“Permit” means any permit, license, waiver, concession, grant, registration, variance, exemption, authorization, operating certificate, franchise, order or approval issued by any Governmental Entity.

“Permitted Liens” means (i) Liens reserved against or identified in the Company SEC Documents or the Company Balance Sheet or the Parent Balance Sheet, as the case may be, to the extent so reserved or reflected or described in the notes thereto, (ii) Liens for Taxes not yet due and payable, (iii) in the case of oil and gas leases, the lessor’s royalty interest(s), and (iv) those Liens that, individually or in the aggregate with all other Permitted Liens, do not and would not be reasonably likely to materially interfere with the use or value of the properties or assets of the Company and its Subsidiaries or Parent and its Subsidiaries, as the case may be, and in each case taken as a whole as currently used, or otherwise individually or in the aggregate have not had, and would not reasonably be likely to have or result in, a Material Adverse Effect on the Company or Parent, as the case may be.

“Person” means any natural person, firm, individual, partnership, joint venture, business trust, trust, association, corporation, company, unincorporated entity or Governmental Entity.

“Petrie Parkman” has the meaning given such term on page 24 of this Agreement.

“Proxy Statement” has the meaning given such term on page 51 of this Agreement.

“Purchaser” has the meaning given such term on page 1 of this Agreement.

“Related Person” has the meaning given such term on page 26 of this Agreement.

“Release” means any releasing, disposing, discharging, injecting, spilling, leaking, pumping, dumping, emitting, escaping, emptying, dispersal, leaching, migration or placing into, through or upon the environment, including any land, soil, surface water, ground water or air.

“Required Parent Vote” has the meaning given such term on page 39 of this Agreement.

“Return” means any return, estimated Tax return, report, declaration, form, claim for refund or information statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“S-4” has the meaning given such term on page 12 of this Agreement.

“SEC” means the U.S. Securities and Exchange Commission.

“Secretary of State” has the meaning given such term on page 2 of this Agreement.

“Securities Act” has the meaning given such term on page 13 of this Agreement.

“SOX” has the meaning given such term on page 13 of this Agreement.

“SPD” has the meaning given such term on page 15 of this Agreement.

“Specified Company SEC Documents” has the meaning given such term on page 13 of this Agreement.

“Specified Parent SEC Documents” has the meaning given such term on page 30 of this Agreement.

“Stock Designated Shares” has the meaning given such term on page 5 of this Agreement.

“Stock Election Shares” has the meaning given such term on page 4 of this Agreement.

“Subsidiary” means with respect to any Person, any other Person of which 50% or more of the securities or other interests having by their terms ordinary voting power for the election of directors or others performing similar functions are directly or indirectly owned by such Person.

“Superior Proposal” has the meaning given such term on page 49 of this Agreement.

“Surviving Corporation” has the meaning given such term on page 2 of this Agreement.

“Tax” means (i) any federal, state, local, foreign or other tax, import, duty or other governmental charge or assessment or deficiencies thereof, including income, alternative, minimum,

accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits, windfall profits, gross receipts, value added, sales, use, excise, custom duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, severance, environmental, real and personal property, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers’ compensation, payroll, health care, withholding, estimated or other similar tax and including all interest and penalties thereon and additions to tax; (ii) any liability for the payment of any amounts described in clauses (i), (ii) or (iii) as a result of being a member of an affiliated, consolidated, combined, unitary or similar group or as a result of transferor, successor or similar liability; and (iii) any liability for the payments of any amounts as a result of being a party to any Tax sharing agreement or as a result of any express or implied obligation to indemnify any other Person with respect to the payment of any amounts of the type described in clause (i) or (ii).

“Technology” has the meaning given such term on page 17 of this Agreement.

“Termination Date” has the meaning given such term on page 59 of this Agreement.

“Termination Fee” has the meaning given such term on page 60 of this Agreement.

“Total Cash Amount” has the meaning given such term on page 3 of this Agreement.

“Total Common Stock Amount” has the meaning given such term on page 3 of this Agreement.

“Total Stock Amount” has the meaning given such term on page 3 of this Agreement.

“Total Stock Consideration” has the meaning given such term on page 3 of this Agreement.

“Treasury Regulations” means the regulations promulgated by the United States Treasury Department under the Code.

“Unit” means the area covered by a unitization, communitization or pooling agreement or order applicable to Wells, but only as to those formations in which a Well or Wells are currently completed and producing Hydrocarbons.

“Upstream Merger Agreement” shall mean the agreement and plan of merger between the Surviving Corporation and the Parent regarding the Upstream Merger.

“Voting Agreements” has the meaning given such term on page 1 of this Agreement.

“WARN Act” has the meaning given such term on page 22 of this Agreement.

“Well” means a well for the purpose of discovering or producing Hydrocarbons or disposing of fluids produced in connection with the production of Hydrocarbons.

      IN WITNESS WHEREOF, Parent, Purchaser and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

PETROHAWK ENERGY CORPORATION

By:	/s/ Floyd C. Wilson

Name: Floyd C. Wilson

Title:	Chairman, President and Chief Executive Officer

PETROHAWK ACQUISITION CORPORATION

By:	/s/ Floyd C. Wilson

Name: Floyd C. Wilson

Title:	Chairman, President and Chief Executive Officer

MISSION RESOURCES CORPORATION

By:	/s/ Robert L. Cavnar

Name: Robert L. Cavnar

Title:	Chairman, President and Chief Executive Officer

Annex B
SANDERS MORRIS HARRIS
April 3, 2005
Board of Directors
Petrohawk Energy Corp.
1100 Louisiana, Suite 4400
Houston, TX 77002
Members of the Board:
      We understand that Petrohawk Energy Corp. (“Petrohawk”) and Mission Resources Corporation (“Mission”) are considering entering into a transaction (the “Proposed Transaction”) in accordance with the terms of the draft Agreement and Plan of Merger, dated as of April 3, 2005, among Petrohawk, Petrohawk Acquisition Co., and Mission (the “Agreement”), pursuant to which (i) Mission will merge with and into a wholly-owned subsidiary of Petrohawk (the “Merger”) and (ii) upon the effectiveness of the Merger, each share of the common stock of Mission will be converted into the right to receive a pro rata share of a Total Stock Amount (as defined in the Agreement) and a Total Cash Amount (as defined in the Agreement), which consideration (the “Consideration”), based on a per share value of Petrohawk common stock of $10.56, would be approximately $8.15 per share. We further understand that the Consideration will consist of either a fraction of Petrohawk common stock (determined by the “Exchange Ratio” as defined in the Agreement) or a pro rata allocation of the Total Cash Amount, depending upon the election made, or not made, by each individual shareholder. We further understand that the Total Cash Amount and the Total Stock Amount are not subject to change based on changes in the price of Petrohawk common stock. For purposes of calculating the final Per Share Consideration (as defined in the Agreement), the Aggregate Consideration (as defined in the Agreement) will be divided by the Total Common Stock Amount (as defined in the Agreement). For purposes of calculating the final Exchange Ratio, the Per Share Consideration (as defined in the Agreement) shall be divided by the per share value of Petrohawk’s common stock determined by taking the volume-weighted average per share closing price for the ten consecutive trading days ending on the third calendar day immediately prior to the effective time of the Merger (or the immediately preceding trading day if such date is not a trading day). The terms and conditions of the Merger are set forth in more detail in the draft Agreement reviewed by us the date hereof.
      We have been requested by the Board of Directors of Petrohawk to render our opinion with respect to the fairness, from a financial point of view, to Petrohawk of the Consideration to be paid by Petrohawk in the Merger (the “Opinion”). We have not been requested to opine as to, and our Opinion does not in any manner address, Petrohawk’s underlying business decision to proceed with or effect the Proposed Transaction. In arriving at the Opinion, we have reviewed and analyzed, among other things:

1. The Agreement;

2. Such publicly available information concerning Petrohawk and Mission that we believe to be relevant to our analysis, including, without limitation, the Annual Reports on Form 10-K for the years ended December 31, 2004 for each of Petrohawk and Mission;

3. Certain financial and operating information with respect to the respective businesses, operations, and prospects of Petrohawk and Mission respectively, including financial and operating projections furnished by the managements Petrohawk and Mission and in particular (a) certain estimates of proved and non-proved reserves from Netherland, Sewell & Associates, Inc. and management, projected future production, revenue, operating costs and capital investments for each of Petrohawk and Mission; (b) impacts of hedging of production levels projected by the respective management Petrohawk and Mission; and (c) amounts and timing or cost savings and operating synergies expected by the management of Petrohawk resulting from the Merger;

4. The historical market prices and trading volumes of Petrohawk’s and Mission’s publicly traded securities from May 26, 2004 to the present and a comparison of those trading histories with each other and with those of other publicly-traded companies that we deemed relevant;

5. A comparison of the historical financial results and present financial condition of Petrohawk and Mission with each other and with those of other publicly-traded companies that we deemed relevant;

6. A comparison of the financial terms of the Merger with the financial terms of certain other transactions that we deemed relevant;

7. The potential pro forma impact of the Merger on the future financial performance of Petrohawk;

8. The potential pro forma impact of the Merger on the current financial condition of Petrohawk, including the impact on Petrohawk’s leverage levels and ratios;

9. The relative contributions of Petrohawk and Mission to the current and future financial performance of the combined company on a pro forma basis;

10. Published estimates of independent research analysts with respect to the future financial performance of Petrohawk and Mission;

11. The views of the managements of Petrohawk and Mission concerning the strategic benefits of the Merger and their respective businesses, operations, assets, financial condition, reserves, production levels, hedging levels, exploration programs and prospects; and

12. Such other information, financial studies, analyses and investigations as we deemed relevant.

      In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of the managements of Petrohawk and Mission that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of Petrohawk and Mission, upon advice of Petrohawk and Mission, respectively, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the managements of Petrohawk and Mission as to the future financial performance of Petrohawk and Mission, respectively, and that each of Petrohawk and Mission will perform substantially in accordance with such projections. Upon advice of Petrohawk and Mission, respectively, we have assumed that the reserve and related estimates have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the managements of Petrohawk and Mission, respectively, and that the reserve estimates will be realized substantially in accordance therewith. Upon the advice of Petrohawk, we have assumed that the amounts and timing of the hedging contracts are reasonable and that their impact will be realized substantially in accordance with such estimates. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of Petrohawk and Mission and have not made or obtained from third parties other than Netherland, Sewell & Associates, Inc. any evaluations or appraisals of the assets and liabilities of Petrohawk and Mission.
      With respect to all legal, accounting, and tax matters arising in connection with the Merger, we have relied without independent verification on the accuracy and completeness of the advice provided to Petrohawk and Mission by their legal counsel, accountants, and other financial advisers. Based on that advice, we have assumed that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and therefore as a tax-free transaction to the stockholders of Petrohawk.

      In arriving at this Opinion, Sanders Morris Harris Inc. (“SMH”) did not attribute any particular weight to any analysis or factor considered by it. Accordingly, SMH believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying this Opinion.
      SMH will receive a fee upon the delivery of this Opinion. In addition, Petrohawk has agreed to indemnify us for certain liabilities that may arise out of our engagement. SMH has not performed investment banking services for Petrohawk or Mission in the past or received fees for other services. In the ordinary course of business, SMH or its affiliates may actively trade in Petrohawk’s and/or Mission’s securities for its own accounts and for the accounts of SMH’s customers and, accordingly, may at any time hold a long or short position in such securities.
      This Opinion is for the use and benefit of the Board of Directors of the Petrohawk and is provided to the Board of Directors in connection with its consideration of the Proposed Transaction and is not intended to be and does not constitute a recommendation to any shareholder of the Petrohawk or Mission as to how such shareholder should vote with respect to the Merger. In addition, we express no opinion as to the price at which shares of common stock of Petrohawk actually will trade following announcement of the Merger.
      Our Opinion is based upon market, economic, financial and other conditions as they exist and can be evaluated on, and on the information available to us as of, the date of this letter. SMH consents to the inclusion of the text of this Opinion in any notice or appropriate disclosure to the public shareholders of Petrohawk and in any filing Petrohawk is required by law to make.
      Based upon and subject to the foregoing, it is our Opinion that, as of the date hereof, the Consideration to be paid by Petrohawk in the Merger is fair, from a financial point of view, to Petrohawk.

Sanders Morris Harris Inc.

By:	/s/ G. Clyde Buck

G. Clyde Buck
Managing Director

Annex C
Merrill Lynch, Pierce, Fenner & Smith Incorporated
April 3, 2005
Board of Directors
Mission Resources Corporation
1331 Lamar, Suite 1455
Houston, Texas 77010
Members of the Board of Directors:
      Mission Resources Corporation (the “Company”), Petrohawk Energy Corporation (the “Acquiror”) and Petrohawk Acquisition Corporation, a wholly owned subsidiary of the Acquiror (“Acquisition Sub”), propose to enter into an Agreement and Plan of Merger (the “Agreement”) pursuant to which the Company will be merged with Acquisition Sub in a transaction (the “Merger”) in which each outstanding share of the Company’s common stock, par value $.01 per share (together with the associated stock purchase rights, the “Company Shares”), will be converted into the right to receive, at the election of the holder thereof, subject to proration and other adjustments set forth in the Agreement, either (i) shares of common stock, par value $.001 per share, of the Acquiror (“Acquiror Shares”) or (ii) cash, in each case having a value equal to the sum of $3.26 plus the value of .4631 Acquiror Shares based on the Final Parent Stock Price as defined in the Merger Agreement (such consideration, the “Merger Consideration”). The number of Acquiror Shares to be received by a holder of Company Shares electing to receive Acquiror Shares in the Merger, and the amount of cash to be received by a holder of Company Shares electing to receive cash in the Merger will vary based on the Final Parent Stock Price as provided in the Merger Agreement.
      You have asked us whether, in our opinion, the Merger Consideration is fair from a financial point of view to the holders of the Company Shares other than the Acquiror and its affiliates.
      In arriving at the opinion set forth below, we have, among other things:

(1) Reviewed certain publicly available business and financial information relating to the Company and the Acquiror that we deemed to be relevant;

(2) Reviewed certain information, including financial forecasts, relating to the business, earnings, hydrocarbon production, cash flow, assets, liabilities and prospects of the Company and the Acquiror furnished to us by the Company and the Acquiror, respectively;

(3) Reviewed certain proved oil and gas reserve data furnished to us by the Company and the Acquiror, including the report of Netherland, Sewell & Associates, Inc. dated February 10, 2005 with respect to the proved oil and gas reserves and related future revenues of the Company as of December 31, 2004 and the report of Netherland, Sewell & Associates, Inc. dated March 1, 2005 with respect to the proved oil and gas reserves and related future revenues of the Acquiror as of December 31, 2004, as well as information relating to potential future drilling sites and probable oil and gas reserves of the Company and the probable and possible oil and gas reserves of the Acquiror furnished to us by the Company and the Acquiror, respectively;

(4) Conducted discussions with members of senior management and representatives of the Company and the Acquiror concerning the matters described in clauses 1, 2 and 3 above, as well as their respective businesses and prospects before and after giving effect to the Merger;

(5) Reviewed the market prices and valuation multiples for the Company Shares and the Acquiror Shares and compared them with those of certain publicly traded companies that we deemed to be relevant;

(6) Reviewed the results of operations of the Company and the Acquiror and compared them with those of certain publicly traded companies that we deemed to be relevant;

(7) Compared the proposed financial terms of the Merger with the financial terms of certain other transactions that we deemed to be relevant;

(8) Participated in certain discussions and limited negotiations concerning the Merger among representatives of the Company and the Acquiror and their financial and legal advisors;

(9) Reviewed the potential pro forma impact of the Merger;

(10) Reviewed the Agreement dated April 3, 2005; and

(11) Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.
      In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of the Company or the Acquiror or been furnished with any such evaluation or appraisal (other than reserve reports referred to herein), nor have we evaluated the solvency or fair value of the Company or the Acquiror under any state or federal laws relating to bankruptcy, insolvency or similar matters. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or facilities of the Company or the Acquiror. With respect to the oil and gas reserve reports, hydrocarbon production forecasts and other financial forecast information furnished to or discussed with us by the Company or the Acquiror, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the Company’s or the Acquiror’s management as to the expected future financial performance of the Company or the Acquiror, as the case may be, and of their respective petroleum engineers as to their respective oil and gas reserves, related future revenues and associated costs. We have further assumed that the Merger will qualify as a tax-free reorganization for U.S. federal income tax purposes. We have also assumed that the final form of the Agreement will be substantially similar to the last draft reviewed by us.
      Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof. We have assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the Merger, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that will have a material adverse effect on the contemplated benefits of the Merger.
      In connection with the preparation of this opinion, we have not been authorized by the Company or the Board of Directors to solicit, nor have we solicited, third-party indications of interest for the acquisition of all or any part of the Company.
      We are acting as financial advisor to the Company in connection with the Merger and will receive a fee from the Company for our services contingent upon the delivery of this opinion. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. We have, in the past, provided financial advisory services to the Company and may continue to do so, and may receive fees for the rendering of such services. In addition, in the ordinary course of our business, we may actively trade the Company Shares and other securities of the Company, as well as the Acquiror Shares and other securities of the Acquiror, for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.
      This opinion is for the use and benefit of the Board of Directors of the Company. Our opinion does not address the merits of the underlying decision by the Company to engage in the Merger and does not constitute a recommendation to any shareholder as to how such shareholder should vote on the proposed Merger or any matter related thereto, or as to the type of consideration such shareholder should elect to receive in the Merger. In addition, you have not asked us to address, and this opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Company, other than the holders of the Company Shares.
      We are not expressing any opinion herein as to the prices at which the Company Shares or the Acquiror Shares will trade following the announcement or consummation of the Merger.
      On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the Merger Consideration is fair from a financial point of view to the holders of the Company Shares other than the Acquiror and its affiliates.

Very truly yours,

/s/	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Annex D
SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW
SECTION 262 — APPRAISAL RIGHTS.
      (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
      (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
      (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.
      (d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then, either a constituent corporation before the effective date of the merger or consolidation, or the surviving or resulting corporation within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

      (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.
      (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
      (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.
      (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
      (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.
      (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
      (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.
      (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

SPECIAL MEETING OF STOCKHOLDERS OF

MISSION RESOURCES CORPORATION

July 28, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

If you have any questions or need assistance in voting, please call Georgeson Shareholder Communications, Inc., toll free at 1-800-279-7074. Stockholders calling from outside the U.S. or Canada can call collect 1-212-440-9800.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
1.	Proposal to adopt the Agreement and Plan of Merger dated as of April 3, 2005, as amended,	☐	☐	☐
by and among Petrohawk Energy Corporation, Petrohawk Acquisition Corporation, and the Company, and approve the merger of Petrohawk Acquisition Corporation with and into the Company and the other transactions contemplated by the merger agreement.

2.	In their discretion, the proxies are authorized to vote upon such other business or matters as may properly come before the meeting or any adjournment thereof.

THE PROXY HOLDERS CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD. IF THIS PROXY IS SIGNED AND RETURNED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ABOVE, BUT IF YOU DO NOT SPECIFY HOW THE PROXY SHOULD BE VOTED, IT WILL BE VOTED “FOR” PROPOSAL 1.

I hereby revoke any proxy or proxies previously given to represent or vote the shares of common stock of the Company that I am entitled to vote, and I ratify and confirm all actions that the proxies, their substitutes, or any of them, may lawfully take in accordance with the terms of this proxy card.

Please complete, date and sign this proxy and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MISSION RESOURCES CORPORATION

This Proxy Is Solicited On Behalf Of The Board Of Directors

     I have received the Notice of Special Meeting of Stockholders to be held in Houston, Texas on July 28, 2005 at 10:00 a.m. Houston, Texas time (the “Special Meeting”), and a Proxy Statement furnished by the Board of Directors of Mission Resources Corporation (the “Company”) for the Special Meeting. I appoint Robert L. Cavnar, Richard W. Piacenti and Ann Kaesermann, and each of them, as proxies with power of substitution in each, to represent me and to vote all the shares of common stock of the Company that I am entitled to vote at the Special Meeting in the manner shown on this form as to the following matters and in their discretion on any other matters that come before the meeting.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF

MISSION RESOURCES CORPORATION

July 28, 2005

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	COMPANY NUMBER
ACCOUNT NUMBER

- OR -
INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

â Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. â

■
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
If you have any questions or need assistance in voting, please call Georgeson Shareholder Communications, Inc., toll free at 1-800-279-7074. Stockholders calling from outside the U.S. or Canada can call collect 1-212-440-9800.		1.
  ABSTAIN
        ☐
  AGAINST
        ☐
  FOR
    ☐

			Proposal to adopt the Agreement and Plan of Merger dated as of April 3, 2005, as amended, by and among Petrohawk Energy Corporation, Petrohawk Acquisition Corporation, and the Company, and approve the merger of Petrohawk Acquisition Corporation with and into the Company and the other transactions contemplated by the merger agreement.

		2.	In their discretion, the proxies are authorized to vote upon such other business or matters as may properly come before the meeting or any adjournment thereof.

THE PROXY HOLDERS CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD. IF THIS PROXY IS SIGNED AND RETURNED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ABOVE, BUT IF YOU DO NOT SPECIFY HOW THE PROXY SHOULD BE VOTED, IT WILL BE VOTED “FOR” PROPOSAL 1.

I hereby revoke any proxy or proxies previously given to represent or vote the shares of common stock of the Company that I am entitled to vote, and I ratify and confirm all actions that the proxies, their substitutes, or any of them, may lawfully take in accordance with the terms of this proxy card.

Please complete, date and sign this proxy and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

FORM OF ELECTION AND LETTER OF TRANSMITTAL
FOR
SHARES OF COMMON STOCK OF
MISSION RESOURCES CORPORATION
IN CONNECTION WITH THE MERGER OF
MISSION RESOURCES CORPORATION
WITH
PETROHAWK ACQUISITION CORPORATION
(A SUBSIDIARY OF PETROHAWK ENERGY CORPORATION)
To the Exchange Agent:
American Stock Transfer and Trust Company
Attn: Reorganization Dept.
59 Maiden Lane
New York, New York 10038
(877) 248-6417
SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
BEFORE COMPLETING THIS FORM.
THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE RECEIVED BY
THE EXCHANGE AGENT ON OR BEFORE JULY 27, 2005.
Ladies and Gentlemen:
      The undersigned stockholder of Mission Resources Corporation, a Delaware corporation (“Mission”), hereby transfers the certificates representing shares of Mission common stock (the “Mission Shares”) identified in Box A below, in exchange for the merger consideration described below, subject to completion of the merger of Mission with Petrohawk Acquisition Corporation (“Merger Sub”), following which Mission will continue as the surviving corporation.
      The undersigned represents and warrants that the undersigned has full power and authority to surrender the Mission Share certificate(s) surrendered herewith, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such certificate(s) shall pass only after American Stock Transfer & Trust Company (the “Exchange Agent”) has actually received the certificate(s). All questions as to the validity, form and eligibility of any election and surrender of certificate(s) hereunder shall be determined by the Exchange Agent, and such determination shall be final and binding. Upon request, the undersigned shall execute and deliver all additional documents deemed by the Exchange Agent to be necessary to complete the conversion, cancellation and retirement of the Mission Shares delivered herewith. No authority hereby conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
UNLESS YOU ARE CHANGING THE NAME ON YOUR ACCOUNT, SEEKING DELIVERY OF A PETROHAWK ENERGY COMMON STOCK CERTIFICATE AND/OR CHECK TO AN ADDRESS OTHER THAN THE ONE PRINTED IN THE ACCOUNT INFORMATION SECTION OF THE FORM OF ELECTION, OR ARE TENDERING PURSUANT TO A NOTICE OF GUARANTEED DELIVERY, YOU DO NOT NEED TO COMPLETE BOX B, C OR D OF THE FORM. HOWEVER, BEFORE YOU MAIL YOUR FORM OF ELECTION, MAKE SURE YOU DO THE FOLLOWING:
PLEASE REFER TO THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS FOR AN EXPLANATION OF THE TERMS OF THE ELECTION. IF YOU SURRENDER YOUR MISSION SHARES TO MAKE AN ELECTION, YOU WILL NOT BE ABLE TO SELL THOSE MISSION SHARES, UNLESS YOU REVOKE YOUR ELECTION PRIOR TO THE ELECTION DEADLINE.

BOX A:
ELECTION AND DESCRIPTION OF SHARES SURRENDERED
Your account information:

(1)	Name and address of the holder of record as shown on the records of Mission Resources Corporation of the Mission Share certificate(s) surrendered:

Mission Shares Surrendered
(attach additional signed list, if necessary)

Mission Share Certificate Number(s):	Number of Mission Shares Represented by Certificate(s):
      Total Number of Mission Shares Surrendered:
(2) Social Security/Taxpayer ID No.:

You must mark one and only one of Boxes (3), (4) or (5) to participate in the Election.

(3)	☐ Mark this box for Stock Consideration for all of your Mission Shares subject to possible allocation.
OR

(4)	☐ Mark this box for Cash Consideration for all of your Mission Shares subject to possible allocation.
OR

(5)	☐ Mark this box for a combination of Stock Consideration and Cash Consideration. Insert the number of Mission Shares for which you elect Stock Consideration subject to possible allocation:

(6)	☐ For a name change, mark this box and complete Box B below (you must also mark either Box (3), (4) or (5)).

All Mission Resources Corporation stockholders making an election must sign below. The stockholder who provides the Social Security Number in Number 2 above must sign the Substitute Form W-9.
(7)

Signature of Owner
and

Signature of Co-Owner, if any
(8)

Daytime Phone Number
(9)

Date
You must complete Substitute Form W-9 on the reverse side.

2

BOX B:
CHANGE OF NAME ON ACCOUNT
     If you would like any shares of Petrohawk Energy Corporation common stock to be issued in another name, fill in this section with the information for the new account name. If you need more room, please use a separate sheet. The check and/or Petrohawk Energy Corporation common stock certificate delivered/exchanged in connection with the merger will be issued in the name(s) printed in the account information section above unless you indicate a different name below. Your signature and a Medallion Signature Guarantee are required. The Substitute Form W-9 on the reverse side must be completed by the new account holder.

Name (Please Print First, Middle & Last Name)

Address (Number & Street)

Address (City, State & Zip)

New Account’s Social Security/ Taxpayer ID No.
Place Medallion Signature
Guarantee Here

Signature of Current Owner

Signature of Co-Owner, if any

BOX D:
SPECIAL DELIVERY INSTRUCTIONS
     The Petrohawk Energy Corporation common stock certificate and/or check will be mailed to the address printed in the account information section above unless you indicate a different address below:

Name (Please Print First, Middle & Last Name)

Address (Number & Street)

Address (City, State & Zip)

BOX C:
NOTICE OF GUARANTEED DELIVERY
     If surrendered Mission Shares are being delivered pursuant to a notice of guaranteed delivery, provide the following information.

Name of Firm

Signature

Title

Address (Number & Street)

Address (City, State & Zip)

Area Code and Telephone Number

Date of Execution of Notice of Guaranteed Delivery

3

SUBSTITUTE Form W-9	PART 1—Taxpayer Identification Number —ENTER YOUR TIN IN THE BOX AT RIGHT. (For most individuals, this is your social security number. If you do not have a TIN, see Obtaining a Number in the enclosed Guidelines). CERTIFY BY SIGNING AND DATING BELOW.

	Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.	Social Security Number - - OR Employer Identification Number (if awaiting TIN, write “Applied For”) -

Department of the Treasury Internal Revenue Service	PART 2—Payees Exempt from Backup Withholding— See the enclosed Guidelines and complete as instructed therein.

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	PART 3—Certification— Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

 (3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines). The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Name (please print)
Street Address
City, State and Zip Code
	Signature		Date

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
“APPLIED FOR” INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Exchange Agent, 28% of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified taxpayer identification number within 60 days.
 Signature

 Date ________________, 2005

NOTE:	FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO SHARES SURRENDERED IN THE MERGER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

4

INSTRUCTIONS FOR COMPLETING
THE FORM OF ELECTION AND LETTER OF TRANSMITTAL
      These instructions are for the accompanying Form of Election and Letter of Transmittal (“Form of Election”) for the shares of common stock (the “Mission Shares”) of Mission Resources Corporation (“Mission”). All elections are subject to the terms of the merger agreement that was furnished to stockholders as part of the Joint Proxy Statement/Prospectus dated June 27, 2005.
      As described in the Joint Proxy Statement/ Prospectus, we cannot guarantee that you will receive the form of payment that you elect. It is very important that you complete, sign and return the Form of Election to American Stock Transfer & Trust Company (the “Exchange Agent”) before 5:00 p.m., Houston, Texas time, on July 27, 2005 (the “Election Deadline”). Please use the enclosed envelope, addressed to the Exchange Agent, to return the Form of Election, together with all of your Mission Share certificates or, if you do not hold your Mission Shares in certificated form, submit your shares by book-entry transfer (see below). All Mission Share certificates must be submitted with the Form of Election no matter what election you make, unless you follow the procedures for guaranteed delivery or the procedure for book-entry transfer is followed (see below). If you surrender your Mission Shares to make an election, you will not be able to sell those Mission Shares, unless you revoke your election prior to the Election Deadline. Assuming that the merger is completed, you will not need to complete or execute a letter of transmittal with respect to any Mission Share certificate(s) that you surrender with the Form of Election.
      Your election may be revoked or changed at any time prior to the Election Deadline. In order to revoke your election, you must make a written request for revocation, which must be received by the Exchange Agent prior to the Election Deadline, upon receipt of which your Mission Share certificate(s) will be returned to you. In order to change your election, you must validly complete a new Form of Election, which must be received by the Exchange Agent prior to the Election Deadline. Additional copies of this Form of Election may be obtained by contacting the Exchange Agent.
      Any disputes regarding your election or the elections made by other Mission stockholders will be resolved by Petrohawk Energy Corporation (“Petrohawk”), whose decision will be final for all parties concerned. Petrohawk has the absolute right to reject any and all Forms of Election which it determines are not in proper form or to waive defects in any form. Surrenders of certificates will not be effective until all defects or irregularities that have not been waived by the Exchange Agent have been corrected. Please return your Form of Election promptly to allow sufficient time to correct any possible deficiencies before the Election Deadline.
Mission Shares Held by a Broker, Bank or Other Nominee; Book-entry Transfer
      If some of your Mission Shares are held in “street name” by a broker, bank or other nominee, please contact your broker, bank or other nominee for instructions on what to do with those shares, and follow those instructions. These shares may be eligible for book-entry transfer from your broker, bank or other nominee to the account of the Exchange Agent.
Letter of Transmittal
      If you do not properly submit your Form of Election with your Mission Share certificate(s) (or Notice of Guaranteed Delivery), then you will be deemed not to have made any election with respect to your Mission Shares and promptly after the closing date of the merger, the Exchange Agent will mail to you a letter of transmittal and instructions for surrendering Mission Share certificate(s) for use in exchanging your Mission Share certificate(s) for the merger consideration.
Lost, Stolen or Destroyed Mission Share Certificate(s)
      If you wish to make an election with respect to any Mission Shares represented by lost, stolen or destroyed Mission Share certificate(s), notify the Exchange Agent by phone immediately for instructions at 1-800-937-5449. The Exchange Agent may require you to execute an affidavit and indemnity agreement in connection with such lost, stolen or destroyed Mission Share certificate(s) and such other documents as it may request to effect an exchange. The Exchange Agent may require you to reimburse it for certain fees and expenses in connections with the exchange of Mission Shares represented by lost, stolen or destroyed Mission Share certificate(s). Please contact the Exchange Agent at 1-800-937-5449 with questions.

5

Account Information
      The front of the Form of Election shows the registration of your account and the number of shares owned by you as reflected on the records of Mission at the time of mailing these instructions.
      Mark through any incorrect address information that is printed in this area on the Form of Election. Clearly print your correct address in the space beside the printed information.
      If you are a trustee, executor, administrator or someone who is acting on behalf of a stockholder and your name is not printed on the Form of Election, you must include your full title and send the Exchange Agent proper evidence of your authority to submit the Form of Election to exchange your Mission Share certificate(s).
Election Options and Required Signatures
      The terms of the merger agreement allow you to choose the form of consideration you receive in exchange for your Mission Share certificate(s). However, as explained in the Joint Proxy Statement/ Prospectus, we cannot guarantee that you will receive the form of merger consideration that you elect. Additionally, stockholders receiving any common stock of Petrohawk Energy Corporation (“Petrohawk”) as consideration in the merger will receive cash in lieu of any fractional shares of Petrohawk common stock. For more information, please refer to the Joint Proxy Statement/ Prospectus dated June 27, 2005. Regardless of the option you choose, your Mission Share certificate(s) or notice of guaranteed delivery must be returned with the completed and duly executed Form of Election for your election to be valid. If you do not hold Mission Shares in certificated form, you may still be required to complete and return the Form of Election (please contact your broker, bank or other nominee for more information).

Payment Options
      Select from the following options:

•	Stock consideration, subject to possible allocation;

•	Cash consideration, subject to possible allocation; or

•	Stock consideration, subject to possible allocation, for the number of shares designated by you as being tendered in the space provided on the Form of Election, and cash consideration, subject to possible allocation, for the remainder of your Mission Shares tendered.
      If you fail to submit a properly completed Form of Election, together with your Mission Share certificate(s) (or a properly completed Notice of Guaranteed Delivery) or complete the procedure for book-entry transfer, prior to the Election Deadline, you will be deemed not to have made an election. As a non-electing holder, you will be paid approximately equivalent value per share to the amount paid per share to holders making elections, but you may be paid all in cash, all in Petrohawk common stock, or in part cash and in part Petrohawk common stock, depending on the remaining pool of cash and Petrohawk common stock available for paying merger consideration after honoring the cash elections and stock elections that other stockholders have made.

Required Signatures
      All stockholders listed on the account must sign the Form of Election. Please be sure to include your daytime telephone number.
Transfer Taxes
      In the event that any transfer or other taxes become payable by reason of the payment of the merger consideration in any name other than that of the record holder, such transferee or assignee must pay such tax to Petrohawk or must establish to the satisfaction of Petrohawk that such tax has been paid.
Taxpayer Identification Number and Backup Withholding
      In order to avoid “backup withholding” of U.S. federal income tax on payment of the cash portion of the merger consideration, each U.S. stockholder of Mission Shares must, unless an exemption applies, provide the Exchange Agent with such stockholder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 included in this Form of Election and certify, under penalties of perjury, that such TIN is correct, that such stockholder is not subject to backup withholding and that such stockholder is a U.S. person. If a stockholder does not provide such

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stockholder’s correct TIN or fails to provide the required certifications, the Internal Revenue Service (the “IRS”) may impose a penalty of $50 on such stockholder and payment of cash to such stockholder pursuant to the merger may be subject to backup withholding of 28%.
      Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing a U.S. federal income tax return.
      The surrendering stockholder is required to give the Exchange Agent the TIN (i.e., the social security number or the employer identification number) of the record holder of the Mission Shares. If the Mission Shares are held in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which TIN to report.
      If the surrendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9. The stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number at the bottom of the Substitute Form W-9. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% on all reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional information on obtaining a TIN.
      Certain stockholders (including, among others, corporations and certain foreign individuals and entities) are exempt from backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt U.S. stockholders should indicate their exempt status on the Substitute Form W-9. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. In order for a foreign person to qualify as exempt, such person must submit a properly completed Form W-8, Certificate of Foreign Status (instead of a Substitute Form W-9), signed under penalties of perjury, attesting to such stockholder’s foreign status. Such Form W-8 may be obtained from the Exchange Agent.
      You are urged to consult your tax advisor regarding your qualification for exemption from backup withholding and the procedure for obtaining such exemption.
Guide to Form of Election Line Items
Box A:     Election and Description of Mission Shares Surrendered
      (1) Please provide your name, address and provide each stock certificate number, the number of Mission Shares represented by each such stock certificate(s) and the total number of Mission Shares surrendered.
      (2) The Social Security Number or Taxpayer ID Number as listed on your account. Please verify that this is your correct Social Security Number or Taxpayer ID Number. If your Social Security Number or Taxpayer ID Number is incorrect, please print the correct number in the area provided.
      (3) If you mark this box, you are electing stock consideration for all of your Mission Shares tendered herewith, subject to possible allocation as described in the accompanying Joint Proxy Statement/ Prospectus.
      (4) If you mark this box, you are electing cash consideration for all of your Mission Shares tendered herewith, subject to possible allocation as described in the accompanying Joint Proxy Statement/ Prospectus.
      (5) If you mark this box, you are electing a combination of stock consideration and cash consideration, subject to possible allocation as described in the accompanying Joint Proxy Statement/ Prospectus. Please insert the number of Mission Shares tendered herewith for which you are electing stock consideration, subject to possible allocation. Cash consideration, subject to possible allocation, will automatically be elected for the remainder of your Mission Shares tendered herewith.
      (6) Mark this box and complete Box B on the next page if you would like your stock or cash consideration to be issued in another name. You must also mark either Box (3), (4) or (5).

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      (7) All registered owners, as shown on the Form of Election, must sign the Form of Election. Do not sign the Mission Share certificates.
      (8) Please give us your daytime telephone number in case we need to contact you.
      (9) Please date the Form of Election.
Box B:     Change of Name on Account
      If you want your shares of Petrohawk common stock registered in, and/or your check made payable to, a name or names different from the name(s) printed on the Form of Election, please follow the instructions below.
      First, print the name(s) and address(es) of the person(s) to receive the shares of Petrohawk common stock and/or check in the space provided. Then, refer to the procedures printed below for the requirements needed to make some of the most frequently requested types of registration changes. These documents must accompany your Mission Share certificate(s), if applicable, and your Form of Election.

Name change due to marriage or transfer of ownership to another individual:

1. Obtain a signature guarantee for the stockholder whose name is printed on the Form of Election. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

Stockholder whose name is printed on the Form of Election is deceased. You are the executor or administrator of the estate:

1. Provide a certified (under raised seal) copy of the Court Qualification appointing the legal representative (dated within 60 days).

2. Notarized or Medallion Stamp Guaranteed Affidavit of Domicile.

The account is a joint account and one of the account holders is deceased. Issuing shares and/or check to the survivor only:

1. Provide a certified (under raised seal) copy of death certificate.

2. Survivor’s signature (signature guarantee is not necessary in this case).

The account is a joint account and one of the account holders is deceased. Issuing shares and/or check to the survivor and adding a name:

1. Provide a certified (under raised seal) copy of death certificate.

2. Survivor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

The account is a custodial account and the former minor has reached the legal age of majority:

1. The custodian must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Security Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

If the request is being made by the minor who has now reached the age of majority:

1. The former minor must obtain a signature guarantee. This signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

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2. Provide a certified or Medallion Signature Guaranteed (under raised seal) copy of the birth certificate for the former minor.

You want to have the account registered in the name of a trust:

1. Obtain a signature guarantee for the stockholder whose name is printed on the Form of Election. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2. Provide a copy of the first and last pages of the trust agreement.
      If your circumstances differ from those listed above, or if you have any other questions, please contact the Exchange Agent at 1-877-248-6417. (toll free).
Box C:     Notice of Guaranteed Delivery
      Complete this area if you are not delivering your Mission Share certificate(s) with the Form of Election or the procedure for book-entry transfer cannot be completed on a timely basis and you will be completing the enclosed Notice of Guaranteed Delivery. Stockholders whose certificate(s) for Mission Shares are not immediately available or who cannot deliver their certificates for Mission Shares to the Exchange Agent or the tendering of whose Mission Shares by book-entry transfer cannot be completed on or prior to the Election Deadline may make an effective election for their Mission Shares by properly completing and duly executing the enclosed Notice of Guaranteed Delivery. Pursuant to this procedure, (i) the election must be made by or through an eligible institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Exchange Agent, together with a properly completed and duly executed Election Form (or a manually signed facsimile thereof), on or prior to the Election Deadline, and (iii) the certificate(s) evidencing all physically surrendered Mission Shares (or a confirmation evidencing the transfer of all Mission Shares tendered by book-entry transfer), together with any required signature guarantees, and any other documents required by this Form of Election, must be received by the Exchange Agent by 5:00 p.m., Houston, Texas time, on the date that is three business days after the Election Deadline.
Box D:     Special Delivery Instructions
      Complete this area only if you want the Petrohawk common stock certificates and/or check to be delivered to an address other than the one printed in the account information section of the Form of Election.

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DELIVERY INSTRUCTIONS
The Exchange Agent is:
American Stock Transfer & Trust Company, Inc.
         For more information, please call 1-800-937-5449.
By Registered or Certified Mail, By Overnight Courier or By Hand:
American Stock Transfer and Trust Company
Attn.: Reorganization Dept.
59 Maiden Lane
New York, New York 10038
(877) 248-6417
Delivery of the Form of Election to an address other than that set forth above will not constitute a valid delivery to the Exchange Agent.
If you send Mission Share certificate(s) with the Form of Election by mail, it is recommended that you use registered mail insured for 2% of the market value ($25.00 minimum), return receipt requested.
For more information please call the Exchange Agent at 1-877-248-6417.

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Form of
Notice of Guaranteed Delivery
(not to be used for signature guarantees)
of
Shares of Common Stock of
Mission Resources Corporation
         This form or a facsimile hereof must be used in connection with your election if:

(1) certificates for shares of common stock of Mission Resources Corporation (“Mission Shares”) are not immediately available or cannot be delivered to American Stock Transfer & Trust Company, the Exchange Agent, prior to July 27, 2005 (the “Election Deadline”); or

(2) the procedure for book-entry transfer cannot be completed prior to the Election Deadline.
      This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Exchange Agent.
      This form must be received by the Exchange Agent on or before July 27, 2005.
The Exchange Agent is:
AMERICAN STOCK TRANSFER & TRUST COMPANY
For more information, please call 1-877-248-6417.

By Facsimile Transmission:	To Confirm Facsimile Transmission:
(718) 234-5001	(For Eligible Institutions Only) (877) 248-6417
By Registered or Certified Mail, By Overnight Courier or By Hand:
American Stock Transfer & Trust Company
Attn: Reorganization Dept.
59 Maiden Lane
New York, New York 10038
(877) 248-6417
      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.
      THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON AN ELECTION FORM REQUIRES A MEDALLION SIGNATURE GUARANTEE, SUCH MEDALLION SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE ELECTION FORM.
      The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Form of Election and Letter of Transmittal and certificate(s) representing Mission Shares to the Exchange Agent (or a confirmation evidencing the transfer of all Mission Shares delivered by book-entry transfer) within the time period set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

Ladies and Gentlemen:
      The undersigned hereby surrenders to American Stock Transfer & Trust Company, the Exchange Agent, upon the terms and subject to the conditions set forth in the Form of Election and Letter of Transmittal and related instructions, receipt of which are hereby acknowledged, the number of Mission Shares specified below pursuant to the guaranteed delivery procedure set forth below.

Number of Shares: Certificate No(s). (if available) ☐ Check if securities will be delivered by book-entry transfer and fill in the information below:	Name(s) (please print) Signature(s)
The Depository Trust Company DTC Account Number: Transaction Code Number: Dated: , 2005	Street Address City, State and ZIP Code Telephone number(s) (with area code)

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GUARANTEED DELIVERY PROCEDURE
      In order for an election to be effective, American Stock Transfer & Trust Company, the Exchange Agent, must receive a properly completed and duly executed Form of Election and Letter of Transmittal, accompanied by the Mission Share certificate(s) currently held by you, a confirmation evidencing the transfer of all Mission Shares delivered by book-entry transfer, or a proper Guarantee of Delivery (as described below), no later than 5:00 p.m., on the Election Deadline (as described above). Persons whose Mission Share certificate(s) are not immediately available or the delivery of whose Mission Shares cannot be completed by book-entry transfer on or prior to the Election Deadline also may make an election by completing and executing the Form of Election and Letter of Transmittal (or a facsimile thereof) and submitting it to the Exchange Agent by the Election Deadline and by having a Guarantee of Delivery properly completed and duly executed by the Election Deadline by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (subject to the condition that the Mission Share certificate(s) (or a confirmation evidencing the transfer of all Mission Shares delivered by book-entry transfer), the delivery of which is thereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 p.m., on the date that is three business days after the Election Deadline (the “Guaranteed Delivery Deadline”)).
      If the Exchange Agent does not receive a properly completed and duly executed Form of Election and Letter of Transmittal, accompanied by your Mission Share certificate(s) (or a confirmation evidencing the transfer of all Mission Shares delivered by book-entry transfer), by the Election Deadline (unless a Guarantee of Delivery has been properly completed and delivered by the Election Deadline and such certificates (or a confirmation evidencing the transfer of all Mission Shares delivered by book-entry transfer) are received by the Exchange Agent by the Guaranteed Delivery Deadline), the stockholder’s Mission Shares will be treated as if no election was made with respect to them.

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GUARANTEE OF DELIVERY
(not to be used for a signature guarantee)

THE UNDERSIGNED IS A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER ASSOCIATION OR OTHER ENTITY WHICH IS AN “ELIGIBLE GUARANTOR INSTITUTION,” AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH OF THE FOREGOING CONSTITUTING AN “ELIGIBLE INSTITUTION”), AND GUARANTEES THE DELIVERY TO THE EXCHANGE AGENT BY THE GUARANTEED DELIVERY DEADLINE OF THE SHARES SURRENDERED HEREBY, IN PROPER FORM FOR TRANSFER, (OR THAT THE SHARES SURRENDERED HEREBY HAVE BEEN DELIVERED BY BOOK-ENTRY TRANSFER INTO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY), TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED ELECTION FORM (OR A FACSIMILE THEREOF) AND ANY OTHER REQUIRED DOCUMENTS.

Name of Firm Street Address City, State, and ZIP code Telephone number (with area code)	Authorized Signature Name Title Date

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
      GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. — Social Security numbers have nine digits separated by two hyphens, e.g., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen, e.g., 00-0000000. The table below will help determine the number to give the payor.

Give the name* and
SOCIAL SECURITY number
For this type of account:		of —

1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. A revocable savings trust account (in which grantor is also trustee)	The grantor-trustee(1)
	b. Any “trust” account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC account	The owner(3)

Give the name and
EMPLOYER IDENTIFICATION
For this type of account:		number of —

6.	A valid trust, estate, or pension trust	The legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)
7.	Corporate (or LLC electing corporate status of Form 8832) account	The corporation
8.	Religious, charitable, or educational organization account	The organization
9.	Partnership account held in the name of the business	The partnership
10.	Association, club, or other tax-exempt organization	The organization
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

*	If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Show the individual name of the owner. If the owner does not have an employer identification number, furnish the owner’s social security number.
(4)	List first and circle the name of the legal trust, estate or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number
If you do not have a taxpayer identification number (or “TIN”) or you do not know your number, obtain form SS-5, Application for a Social Security Number Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), Form W-7 for International Taxpayer Identification Number (for alien individuals required to file U.S. tax returns). You may obtain Form SS-5 from your local Social Security Administration Office and Forms SS-4 and W-7 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS’s Internet Web Site at www.irs.gov.
To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the payor does not receive your TIN within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your TIN to the payor. Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on ALL payments include the following:*

•	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

•	A foreign government or a political subdivision, agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.
Payees that may be exempt from backup withholding include the following:

•	A corporation;

•	A foreign central bank of issue;

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States;

•	A futures commission merchant registered with the Commodity Futures Trading Commission;

•	A real estate investment trust;

•	An entity registered at all times during the tax year under the Investment Company Act of 1940;

•	A common trust fund operated by a bank under section 584(a);

•	A financial institution;

•	A middleman known in the investment community as a nominee or custodian; or

•	A trust exempt from tax under section 664 or described in section 4947.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.
Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if (i) this interest is $600 or more, (ii) the interest is paid in the course of the payor’s trade or business and (iii) you have not provided your correct taxpayer identification number to the payor.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

*	Unless otherwise noted herein, all references below to section numbers or to regulations are references to the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.
Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR.
Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also

2

not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N and their regulations.
Privacy Act Notices. Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends and certain other payments. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS also may provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws.
You must provide your TIN to the payor whether or not you are required to file a tax return. Payors must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payor. Certain penalties also may apply.
Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Statements With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information. — If you falsify certifications or affirmations, you are subject to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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June 27, 2005

Dear Mission Stockholder:

Under separate cover, you will be receiving a Joint Proxy Statement and Prospectus and proxy card regarding the proposed merger between Mission Resources Corporation and Petrohawk Energy Corporation. Please refer to such Joint Proxy Statement and Prospectus for additional information, and if you have any questions, please feel free to call Georgeson Shareholder Communications Inc. at 800-279-7074.
Mission Resources Corporation